SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(AMENDMENT NO. 1)

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SPORTS PROPERTIES ACQUISITION CORP.

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SPORTS PROPERTIES ACQUISITION CORP.

437 MADISON AVENUE

NEW YORK, NY 10022

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

OF SPORTS PROPERTIES ACQUISITION CORP.

TO BE HELD ON ____________, 20

To the Stockholders of Sports Properties Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the special meeting of the stockholders of Sports Properties Acquisition Corp., a Delaware corporation (“Sports Properties”), will be held at ______ Eastern time, on ________, 20 ______, at _________. At the special meeting, stockholders will consider and vote on the following proposals (each sub-proposal will be voted upon separately and independently):

(1)	To approve amendments to Sports Properties’ amended and restated certificate of incorporation (the “charter”) to allow for Sports Properties to consummate the transactions contemplated by the Framework Agreement, dated as of November 18, 2009 (the “Framework Agreement”), by and between Sports Properties and Medallion Financial Corp., a Delaware corporation (“Medallion Financial”), consisting of the following sub-proposals (the “Initial Charter Proposals”):

(1A)	to revise the definition of “Business Combination” under Article Sixth of the charter so that the consummation of substantially all of the transactions contemplated by the Framework Agreement (the “Framework Transactions”) will also constitute a “Business Combination” even though the Framework Transactions do not involve the acquisition by us of one or more assets or operating businesses in the sports, leisure and entertainment industries whose fair market value is at least equal to 80% of our net assets held in trust (calculated as provided in the charter) at the time of such acquisition;

(1B)	to delete the provision that prohibits us from consummating a “Business Combination” (as defined in the charter) with any entity affiliated with any person who was a stockholder prior to our initial public offering or our officers or directors;

(1C)	to increase the threshold regarding the maximum amount of the shares we issued in our initial public offering (“IPO Shares”) that may vote against a “Business Combination” and seek conversion prior to Sports Properties consummating a “Business Combination” from less than 30% to less than 50%; and

(1D)	to remove the requirement that only holders of IPO Shares that vote against a “Business Combination” may convert their IPO Shares into cash;

(2)	To approve the Framework Transactions and provide for our perpetual existence, consisting of the following sub-proposals (the “Framework Transactions Proposals”):

(2A)	to approve the transactions contemplated by the Framework Agreement which, among other things, sets forth the steps to be taken by us to continue our business as a corporation that acquires and actively manages transferable licenses that permit the operation of taxicabs in major metropolitan cities in the United States, or medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry (and to approve a related amendment to the agreement that governs our trust account to allow for the release of funds from our trust account once the Framework Transactions are consummated) (the “Framework Transactions Sub-Proposal 1”); and

(2B)	to approve an amendment to our charter to provide that our corporate existence will be perpetual instead of terminating on January 17, 2010 (the “Framework Transactions Sub-Proposal 2”);

(3)	To approve amendments to our charter which (i) eliminate certain provisions applicable only to special purpose acquisition corporations and (ii) revise certain other provisions in anticipation of our existence as an operating company, consisting of the following three sub-proposals (the “Secondary Charter Proposals”):

(3A)	to eliminate the provisions only applicable to us as a special purpose acquisition corporation prior to the completion of a “Business Combination,” as defined in our charter after giving effect to the Initial Charter Proposals;

(3B)	to change our name from “Sports Properties Acquisition Corp.” to “Medallion Management, Inc.”; and

(3C)	to increase the number of authorized shares of our capital stock from 101,000,000 to 550,000,000;

(4)	To adopt a proposed equity incentive plan, to be effective upon completion of the transactions contemplated by the Framework Agreement (the “Equity Incentive Plan Proposal”); and

(5)	To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, it appears we cannot consummate the transactions contemplated by the Framework Agreement.

These items of business are described in the accompanying proxy statement, which you are encouraged to read in its entirety before voting. Only holders of record of Sports Properties common stock at the close of business on _________, 2009 are entitled to notice of the special meeting and to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting.

The approval of the Initial Charter Proposals (including each related sub-proposal) and the Framework Transactions Proposals (including each related sub-proposal) is a condition to the consummation of Framework Transactions discussed above. The approval of the Secondary Charter Proposals (including each sub-proposal) and the approval of the Equity Incentive Plan Proposal are not conditions to the consummation of Framework Transactions and will not impact whether the Framework Transactions are consummated. The approval of proposals to amend the terms of our warrants that will be considered at a special meeting of our warrantholders that will be held at the same time as the special meeting of our stockholders is also a condition to the consummation of the Framework Transactions.

Our charter requires that we obtain a fairness opinion in certain circumstances and accordingly, we disclosed in the prospectus for our initial public offering that we would seek a fairness opinion with respect to a “Business Combination” (as defined in our charter) in certain circumstances. After our stockholders approve the Initial Charter Proposals, those circumstances would not apply with respect to the Framework Transactions. Therefore, we did not obtain a fairness opinion with respect to the Framework Transactions. We also disclosed in the prospectus for our initial public offering that we would seek a fairness opinion with respect to a “Business Combination” (as defined in our charter) if a conflict of interest existed with respect to the transaction. Medallion Financial, an entity affiliated with certain of our directors and officers, is the other party to the Framework Agreement and will continue to be a stockholder and warrantholder of Sports Properties. Medallion Financial will also provide us with transitional services following the consummation of the Framework Transactions. Andrew M. Murstein, our Secretary and Vice Chairman, will become our Chief Executive Officer and Vice Chairman following consummation of the Framework Transactions. Mr. Murstein is Medallion Financial’s President and a director and a stockholder of Medallion Financial and Larry D. Hall, our Chief Financial Officer, is the Chief Financial Officer of Medallion Financial. Although we recognize that a conflict may exist with respect to the Framework Transactions, we did not obtain a fairness opinion because the Framework Transactions do not involve the acquisition of assets or an existing business and therefore the use of customary analyses on which fairness opinions are typically based is precluded.

After careful consideration, our board of directors has unanimously determined that the proposals are fair to us and in our best interests and the best interests of our stockholders and recommends that you vote or give instruction to vote “FOR” the approval of each of the proposals (including all related sub-proposals).

All Sports Properties stockholders are cordially invited to attend the special meeting in person. To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a stockholder of record of shares of our common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker or bank. If you do not vote or do not instruct your broker or bank how to vote, it will have the same effect as voting against the Initial Charter Proposals, the Framework Transactions Sub-Proposal 2 and the Secondary Charter Proposals.

A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by our stockholders during ordinary business hours for any purpose germane to the special meeting.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

[Scanned signature]
Tony Tavares Chief Executive Officer

New York, NY

Dated: ______________, 2009

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS (INCLUDING ALL OF THE SUB-PROPOSALS) AND YOU WILL NOT BE ELIGIBLE TO HAVE YOUR SHARES CONVERTED INTO A PRO RATA PORTION OF THE TRUST ACCOUNT IN WHICH A SUBSTANTIAL PORTION OF THE NET PROCEEDS OF OUR INITIAL PUBLIC OFFERING ARE HELD.

IF YOU WISH TO EXERCISE CONVERSION RIGHTS YOU MUST (1) AFFIRMATIVELY VOTE EITHER “FOR” OR “AGAINST” THE FRAMEWORK TRANSACTIONS SUB-PROPOSAL 1, (2) CHECK THE BOX ON THE PROXY CARD INDICATING YOU ARE EXERCISING CONVERSION RIGHTS WITH RESPECT TO YOUR IPO SHARES AND (3) DELIVER YOUR IPO SHARES TO OUR TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON THE BUSINESS DAY PRIOR TO THE VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS. IF YOU HOLD YOUR IPO SHARES IN “STREET NAME,” YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT AND DELIVER THE SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM TO OUR TRANSFER AGENT. IF THE CLOSING CONTEMPLATED BY THE FRAMEWORK AGREEMENT DOES NOT OCCUR, THEN THESE SHARES WILL NOT BE CONVERTED INTO CASH. SEE THE SECTION ENTITLED “THE FRAMEWORK TRANSACTIONS PROPOSALS—THE FRAMEWORK TRANSACTIONS SUB-PROPOSAL 1—CONVERSION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

SPORTS PROPERTIES ACQUISITION CORP.

437 MADISON AVENUE

NEW YORK, NY 10022

NOTICE OF SPECIAL MEETING OF WARRANTHOLDERS

OF SPORTS PROPERTIES ACQUISITION CORP.

TO BE HELD ON ____________, 20

NOTICE IS HEREBY GIVEN that the special meeting of the warrantholders of Sports Properties Acquisition Corp., a Delaware corporation (“Sports Properties”), will be held at ____________, on _______________, 20__, at                     . At the special meeting, warrantholders will consider and vote on the following proposals (each sub-proposal will be voted upon separately and independently):

(1)	To approve amendments to the Warrant Agreement, dated as of January 17, 2008, between Sports Properties and Continental Stock Transfer & Trust Company, which governs the terms of our outstanding warrants, in connection with the consummation of the transactions contemplated by the Framework Agreement, dated as of November 18, 2009 (the “Framework Agreement”), by and between Sports Properties and Medallion Financial Corp., a Delaware corporation, which, among other things, sets forth the steps to be taken by us to continue our business as a corporation that acquires and actively manages transferable licenses that permit the operation of taxicabs in major metropolitan cities in the United States, or medallions, leases the medallions to fleet taxicab operators, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry, consisting of the following sub-proposals (the “Warrant Amendment Proposals”):

(1A)	to provide that the exercise price of our warrants will be increased from $7.00 to $12.00 per share;

(1B)	to provide that the expiration date of the warrants will be extended from January 17, 2012 to January 17, 2015;

(1C)	to provide that the price at which our common stock must trade before we are able to redeem the warrants we issued in our initial public offering will be increased from $14.25 to $18.75; and

(1D)	to eliminate the cashless exercise feature of the warrants we issued in our initial public offering; and

(2)	To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, Sports Properties is not authorized to consummate any of the Warrant Amendment Proposals or it otherwise appears that we cannot consummate the transactions contemplated by the Framework Agreement.

These items of business are described in the accompanying proxy statement, which you are encouraged to read in its entirety before voting. Only holders of record of our warrants at the close of business on          are entitled to notice of the special meeting and to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting.

The approval of the Warrant Amendment Proposals (including each related sub-proposal) is a condition to the consummation of the transactions contemplated by the Framework Agreement discussed above.

After careful consideration, our board of directors has unanimously determined that the proposals are fair to us and in our best interests and the best interests of our warrantholders and recommends that you vote or give instruction to vote “FOR” the approval of each of the proposals (including all related sub-proposals).

All Sports Properties warrantholders are cordially invited to attend the special meeting in person. To ensure your representation at the special meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a warrantholder of record of Sports Properties, you may also cast your vote in person at the special meeting. If your warrants are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your warrants or, if you wish to attend the meeting and vote in person, obtain a proxy from your broker or bank. If you do not vote or do not instruct your broker or bank how to vote, it will have the same effect as voting against the Warrant Amendment Proposals.

A complete list of our warrantholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by our warrantholders during ordinary business hours for any purpose germane to the special meeting.

Your vote is important regardless of the number of warrants you own. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your warrants are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the warrants you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

[Scanned signature]
Tony Tavares Chief Executive Officer

New York, NY

Dated:

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR WARRANTS WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS (INCLUDING ALL OF THE SUB-PROPOSALS). IF THE TRANSACTIONS CONTEMPLATED BY THE FRAMEWORK AGREEMENT ARE NOT COMPLETED AND WE DO NOT COMPLETE AN INITIAL BUSINESS COMBINATION PRIOR TO JANUARY 17, 2010, THEN THE WARRANTS WILL EXPIRE WORTHLESS.

SPORTS PROPERTIES ACQUISITION CORP.

437 MADISON AVENUE

NEW YORK, NY 10022

PROXY STATEMENT

For the Special Meetings of Stockholders and Warrantholders of

Sports Properties Acquisition Corp.

Sports Properties Acquisition Corp., a Delaware corporation (“Sports Properties”), is pleased to report that our board of directors has approved the Framework Agreement, dated as of November 18, 2009, (the “Framework Agreement”), by and between Sports Properties and Medallion Financial Corp., a Delaware corporation (“Medallion Financial”), which, among other things, provides for the continuation of Sports Properties’ business as a corporation that acquires and actively manages transferable licenses that permit the operation of taxicabs in major metropolitan cities in the United States, or medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry.

Following the consummation of the transactions contemplated by the Framework Agreement (the “Framework Transactions”), we plan to acquire and actively manage medallions primarily with a view to leasing them to fleet operators in our target markets and on a selective basis to operate the taxicabs associated with these medallions. We also intend to provide a range of services to our fleet operators and to seek new business opportunities in taxi-related operating businesses.

Proposals to amend our amended and restated certificate of incorporation (the “charter”) to allow for the consummation of the Framework Transactions, and to revise certain conditions to complete a “Business Combination” and to approve the Framework Transactions (and a related amendment to the agreement that governs our trust account to allow for the release of funds once the Framework Transactions are consummated) and the other matters discussed in this proxy statement will be presented at the special meetings of our stockholders and warrantholders scheduled to be held on ______________.

We have also proposed amendments to our charter that provide for (i) our perpetual existence; (ii) our name change to “Medallion Management, Inc.”; (iii) the removal of the provisions only applicable to us as a special purpose acquisition corporation prior to a “Business Combination” (as defined in our charter after giving effect to the Initial Charter Proposals); and (iv) the increase in the number of authorized shares of our capital stock from 101,000,000 to 550,000,000. In addition, our stockholders will consider and vote upon a proposal to adopt an equity incentive plan and our warrantholders will consider and vote upon proposals to amend the terms of our warrants as described further in this proxy statement.

We are providing this proxy statement and the accompanying proxy cards to our stockholders and warrantholders in connection with the solicitation of proxies to be voted at the special meetings of our stockholders and warrantholders and at any adjournments or postponements of the special meetings. Unless the context requires otherwise, references to “you” are references to Sports Properties’ stockholders and warrantholders, as the case may be, and references to “we,” “us” and “our” and the “Company” are to Sports Properties.

This proxy statement provides you with detailed information about the transactions contemplated by the Framework Agreement and other matters to be considered by our stockholders and warrantholders. You are encouraged to carefully read the entire document and the documents incorporated by reference.

Your vote is very important. Whether or not you plan to attend the special meetings, the details of which are described on the following pages, please complete, date, sign and promptly return the accompanying proxy in the enclosed envelope.

We consummated our initial public offering (“IPO”) on January 24, 2008. Banc of America Securities LLC (“BofA”) acted as the sole manager and representative of the underwriters in the IPO. We expect that BofA and the other underwriters in our IPO will agree to reduce, the deferred underwriting commissions they are entitled to receive in the aggregate upon consummation of the Framework Transactions from approximately $9.3 million to approximately $1.5 million to $2.15 million, in the aggregate. It is a condition to the consummation of the Framework Transactions that the underwriters in our IPO agree to such reduction. If the transactions contemplated by the Framework Agreement are not consummated and we are required to be liquidated, the underwriters will not receive any deferred underwriting commissions and those funds will be returned to our public stockholders upon our liquidation.

This proxy statement is dated ______________, and is first being mailed to our stockholders and warrantholders on or about ______________.

i

THE INITIAL CHARTER PROPOSALS	52
General	52
First Sub-Proposal—Proposal to Revise the Definition of “Business Combination”	53
Second Sub-Proposal—Proposal to Remove the Prohibition Against Consummating a Business Combination with an Entity Affiliated with a Founder Stockholder or a Director or Officer	54
Third Sub-Proposal—Proposal to Increase the Maximum Amount of IPO Shares that Can Vote Against a “Business Combination” and Request To Be Converted to Cash for Sports Properties to Still Consummate a Business Combination from Less Than 30% to Less Than 50% of IPO Shares	54
Fourth Sub-Proposal—Proposal to Allow Holders of IPO Shares That Vote either “FOR” or “AGAINST” a “Business Combination” To Convert Their IPO Shares to Cash	55
Rescission Rights	55
Appraisal Rights	57
Consequences If the Initial Charter Proposals Are Not Approved	57
Required Vote	57
Recommendation of Our Board of Directors	57
THE FRAMEWORK TRANSACTIONS PROPOSALS	58
General	58
Background of the Framework Transactions Proposals	58
Reasons for the Framework Transactions Proposals	61
Adverse Factors Considered by Sports Properties	63
Interests of Our Directors and Executive Officers and Certain Persons in the Framework Transactions Proposals	65
The Framework Transactions Sub-Proposal 1	66
Conversion Rights	70
Actions That May Be Taken to Secure Approval of Our Stockholders	72
Rescission Rights	74
The Framework Transactions Sub-Proposal 2	76
THE FRAMEWORK AGREEMENT	78
Transactions Set Forth in the Framework Agreement	78
Closing of the Transactions Contemplated by the Framework Agreement	78
Representations and Warranties	78
Covenants	80
Conditions to Closing	81
Waiver	82
Termination	82
Effect of Termination	83
Fees and Expenses	83
Confidentiality; Access to Information	83
Amendments	83
Public Announcements	84
THE SECONDARY CHARTER PROPOSALS	85
General	85
First Sub-Proposal—Proposal to Eliminate Special Purpose Acquisition Corporation Provisions	85
Second Sub-Proposal—Proposal to Change Our Name From “Sports Properties Acquisition Corp.” to “Medallion Management, Inc.”	88
Third Sub-Proposal—Proposal to Increase the Number of Shares Authorized	88
Consequences If the Secondary Charter Proposals Are Not Approved	88
Appraisal Rights	88
Required Vote	88
Recommendation of Our Board of Directors	89
THE EQUITY INCENTIVE PLAN PROPOSAL	90
General	90
Reasons for the Equity Incentive Plan Proposal; Effects	90
Summary of the 2010 Equity Incentive Plan	90
Certain U.S. Federal Income Tax Consequences	93
Consequences If the Equity Incentive Plan Proposal Is Not Approved	94
Appraisal Rights	94

ii

ANNEX A:	The Framework Agreement
ANNEX B:	Charter Amendment relating to the Initial Charter Proposals
ANNEX C:	Charter Amendment relating to the Framework Transactions Sub-Proposal 2
ANNEX D:	Charter Amendment relating to the Secondary Charter Proposals
ANNEX E:	Form of Amendment to Warrant Agreement
ANNEX F:	2010 Equity Incentive Plan
ANNEX G:	Amendment to Investment Management Trust Agreement
ANNEX H:	Opinion of Richards, Layton & Finger P.A.
ANNEX I:	Form of Letter Agreements

iii

SUMMARY

The following summary highlights selected information from this proxy statement. It does not contain all of the information that you should consider before deciding how to vote on any of the proposals described herein. You should read carefully the entire proxy statement, including the information set forth under “Risk Factors” in this proxy statement, and the other documents to which we have referred you.

Background

In the prospectus included in the registration statement for our IPO, we undertook to consummate an initial “Business Combination” in which we would acquire, by merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar type of transaction or a combination of the foregoing, the assets of one or more domestic or international operating businesses or one or more domestic or international operating businesses in the sports, leisure and entertainment industries having, collectively, a fair market value (as determined in accordance with the requirements of our charter) of at least 80% of our net assets at the time of the acquisition by January 17, 2010 or liquidate. These requirements were set forth in our charter. In the proposed transactions set forth in the Framework Agreement, dated as of November 18, 2009 between us and Medallion Financial, we are not acquiring one or more assets or control of one or more operating businesses in the sports, leisure and entertainment industries. Rather, the Framework Agreement, among other things, sets forth the steps to be taken by us to continue our business as a corporation that acquires and actively manages taxicab medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry. See the section entitled “The Framework Agreement.” Accordingly, the proposed transactions contemplated by the Framework Agreement do not satisfy the above requirements as originally contemplated by our IPO prospectus. Since our IPO, our management team and our other representatives have diligently considered over 100 acquisition opportunities in our search for an attractive business combination candidate. The initial potential target companies operated in a variety of different industries and included professional sports teams, concession operators, sports leagues, sports and talent agencies, restaurants, hotel and leisure companies and other target industries as described in our IPO prospectus. We analyzed approximately a dozen sports franchises and approximately 30 acquisition targets in the target industries described in our IPO prospectus. We were able to reach the level of an executed term sheet or letter of intent with one sports franchise, a restaurant chain and a cleaning supply company. We also considered a transaction in which we would become a blind pool real estate investment trust and a transaction in which we would become a land bank. However, none of the companies and structures we analyzed were believed to be as attractive to our public stockholders as the opportunity described in this proxy statement which will position us to become what we believe will be the only publicly traded company in the United States focused exclusively on the ownership, operation and active management of taxicab medallions and the delivery of services to, the taxi industry. Our objective will be to capitalize on what we perceive to be significant opportunities to achieve both current cash flow and growth in the value of our business through appreciation of taxicab medallions, which have historically demonstrated strong price appreciation over time, and through the services we will provide to the taxi industry. We believe that a number of factors support the case for additional appreciation in the value of the medallions and increases in lease rates for such medallions in our target markets over time, including the following: financial and political motivation of local regulators to limit the supply of medallions and to promote a stable, if not rising, medallion price in order to maximize revenue generation from new medallion issuances and to maintain an interest in medallions; medallion taxis are the exclusive street “hail” option in medallion-based cities, which provides competitive advantages to the medallion owner over other land transport alternatives; in the last 60 years taxi fares have only increased and local regulatory authorities have not approved a fare decrease in New York City, Chicago or Boston; taxi operations can be counter-cyclical economic performers as illustrated by the recent recession which has increased driver availability and led to higher medallion utilization rates; debt capital to support medallion purchase is available in most major taxi medallion markets which we believe has expanded the potential demand for, and the values associated with, medallions. See “Our Business Following the Consummation of the Framework Transactions—Factors Supporting Taxi Medallion Valuations.” In addition, based on historical sales volume, turnover rates and discussions Medallion Financial has had with large taxicab medallion operators in our target markets, we believe there is a sufficient supply of sellers that would allow us to acquire taxicab medallions consistent with our business plan and generate the revenue required to meet the costs of operating as a public company.

        We disclosed in our IPO prospectus that in connection with seeking stockholder approval of an initial business combination we would try to furnish our stockholders with audited financial statements of the target business in the proxy statement. We also disclosed that if our initial business combination were structured as an asset acquisition, the proxy statement we would send to stockholders to approve a business combination may not contain audited or unaudited historical financial information with respect to the assets being acquired. In such case, if we determined that such audited historical financial information was not required, instead of audited or unaudited historical financial statements, the proxy statement we would send to our stockholders would contain the same information that would typically be provided in the business section of the prospectus for an initial public offering of a start-up company without historical financial statements, such as: (i) historical and prevailing market rates for assets of that type; (ii) our expectations of future market trends and proposed strategy for employment of the assets; (iii) our anticipated operational (overhead) expenses; and (iv) the valuation of the assets generally. Although the Framework Transactions do not involve the acquisition of assets, we have provided the information set forth in clauses (i), (ii), (iii) and (iv) of the preceding sentence in the section entitled “Our Business Following the Consummation of the Framework Transactions.” In addition, because we have not yet identified specific taxicab medallions to acquire and actively manage, we are not including in this proxy statement financial statements relating to any of our target assets.

Our charter requires that we obtain a fairness opinion in certain circumstances and accordingly, we disclosed in the prospectus for our IPO that we would seek a fairness opinion with respect to a “Business Combination” (as defined in our charter) in certain circumstances. After our stockholders approve the Initial Charter Proposals, those circumstances would not apply with respect to the Framework Transactions. Therefore, we did not obtain a fairness opinion with respect to the Framework Transactions. We also disclosed in the prospectus for our IPO that we would seek a fairness opinion with respect to a “Business Combination” (as defined in our charter) if a conflict of interest existed with respect to the transaction. Medallion Financial, an entity affiliated with certain of our directors and officers, is the other party to the Framework Agreement and will continue to be a stockholder and warrantholder of Sports Properties. Medallion Financial will also provide us with transitional services following the consummation of the Framework Transactions. Andrew M. Murstein, our Secretary and Vice Chairman, will become our Chief Executive Officer and Vice Chairman following consummation of the Framework Transactions. Mr. Murstein is Medallion Financial’s President and a director and a stockholder of Medallion Financial and Larry D. Hall, our Chief Financial Officer, is the Chief Financial Officer of Medallion Financial. Although we recognize that a conflict may exist with respect to the Framework Transactions, we did not obtain a fairness opinion because the Framework Transactions do not involve the acquisition of assets or an existing business and therefore the use of customary analyses on which fairness opinions are typically based is precluded. See the section entitled “The Initial Charter Proposals.”

Proposals to be Considered at the Special Meetings of Sports Properties’ Stockholders

We are proposing to amend the terms of our charter to (i) provide that the consummation of substantially all of the transactions contemplated by the Framework Agreement will also constitute a “Business Combination” under Article Sixth of our charter, (ii) remove the prohibition against consummating a “Business Combination” (as defined in the charter) with any entity affiliated with our pre-IPO stockholders or our directors and officers, (iii) revise the threshold regarding the limit on the amount of IPO Shares (as defined herein) that may vote against a “Business Combination” and seek conversion in order for us to consummate a “Business Combination” from less than 30% to less than 50% of the IPO Shares and (iv) remove the requirement that only holders of the IPO Shares who vote against a “Business Combination” may convert their IPO Shares into cash (the “Initial Charter Proposals”). See the section entitled “The Initial Charter Proposals.”

If the Initial Charter Proposals are approved, our stockholders will be asked to (i) approve the Framework Transactions and a related amendment to the agreement that governs our trust account to allow for the release of funds from our trust account once the Framework Transactions are consummated (the “Framework Transactions Sub-Proposal 1”) and (ii) amend our charter to provide for our perpetual existence (the “Framework Transactions Sub-Proposal 2” and, together with the Framework Transactions Sub-Proposal 1, the “Framework Transactions Proposals”). See the section entitled “The Framework Transactions Proposals.”

In addition to voting on the Initial Charter Proposals and the Framework Transactions Proposals, if the Initial Charter Proposals and the Framework Transactions Proposals are approved, our stockholders will be asked to vote on proposals to approve amendments to our charter which (i) eliminate certain provisions applicable only to special purpose acquisition corporations and (ii) revise certain other provisions in anticipation of our existence as an operating company, consisting of the following three sub-proposals (the “Secondary Charter Proposals”):

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to eliminate the provisions only applicable to us as a special purpose acquisition corporation prior to the completion of a “Business Combination,” as defined in our charter after giving effect to the Initial Charter Proposals;

•	to change our name from “Sports Properties Acquisition Corp.” to “Medallion Management, Inc.”; and

•	to increase the number of authorized shares of our capital stock from 101,000,000 to 550,000,000.

The approval of the Secondary Charter Proposals (including each related sub-proposal) is not a condition to the consummation of the Framework Transactions and will not impact whether the Framework Transactions are consummated. See the section entitled “The Secondary Charter Proposals.”

If the Initial Charter Proposals and the Framework Transactions Proposals are approved, our stockholders will be asked to vote on a proposal to adopt a proposed 2010 equity incentive plan (the “2010 Equity Incentive Plan”), to be effective upon consummation of the transactions contemplated by the Framework Agreement (the “Equity Incentive Plan Proposal”). The 2010 Equity Incentive Plan will provide for grants of restricted common stock and other equity-based awards from time to time up to an aggregate of 7.5% of the issued and outstanding shares of our common stock at the time of the award, subject to a ceiling of 4,000,000 shares available for issuance under the 2010 Equity Incentive Plan. We are proposing the 2010 Equity Incentive Plan as a means of securing and retaining key employees and others of outstanding ability and to motivate such individuals to exert their best efforts on behalf of us and our affiliates by providing incentives through the grant of options to acquire shares of our common stock and, if so determined by a committee of our board of directors, other equity-based awards. We believe that we will benefit from the added interest that these individuals will have in our welfare as a result of their proprietary interest in our success. The approval of the Equity Incentive Plan Proposal is not a condition to the consummation of the transactions contemplated by the Framework Agreement and will not impact whether the transactions contemplated by the Framework Agreement are consummated. See the section entitled “The Equity Incentive Plan Proposal.”

Our stockholders will also be asked to vote on a proposal to adjourn the special meeting of stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, it appears we cannot consummate the transactions contemplated by the Framework Agreement (the “Stockholders Adjournment Proposal”). See the section entitled “The Stockholders Adjournment Proposal.”

Proposals to be Considered at the Special Meeting of Sports Properties’ Warrantholders

We are also seeking the approval from the holders of our warrants of a proposal to amend the terms of our warrants, consisting of the following sub-proposals (the “Warrant Amendment Proposals”):

•	to provide that the exercise price of our warrants will be increased from $7.00 to $12.00 per share;

•	to provide that the expiration date of the warrants will be extended from January 17, 2012 to January 17, 2015;

•	to provide that the price at which our common stock must trade before we are able to redeem the warrants we issued in our IPO will be increased from $14.25 to $18.75; and

•	to eliminate the cashless exercise feature of the warrants we issued in our IPO.

The approval of the Warrant Amendment Proposals (including each related sub-proposal) is a condition to the consummation of Framework Transactions. The proposed warrant amendments will be effective immediately upon the consummation of Framework Transactions. See the section entitled “The Warrant Amendment Proposals.” The warrants issued in the Private Placement will retain their cashless exercise feature.

In addition to voting on the Warrant Amendment Proposals, our warrantholders will be asked to vote on a proposal to adjourn the special meeting of warrantholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, we are not authorized to consummate any of the Warrant Amendment Proposals or it appears that we cannot complete the Framework Transactions (the “Warrantholders Adjournment Proposal”). See the section entitled “The Warrantholders Adjournment Proposal.”

Actions in Connection with the Framework Transactions

In connection with the Framework Transactions, Medallion Financial has agreed to cancel, prior to or upon the consummation of the Framework Transactions, all of the 4,877,112 shares of common stock that it acquired from us prior to our IPO. We are in discussions with (i) Kemp Partners, a limited liability company of which our former Chairman, Jack Kemp, owned 44% of the outstanding membership interests, (ii) Tony Tavares, our Chief Executive Officer and President, (iii) Richard Mack, our director, (iv) Game Plan LLC, a limited liability company of which our advisor, Robert L. Caporale, is the Chairman and our advisor, Randel E. Vataha, is the President and of which Messrs. Caporale and Vataha each own 50% of the outstanding limited liability company interests, and (v) Doug Ellenoff, to have such persons cancel certain of the respective shares of our common stock they acquired from us prior to our IPO so that they would own in the aggregate no more than 25,000 such shares following the consummation of the Framework Transactions. We refer to Medallion Financial and the stockholders identified in the preceding sentence as the “Founder Stockholders.” We refer to all of the shares of common stock that are owned by the Founder Stockholders and that were acquired prior to our IPO as the “Founders’ Shares.” The Founder Stockholders will receive no consideration for cancelling their Founders Shares. As of December 13, 2009, we have not reached any agreement with any Founder Stockholder other than Medallion Financial to cancel his or its shares. It is a condition to the closing of the Framework Transactions that our Founder Stockholders agree to such cancellation.

It is possible that the present holders of 50% or more of the shares we issued in our IPO (together with any shares acquired in the secondary market, “IPO Shares”) will vote against the Framework Transactions Sub-Proposal 1 and seek conversion of their IPO Shares into cash in accordance with our charter, assuming the Initial Charter Proposals are approved. If such event were to occur, the

Framework Transactions could not be completed. To preclude such a possibility, we, the Founder Stockholders and our and their respective affiliates may enter into arrangements to provide for the purchase of IPO Shares (at a maximum per share purchase price equal to the conversion price immediately prior to the time the transactions contemplated by the Framework Agreement are completed) from holders thereof who indicate their intention to vote against the Framework Transactions Sub-Proposal 1 and seek conversion of or otherwise wish to sell their IPO Shares or other arrangements that would induce holders of IPO Shares not to vote against the Framework Transactions Sub-Proposal 1. Definitive arrangements have not yet been determined but some possible methods are described in the section entitled “The Framework Transactions Proposals—The Framework Transactions Sub-Proposal 1—Actions That May Be Taken To Secure Approval of Our Stockholders.”

As of                     , the record date for the special meetings, the Founder Stockholders beneficially owned and were entitled to vote 5,389,071 Founders’ Shares (approximately 20% of the outstanding common stock). In addition, our Chief Executive Officer and President, Tony Tavares, beneficially owned and was entitled to vote 15,000 IPO Shares as of the record date. We and BofA entered into agreements with each of the Founder Stockholders in connection with our IPO pursuant to which each Founder Stockholder agreed to vote all of his, her or its:

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Founders’ Shares in accordance with the majority of the votes cast by IPO Shares with respect to (i) a “Business Combination” (and therefore, if the Initial Charter Proposals are approved, the Framework Transactions Sub-Proposal 1) and (ii) an amendment to our charter to provide for perpetual existence (and therefore, the Framework Transactions Sub-Proposal 2);

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IPO Shares acquired in the IPO in accordance with the majority of the votes cast by IPO Shares with respect to a “Business Combination” (and therefore, if the Initial Charter Proposals are approved, the Framework Transactions Sub-Proposal 1); and

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IPO Shares they acquired in the secondary market in favor of a “Business Combination” (and therefore, if the Initial Charter Proposals are approved, the Framework Transactions Sub-Proposal 1). Consistent with the provisions set forth in our IPO prospectus, we and BofA will enter into agreements with our Founder Stockholders in which each Founder Stockholder agrees that such Founder Stockholder will not elect to convert such Founder Stockholder’s IPO Shares so that no IPO Shares held by a Founder Stockholder will be converted into cash.

The form of the letter agreements that contain the voting agreements set forth in clause (i) of the first bullet point above and in the second and third bullet points above is attached to this proxy statement as Annex I. These letter agreements were executed on or about January 17, 2008. The voting agreement described in the first bullet point above is set forth in the underwriting agreement we entered into in connection with our IPO, which was attached as Exhibit 1.1 to the Current Report on Form 8-K filed on January 24, 2008. The Founder Stockholders have informed us that they intend to vote all their shares and warrants in favor of all the other proposals (including all related sub-proposals) that will be presented at the special meetings of our stockholders and warrantholders.

Since the consummation of the IPO, none of our directors, officers or other Founder Stockholders have purchased IPO Shares either on the open market or in privately negotiated transactions. Medallion Financial will purchase up to $1.0 million, and may purchase up to an additional $2.0 million, of IPO Shares in the open market prior to the record date. As of December 13, 2009, Medallion Financial has not purchased any IPO Shares.

Our Business Following the Consummation of the Framework Transactions

Following consummation of the Framework Transactions, we plan to acquire and actively manage medallions primarily with a view to leasing them to fleet operators in our target markets and on a selective basis to operate the taxicabs associated with these medallions. We also intend to provide a range of services to our fleet operators and to seek new business opportunities in taxi-related operating businesses. We believe that we will be the only publicly traded company in the United States focused exclusively on the ownership, operation and active management of taxicab medallions and the delivery of services to and participation in, the taxi industry. We will initially focus our activities in the New York City, Chicago and Boston markets and may expand to other municipalities that we believe will provide attractive return profiles based on our assessment of medallion prices and future fare increases over time. Our objective is to capitalize on what we perceive to be significant opportunities to achieve both current cash flow and growth in the value of our business through appreciation of our taxicab medallions, which have historically demonstrated strong price appreciation over time, and through the services we will provide to the taxi industry. See the section entitled “Our Business Following the Consummation of the Framework Transactions.”

Promptly after the closing of the transactions contemplated by the Framework Agreement, the funds in the trust account will be disbursed to pay (i) holders of IPO Shares who have indicated to us that they intend to vote against the transactions contemplated by the Framework Agreement and seek conversion of IPO Shares with whom we may enter into forward contracts to purchase their IPO Shares, (ii) up to approximately $2.15 million of deferred underwriters’ compensation owed by us in connection with the IPO (adjusted as described in this proxy statement), (iii) approximately $             in expenses of the Founder Stockholders incurred on behalf of us and third parties (e.g., professionals, printers, etc.) who have rendered and/or will render services to us in connection with our operations and efforts to effect a “Business Combination” (as defined in our charter) or the Framework Transactions, (iv) approximately $             in taxes and (v) stockholders who have elected to exercise their conversion rights. These amounts are as of the record date. The consummation of the Framework Transactions is conditioned on our trust account containing no less than $100 million after the closing after taking into account all of the payments described in clauses (i) and (v) in the preceding sentence. Any amounts remaining in the trust account following the disbursements described above will be used to acquire and actively manage taxicab medallions in accordance with our proposed business plan and for working capital. The greater the amount remaining in the trust account after making the payments described above, the greater the amount we will have to acquire and actively manage taxicab medallions and for working capital.

At the closing of the Framework Transactions, we expect to expand our board of directors to add Alvin Murstein, who will become a director and the Chairman of our board of directors. We also expect to adjust or further expand the size of our board of directors to include board members who will be considered independent directors under applicable regulatory rules so that a majority of the members of our board of directors will be considered independent under such rules. We will not compensate any director affiliated with Medallion Financial for his services. We expect that upon completion of the Framework Transactions, Andrew M. Murstein will resign as our Secretary and will be elected to serve as our Chief Executive Officer and Vice Chairman. In addition, Michael J. Kowalsky will become an Executive Vice President. None of Alvin Murstein, Andrew Murstein, Larry D. Hall, our Chief Financial Officer, or Mr. Kowalsky will receive any remuneration for their services. We expect that Tony Tavares, our current Chief Executive Officer and President, will resign such positions. The other members of our board of directors will remain the same. See the section entitled “Our Business Following the Consummation of the Framework Transactions—Our Management Team.”

Concurrent with the consummation of the Framework Transactions, we will enter into a Transitional Services Agreement (the “Transitional Services Agreement”) with Medallion Financial pursuant to which Medallion Financial will provide us the services of our senior management team and with access to, among other things, its information technology, office space, personnel and other resources necessary to enable us to operate our business. See the section entitled “Our Business Following the Consummation of the Framework Transactions—Medallion Financial and the Transitional Services Agreement.”

Board Recommendation; Certain Relationships

After careful consideration, our board of directors has unanimously determined that the Framework Transactions Proposals are fair to us and in our best interests and the best interests of our stockholders and recommends that you vote or give instruction to vote “FOR” the approval of the Framework Transactions Proposals and the other proposals described in this proxy statement. In considering the recommendations of our board of directors with respect to the Framework Transactions Proposals and the other proposals described in this proxy statement, our stockholders should be aware that our directors and executive officers have personal interests in such transactions that are, or may be, different from, or in addition to, your interests. In particular:

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If the transactions contemplated by the Framework Agreement are consummated, we will enter into the Transitional Services Agreement with Medallion Financial pursuant to which Medallion Financial will provide us the services of our senior management team and with access to, among other things, its information technology, office space, personnel and other resources necessary to enable us to operate our business. The Transitional Services Agreement requires Medallion Financial to manage our business affairs in conformity with the policies and the investment guidelines that are approved and monitored by our board of directors. The Transitional Services Agreement will have a term of three years and can be extended for additional one year periods by the mutual agreement of both parties. Either party may also terminate the agreement annually upon 180 days’ prior notice to the other party. Medallion Financial is entitled to receive from us a fee, calculated and payable quarterly in arrears equal to 1.0% of our stockholder equity (as defined in the agreement). To illustrate by example, if our stockholder equity were to be $100 million at the end of the first quarter of 2010, the fee for that quarter would be calculated as follows: (0.1 x $100,000,000) ÷ 4 = $250,000. We are also obligated to reimburse certain expenses incurred by Medallion Financial and its affiliates.

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Our Vice Chairman and Secretary, Andrew M. Murstein, is President and a director of Medallion Financial and, as of November 30, 2009, owned approximately 8.7% of the issued and outstanding shares of Medallion Financial. We expect that Andrew M. Murstein will become our Chief Executive Officer following consummation of the Framework Transactions. Henry Aaron, Mario Cuomo and Stanley Kreitman, each members of our board of directors, are members of the board of directors of Medallion Financial and owned 12,000, 6,000 and 19,000 shares, respectively, of Medallion Financial, in each case, constituting less than one percent of the issued and outstanding shares of Medallion Financial. Larry D. Hall, our Chief Financial

Officer, is also the Chief Financial Officer of Medallion Financial. Michael J. Kowalsky, who will become our Executive Vice President, is an Executive Vice President of Medallion Financial. In addition, Alvin Murstein, the Chairman of the board of directors of Medallion Financial, will become the Chairman of our board of directors. As of November 30, 2009, Alvin Murstein owned approximately 8.5% of Medallion Financial’s capital stock. Alvin Murstein, Andrew Murstein and Michael Kowalsky individually own taxicab medallions.

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All of our existing directors and officers, other than Tony Tavares, our Chief Executive Officer and President, will continue as directors and officers of Sports Properties. All of our directors and officers may receive shares of our common stock as described in “The Equity Incentive Plan Proposal—Summary of the 2010 Equity Incentive Plan.” However, the Transitional Services Agreement provides that neither Medallion Financial nor any affiliate of Medallion Financial will receive remuneration from us without the consent of Medallion Financial.

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If the Framework Transactions are not consummated prior to the date on which our existence terminates as provided in our charter (January 17, 2010), our charter provides that we will automatically be liquidated. In such event, the aggregate of 5,389,071 Founders’ Shares held by Medallion Financial and our other Founder Stockholders that were acquired prior to our IPO for an aggregate purchase price of $57,500 would be worthless because the Founder Stockholders are not entitled to receive any of the liquidation proceeds with respect to those shares. The Founders’ Shares had an aggregate market value of $            , based on the closing price of $             on NYSE Amex on             , the record date for the special meetings.

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If the Framework Transactions are consummated, our Founder Stockholders other than Medallion Financial will retain their Founders’ Shares. We are in discussions with such Founder Stockholders other than Medallion Financial to have them cancel certain of their Founders’ Shares so that the Founder Stockholders would retain, in the aggregate, no more than 25,000 Founders Shares following the consummation of the Framework Transactions. The Founder Stockholders will receive no consideration for cancelling their Founders Shares. As of December 13, 2009, we have not reached any agreement with any Founder Stockholder other than Medallion Financial to cancel his or its shares. It is a condition to the closing of the Framework Transactions that the Founder Stockholders agree to such cancellation.

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All of the 5.9 million warrants purchased by Medallion Financial and 100,000 warrants purchased by Tony Tavares, our Chief Executive Officer and President, in a private placement transaction (the “Private Placement”) will become worthless if the transactions contemplated by the Framework Agreement are not consummated and we are liquidated (as will the warrants held by our public warrantholders). These warrants were purchased from us in the Private Placement at a price of $1.00 per warrant for an aggregate purchase price of $6 million and had an aggregate market value of $            , based on the warrants’ closing bid price of $             on the NYSE Amex on             , the record date for the special meeting.

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Medallion Financial has agreed, pursuant to an agreement with us and BofA entered into in connection with our IPO, that if we liquidate the trust account, Medallion Financial will be liable to ensure that the proceeds in the trust account are not reduced by claims of target businesses or entities. As of November 30, 2009, Medallion Financial may have to indemnify us for a total of approximately $2.0 million (including our estimated expenses related to the Framework Transactions from and after October 31, 2009) and we owed Medallion Financial approximately $106,000 (primarily for the provision of general and administrative services, including office space, utilities and secretarial support). Medallion Financial has agreed to provide us with the necessary funds to implement and complete our liquidation if we do not have sufficient funds for such purpose. We anticipate the costs to be no more than approximately $50,000 and Medallion Financial has agreed not to seek repayment for such expenses. Medallion Financial will not face these obligations if we consummate the Framework Transactions.

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We will reimburse our officers and directors, subject to board approval, for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target acquisitions and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us, which will be reviewed only by our board or a court of competent jurisdiction if such reimbursement is challenged. Accountable out-of-pocket expenses incurred by our officers and directors will not be repaid out of proceeds held in trust until these proceeds are released to us upon the completion of a business combination, provided there are sufficient funds available for reimbursement after such consummation. As of November 30, 2009, such out-of-pocket expenses incurred by our directors and officers totalled less than $10,000 in the aggregate. Our officers and directors may incur additional out-of-pocket expenses.

See the section entitled “The Framework Transactions Proposals—Interests of Our Directors and Executive Officers and Certain Persons in the Framework Transactions Proposals” for more details regarding the interests of our directors and executive officers and certain persons in the Framework Transactions Proposals.

In evaluating the proposals described above, you should read carefully this proxy statement and especially consider the factors discussed in the section entitled “Risk Factors.”

QUESTIONS AND ANSWERS FOR SPORTS PROPERTIES’ STOCKHOLDERS AND

WARRANTHOLDERS ABOUT THE PROPOSALS

The following are some questions that stockholders and warrantholders of Sports Properties Acquisition Corp. may have regarding the Framework Transactions and the matters being considered at the special meeting of stockholders and the special meeting of warrantholders and the answers to those questions. We urge you to read carefully the remainder of this proxy statement because the information in this section does not provide all the information that might be important to you with respect to the Framework Transactions and the other matters being considered at the special meetings. Additional important information is also contained in the annexes to this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	We have entered into the Framework Agreement which sets forth the steps we will take in order to continue our business as a corporation that acquires and actively manages taxicab medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry. A copy of the Framework Agreement is attached to this proxy statement as Annex A, which you are encouraged to read.

Stockholders are being asked to consider and vote upon proposals entitled “The Initial Charter Proposals,” “The Framework Transactions Proposals,” “The Secondary Charter Proposals,” “The Equity Incentive Plan Proposal” and “The Stockholders Adjournment Proposal,” all as described in more detail in this proxy statement. Warrantholders are being asked to consider and vote upon proposals entitled “The Warrant Amendment Proposals” and “The Warrantholders Adjournment Proposal,” all as described in more detail in this proxy statement.

The approval of each of the Initial Charter Proposals (including each related sub-proposal), the Framework Transactions Proposals (including each related sub-proposal) and the Warrant Amendment Proposals (including each related sub-proposal) is a condition to the consummation of the transactions contemplated by the Framework Agreement. If any of the Initial Charter Proposals (including any related sub-proposal), the Framework Transactions Proposals (including any related sub-proposal) or the Warrant Amendment Proposals (including any related sub-proposal) is not approved, the other proposals will not be presented to stockholders and warrantholders for a vote and the transactions contemplated by the Framework Agreement will not be consummated. The approval of the Secondary Charter Proposals (including each related sub-proposal) and the approval of the Equity Incentive Plan Proposal are not conditions to the consummation of the transactions contemplated by the Framework Agreement and the vote on those proposals will not impact whether the Framework Transactions are consummated.

This proxy statement contains important information about the transactions contemplated by the Framework Agreement and the other matters to be acted upon at the special meetings. You should read it carefully.

Your vote is important. You are encouraged to vote as soon as possible after carefully reviewing this proxy statement.

Q:	Do I have conversion rights?

A:	If you are a holder of shares we issued in our IPO, including shares purchased in the secondary market, which we refer to as IPO Shares, you have the right to vote either “FOR” or “AGAINST” the Framework Transactions Sub-Proposal 1 and demand that we convert your IPO Shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of our IPO are held. These rights to vote either “FOR” or “AGAINST” the transactions contemplated by the Framework Agreement and demand conversion of the IPO Shares into a pro rata portion of the trust account are sometimes referred to herein as conversion rights.

Q:	How do I exercise my conversion rights?

A:	If you are a holder of IPO Shares and wish to exercise your conversion rights, you must (i) vote either “FOR” or “AGAINST” the Framework Transactions Sub-Proposal 1, (ii) demand that we convert your shares into cash and (iii) deliver your stock to our transfer agent physically or electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal at Custodian) System by 5:00 p.m. Eastern time on the business day prior to the vote at the special meeting of stockholders.

All but one share of our IPO Shares are held in “street name.” If you hold your IPO Shares in “street name,” your bank or broker must, by 5:00 p.m. Eastern time on the business day prior to the vote at the special meeting of stockholders, electronically transfer your IPO Shares to the Depositary Trust Company account of Continental Stock Transfer & Trust Company, our stock transfer agent, and provide Continental Stock Transfer & Trust Company with the necessary stock powers, written instructions that you want to convert your shares and a written certificate addressed to Continental Stock Transfer & Trust Company stating that you were the owner of such shares as of the record date, you have owned such shares since the record date and you will continue to own such shares through the closing of the transactions contemplated by the Framework Agreement. If your bank or broker does not provide each of these documents to Continental Stock Transfer & Trust Company by 5:00 p.m., Eastern time, on                     , the date that is one business day prior to vote at the special meeting of stockholders, your IPO Shares will not be converted. There is a nominal cost associated with this delivery process and the act of certificating the shares or electronically delivering them through the Depositary Trust Company’s DWAC System. The transfer agent will typically charge the tendering broker $45 per transaction, and the broker may or may not pass this cost on to you.

If you elect conversion of your shares and later decide that you do not want to convert such shares, your bank or broker must make arrangements with Continental Stock Transfer & Trust Company, at the telephone number stated below, to withdraw the conversion. To be effective, withdrawals of IPO Shares previously submitted for conversion must be completed prior to the commencement of the special meeting.

If you hold certificated shares, you must send your certificated shares to Continental Stock Transfer & Trust Company by 5:00 p.m., Eastern time, on                     , the date that is one business day prior to the scheduled vote at the special meeting of stockholders or your IPO Shares will not be converted. If you elect conversion of your shares and later decide that you do not want to convert such shares, you must call Continental Stock Transfer & Trust Company, at the telephone number stated below, to withdraw the conversion.

Continental Stock Transfer & Trust Company can assist with this process. We urge stockholders who may wish to exercise their conversion rights to promptly contact the account executive at the organization holding their account to accomplish these additional procedures. If such holders of IPO Shares fail to act promptly, they may be unable to timely satisfy the conversion requirements. Continental Stock Transfer & Trust Company’s contact information is: 17 Battery Place, New York, New York 10004, attn: Mark Zimkind, tel. (212) 845-3287, fax (212) 616-7616.

If any holder tenders IPO Shares and the transactions contemplated by the Framework Agreement are not completed, the IPO Shares will not be converted into cash and they will be returned to such holder.

Exercise of your conversion rights does not result in either the exercise or loss of any Sports Properties warrants that you may hold. Your warrants will continue to be outstanding following a conversion of your common stock, will have terms that are substantially similar in all material respects to those of your current warrants (subject to the amendments to the warrants contemplated by the Warrant Amendment Proposals) and will become exercisable upon consummation of the Framework Transactions.

You should be aware that the conversion procedures set forth above are different than the conversion procedures contained in our IPO prospectus in that we are requiring that holders of IPO Shares deliver their IPO Shares to our transfer agent by 5:00 p.m. Eastern time on the business day prior to the special meeting of stockholders. As a result of this difference, you may have rescission rights. Please see the section entitled “The Framework Transactions Proposals—The Framework Transactions Sub-Proposal 1—Conversion Rights.”

Q:	What will I receive if I exercise my conversion rights?

A:	If the transactions contemplated by the Framework Agreement are completed, then, if you have also properly exercised your conversion rights, you will be entitled to receive a pro rata portion of the trust account, including any interest earned thereon, calculated as of two business days prior to the date of the consummation of the transactions contemplated by the Framework Agreement. As of November 30, 2009, there was $215,196,180, inclusive of the deferred underwriting fees ($9.98 per IPO Share conversion price) in the trust account. As of November 30, 2009, we have used all of the approximately $2.65 million allocated to us for working capital. If you exercise your conversion rights, then you will be exchanging your shares of our common stock for cash and will no longer own these shares.

Q:	When will I receive my conversion payment if I exercise my conversion rights?

A:	We expect that conversion payments will be made promptly after the closing of the Framework Transactions.

Q:	What will I receive if the transactions contemplated by the Framework Agreement are not consummated and Sports Properties is liquidated?

A:	If the Framework Transactions are not completed on the date on which our existence terminates as set forth in our charter (January 17, 2010), with no further action required by our board or stockholders, we will be automatically dissolved and our corporate power thereafter shall be limited to effecting and implementing our dissolution and liquidation and otherwise to taking action incidental to such dissolution and liquidation as set forth in Section 278 of the Delaware General Corporation Law, including the discharge, or making provision for the discharge, of our debts and liabilities. After all our debts and liabilities are settled or provision for their settlement is made, remaining amounts shall be distributed to our public stockholders, ratably, in proportion to the number of IPO Shares held by them. As of November 30, 2009, if our expenses that exceed approximately $2.65 million are indemnified by Medallion Financial, approximately $9.98 per IPO Share is payable upon our liquidation. If our expenses that exceed approximately $2.65 million are not indemnified by Medallion Financial, then approximately $9.89 per IPO Share is payable upon our liquidation. The Founder Stockholders are not entitled to share in the proceeds of our liquidation with respect to their Founders Shares. Please see the table on page 69 for additional detail.

Q:	When will I receive my liquidation payment if the transactions contemplated by the Framework Agreement are not consummated and Sports Properties is liquidated?

A:	If the transactions contemplated by the Framework Agreement are not completed by the date on which our existence terminates (January 17, 2010), we expect that the liquidation distributions to stockholders will be made no earlier than 10 days after the applicable termination date.

Q:	Do I have appraisal rights if I object to the transactions contemplated by the Framework Agreement or any of the other proposals?

A:	No. Neither our stockholders nor warrantholders have appraisal rights in connection with the transactions contemplated by the Framework Agreement or any of the other proposals.

Q:	What did Sports Properties estimate its business combination and working capital expenses would be in its IPO prospectus?

A:	Following completion of our IPO, we had access to an aggregate of approximately $401,317 outside the trust account to fund our working capital requirements. We depend on the interest earned on the proceeds held in the trust account to provide us with additional working capital as well as to pay any tax obligations that we may owe. We estimated that we would incur approximately $600,000 for expenses for the due diligence and investigation of a target business or businesses; approximately $1,000,000 for legal, accounting and other expenses associated with structuring, negotiating and documenting an initial business combination; approximately $400,000 for legal and accounting fees related to federal securities law reporting obligations; and approximately $425,000 for general working capital that would be used for miscellaneous expenses and reserves. As of the record date, we have incurred approximately $ for expenses for the due diligence and investigation of a target business or businesses; approximately $ for legal, accounting and other expenses associated with structuring, negotiating and documenting an initial business combination (as defined in our charter) and the Framework Transactions; approximately $ for legal and accounting fees related to Securities and Exchange Commission (“SEC”) reporting obligations; and approximately $ of general working capital used for miscellaneous expenses.

Q:	Since Sports Properties’ IPO prospectus contained certain differences in what is being proposed at the special meeting, what are my legal rights?

A:	You should be aware that our current charter and IPO prospectus require us to complete a “Business Combination” in which we would acquire, by merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar type of transaction or a combination of the foregoing, the assets of one or more domestic or international operating businesses or one or more domestic or international operating businesses in the sports, leisure and entertainment industries having, collectively, a fair market value (as determined in accordance with the requirements of our charter) of at least 80% of our net assets at the time of the acquisition by January 17, 2010 or liquidate. We also stated in our charter and our IPO prospectus that we would (i) not consummate a “Business Combination” with an entity affiliated with our Founder Stockholders or our directors and officers, (ii) not consummate a “Business Combination” if holders of 30% or more of the IPO Shares outstanding exercise conversion rights and (iii) only extend conversion rights to holders of IPO Shares who vote against a “Business Combination.” Furthermore, our IPO prospectus did not disclose that funds in our trust account might be used, directly or indirectly, to purchase IPO Shares from holders who have indicated their intention to vote against the Framework Transactions Sub-Proposal 1 and seek conversion of their shares to cash (as we may contemplate doing). Our IPO prospectus also stated that in order to exercise conversion rights, holders of IPO Shares would only be required to check the box on the proxy card regarding exercising conversion rights and vote “AGAINST” a business combination, without having to deliver their IPO Shares to our transfer agent at least one business day prior to the vote on the business combination. Finally, our IPO prospectus stated that specific provisions in our charter may not be amended prior to the consummation of an initial “Business Combination” without the affirmative vote cast at a meeting of stockholders of at least 95% of IPO Shares but that we had been advised that such provision limiting our ability to amend our charter may not be enforceable under Delaware law.

Each person who purchased his, her or its IPO Shares in the IPO and still held such shares upon learning of the facts set forth above may have securities law claims against us for rescission (under which a successful claimant has the right to receive the total amount paid for his, her or its securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security).

Such claims may entitle stockholders asserting them to as much as $10.00 or more per share, based on the initial offering price of the IPO units comprised of stock and warrants, less any amount received from sale of the original warrants, plus interest from the date of our IPO (which, in the case of holders of IPO Shares, may be more than the pro rata share of the trust account to which they are entitled on conversion or liquidation). See the section entitled “The Framework Transactions Proposals—The Framework Transactions Sub-Proposal 1—Rescission Rights.”

Q:	What happens if the transactions contemplated by the Framework Agreement are not consummated?

A:	If the Framework Transactions are not consummated by the date on which our existence terminates as specified in our charter (January 17, 2010), either party may terminate the Framework Agreement. If we are unable to complete the transactions contemplated by the Framework Agreement or a “Business Combination” prior to the date our existence terminates, our charter provides that we must liquidate. In any liquidation of Sports Properties, the funds deposited in the trust account, plus any interest earned thereon and remaining in trust after taxes payable and release to us of an aggregate amount of up to $2,250,000 of interest income to fund our working capital requirements, less claims requiring payment from the trust account by creditors who have not waived their rights against the trust account, if any, will be distributed pro rata to the holders of our IPO Shares. The Founder Stockholders have previously waived any right to any liquidation distribution with respect to the Founders’ Shares. Medallion Financial has agreed that it will be liable to ensure that the proceeds in the trust account are not reduced by claims of target businesses or entities that are owed money by us for services rendered or contracted for or products sold to us. Although we have obtained waiver agreements from certain vendors and service providers, and from the prospective target businesses with which we have negotiated, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will not seek recourse against the trust account notwithstanding such agreements. We currently believe that Medallion Financial is capable of funding a shortfall in our trust account to satisfy its foreseeable indemnification obligations but we have not asked Medallion Financial to reserve for such an eventuality. See the section entitled “The Framework Transactions Proposals—Interests of Our Directors and Executive Officers and Certain Persons in the Framework Transactions Proposals” for additional information.

Q:	When does Sports Properties expect the transactions contemplated by the Framework Agreement to be completed?

A:	It is currently anticipated that the transactions contemplated by the Framework Agreement will be consummated promptly following the special meetings on .

For a description of the conditions for the completion of the transactions contemplated by the Framework Agreement, see the section entitled “The Framework Agreement.”

Q:	Why does Sports Properties intend to pursue the transactions contemplated by the Framework Agreement?

A:	We intend to pursue the transactions contemplated by the Framework Agreement, pursuant to which we will continue our business as a corporation that acquires and actively manages taxicab medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry primarily for the following reasons:

•

Although we identified and held discussions with many potential target businesses, we were unable to find suitable target businesses with which we believe we could consummate a “Business Combination,” as defined in our current charter, prior to January 17, 2010. Rather than liquidating, our board of directors believes that we should continue our business as a corporation that acquires and actively manages taxicab medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry given (1) the concessions made by Medallion Financial and potentially the other Founder Stockholders, the underwriters in our IPO and our warrantholders, which will substantially reduce the dilution to our stockholders and (2) Medallion Financial’s expertise in the taxicab medallion business and our belief that we, with the help of Medallion Financial, will be able to execute our proposed business plan. Pursuant to this plan we intend to acquire and actively manage medallions, lease the medallions to fleet taxi operators, operate, on a selective basis, the taxicab fleets associated with these medallions and provide a range of services to the taxi industry. We believe this will provide stockholders with the opportunity to achieve both current cash flow and growth in the value of our business through appreciation of our taxicab medallions, which have historically demonstrated strong price appreciation over time, and through the services we provide to the taxi industry.

•

Our board of directors believes that we will be the only publicly traded company in the United States focused exclusively on the ownership, operation and active management of taxicab medallions and the delivery of services to, the taxi industry and therefore will be a unique public investment opportunity.

•	Our board of directors believes that because the quantity of new licenses in medallion based systems is limited, medallions in these systems have tended to increase in value over time.

•

Upon completion of the transactions contemplated by the Framework Agreement, we will enter into a Transitional Services Agreement with Medallion Financial. Medallion Financial is a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. Medallion Financial is one of the largest lenders to taxi medallion owners in the United States. It also provides debt, mezzanine, and equity investment capital to companies in a variety of other industries. Pursuant to the Transitional Services Agreement, Medallion Financial will provide us with our senior management team and access to, among other things, Medallion Financial’s information technology, office space, legal, accounting and other personnel and other resources necessary to enable us to perform our business, including access to Medallion Financial’s taxicab underwriting and operations teams, who will work with us to source, structure, execute and manage transactions. We believe that as result of the significant experience of our senior management team in the taxi industry and our relationship with Medallion Financial, we will have proprietary access to the medallion market, achieve optimal pricing on our assets, and be positioned to maximize lease revenues from our medallions. Although we do not intend to purchase any medallions from Medallion Financial or its affiliates, if we were to do so in the future, we expect that any such purchases would be at fair market value as negotiated between us and Medallion Financial. In addition, any such purchase will require the approval of a majority of our directors who are disinterested in such transaction.

•

Our board of directors took into account that our stockholders are expected to receive regular cash distributions, beginning with the first partial quarterly period following the closing of the transactions contemplated by the Framework Agreement. Pursuant to Section 197 of the Internal Revenue Code of 1986, as amended, or the Code, taxi medallions are eligible to be amortized over a period of 15 years for tax purposes. As a result, our board of directors expects that our taxable income, but not our GAAP net income, will be reduced each year by significant amounts of amortization expense. This means that a substantial portion of our quarterly distributions is not expected to be made out of our taxable net income and will not result in immediate taxable income to U.S. taxpayers.

•

We anticipate that the costs we will incur to continue to exist by consummating the transactions contemplated by the Framework Agreement are lower than the costs we would incur if we were to form a new corporation and conduct an initial public offering, thereby providing us more proceeds with which to fund operations.

See the sections entitled “Risk Factors,” “The Framework Transactions Proposals—Background of the Framework Transactions Proposals,” “The Framework Transactions Proposals—Reasons for the Framework Transactions Proposals,” and “Our Business Following the Consummation of the Framework Transactions.”

Q:	What do I need to do now?

A:	We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Initial Charter Proposals, Framework Transactions Proposals, Secondary Charter Proposals, Warrant Amendment Proposals, Equity Incentive Plan Proposal and other proposals will affect you as a stockholder or warrantholder of Sports Properties. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy cards.

Q:	What vote is required to approve the Framework Transactions Proposals and the Stockholders Adjournment Proposal?

A:	The approval of the Framework Transactions Sub-Proposal 1 requires that (i) the majority of the IPO Shares cast at the special meeting of stockholders and (ii) the majority of the shares of our common stock cast at the special meeting of stockholders are voted in favor of the Framework Transactions Sub-Proposal 1. The approval of the Framework Transactions Sub-Proposal 2 requires the affirmative vote of (i) the holders of a majority of the shares of our common stock cast at the special meeting of stockholders and (ii) the holders of a majority of our common stock outstanding on the record date. The approval of the Stockholders Adjournment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the special meeting, even if less than a quorum.

Brokers and nominees holding shares of record for customers are not entitled to vote on the Framework Transactions Proposals (including any related sub-proposal) or the Stockholders Adjournment Proposal unless they receive specific voting instructions from the beneficial owner of the shares. If a broker or nominee holding shares of record for a customer submits a properly executed proxy, but indicates that it does not have discretionary authority to vote as to a particular matter, those shares, which are referred to as broker non-votes, will be counted for purposes of determining whether a quorum exists. A broker non-vote will have no effect on the outcome of the vote to approve the Framework Transactions Sub-Proposal 1 and the Stockholders Adjournment Proposal. A broker non-vote will have the same effect as a vote against the Framework Transactions Sub-Proposal 2.

An abstention occurs when a stockholder affirmatively instructs that a vote be withheld (by checking the “abstain” box on the proxy card) or when a stockholder who has not given a proxy is present at the special meeting but does not cast a ballot or submit a proxy card in person. An abstention will be counted for purposes of determining whether a quorum exists. An abstention will have no effect on the outcome of the vote to approve the Framework Transactions Sub-Proposal 1. However, any stockholder who abstains from voting with respect to the Framework Transactions Sub-Proposal 1 will not have any conversion rights. An abstention will have the same effect as a vote against the Framework Transactions Sub-Proposal 2 and the Stockholders Adjournment Proposal.

Q:	What vote is required to approve the Initial Charter Proposals and the Secondary Charter Proposals?

A:	Each of the sub-proposals of the Initial Charter Proposals and each of the sub-proposals of the Secondary Charter Proposals will require the affirmative vote of the holders of a majority of our common stock outstanding on the record date for approval. Because each sub-proposal requires the affirmative vote of a majority of the shares of common stock outstanding for approval, abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against a sub-proposal.

Q:	What vote is required to approve the Warrant Amendment Proposals and the Warrantholders Adjournment Proposal?

A:	The approval of the Warrant Amendment Proposals (including all related sub-proposals) will require the affirmative vote of the holders of a majority of Sports Properties warrants outstanding on the record date. Because each sub-proposal requires the affirmative vote of a majority of the warrants outstanding for approval, abstentions and warrants not entitled to vote because of a broker non-vote will have the same effect as a vote against a sub-proposal.

The approval of the Warrantholders Adjournment Proposal requires the affirmative vote of a majority of the warrants present in person or represented by proxy and entitled to vote at the special meeting, even if less than a quorum. A broker non-vote will have no effect on the Warrantholders Adjournment Proposal. An abstention will have the same effect as a vote against the Warrantholders Adjournment Proposal.

Q:	What vote is required to approve the Equity Incentive Plan Proposal?

A:	The affirmative vote of a majority of the votes cast at the special meeting will be required to approve the Equity Incentive Plan Proposal. Abstentions will have the effect of a vote against the Equity Incentive Plan Proposal but broker non-votes or a failure to vote will have no effect upon the vote to approve the Equity Incentive Plan Proposal.

Q:	How does Sports Properties’ board of directors recommend that I vote?

A:	Our board of directors unanimously recommends that our stockholders vote “FOR” the approval of the Initial Charter Proposals (including each sub-proposal), Framework Transactions Proposals (including each sub-proposal), Secondary Charter Proposals (including each sub-proposal), Equity Incentive Plan Proposal and Stockholders Adjournment Proposal. Our board of directors unanimously recommends that our warrantholders vote “FOR” the approval of the Warrant Amendment Proposals (including each sub-proposal) and Warrantholders Adjournment Proposal. You should read the section entitled “The Framework Transactions Proposals—Reasons for the Framework Transactions Proposals” for a discussion of the factors that our board of directors considered in deciding to approve the Framework Agreement and the various transactions contemplated by the Framework Agreement.

Q:	Who can vote at the special meeting of stockholders?

A:	To be able to vote, you must have been a stockholder of record at the close of business on , the record date. The number of outstanding shares of our common stock entitled to vote at the meeting as of the record date is 26,945,371. If you were a stockholder of record as of the close of business on the record date, you will be entitled to vote all of the shares that you held as of the close of business on the record date at the special meeting, or at any postponements or adjournments of the meeting.

Q:	Who can vote at the special meeting of warrantholders?

A:	To be able to vote, you must have been a warrantholder of record at the close of business on , the record date. The number of outstanding warrants entitled to vote at the meeting as of the record date is 27,556,300. If you were a warrantholder of record as of the close of business on the record date, you will be entitled to vote all of the warrants that you held as of the close of business on the record date at the special meeting, or at any postponements or adjournments of the meeting.

Q:	How do I vote?

A:	If you are a holder of record of our common stock or warrants as of the close of business on , you may vote in person at the special meetings or by submitting a proxy for the special meetings. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares or warrants in “street name,” which means your shares or warrants are held of record by a broker, bank or nominee, you should contact your broker to ensure that votes related to the shares or warrants you beneficially own are properly counted. In this regard, you must provide the record holder of your shares or warrants with instructions on how to vote your shares or warrants or, if you wish to attend the meetings and vote in person, obtain a proxy from your broker, bank or nominee. Votes submitted at any time prior to the meeting will be accepted. However, to ensure that your vote is properly counted and to avoid any problems or unforeseen delays, you should submit your vote as early as possible and prior to 11:59 p.m. on the day before the meeting. After such time, a holder would need to contact his bank, broker or nominee directly to vote or change his vote.

Q:	If my shares or warrants are held in “street name,” will my broker or nominee automatically vote my shares or warrants for me?

A:	No. Your broker, bank or nominee cannot vote your shares or warrants unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. Send a later-dated, signed proxy card to our Secretary, Andrew M. Murstein, at the address set forth below so that it is received by our Secretary prior to the special meetings or attend the special meetings in person and vote. You also may revoke your proxy by either sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the special meetings, or attending the special meetings and revoking your proxy and voting in person. To ensure that your revised vote is properly counted and to avoid any problems or unforeseen delays, you should submit the notice of revocation and new proxy as early as possible and prior to 11:59 p.m. on the day before the meeting. After such time, a holder would need to contact his bank, broker or nominee directly to vote or change his vote.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares or warrants in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares or warrants. If you are a holder of record and your shares or warrants are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Sports Properties shares or warrants.

Q:	How many shares and warrants must be present to hold the special meetings?

A:	A majority of our outstanding shares of common stock and warrants must be present at the special meetings of our stockholders and warrantholders, respectively, in order for us to validly conduct business at the meetings. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares and warrants that are represented by proxy or that are represented in person at the meeting. For purposes of establishing a quorum, we will count abstentions and broker non-votes.

Q:	When are the special meetings and where will they be held?

A:	The special meetings will be held on __________, at Eastern time at _________. If you wish to vote in person at the special meeting and your shares or warrants are held in “street name” by a broker or other nominee, you need to obtain a proxy from the broker or other nominee authorizing you to vote your shares or warrants held in the broker’s name. That proxy is different from the proxy card provided with this proxy statement.

Q:	Who bears the costs of soliciting these proxies?

A:	We are soliciting proxies on behalf of our board of directors and all solicitation costs will be paid by us. This solicitation is being made by mail but also may be made by telephone or in person. Sports Properties and our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means, including email and facsimile. We will pay __________ a fee of $__________ plus disbursements to assist in the proxy solicitation process. We will reimburse banks, brokers and other institutions, nominees and fiduciaries for their reasonable expenses in forwarding its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. See the section entitled “The Special Meetings of Sports Properties’ Stockholders and Warrantholders—Proxy Solicitation Costs.”

Q:	Who can help answer my questions?

A:	If you have questions about the transactions contemplated by the Framework Agreement or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Sports Properties Acquisition Corp.

437 Madison Avenue

New York, NY 10022

Attention: Andrew Murstein

Telephone: (212) 328-2100

or

                            Stockholders call toll free:

                            Banks and brokers call toll free:

To obtain timely delivery, Sports Properties’ stockholders and warrantholders must request the materials no later than                 .

You may also obtain additional information about Sports Properties from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to affirmatively vote either “FOR” or “AGAINST” the Framework Transactions Sub-Proposal 1 and seek conversion of your IPO Shares, your bank or broker must, by 5:00 p.m. Eastern time on the business day prior to the vote at the special meeting of stockholders, electronically transfer your IPO Shares to the Depositary Trust Company account of Continental Stock Transfer & Trust Company, our stock transfer agent, and provide Continental Stock Transfer & Trust Company with the necessary stock powers, written instructions that you want to convert your shares and a written certificate addressed to Continental Stock Transfer & Trust Company stating that you were the owner of such shares as of the record date, you have owned such shares since the record date and you will continue to own such shares through the closing of the transactions contemplated by the Framework Agreement. If you have questions regarding the certification of your position or delivery of your stock, please contact your broker and request delivery of your shares through the Depositary Trust Company’s DWAC System or contact:

Continental Stock Transfer & Trust Company

17 Battery Place

New York, NY 10004

Telephone: (212) 845-3287

Facsimile: (212) 616-7616

Attention: Mark Zimkind

FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our actual results may differ from the expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, our expectations with respect to future performance, anticipated financial impacts of the proposed transactions, charter and warrant amendments and related transactions; approval of the proposed transactions contemplated by the Framework Agreement by shareholders and warrantholders, as applicable; the satisfaction of the closing conditions to the proposed transactions; and the timing of the completion of the proposed transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside our control and difficult to predict. Factors that may cause such differences include, but are not limited to, the following:

•	Regulatory changes affecting the taxicab industry;

•	The level of rental revenue we achieve from our assets;

•	The market value and the supply of, and demand for, taxicab medallions;

•	The challenges that we may face as a result of the current economic slow-down;

•	The conditions in the local markets in which we operate, as well as changes in national economic and market conditions;

•	Our ability to lease and acquire taxicab medallions;

•	The level of revenue we achieve from our fleet operations;

•	Our ability to enter into new leases or to renew leases with existing lessees of our taxicab medallions at favorable rates;

•	The competitive landscape impacting the taxicab industry;

•	Our relationships with our lessees and their financial condition;

•	Our use of leverage as part of our financing strategy and our ability to make payments or to comply with any covenants under any borrowings or other debt facilities we obtain;

•	The growth or continuing importance of taxicabs located in the major metropolitan areas in which we invest;

•	The level of our operating expenses, including amounts we are required to pay to our management team; and

•	Our net realized gain or loss on the sale or other disposition of taxicab medallions;

•	Changes in interest rates that could impact the market price of our common stock and the cost of our borrowings; and

•	The other factors described herein under “Risk Factors.”

Other factors include the possibility that the transactions contemplated by the Framework Agreement do not close, including due to the failure to receive required stockholder and warrantholder approvals, or the failure of other closing conditions.

We caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Sports Properties, the Framework Agreement, the related transactions or other matters and attributable to Sports Properties or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. We caution not to place undue reliance upon any forward-looking statements, which speak only as of the date made. We do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based.

RISK FACTORS

You should consider carefully the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to approve the proposals described in this proxy statement.

Risks Relating to our Business and Operations If the Transactions Contemplated by the Framework Agreement Are Consummated

Changes in taxicab industry regulations that result in the issuance of additional medallions or increases in taxes on revenue or the expenses involved in operating a medallion could lead to a decrease in the value of our medallions.

We will initially focus our activities in the medallion-based markets of New York City, Chicago and Boston and we may expand to other municipalities with medallion-based systems in the future. In medallion based systems, taxi regulatory authorities sell a finite number of taxi operating licenses. The supply restrictions help support the value of medallions. Actions that loosen these restrictions and result in the issuance of additional medallions into a market could decrease the value of medallions in that market. Cities that seek additional sources of revenue without considering service needs may be inclined to auction additional medallions in order to increase revenues. If this were to occur, the value of the medallions in that market could be adversely affected. We are unable to forecast with any degree of certainty whether any other potential increases in the supply of medallions will occur.

In New York City, Chicago, Boston, and in other markets, taxicab fares are generally set by government agencies. Expenses associated with operating taxicabs are largely unregulated. As a result, the ability of taxicab operators to recoup increases in expenses is limited in the short term. New regulations may also materially increase taxes on revenue earned by taxicab fleets and the expenses of owning or operating a taxicab. Escalating taxes and expenses can render taxicab operations less profitable and could potentially adversely affect the value of our medallions.

The taxicab industry is subject to extensive governmental regulation, and our failure to comply with these regulations could adversely affect our business, results of operations and financial condition.

Given its importance to the welfare of the general public, the taxicab industry is usually tightly regulated by local city councils and municipal regulatory bodies. Each regulator is responsible for licensing drivers, establishing fares, monitoring complaints and establishing and enforcing safety standards. In addition, each taxi regulator approves all medallion transfers to ensure that potential owners do not have criminal records and in many markets the regulatory body collects a transfer tax. If we are unable to comply with existing or future laws or regulations relating to our proposed business, we could be subject to fines, penalties or loss of our licenses which could adversely affect our business, results of operations and financial condition. We also cannot predict the extent to which any future laws or regulations will impact our operations.

Caps on lease rates limit our potential revenue and could lead to a decrease in the value of our medallions.

The lease rates that our lease managers may charge drivers are capped by governmental regulations in certain markets. In New York City there are caps on lease rates for day shifts, night shifts and weekly shifts. In Boston there are caps on lease rates for 12 hour and 24 hour shifts, weekly rentals and two-driver weekly rentals. These caps on lease rates limit our potential revenue. Actions that lower lease revenue could decrease the value of medallions in a market. If this were to occur, the value of the medallions in that market could be adversely affected.

We may depend on lease managers to operate our taxicab medallions.

We may lease our medallions through lease managers in certain markets. Under the medallion lease agreements that we would enter into with lease managers, the lease managers would be responsible for the day to day operation of our taxicab medallions. Lease managers, who are licensed by regulators in New York City and Chicago, would be responsible for leasing our medallions to drivers, handling any parking violations, obtaining insurance for the medallions and cooperating with the insurance carrier upon the occurrence of any accidents involving the operation of the medallions. If the lease managers do not perform their obligations under the medallion lease agreements and fail to comply with applicable regulations, we will be held responsible by the applicable regulatory authority which could have a material adverse impact on our business, financial condition and results of operations.

We may depend on the availability of licensed lease managers to operate our taxicab medallions.

To the extent we lease our medallions through lease managers, we will require lease managers to operate our taxicab medallions and will enter into medallion lease agreements with such lease managers. In many municipalities, lease managers are licensed by the relevant taxicab medallion regulatory body. In New York City there are 73 licensed lease managers and in Chicago there are 24 licensed lease managers. Out of that limited pool of licensed lease managers there may only be certain lease managers to whom we may be willing to lease our medallions. We may be unable to locate licensed lease managers or negotiate the medallion lease agreements on favorable terms to us. Our inability to attract and retain licensed lease managers could have a material adverse impact on our business, financial condition and results of operations.

By utilizing lease managers we forgo some income that would otherwise accrue to us.

The lease managers that we may hire to operate our taxicab medallions would be required to pay us a set lease management fee each month. Any additional revenue that the lease manager receives from the drivers or through taxicab advertising is retained by the lease managers. We may therefore forgo some income that we would otherwise be entitled to if we were to operate the taxicab ourselves.

A shortage in the pool of available taxicab drivers could result in a decrease in the value of our medallions and a reduction in our income.

To the extent we lease our medallions through lease managers, the lease managers will be responsible for leasing our medallions to drivers in the different markets. If the lease managers are unable to find drivers to lease our medallions the lease managers may not pay us our lease management fee as required by the lease management agreements. Such payment defaults could cause us to lose income which could have a material adverse impact on our business, financial condition and results of operations.

In past years the taxicab industry has experienced a shortage of licensed taxicab drivers. During such periods there has been a reduction in medallion values. If the taxicab industry is unable to continue to attract drivers, the value of our taxicab medallions could decline which could materially and adversely affect our growth and profitability.

If we are not able to deploy capital effectively and on acceptable terms, we may not be able to execute our business strategy.

Our strategy includes effectively deploying capital by acquiring and actively managing taxicab medallions in the New York City, Chicago and Boston markets and possibly other municipalities that we believe provide attractive return profiles. We may not be able to locate taxicab medallions available for sale. Even if we are able to locate suitable medallions, we may not be able to acquire them due to an inability to reach mutually acceptable financial or other terms with the sellers or due to competition from other potential acquirers that may have greater resources, industry contacts or flexibility of structure than us. If we are unable to effectively deploy capital on acceptable terms, we may not be able to execute on our strategy, and our business may be adversely impacted.

Taxicab medallions may decline in value which could have a material adverse effect on our results of operations.

Taxicab medallions could decline in value in the markets in which we invest. The recent turmoil in the global economy could cause significant declines and fluctuations in the valuations of taxicab medallions in the relevant markets. If we do not get the benefit of capital appreciation, we will be reliant on our medallion lease income and revenue generated from the other services we provide to the taxicab industry. We may be forced to retain taxicab medallions that we would otherwise be interested in selling until medallion values rise.

Regulation of carbon emissions and individual efforts to reduce such emissions may adversely affect the taxi industry.

        A number of governments or governmental bodies have introduced or are contemplating regulatory changes in response to claims that utilization of carbon based fueling systems is contributing to rising global temperatures. Some proposed regulatory changes target the fuel efficiency of automobiles which could result in higher vehicle prices. Such an increase in vehicle prices could increase costs for taxi operators which could adversely affect medallion values and the profitability of fleet operations. International treaties or agreements may also result in increasing regulation of carbon emissions. Any such regulation will likely result in increased future energy and compliance costs for the auto industry and thus potentially adversely affect medallion values and the profitability of fleet operations. Assessments of the potential impact of future environmental regulations are uncertain, given the wide scope of potential regulatory change and the ongoing debate as to whether carbon based fueling systems are in fact contributing to changes in the earth’s climate. In addition, efforts of individuals to reduce their impact on carbon emissions could lead them to favor public transportation alternatives such as buses or subways, which could result in a decrease in demand for taxi services. Such a decrease in demand could also adversely affect future medallion values and the profitability of fleet operations.

We may be unable to obtain financing to fund ongoing operations and future growth.

We will be required to raise additional capital through either equity or debt financing to fund our operations and future growth. Beginning in mid-2007, global financial markets encountered a series of events from the collapse of the sub-prime residential mortgage market to the corresponding broad-scale freezing of corporate lending that led to significant dislocations in capital markets and to the U.S. economy plunging into a deep recessionary period. The current turmoil affecting the capital markets has resulted in a tightening in the credit markets and a low level of liquidity in many financial markets. These developments have made financing terms materially less attractive and, in some cases, made financing unavailable. In addition, our focus on acquiring and actively managing medallions, leasing them to fleet operators, operating, on a selective basis, the taxicab fleets associated with our medallions and providing a range of services to the taxi industry, could make us a concentration risk for lenders which could impede our ability to obtain financing. There can be no assurance that financing will be available to us on commercially reasonable terms or at all. If we are unable to obtain financing when we need it, our ability to fund our operations could be materially adversely affected.

Our use of leverage may subject us to additional risk of loss.

We do not currently have any commitments for debt financings, but intend, when appropriate, to employ prudent amounts of leverage and use debt as a means of providing additional funds for the acquisition of our assets for, and the delivery of services to, the taxi industry. We may utilize credit facilities to finance our assets if they become available on acceptable terms. In the event we utilize such financing arrangements, they would involve the risk that the market value of our assets pledged to the provider of the credit facility may decline in value, in which case the lender may require us to provide additional collateral or to repay all or a portion of the funds advanced. We may not have the funds available to repay our debt at that time, which would likely result in defaults unless we are able to raise the funds from alternative sources, which we may not be able to achieve on favorable terms or at all. Posting additional collateral would reduce our liquidity and limit our ability to leverage our assets. If we cannot meet these requirements, the lender could elect to declare outstanding amounts due and payable, terminate their commitments, require the posting of additional collateral and enforce their interests against existing collateral, which could materially and adversely affect our financial condition and ability to implement our business plan. Borrowings will also subject us to refinancing risks. At maturity, we will need to replace maturing credit facilities. Even if we are able to refinance maturity credit facilities, there is no assurance that the terms of refinancing will be as favorable to us as the terms of the maturing facility, which could adversely affect our business, results of operations and financial condition.

Our borrowings could subject us to financial covenants.

If or when we obtain debt financing, lenders (especially in the case of credit facilities) may impose restrictions on us that would affect our ability to incur additional debt, make certain investments or acquisitions, reduce liquidity below certain levels, make distributions to our stockholders, redeem debt or equity securities and impact our flexibility to determine our operating policies and investment strategy. For example, our loan documents may contain negative covenants that limit, among other things, our ability to repurchase shares of our common stock, distribute more than a certain amount of our net income or funds from operations to our stockholders, employ leverage beyond certain amounts, sell assets, engage in mergers or consolidations, grant liens, and enter into transactions with affiliates. If we fail to meet or satisfy any of these covenants, we would be in default under these agreements, and our lenders could elect to declare outstanding amounts due and payable, terminate their commitments, require the posting of additional collateral and enforce their interests against existing collateral.

We do not have a formal policy limiting the amount of debt we may incur.

Initially, we anticipate that our borrowings will not exceed 100% of the value of our assets on an historical basis. However, we are not subject to any maximum leverage limitations and to the extent market conditions improve and stabilize over time, we could increase our borrowing levels. Our board of directors may change our leverage policies at any time without the consent of our stockholders, which could result in increased risk profile for our company.

Concentration limits restrict our ability to expand in certain markets.

Certain markets have concentration limits that restrict the amount of taxicab medallions that can be owned by one person or entity. We are limited in our ability to expand our taxicab medallion ownership in markets such as Chicago. If our ownership levels exceed these concentration limits, we could be forced to dispossess ourselves of medallions at inopportune market times and lose a potential gain on the value of such medallions.

We may be unable to operate in our target markets.

We intend to focus our business in New York City, Chicago and Boston and we may expand to other municipalities with medallion-based systems in the future. However, opportunities may not be available in all of our target markets at any given time and we may be forced to concentrate our business in other markets until opportunities arise in our target markets.

Our purchases of a substantial amount of taxicab medallions in a particular market could increase the prices in such market.

Our purchases of a substantial amount of medallions could increase the medallion prices in such markets. We could increase the prices to such a degree that we would be unable or unwilling to purchase any additional medallions in a market.

We are at risk of losses stemming from an accident involving the operation of any of our taxicab medallions.

It is possible that the operation of one or more of our taxicab medallions may result in an accident in the future, causing death or serious injury to individual passengers and destroying the property of third parties. We could be exposed to significant tort liability. Such liability could include liability arising from the claims of passengers or their estates seeking to recover damages for death or injury. Under the medallion lease agreements that we enter into with lease managers, the lease managers are responsible for obtaining insurance for the taxicab medallions. To the extent we operate our own fleets under our medallions, we will be responsible for obtaining such insurance. There can be no assurance that such insurance will be adequate to cover the damages. In the event that the insurance is not adequate, we may be forced to bear substantial losses from an accident. In addition, if a lease manager fails to obtain the insurance coverage required by the medallion lease agreement, we may be forced to bear substantial losses from an accident.

Liabilities of any one or more of our subsidiaries could be imposed on us or our other subsidiaries.

Our taxicab medallions will be owned by various wholly-owned subsidiaries with a certain number of medallions being owned by each subsidiary. If litigation was instituted against one of these subsidiaries, a successful plaintiff might attempt to “pierce the corporate veil” or seek “reverse veil piercing” of one of our subsidiaries and attempt to hold another subsidiary and/or us, the parent company, liable for the alleged wrongdoing of the subsidiary principally targeted by the litigation. If the plaintiff in such litigation was successful, the resulting judgment could be highly prejudicial to both our subsidiaries and us.

The recession could result in less demand for taxicabs.

Recent events that have led to significant dislocations in capital markets and to the U.S. economy plunging into a deep recessionary period have resulted in an increase in unemployment and a reduction in tourism. Although medallion taxi operations have in the past shown resiliency in the face of challenging economic conditions, a prolonged recession could result in less demand for taxicabs which could have a material adverse effect on our results of operations and financial condition.

A significant portion of our business will be derived from the ownership and active management of medallions in the New York City, Chicago and Boston markets which exposes us to more concentrated risk, including recession and other economic risks, than if our business was focused in a wider range of geographic regions.

We intend initially to focus our operations in the New York City, Chicago and Boston markets. This exposes us to more concentrated economic risks than if our ownership was in a wider range of geographic regions. Therefore, economic and other events that adversely affect these markets could have a direct negative effect on our business and operations. We are susceptible to adverse developments in those regions, such as adverse developments in the local economy. We are also susceptible to business layoffs or downsizing, industry slowdowns, relocations of businesses, changing demographics, increased telecommuting, terrorist attacks, natural disasters, infrastructure quality issues, increases in taxes, costs of complying with government regulations or increased regulation and other factors. The New York City economy, in comparison to other parts of the country, is negatively affected to a greater extent by changes and downturns in certain industries, including the financial and tourism industries. There is no guarantee that the continuation of the current challenging economic conditions would not result in a reduction in the value of our medallions.

Our business will not be diversified because initially we will be primarily concentrated in one industry. As a consequence, we may not be able to adapt to changing market conditions or endure any decline in the taxicab industry.

Initially we expect our business to focus on the taxicab medallion industry. Our lack of diversification means that we may not be able to adapt to changing market conditions or to withstand any significant decline in our industry.

Rising gasoline costs could have a material adverse effect on our results of operations.

The price of gasoline is unpredictable and volatile. In certain markets, such as Chicago, if the price of gasoline rises above a certain price a gasoline surcharge is added to all taxicab fares. Such a surcharge could result in a decrease in the passenger load of taxicabs. The future cost of gasoline cannot be predicted, and substantial cost increases may have a material adverse effect on our results of operations.

We could be unable to procure adequate insurance on a cost-effective basis in the future.

The ability to insure our business and taxi medallions is an important aspect of our ability to manage risk. There is no guarantee that such insurance will be available to us on a cost-effective basis in the future. In addition, due to recent economic events that have significantly weakened many major insurance underwriters, there are no assurances that our insurance carriers will be able to pay current or future claims.

Terrorist attacks and other acts of violence or war may impact our business, and harm our operations and profitability.

Terrorist attacks may harm our results of operations and your investment. A substantial portion of our business will be focused in the New York City metropolitan area, which suffered a terrorist attack in 2001. We cannot assure you that there will not be further terrorist attacks against the United States or United States businesses. Such attacks or armed conflicts in the United States or elsewhere may impact our business directly, or indirectly by undermining economic conditions in the United States. Losses resulting from terrorist attacks are generally uninsurable.

Risks Related to Our Organization and Structure

We have not established a minimum distribution payment level and we cannot assure you of our ability to pay distributions in the future.

We intend to pay regular cash distributions to our stockholders, beginning with the partial quarterly period following the acquisition of our first taxi medallion. We generally intend over time to pay quarterly dividends out of our net income from operations. However, any distributions we make will be at the discretion of our board of directors and will depend upon our earnings and financial condition, any debt covenants, funding or margin requirements under our future credit facilities and borrowings. We cannot assure you that we will achieve results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions in the future.

There are conflicts of interest in our relationship with Medallion Financial, which could result in decisions that are not in the best interests of our stockholders.

We are subject to conflicts of interest arising out of our relationship with Medallion Financial. Specifically, our Vice Chairman and Secretary, Andrew M. Murstein, is President and a director of Medallion Financial and, as of November 30, 2009, owned approximately 8.7% of Medallion Financial’s capital stock. We expect that Andrew M. Murstein will become our Chief Executive Officer and Vice Chairman following consummation of the Framework Transactions. Henry Aaron, Mario Cuomo and Stanley Kreitman, each members of our board of directors, are members of the board of directors of Medallion Financial and owned 12,000, 6,000 and 19,000 shares, respectively, of Medallion Financial, in each case, constituting less than one percent of the issued and outstanding shares of Medallion Financial. Larry D. Hall, our Chief Financial Officer, is also the Chief Financial Officer of Medallion Financial. Michael J. Kowalsky, who will become our Executive Vice President, is an Executive Vice President of Medallion Financial. In addition, Alvin Murstein, the Chairman of the board of directors of Medallion Financial, will become the Chairman of our board of directors. As of November 30, 2009 Alvin Murstein owned approximately 8.5% of Medallion Financial’s capital stock. Alvin Murstein, Andrew Murstein and Michael Kowalsky each individually own taxicab medallions. Our directors and executive officers may have conflicts between their duties to us and their duties to, and interests in, Medallion Financial. Medallion Financial is not required to devote a specific amount of time to our operations.

In the future, we may enter into additional transactions with Medallion Financial or its affiliates. In particular, we may purchase assets from, sell assets to or arrange financing from or provide financing to Medallion Financial or its affiliates. However, any such transactions will require approval by a majority of our independent directors who are disinterested in the transaction. There can be no assurance that any procedural protections will be sufficient to assure that these transactions will be made on terms that will be at least as favorable to us as those that would have been obtained in an arm’s length transaction.

In addition, under the Transitional Services Agreement we and Medallion Financial agreed that Medallion Financial will not compete with us for opportunities related to acquiring and managing taxicab medallions and fleet operations for a period of five years. Also, we and Medallion Financial agreed that we will have priority relating to the provision of services to the taxicab industry which do not constitute financial services while Medallion Financial will have priority over opportunities related to the taxicab industry which constitute financial services, provided however, that Medallion Financial only will be permitted to acquire and manage taxicab medallions that it acquires as a result of a default under or in settlement of any loan provided by Medallion Financial. This exclusivity clause expires on the fifth anniversary of the Transitional Services Agreement.

We may compete with Medallion Financial with respect to the leasing of medallions.

Medallion Financial does not currently own any medallions, other than in the Chicago market, which were acquired in foreclosure or in settlement of amounts due under medallion financings provided by Medallion Financial. It is possible, however, that Medallion Financial may acquire additional medallions under similar circumstances in our other target markets and, notwithstanding the exclusivity clause in the Transitional Services Agreement, may compete directly with Medallion Financial for leasing opportunities with respect to these and any other medallions Medallion Financial may acquire in this manner.

The Transitional Services Agreement with Medallion Financial was not negotiated on an arm’s-length basis and may not be as favorable to us as if it had been negotiated with an unaffiliated third party and may be costly and difficult to terminate.

Our executive officers and four of our directors are affiliated with Medallion Financial. Our Transitional Services Agreement with Medallion Financial was negotiated between related parties and its terms, including fees payable, may not be as favorable to us as if it had been negotiated with an unaffiliated third party.

If the Transitional Services Agreement is terminated and no suitable replacement is found, we may not be able to execute our business plan.

We believe that our success will depend to a significant extent upon the efforts, experience, diligence, skill and network of business contacts of the executive officers and key personnel of Medallion Financial and our success will depend on their continued service. The departure of any of the executive officers or key personnel of Medallion Financial or the termination of our Transitional Services Agreement before our management is conducted exclusively by our executives officers could have a material adverse effect on our performance. See “Our Business Following the Consummation of the Framework Transaction—Medallion Financial and the Transitional Services Agreement.”

Our recourse against Medallion Financial under the Transitional Services Agreement is limited.

Pursuant to the Transitional Services Agreement, Medallion Financial will not assume any responsibility other than to render the services called for thereunder and will not be responsible for any action of our board of directors in following or declining to follow its advice or recommendations. Medallion Financial maintains a contractual as opposed to a fiduciary relationship with us. Under the terms of the Transitional Services Agreement, Medallion Financial, its officers, stockholders, members, managers, directors, personnel, any person controlling or controlled by Medallion Financial and any person providing services to Medallion Financial will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Transitional Services Agreement, except because of acts constituting bad faith, willful misconduct, gross negligence, or reckless disregard of their duties under the Transitional Services Agreement. In addition, we have agreed to indemnify Medallion Financial, its officers, stockholders, members, managers, directors, personnel, any person controlling or controlled by Medallion Financial and any person providing services to Medallion Financial with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts of Medallion Financial not constituting bad faith, willful misconduct, gross negligence, or reckless disregard of duties, performed in good faith in accordance with and pursuant to the Transitional Services Agreement.

Risks Related to the Framework Transactions, Our Structure and Our Securities Following the Transactions Contemplated by the Framework Agreement

The Framework Transactions do not involve the acquisition by us of one or more operating businesses or assets and we are not furnishing audited historical financial statements of any target assets or business which has the effect of increasing the uncertainty, and thus the risk, of owning shares of our common stock.

The Framework Transactions do not involve the acquisition, by merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar type of transaction or a combination of the foregoing, by us of the assets of one or more domestic or international operating businesses or one or more domestic or international operating businesses themselves in the sports, leisure and entertainment industries having, collectively, a fair market value (as determined in accordance with the requirements of our charter) of at least 80% of our net assets at the time of the acquisition. In addition, we stated in our IPO prospectus that in connection with seeking stockholder approval of an initial business combination, we would attempt to furnish our stockholders with proxy materials that would include audited historical financial statements of the target business. Because we have not yet identified specific taxicab medallions to acquire or actively manage, we are not including in this proxy statement audited financial statements relating to any of our target assets. As a result, you will not be able to evaluate the financial condition of any assets or operating businesses based on audited financial information prior to making your voting decision on any of the proposals set forth in this proxy statement. In addition, we have not yet identified any specific taxicab medallions to acquire or actively manage for our proposed business following the completion of the Framework Transactions and, therefore, you will be unable to evaluate the allocation of the funds in our trust account or the economic merits of our investments prior to making a voting decision on any of the proposals set forth in this proxy statement. In addition, we may use the funds from our trust account to make investments with which you may not agree. These factors will increase the uncertainty, and thus the risk, of owning shares of our common stock. The failure of our management to apply the funds in our trust account to find suitable investments in a timely manner or on acceptable terms could result in returns that are substantially below expectations or result in losses, which could have a material adverse effect on our business, financial condition, results of operations and our ability to make distributions to our stockholders.

If we are unable to effect a business combination and are forced to liquidate, our warrants will expire worthless.

If we do not complete an initial “Business Combination” (as then defined in our charter) by the date on which our existence terminates (January 17, 2010), our charter provides that our corporate existence will automatically terminate and we will distribute to all holders of shares of our common stock, in proportion to the number of shares of our common stock held by them, an aggregate sum equal to the amount in the trust account, inclusive of any interest, plus any remaining net assets. In such event, there will be no distribution with respect to our outstanding warrants. Accordingly, the warrants will expire worthless.

Medallion Financial is liable to ensure that proceeds of the trust account are not reduced by vendor claims in the event the transactions contemplated by the Framework Agreement are not consummated. Such liability may have influenced the decision of our officers and directors who are affiliated with Medallion Financial to approve such transactions.

If we liquidate the trust account, Medallion Financial has agreed that it will be liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. Neither we nor Medallion Financial has any reason to believe that Medallion Financial will not be able to fulfill their indemnity obligations to us if required to do so.

Additionally, if we are required to be liquidated and there are no funds remaining to pay the costs associated with the implementation and completion of such liquidation, Medallion Financial has agreed to advance us the funds necessary to pay such costs and complete such liquidation (currently anticipated to be no more $50,000) and not to seek repayment for such expenses. If we consummate the Framework Transactions, Medallion Financial will no longer be responsible for such expenses.

These obligations may have influenced the decision of our executive officers and directors who are affiliated with Medallion Financial to approve the Framework Agreement and the Framework Transactions. In considering the recommendations of our board of directors to vote for the proposals, you should consider these interests.

Our stockholders may be held liable for claims by third parties against us to the extent of distributions received by them.

Our charter provides that we will continue in existence only until January 17, 2010. If we have not completed a “Business Combination” by such date and amended this provision in connection therewith, pursuant to the Delaware General Corporation Law, our corporate existence will cease except for the purposes of winding up our affairs and liquidating. Under Sections 280 through 282 of the Delaware General Corporation Law, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the Delaware General Corporation Law intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. However, it is our intention to make liquidating distributions to our stockholders as soon as reasonably possible after our corporate existence terminates and, therefore, we do not intend to comply with those procedures. Because we will not be complying with those procedures, we are required, pursuant to Section 281 of the Delaware General Corporation Law, to adopt a plan that will provide for our payment, based on facts known to us at such time, of (i) all existing claims, (ii) all pending claims and (iii) all claims that may be potentially brought against us within the subsequent 10 years. Accordingly, we would be required to provide for any creditors known to us at that time or those that we believe could be potentially brought against us within the subsequent 10 years prior to distributing the funds held in the trust to stockholders. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them and any liability of our stockholders may extend well beyond the third anniversary of such date. Accordingly, we cannot assure you that third parties will not seek to recover from our stockholders amounts owed to them by us. In the event of our liquidation, we may have to adopt a plan to provide for the payment of claims that may potentially be brought against us, which could result in the per share liquidation amount to our stockholders being significantly less than $10.00.

We have insufficient resources to cover our operating expenses and the expenses of consummating a business combination without obtaining additional financing from our initial stockholders, sponsor, officers, directors or other available sources.

We reserved approximately $401,317 from the proceeds of our IPO and the Private Placement of warrants with Medallion Financial and Tony Tavares, our Chief Executive Officer and President, and receive one half of the interest earned on the trust account, net of taxes, up to a total of $2.25 million to cover our operating expenses until January 17, 2010, and to cover the expenses incurred in connection with a business combination. At November 30, 2009, our liabilities exceeded our cash on hand by approximately $2.0 million (including our estimated expenses related to the Framework Transactions from and after October 31, 2009), and in addition, we owed Medallion Financial approximately $106,000 (primarily for the provision of general and administrative services, including office space, utilities and secretarial support). Currently we do not have any cash available to us outside of the trust account. We do not have sufficient available funds (outside of the trust account) to operate through January 17, 2010. We could require funds to complete the Framework Transactions. We will be forced to obtain additional financing, either from our Founder Stockholders, our directors and officers or from third parties to continue operations. Although we are not contractually limited from borrowing money, we may be unable to borrow money on terms which are favorable to us, if at all, and our Founder Stockholders, Medallion Financial, our directors and officers are not obligated to provide any additional financing to us.

Future issuances and sales of shares of our common stock and preferred stock may depress the market price of our common stock or warrants or have adverse consequences for our stockholders or warrantholders.

Our 2010 Equity Incentive Plan provides for grants of restricted common stock and other equity-based awards to our officers and directors and employees.

We cannot predict the effect, if any, of future sales of our common stock or preferred stock, or the availability of shares for future sales, on the market price of our common stock or warrants. Sales of substantial amounts of common stock or the perception that such sales could occur may adversely affect the prevailing market price for our common stock or warrants.

Also, we may issue additional common shares or preferred shares in subsequent public offerings or private placements. We are not required to offer any such shares to existing stockholders on a preemptive basis. Therefore, it may not be possible for existing stockholders to participate in such future share issuances, which may dilute the existing stockholders’ interest.

Our authorized but unissued shares of preferred stock may prevent a change in control.

If the proposal to increase the number of authorized shares is approved, we will have authority to issue 550,000,000 shares, of which 500,000,000 shares will be designated common stock, and 50,000,000 shares will be designated preferred stock. Our board of directors may, without stockholder approval, establish a series of shares of preferred stock that could delay or prevent a transaction or a change in control that might involve a premium price for shares of our common stock or otherwise be in the best interests of its stockholders.

Section 203 of the Delaware General Corporation Law may delay, defer or prevent a change in control that our stockholders might consider to be in their best interest.

We are subject to Section 203 of the Delaware General Corporation Law which, subject to certain exceptions, prohibits certain “business combinations” between a Delaware corporation and an “interested stockholder” (generally defined as a stockholder who becomes a beneficial owner of 15% or more of a Delaware corporation’s voting stock) for a three-year period following the date that such stockholder became an interested stockholder. Section 203 could have the effect of delaying, deferring or preventing a change in control that the stockholders might consider to be in their best interest.

We have not established a minimum distribution payment level and we cannot assure you of our ability to pay distributions in the future.

We intend to pay quarterly distributions and to make distributions to our stockholders. We have not established a minimum distribution payment level and our ability to pay distributions may be adversely affected by a number of factors, including the risk factors described in this proxy statement. All distributions will be made, subject to Delaware law, at the discretion of our board of directors and will depend on our earnings, our financial condition, any debt covenants and other factors as our board of directors may deem relevant from time to time. We believe that a change in any one of the following factors could adversely affect our results of operations and impair our ability to pay distributions to our stockholders:

•	the profitability of the assets acquired with the funds to be released from the trust account upon consummation of the transactions contemplated by the Framework Agreement;

•	our ability to make profitable acquisitions;

•	expenses that reduce our cash flow;

•	defaults in our asset portfolio or decreases in the value of our portfolio; and

•	the fact that anticipated operating expense levels may not prove accurate, as actual results may vary from estimates.

We cannot assure you that we will achieve results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions in the future. In addition, some of our distributions may include a return in capital.

Although we are required to use our best efforts to have an effective registration statement covering the issuance of the shares of common stock underlying the warrants at the time that our warrant holders exercise their warrants, we cannot guarantee that a registration statement will be effective, in which case our warrant holders may not be able to exercise their warrants and therefore the warrants could expire worthless.

Holders of our warrants will be able to exercise the warrants only if (i) a current registration statement under the Securities Act of 1933 relating to the shares of our common stock underlying the warrants is then effective and (ii) such shares of common stock are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of warrants reside. Although we have undertaken in the Warrant Agreement, and therefore have a contractual obligation, to use our best efforts to maintain a current registration statement covering the shares of common stock underlying the warrants following completion of our initial public offering to the extent required by federal securities laws, and we intend to comply with our undertaking, we cannot assure that we will be able to do so and therefore the warrants could expire worthless. Such expiration would result in each holder paying the full unit purchase price solely for the shares of common stock underlying the unit. In addition, we have agreed to use our reasonable efforts to register the shares of common stock underlying the warrants under the blue sky laws of the states of residence of the existing warrant holders, to the extent an exemption is not available. The value of the warrants may be greatly reduced if a registration statement covering the shares of common stock issuable upon the exercise of the warrants is not kept current or if the securities are not qualified, or exempt from qualification, in the states in which the holders of warrants reside. In no event will the registered holder of a warrant be entitled to receive a net-cash settlement or other consideration in lieu of physical settlement in shares of our common stock if the common stock underlying the warrants is not covered by an effective registration statement. Holders of warrants who reside in jurisdictions in which the shares of common stock underlying the warrants are not qualified and in which there is no exemption will be unable to exercise their warrants and would either have to sell their warrants in the open market or allow them to expire unexercised. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to qualify the underlying securities for sale under all applicable state securities laws.

We may choose to redeem our outstanding warrants at a time that is disadvantageous to our warrant holders.

Subject to there being a current registration statement, with respect to the common stock issuable upon exercise of the warrants, we may redeem the warrants. Redemption of the warrants could force the warrantholders (i) to exercise the warrants and pay the exercise price at a time when it may be disadvantageous for the holders to do so, (ii) to sell the warrants at the then current market price when they might otherwise wish to hold the warrants, or (iii) to accept the nominal redemption price which, at the time the warrants are called for redemption, is likely to be substantially less than the market value of the warrants. We expect most purchasers of our warrants will hold their securities through one or more intermediaries and consequently you are unlikely to receive notice directly from us that the warrants are being redeemed. If you fail to receive notice of redemption from a third party and your warrants are redeemed for nominal value, you will not have recourse to us.

Our stock or warrant price could fluctuate and could cause you to lose a significant part of your investment.

Following consummation of the transactions under the Framework Agreement, the market price of our securities may be influenced by many factors, some of which are beyond our control, including those described above and the following:

•	changes in financial estimates by analysts;

•	fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

•	general economic conditions;

•	changes in market valuations of similar companies;

•	terrorist acts;

•	changes in our capital structure, such as future issuances of securities or the incurrence of additional debt;

•	future sales of our common stock;

•	regulatory developments in the United States, foreign countries or both;

•	litigation involving us, our subsidiaries or our general industry; and

•	additions or departures of key personnel.

The NYSE Amex may delist our securities from quotation on its exchange, which could limit stockholders’ ability to make transactions in our securities and subject us to additional trading restrictions. In addition, there can be no assurance that we will be able to list our common stock on another stock exchange.

Our common stock and our warrants are currently listed on the NYSE Amex, a national securities exchange. We are currently in discussions with the NYSE Amex regarding the continued listing of our common stock as well as concurrently reviewing the merits of transferring listing of such stock to another exchange. We cannot assure you that our securities will continue to be listed on the NYSE Amex. In addition, in connection with the Framework Transaction it is likely that the NYSE Amex may require us to file a new listing application and meet its initial listing requirements, as opposed to its more lenient continued listing requirements. We cannot assure you that we will be able to meet those initial listing requirements at that time. As a result, the NYSE Amex may delist our securities from trading on its exchange, which could limit stockholders’ ability to make transactions in our securities. In addition, there can be no assurance that we will be able to list our common stock on another exchange. If the NYSE Amex delists our securities from trading on its exchange and we are unable to list our common stock on another exchange, we could face significant material adverse consequences, including: a limited availability of market quotations for our securities; a reduced liquidity with respect to our securities; a limited amount of news and analyst coverage for the company; and a decreased ability to issue additional securities or obtain additional financing in the future.

Our current directors and executive officers beneficially own warrants that will be worthless if the transactions contemplated by the Framework Agreement are not approved. Such interests may have influenced their decision to approve the transactions contemplated by the Framework Agreement.

Medallion Financial, an entity affiliated with certain of our executive officers, and Tony Tavares, our Chief Executive Officer and President, own an aggregate of 6,000,000 warrants they purchased in the Private Placement. If the Framework Transactions are not approved and we do not consummate a “Business Combination” (as defined in our current charter) by January 17, 2010 and are forced to liquidate, such warrants held by such persons will be worthless. As of                 , the record date for the special meeting, Medallion Financial and Mr. Tavares held an aggregate of $                 in warrants (based on a closing price of $         ). Some of our executive officers and directors beneficially own shares of our common stock acquired prior to the IPO. If the transactions contemplated by the Framework Agreement are not approved and we do not consummate a “Business Combination” by January 17, 2010 and are forced to liquidate, such shares will be worthless. See the section entitled “The Framework Transactions Proposals—Interests of Our Directors and Executive Officers and Certain Persons in the Framework Transactions Proposals.”

These financial interests of our executive officers and directors may have influenced their decision to approve the transactions contemplated by the Framework Agreement. In considering the recommendations of our board of directors to vote for the proposals, you should consider these interests.

If we are unable to complete the transactions contemplated by the Framework Agreement (assuming the Initial Charter Proposals are approved) or a “Business Combination” prior to the date our existence terminates (January 17, 2010), our charter provides that our corporate existence will automatically terminate and we will liquidate. In such event, third parties may bring claims against us and, as a result, the proceeds held in trust could be reduced and the per share liquidation price received by stockholders could be less than $9.89 per share, our estimated per share liquidation price as of November 30, 2009, assuming no indemnification of expenses by Medallion Financial.

We must complete the transactions contemplated by the Framework Agreement (assuming the Initial Charter Proposals are approved) or a “Business Combination” by January 17, 2010, when, pursuant to our charter, our corporate existence will terminate and we will be required to liquidate. In such event, third parties may bring claims against us. Although we have obtained waiver agreements from certain vendors and service providers, and from the prospective target businesses with which we have negotiated, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will not seek recourse against the trust account notwithstanding such agreements. Furthermore, there is no guarantee that a court will uphold the validity of such agreements. Accordingly, the proceeds held in trust could be subject to claims which could take priority over those of our public stockholders. Additionally, if we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us, which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy or other claims deplete the trust account, there can be no assurance that we will be able to return to our public stockholders at least $9.89 per share, our estimated per share liquidation price as of November 30, 2009. Please see the table on page 69 detailing the derivation of the liquidation price.

Persons who purchased in the IPO may have rights to rescind their purchases or assert a claim for damages therefor against us and our directors and officers.

You should be aware that our current charter and IPO prospectus require us to complete a “Business Combination” in which we would acquire, by merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar type of transaction or a combination of the foregoing, the assets of one or more domestic or international operating businesses or one or more domestic or international operating businesses in the sports, leisure and entertainment industries having, collectively, a fair market value (as determined in accordance with the requirements of our charter) of at least 80% of our net assets at the time of the acquisition by January 17, 2010 or liquidate. We also stated in our charter and our IPO prospectus that we would (i) not consummate a “Business Combination” with an entity affiliated with our Founder Stockholders or our directors and officers, (ii) not consummate a “Business Combination” if holders of 30% or more of the IPO Shares outstanding exercise conversion rights and (iii) only extend conversion rights to holders of IPO Shares who vote against a “Business Combination.” Furthermore, our IPO prospectus did not disclose that funds in our trust account might be used, directly or indirectly, to purchase IPO Shares from holders who have indicated their intention to vote against the Framework Transactions Sub-Proposal 1 and seek conversion of their shares to cash (as we may contemplate doing). Our IPO prospectus also stated that in order to exercise conversion rights, holders of IPO Shares would only be required to check the box on the proxy card regarding exercising conversion rights and vote “AGAINST” a business combination, without having to deliver their IPO Shares to our transfer agent at least one business day prior to the vote on the business combination. Finally, our IPO prospectus stated that specific provisions in our charter may not be amended prior to the consummation of an initial “Business Combination” without the affirmative vote cast at a meeting of stockholders of at least 95% of IPO Shares but that we had been advised that such provision limiting our ability to amend our charter may not be enforceable under Delaware law.

Accordingly, each person who purchased his, her or its IPO Shares in the IPO and still held such shares upon learning of the facts set forth above may have securities law claims against us for rescission (under which a successful claimant has the right to receive the total amount paid for his, her or its securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security). Such claims may entitle stockholders asserting them to as much as $10.00 or more per share, based on the initial offering price of the IPO units comprised of stock and warrants, less any amount received from sale of the original warrants purchased with them, plus interest from the date of our IPO (which, in the case of holders of IPO Shares, may be more than the pro rata share of the trust account to which they are entitled on conversion or liquidation). If the holders of all 21,556,300 IPO Shares (100% of the IPO Shares outstanding) were to bring suit against us for rescission rights and prevail, we estimate we would have to pay, based on the November 30, 2009 conversion price, an aggregate of $18.32 million in damages that result from the difference in the per share conversion price and $10.00 and the interest on $10.00 over a two year period (assuming an applicable federal statutory interest rate of 4% for a one year period).

OUR BUSINESS FOLLOWING THE CONSUMMATION OF THE FRAMEWORK TRANSACTIONS

Overview

Following the consummation of the transactions contemplated by the Framework Agreement, we plan to continue our business as a corporation that acquires and actively manages transferable licenses that permit the operation of taxi cabs in major metropolitan cities in the United States, or medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with these medallions and provides a range of services to and otherwise participates in the taxi industry. We believe that we will be the only publicly traded company in the United States focused exclusively on the ownership, operation and active management of taxicab medallions and the delivery of services to, the taxi industry. We will initially focus our activities in the New York City, Chicago and Boston markets and may expand to other municipalities that we believe provide attractive return profiles based on our assessment of medallion prices and future fare increases over time. We refer to New York City, Chicago, Boston and these other municipalities as “our target markets.” Our objective is to capitalize on what we perceive to be significant opportunities to achieve both current cash flow and growth in the value of our business through appreciation of our taxicab medallions, which have historically demonstrated strong price appreciation over time, and through the services we will provide to the taxi industry. We believe that a number of factors support the case for additional appreciation in the value of the medallions and increases in lease rates for such medallions in our target markets over time, including the following: financial and political motivation of local regulators to limit the supply of medallions and to promote a stable, if not rising, medallion price in order to maximize revenue generation from new medallion issuances and to maintain an interest in medallions; medallion taxis are the exclusive street “hail” option in medallion-based cities, which provides competitive advantages to the medallion owner over other land transport alternatives; in the last 60 years taxi fares have only increased and local regulatory authorities have not approved a fare decrease in New York City, Chicago or Boston; taxi operations can be counter-cyclical economic performers as illustrated by the recent recession which has increased driver availability and led to higher medallion utilization rates; debt capital to support medallion purchase is available in most major taxi medallion markets which we believe has expanded the potential demand for, and the values associated with, medallions. See “—Factors Supporting Taxi Medallion Valuations.” In addition, based on historical sales volume, turnover rates and discussions Medallion Financial has had with large taxicab medallion operators in our target markets, we believe there is a sufficient supply of sellers that would allow us to acquire taxicab medallions consistent with our business plan and generate the revenue required to meet the costs of operating as a public company.

In major metropolitan areas of the United States, taxicabs are an integral part of the transportation infrastructure. According to the New York City Taxi and Limousine Commission (the “TLC”) more than 240 million people ride in New York City taxicabs every year. The New York City Taxicab Fact Book estimates that taxis capture 25% of all fare-paying bus, subway, taxi and for-hire vehicle passengers traveling within the Borough of Manhattan and collect 45% of the fares paid by these passengers for these trips. Medallion taxi operations have in the past shown resiliency in the face of challenging economic conditions. Beginning in mid-2007, global financial markets encountered a series of events from the collapse of the sub-prime residential mortgage market to the corresponding broad-scale freezing of corporate lending that led to significant dislocations in capital markets and to the U.S. economy plunging into a deep recessionary period. Notwithstanding these developments, according to the TLC, New York City taxi revenue showed a 13% increase for the nine months ended September 30, 2009 compared to the same period in 2008. In 2007, the TLC and Design Trust for Public Space reported New York City taxicabs generate more than $1.5 billion in annual revenues.

The licensing regimes of major municipalities are generally divided into two major systems: annual renewal and medallion based licensing systems. In annual renewal jurisdictions, operators pay a substantial annual fee to the local municipality to operate a taxi, but are not permitted to transfer their licenses to third parties. In medallion based systems, taxi regulatory authorities sell a finite number of taxi operating licenses and allow the license holders to transfer the licenses to others, generally conditioned on the regulatory authority’s approval of the qualifications of the new owner. We believe that it is this transferability feature that creates value in medallion jurisdictions for the medallion owners. In addition, because the quantity of new licenses in medallion based systems is limited, medallions in these systems have tended to increase in value over time. In the late 1940’s, New York City had 11,787 medallions outstanding, where they remained fixed for over 60 years. As of September 30, 2009, there were 13,237 New York City taxicab medallions. As described in more detail below, we believe that the existing regulatory systems and other factors support the case for additional appreciation in the value of medallion licenses over time in these markets. See “—Factors Supporting Taxi Medallion Valuations.” Based on our review and survey of the major taxicab medallion markets in the United States and the total quantity of medallions in these markets multiplied by recent sales prices of taxi medallions in such markets, we estimate that the total value of all taxicab medallions and related assets in the United States exceeded $11.5 billion as of December 31, 2008.

Upon completion of the transactions contemplated by the Framework Agreement, our senior management team will be comprised of Alvin Murstein, who will become the Chairman of our board of directors, Andrew M. Murstein, who will become our Chief Executive Officer and continue as the Vice Chairman of our board of directors, Larry D. Hall, who will continue as our Chief Financial Officer, and Michael J. Kowalsky, who will become our Executive Vice President. Our management team has a long history of participation in the taxi industry and maintains long standing relationships with the major taxi fleet operators, brokers, regulators and capital providers in our target markets. Alvin Murstein has worked in taxi related businesses for more than 40 years, while Andrew Murstein and

Michael J. Kowalsky have over 20 years of experience in this industry. Larry Hall has worked in the industry since 2000. We may also hire additional personnel to support our senior management team as may be required by the growth in our business. In addition, upon completion of the transactions contemplated by the Framework Agreement, we will enter into a Transitional Services Agreement with Medallion Financial. See “—Medallion Financial and the Transitional Services Agreement.” Under the Transitional Services Agreement, Medallion Financial will provide us with the services of our senior management team and access to, among other things, its information technology, office space, personnel and other resources necessary to enable us to operate our business. The Transitional Services Agreement is also intended to provide us assistance with corporate operations, legal and compliance functions and governance.

Our business plan is to acquire and actively manage medallions primarily with a view to leasing them to fleet operators in our target markets and, on a selective basis, to operate the taxicabs associated with these medallions. When we lease our medallions, we intend to negotiate lease rates with fleet operators and individual drivers based on their credit and operational histories, prevailing market rates and the purchase price we pay for our medallions. We believe that as result of the significant experience of our senior management team in the taxi industry and our relationship with Medallion Financial, we will have proprietary access to the medallion market, achieve optimal pricing on our assets and be positioned to maximize lease revenues from our medallions. Although we do not intend to purchase any medallions from Medallion Financial or its affiliates, if we were to do so in the future, we expect that any such purchases would be at fair market value as negotiated between us and Medallion Financial. In addition, any such purchase will require the approval of a majority of our directors who are disinterested in such transaction. In addition, the long standing relationships that our management team maintains with major fleet operators is expected to maximize the probability that we keep our medallions under active leases and find replacement operators at the time of lease expiration or in the event of operator defaults.

We also intend to provide a range of services to our fleet operators and to seek new business opportunities in taxi-related operating businesses. We believe that we will be the only publicly traded company in the United States focused exclusively on the ownership, operation and active management of taxicab medallions and the delivery of services to and participation in, the taxi industry. We will initially focus our activities in the New York City, Chicago and Boston markets and may expand to other municipalities that we believe provide attractive return profiles based on our assessment of medallion prices and future fare increases over time. Our objective is to capitalize on what we perceive to be significant opportunities to achieve both current cash flow and growth in the value of our business through appreciation of our taxicab medallions, which have historically demonstrated strong price appreciation over time, and through the services we will provide to the taxi industry. Our management team has experience in the ownership, management and financing of taxicab fleets, taxicab medallions and corporate car services, as well as in taxi related businesses such as taxitop advertising, auto repair and car garages. We may leverage this experience and diversify our business into taxicab and transportation related service oriented businesses such as taxicab fleet operations, credit card processing, taxicab advertising or other auto related ventures.

We intend to pay regular cash distributions to our stockholders, beginning with the partial quarterly period following the acquisition of our first taxi medallion. We generally intend over time to pay quarterly dividends out of our net income from operations. However, any distributions we make will be at the discretion of our board of directors and will depend upon our earnings and financial condition, any debt covenants, funding or margin requirements under our future credit facilities and borrowings and other corporate opportunities. Pursuant to Section 197 of the Code, taxi medallions are eligible to be amortized over a period of 15 years for tax purposes. As a result, we expect that our taxable income, but not our GAAP net income, will be reduced each year by significant amounts of amortization expense. This means that a substantial portion of our quarterly distributions is not expected to be made out of our taxable net income and will not result in immediate taxable income to U.S. taxpayers. For more information, see “U.S. Federal Income Tax Considerations—Taxation Consequences of Holding our Common Stock—Taxation of U.S. Stockholders.”

Regulation of the Taxi Industry

Given its importance to the welfare of the general public, the taxicab industry is usually tightly regulated by local city councils and municipal regulatory bodies. Each regulator is responsible for licensing drivers, establishing fares, monitoring complaints and establishing and enforcing safety standards. In addition, each taxi regulator approves all medallion transfers to ensure that potential owners do not have criminal records and in many markets the regulatory body collects a transfer tax. Taxi regulators also supervise medallion foreclosures and must consent to the secured lender’s sale of the medallion to a new owner. As part of the transfer process, medallion prices are published by local regulators in our target markets on a regular basis.

In cities having a medallion system, the number of medallions is strictly limited by law. The limited supply of medallions has (i) supported an active secondary market in these assets; (ii) caused medallion values to generally increase over time; and (iii) encouraged a range of financing sources, including money center banks, credit unions and specialty finance companies, to provide financing to the taxi industry.

Most New York City medallion transfers are handled through approximately 25 medallion brokers licensed by the TLC. In addition to brokering medallions, these brokers also arrange for TLC documentation, insurance, vehicles, meters, and financing. In New York City, a prospective medallion owner must qualify under the medallion ownership standards set and enforced by the TLC. These standards prohibit individuals with criminal records from owning medallions, require that the funds used to purchase medallions be derived from legitimate sources, and mandate that taxicab vehicles and meters meet TLC specifications. In addition, before the TLC will approve a medallion transfer, the TLC requires a letter from the seller’s insurer stating that there are no outstanding claims for personal injuries in excess of insurance coverage. After the transfer is approved, the owner’s taxicab is subject to quarterly TLC inspections.

In Chicago, the taxi medallion system is administered by the City of Chicago Department of Business Affairs and Consumer Protection, Public Vehicle Operations Division. The Public Vehicle Operations Division has oversight of the regulation of vehicle operations, licensing and rates within the metropolitan Chicago area. In Chicago, a prospective medallion owner must qualify under the medallion ownership standards set and enforced by the Public Vehicle Operations Division. These standards prohibit individuals that are indebted to the City of Chicago or have outstanding parking complaint violations from owning medallions and require applicants to complete a licensee training course. All medallion owners must file annual financial statements for the preceding calendar year which must include a current copy of all lease forms used, a current copy of all forms used in connection with the leasing of the medallion, and a list of all lease rates charged. Medallion licenses are renewed annually and the owner’s taxicab is subject to two inspections per year by the Public Vehicle Operations Division. Chicago also has rules that limit a single medallion owner from owning more than 25% of Chicago’s medallion supply.

The Hackney Carriage Unit of the Boston Police Department (“Boston Hackney”), is responsible for regulating taxis in Boston. Boston Hackney sees as its mission improving the safety, quality and professionalism of the taxi industry. The Inspector of Carriages reviews all purchasers of taxicab medallions and each prospective purchaser must qualify under the medallion ownership standards set and enforced by Boston Hackney, including a background check conducted by the police department. Following approval, Boston Hackney requires that a new vehicle be purchased. Upon transfer, the medallion is transferred to the new owner, who then goes to Boston Hackney and receives a new set up card. A set up card is renewed annually and must be carried in the taxicab at all times. The card includes the medallion number, the name of the corporation which owns the medallion, the registration number, vehicle identification number, the year of the vehicle, the name of the radio association and the names of the drivers, including their hackney ID numbers.

Our Business Strategy

Our objective is to capitalize on what we perceive to be significant opportunities to achieve both current cash flow and growth in the value of our business over time through appreciation in taxi medallions and through the services we will provide to the taxi industry. The key elements of our strategy to achieve these objectives are as follows:

Active Asset Management and Select Market Focus. We will seek to actively manage our medallion assets in our target markets. We will initially focus our activities in New York City, Chicago and Boston. Our senior management team has long standing experience in the taxi industry in each of these markets and we will enjoy a local presence in the three cities through our Transitional Services Agreement with Medallion Financial. For a description of conditions in each of these markets, see “—Our Target Markets” below. We may also expand to other municipalities that we believe provide attractive return profiles based on our assessment of medallion prices and future fare increases over time. When assessing a new medallion market, we will look at total medallion supply, available lease rates, as well as the liquidity of the medallion market.

Focus on Relationships with Local Brokerage Community. In all of our markets, our strategy will include focusing on maintaining and building relationships with the local brokerage community. We believe that in many taxi markets the local medallion brokers are involved in facilitating a significant portion of the medallion sales. For example, most New York City medallion transfers are handled through approximately 25 medallion brokers who are licensed by the TLC. Brokers also serve to introduce medallion owners to various sources of financing. Therefore, our relationships with these brokers will be a key component of providing us access to available acquisition opportunities. Because of our senior management team’s long standing presence in the New York City, Chicago and Boston markets, we will benefit from the team’s relationships with the local brokerage community. In addition, because Medallion Financial is one of the largest taxicab medallion lenders in the United States, it maintains existing business relationships with many brokers. We will leverage Medallion Financial’s existing relationships with brokers to help us identify potential medallion sellers in our target markets.

Capitalize on Fleet Owner Relationship. Currently, most of the large fleet owners have already made a fairly substantial investment in the facilities necessary to keep the vehicles in their fleet operational. Their investment includes garages, mechanics, body shops and other support functions. We expect to approach these owners, with which our senior management team maintains long standing relationships, and offer them a number of incentives that will provide them with significant benefits. First, we will have the capacity to purchase large blocks of the medallions that these fleet operators own. The alternative that these sellers face is a drawn out process of selling their medallions on a piecemeal basis. Our ability to buy medallions in large quantities provides an owner with an option to sell in bulk but at a price that is discounted against the single sale price. We will also seek to lease back medallions we purchase from the large fleet owners which allows the owners to continue to utilize their existing support operations to service the fleet and enjoy additional operating margins after realizing significant liquidity. These relationships are also expected to maximize the probability that we keep our medallions under active leases and find replacement operators at the time of lease expiration or in the event of operator defaults.

Maximize Lease Income. Our strategy is to acquire and actively manage medallions primarily with a view to leasing them to fleet operators and directly to individual drivers in our target markets. We intend to negotiate lease rates with our fleet operators and individual drivers based on their credit and operational histories, prevailing market rates and the purchase price we pay for medallions. We expect our leases to have a term in the range of one to three years. During the term of the lease, the fleet operator and individual drivers will make monthly rental payments to us at a fixed rate, subject to annual increases. Based on our review and survey of the leasing market and publicly available data on medallion prices, in general, lease rates on an unleveraged basis tend to range from 3% to 5% of the prevailing purchase price of the medallions in New York, Chicago and Boston and up to 12% in other markets. The leases for our medallions require the fleet operator and individual drivers to maintain insurance on the taxi cab using the medallion in specified amounts. We will also require our fleet operators and individual drivers to provide to us with monthly financial information. The leases for our medallions are also expected to contain provisions that prohibit the lessee from further assigning our medallions and relating to events of default and our remedies in the case of defaults. Under our leases, we will be required to take steps necessary to assure continued validity of the medallion and to update our operators relating to regulatory changes affecting medallions and the operation of taxis in their local jurisdiction. The lease income we receive will be in addition to any appreciation we realize on the ownership of the medallions.

Selective Operation of Taxicab Fleets. While we primarily expect to lease the medallions we acquire, we plan, on a selective basis, to operate the taxicabs associated with these medallions. In general, we expect that our operations would be conducted through a fleet operation in which we would own a fleet of taxi cabs, garage and repair facilities and the central dispatch function. In operating the fleet associated with our medallions, we would capture the revenues and also cover the expenses associated with the entire taxi business. As operators, we would lease our taxicabs to drivers who would drive the vehicles during their designated shifts. These drivers would pay a rental fee to us and would be responsible for gas expenses during their shift. Other revenue items would include advertising revenues from taxitop advertising placed on our taxicabs. Expense items would include road taxes, insurance premiums and repair and maintenance costs associated with the taxicabs.

Other Taxi Related Services and Businesses. We will seek to leverage our senior management team’s experience in the ownership, management and financing of taxicab fleets, taxicab medallions and corporate car services, as well as in taxi related businesses such as taxitop advertising, auto repair and car garages, to provide services to and otherwise participate in the taxicab industry. Such services may include taxicab fleet operations, credit card processing, corporate or town car services, taxicab advertising or other auto related ventures.

Dispositions. As a further part of our plan to actively manage our medallion assets in our target markets, we intend to pursue exit strategies once an asset has met our target return parameters. Assets that meet our return parameters will be disposed of in a systematic manner. Potential exit strategies include one-off sales of medallions and/or refinancing of a portfolio sale of medallions.

Our Competitive Strengths

Experienced Management Team and Sponsor. Upon completion of the transactions contemplated by the Framework Agreement, our senior management team will be headed by Alvin Murstein, Andrew M. Murstein, Larry Hall and Michael J. Kowalsky. Alvin Murstein has worked in taxi related businesses for more than 40 years, while Andrew Murstein and Michael J. Kowalsky have over 20 years of experience in this industry. Our senior management team has a long history of participation in the taxi industry and maintains long standing relationships with the major taxi fleet operators, brokers, regulators and capital providers in our target markets. We also enjoy the benefits of our Transitional Services Agreement with Medallion Financial. We believe that as result of the significant experience of our senior management team in the taxi industry and our relationship with Medallion Financial, we will have proprietary access to the medallion market, achieve optimal pricing on our assets, and be positioned to maximize lease revenues from our medallions. Although we do not intend to purchase any medallions from Medallion Financial or its affiliates, if we were to do so in the future, we expect that any such purchases would be at fair market value as negotiated between us and Medallion Financial. In addition, any such purchase will require the approval of a majority of our directors who are disinterested in such transaction.

Alignment of Interests. We have taken steps to structure our relationship with our senior management team and with Medallion Financial so that our interests are closely aligned. Medallion Financial beneficially owns 5,900,000 of our warrants expiring on January 17, 2012. Following the consummation of the transactions contemplated by the Framework Agreement, such warrants will be exercisable into shares of our common stock at a purchase price of $12.00 per share and will expire on January 17, 2015. Capital appreciation of our common stock will translate into a direct financial benefit for Medallion Financial. If we create and sustain an attractive dividend stream, Medallion Financial will have an inducement to convert the warrants into common stock in order to receive such dividends. Conversely, if our common stock does not perform well and is not trading above $12.00 at the time of expiration, these warrants will expire worthless.

Market Opportunity. We believe that we will be the only publicly traded company in the United States focused exclusively on the ownership, operation and management of assets for, and the delivery of services to, the taxi industry. In major metropolitan areas of the United States, taxicabs are an integral part of the transportation infrastructure. Taxi operations have shown significant resiliency in the face of challenging economic conditions. In medallion based jurisdictions, taxi regulatory authorities sell a finite number of taxi operating licenses and allow the license holders to transfer the licenses to others, conditioned only on approval by the regulatory authority of the qualifications of the new owner. We believe that it is this transferability feature that creates value in medallion jurisdictions for the medallion owners. In addition, because the quantity of new licenses in medallion based systems is controlled by regulatory authorities, medallions in these systems have tended to increase in value over time. We believe that the existing regulatory systems and related economic factors in these cities support the case for additional appreciation in the value of the licenses and for higher lease rates over time.

Attractive Leasing Income. Our business plan is to acquire medallions primarily with a view to leasing them to fleet operators in our target markets. Based on our review and survey of the leasing market and the publicly available data on medallion prices, in general, lease rates on an unleveraged basis tend to range from 3% to 5% of the prevailing purchase price of the medallions in New York, Chicago and Boston and up to 12% in other markets.

Access to our Target Markets. Through our Transitional Services Agreement with Medallion Financial, we will have a local presence in each of New York City, Chicago and Boston. This local access facilitates stronger and broader relationships with local brokers and fleet operators and provides us with a deeper understanding of the market including a more expansive relationship with the local taxi medallion regulatory body. This type of presence also provides us with access to the activities of the local market and an ability to act quickly on important news, such as potential rate of fare increases.

Our Target Markets

The following summarizes current conditions in the New York City, Chicago and Boston markets. The market data below is presented since the data was first published by the relevant target market’s regulatory authority.

The New York City Market. New York City is the largest medallion market in the United States with 13,237 medallions outstanding as of September 30, 2009. A New York City taxicab medallion is the only permitted license to operate a taxicab and accept street hails in New York City. The number of taxicab medallions is limited by law in New York City, and as a result of the limited supply of medallions, an active market for medallions has developed.

In New York City, there are two types of medallions: (i) individual medallions, also known as owner-driver medallions; and (ii) corporate medallions. The law limiting the number of medallions also stipulates that the ownership for the 13,237 medallions outstanding as of September 30, 2009 shall remain divided into 4,876 individual medallions and 8,361 corporate medallions. Corporate medallions are more valuable because they can be aggregated by businesses, leased to drivers, and operated for more than one shift. New York City auctioned 600 additional medallions during 2004, 308 during 2006, and 89 during 2008. The medallions auctioned in 2006 were restricted to hybrid fuel vehicles and wheelchair accessible vehicles. In addition, New York City auctioned an additional 63 medallions for wheelchair accessible vehicles in 2007. New York City announced a 25% fare hike to support the increased level of medallions, which took effect in the 2004 second quarter. Additional fare increases became effective in 2006 and 2009.

In New York City, corporate medallions sold for an average price of approximately $747,000 at December 31, 2008 and approximately $760,000 at September 30, 2009. The chart below sets forth medallion price information since 1947, the first year that data on medallion price information was published by the TLC.

        Values of taxi medallions have increased over time because they are ordinarily kept in limited supply. For example, in the period covered by the above chart, corporate taxi medallion prices increased in every year other than between the spring of 1998 and mid-2001. In 1947, the year that began a 60-year period of no increase in the number of medallions in New York

City, 11,787 New York City medallions were outstanding. As of September 30, 2009, there are 13,237 New York City taxicab medallions. We estimate that the total value of all of New York City taxicab medallions and related assets was approximately $9.3 billion as of December 31, 2008.

Taxi operations in New York City have in the past shown resiliency in the face of challenging economic conditions. In the face of the current recessionary period, according to the TLC, New York City taxi revenue showed a 13% increase for the nine months ended September 30, 2009 compared to the same period in 2008.

In New York City, medallions are leased directly to fleet operators or through lease managers. Lease managers are licensed by the TLC. As of December 31, 2008, there were 73 TLC-licensed lease managers. Leases between medallion owners and lease managers are typically for a term of two to three years. Currently, lease managers typically pay medallion owners an average lease rate of $2,500 per month. Lease managers are responsible for the payment of all operating expenses relating to the medallion, including TLC fees and insurance, and cooperating with the insurance carrier upon the occurrence of any accidents involving the operation of the medallions. Any advertising revenue generated by the operation of the taxi is retained by the lease manager. Lease managers lease the medallions to drivers on either a shift or weekly basis. While lease rates between the medallion owner and the lease manager are not regulated by the TLC, the rates that the lease managers can charge the drivers are capped by the TLC. Accordingly, medallions leased directly to fleet operators are leased at a higher rate.

The Chicago Market. A Chicago taxicab medallion is the only permitted license to operate a taxicab and accept street hails in Chicago. The number of taxicab medallions is limited by city law, and as a result of the limited supply of medallions, an active market for medallions has developed.

We estimate that, as of September 30, 2009, the average market price for a Chicago medallion was $170,850, compared to an estimated $155,000 as of December 31, 2008. The average market price for medallions in Chicago in 2007 and 2008, the only other periods for which the city of Chicago has published data on medallion price information was $75,119 and $130,321, respectively.

Pursuant to a municipal ordinance, the number of outstanding medallions is currently 6,951. The City of Chicago must authorize any additional issuances of medallions. We estimate that the total value of all Chicago medallions and related assets is over $1.0 billion as of December 31, 2008.

The City of Chicago has added medallions to the pool through the sale of 50 medallions in 2006 which generated $3.9 million in revenue for the city through a sealed-bid auction. The value of Chicago medallions has increased from an auction high bid of $81,002 in 2006 to a value as high as $190,000 at September 30, 2009, an increase of approximately 116%.

Chicago also uses a system of medallion brokers to facilitate medallion transfers. In addition to brokering medallions, these brokers also arrange documentation with the local regulator, insurance, vehicles and meters as well as financing. Our management and our Sponsor have long standing relations with most of the active brokers and regularly receive referrals from them.

In Chicago, medallions are leased directly to fleet operators or through lease managers. Lease managers are licensed by the Public Vehicle Operations Division. In July 2009, there were 24 licensed lease managers. Leases between medallion owners and lease managers are typically for a term of one to three years. We believe, based on our experience in the market, that lease managers pay medallion owners an average lease rate of $600-650 per month. Lease managers are required by the City of Chicago to carry insurance and are typically responsible for the payment of all operating expenses relating to the medallion, including renewal fees, insurance and ground transportation taxes. Any advertising revenue generated by the operation of the taxi is retained by the lease manager. Lease managers lease the medallions to drivers on either a per shift or weekly basis. While lease rates between the medallion owner and the lease manager are not regulated by the Public Vehicle Operations Division, the rates that the lease managers can charge the drivers are capped by the Public Vehicle Operations Division. Accordingly, medallions leased directly to fleet operators are leased at a higher rate.

The Boston Market. A Boston taxicab medallion is the only permitted license to operate a taxicab and accept street hails in Boston. Boston Hackney limits the number of medallions, and as a result, an active market for medallions has developed. The Boston and New York medallion markets are similar in that the medallion supplies of both markets were fixed for nearly sixty years. Like New York, Boston increased its medallion supply several years ago, by issuing a total of 300 new medallions which represented a 19.6% increase over the original supply of 1,525. Boston presently has 1,825 medallions in operation, including 100 wheelchair accessible vehicle (WAV) medallions. The demand for medallions, despite the increase in the number of medallions, currently exceeds the supply. Market sentiment can be inferred from the most recent prices. According to Boston Hackney, the average price for the sale of a regular medallion was approximately $367,000.00 as of September 30, 2009.

The chart below illustrates medallion price information since 2000, the first year that data on medallion price information was published by Boston Hackney.

In Boston, medallions are leased directly to drivers. Leases between medallion owners and drivers are typically for one year periods or on a per shift basis. We believe, based on our experience in the market, that lessees pay medallion owners an average lease rate of $500 per week for medallion only leases and $700 per week for medallion and non-hybrid vehicle leases. Lease rates in Boston tend to be higher than those in New York or Chicago because medallion owners are responsible for the payment of all operating expenses relating to the medallion, including renewal fees, insurance and radio station dues. Any advertising revenue generated by the operation of the taxi is retained by the medallion owner. The rates that the medallion owners can charge the drivers are capped by Boston Hackney.

Factors Supporting Taxi Medallion Valuations

We believe that the following factors support the case for additional appreciation in the value of the medallions and increase in lease terms from the lease of such medallions in our target markets over time:

Stable Regulatory Environment. Medallion regulators seek to provide residents and visitors with an adequate supply of safe, well maintained vehicles. Each regulator is responsible for licensing drivers, establishing fares, monitoring complaints, establishing and enforcing standards, approving secondary market sales of medallions and even tracking individual medallions. We believe that by limiting supply, regulators are able to attach a privilege of ownership connotation to medallions and are thus able to pressure medallion owners to comply with regulatory standards.

Stable Medallion Secondary Market and Taxicab Supply. We believe that taxi regulators are financially and politically motivated to promote a stable, if not rising, medallion price in order to maximize revenue generation from medallion issuances and to maintain interest in medallions. We believe that regulators are very sensitive to the employment conditions and general welfare of cab drivers and the fact that owner-operators (i.e. local small businessmen) have a substantial amount of their retirement savings invested in their medallions. As a result, municipalities have historically avoided flooding the market with new medallions and have implemented new medallion offerings using incremental steps over multi-year periods.

Traffic and Environmental. We believe that a dramatic increase in the medallion supply would be politically unpopular. In New York City, for example, at certain times of the day taxi cabs constitute more than 50% of all vehicles in midtown Manhattan. Consequently, local residents tend to strongly oppose increases in traffic congestion, noise pollution, and air pollution associated with an increase in the number of taxis on New York City’s streets. Further, air emission allowances by various environmental protection agencies may be a deterrent for issuing additional medallions.

Supply and Demand for Taxi Service. Taxi services in most municipalities compete with mass transit systems and the “black car” industry. Black cars are typically luxury vehicles that are dispatched from a central dispatch center. As such, the rider is required to have an “account” with the car service. The medallion taxi is the exclusive street “hail” option in most cities, which leaves this land transport alternative to the exclusive domain of the medallion taxi.

Fares. In the last 60 years, the local regulatory authorities have never approved a fare decrease in New York City, Chicago or Boston. While the time period for increases has varied, fares have only moved higher over time. Higher fares support higher medallion values and lease rates.

Driver Availability. Driver availability has a direct impact on medallion values. In New York City, the recent recession has increased driver availability and corresponding utilization rates, which we believe have impacted medallion values positively.

Access to Capital. Debt capital to support medallion purchase is available in most major taxi medallion markets which we believe has expanded the potential demand for, and the values associated with, medallions.

Ready Universe of Sellers. Based upon transfer data from regulators in our target markets, we believe the turnover rate of medallions supports conditions to create available supply for prospective owners. We believe that medallion transfers occur despite any anticipated future appreciation in medallion value. Two reasons why current medallion owners might sell notwithstanding the fact that medallion values appreciate is to diversify net worth or to exit the business because successive generations are not interested in working in the taxi industry or do not have the necessary industry experience. In addition, the taxi industry is a very transient business whereby owners own and operate medallions only for a short period of time. These factors, among others, give rise to a robust pool of both small- and large-scale sellers at any given time.

Some of the largest percentage increases in taxi medallion prices occurred in New York City over the 2001 to September 30, 2009 period, which saw medallion prices increase by a compound annual growth rate of 15.1%. Some of the increases over this period can be attributed to the factors described above, as well as to certain additional factors, including (i) increased tourism which eventually returned to New York City following the terrorist attacks of September 11, 2001; (ii) two fare rate increases were put in place during the period, one in May 2004 and the other in November 2006; (iii) rapidly rising unemployment in New York City, especially since 2007, has led to increased driver availability and higher taxicab utilization rates; (iv) improved technology such as the introduction of credit card machines in all taxicabs has led to higher revenue for taxi operations; and (v) corporate cutbacks in the use of black car services has caused higher medallion taxi revenues. We believe that some or all of these additional factors will need to be present in order for medallion values to continue to increase in future periods at the rates experienced in New York City during the 2001 to September 30, 2009 period. There can be no assurance that taxi medallion prices will continue to appreciate at a similar rate or at all. See “Risk Factors—Risk Relating to our Business and Operations if the Transactions Contemplated by the Framework Agreement Are Consummated.”

Our Financing Strategy

Selective Use of Leverage. We do not currently have any commitments for debt financings, but intend, when appropriate, to employ prudent amounts of leverage and use debt as a means of providing additional funds for the acquisition of our assets for, and the delivery of services to, the taxi industry. During times when interest rates on medallions loans are high or financing is otherwise unavailable on a timely basis, we may purchase certain medallions for cash with the intention of obtaining financing for a portion of the purchase price at a later time. Initially, we anticipate that our borrowings will not exceed 100% of the value of our assets on an historical basis. However, we are not subject to any maximum leverage limitations and to the extent market conditions improve and stabilize over time, we could increase our borrowing levels.

We will generally seek to borrow on a non-recourse basis, but may also borrow at the corporate level. Non-recourse indebtedness means the indebtedness of the borrower or its subsidiaries is secured only by specific assets without recourse to other assets of the borrower or any of its subsidiaries.

We plan to evaluate each investment opportunity and determine the appropriate leverage on a case-by-case basis. We may seek to refinance indebtedness, such as when a decline in interest rates makes it beneficial to prepay an existing loan, when an existing loan matures or if an attractive investment becomes available and the proceeds from the refinancing can be used to purchase the investment. In the future, we may also seek to raise further equity capital or issue debt securities in order to fund our business.

Medallion Financial and the Transitional Services Agreement

Upon completion of the transactions contemplated by the Framework Agreement, we will enter into a Transitional Services Agreement with Medallion Financial. Medallion Financial is a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the 1940 Act. Medallion Financial is one of the largest lenders to taxi medallion owners in the United States. It also provides debt, mezzanine, and equity investment capital to companies in a variety of other industries. The Transitional Services Agreement will have a term of three years and can be extended for additional one year periods by the mutual agreement of both parties. Either party may terminate the agreement annually upon 180 days prior notice to the other party.

Under the Transitional Services Agreement, Medallion Financial will provide us the services of our senior management team and with access to, among other things, its information technology, office space, personnel and other resources necessary to enable us to operate our business. Under this agreement, we will also have access to Medallion Financial’s taxicab underwriting and operations teams, who will work with us to source, structure, execute and manage transactions. This agreement is also intended to provide us assistance with corporate operations, legal and compliance functions and governance. The Transitional Services Agreement requires Medallion Financial to manage our business affairs in conformity with the policies that are approved and monitored by our board of directors.

We will pay Medallion Financial an annual fee equal to 1.0% of our stockholders’ equity, calculated and payable quarterly in arrears. To illustrate by example, if our stockholder equity were to be $100 million at the end of the first quarter of 2010, the fee for that quarter would be calculated as follows: (0.1 x $100,000,000) ÷ 4 = $250,000. For purposes of calculating this fee our stockholders’ equity means the total sum released to us from the trust account upon consummation of the transactions contemplated by the Framework Agreement, plus our retained earnings at the end of the most recently completed calendar quarter (as determined in accordance with accounting principles generally accepted in the U.S. (“GAAP”), except without taking into account any non-cash equity compensation expense incurred in current or prior periods), less any amount that we pay for repurchases of our common stock since inception, and excluding any unrealized gains, losses or other items that do not affect realized net income (regardless of whether such items are included in other comprehensive income or loss, or in net income). This amount will be adjusted to exclude one-time events pursuant to changes in GAAP and certain non-cash items after discussions between Medallion Financial and our independent directors and approved by a majority of our independent directors. Our stockholders’ equity, for purposes of calculating the base management fee, could be greater than or less than the amount of stockholders’ equity shown on our financial statements prepared in accordance with GAAP. We will reimburse Medallion Financial quarterly in cash for the costs and expenses associated with providing assistance with our corporate operations, accounting, legal and compliance functions and governance. Our reimbursement obligation is not subject to any dollar limitation. Medallion Financial shall have the right to waive the reimbursement of any such costs and expenses for any period in its discretion if it determines that such reimbursement will compromise its status as a restricted investment company (“RIC”) under the Code.

The Transitional Services Agreement provides that Medallion Financial will not compete with us for opportunities related to acquiring and managing taxicab medallions and fleet operations for a period of five years. Also, we and Medallion Financial agreed that we will have priority relating to the provision of services to the taxicab industry which do not constitute financial services while Medallion Financial will have priority over opportunities related to the taxicab industry which constitute financial services, provided that Medallion Financial only will be permitted to acquire and manage taxicab medallions that it acquires as a result of a default under or in settlement of any loan provided by Medallion Financial. Medallion Financial does not currently own any medallions, other than in the Chicago market which were acquired in foreclosure or in settlement of amounts due under medallion financings provided by Medallion Financial. This exclusivity clause expires on the fifth anniversary of the Transitional Services Agreement.

Pursuant to this agreement, Medallion Financial will not assume any responsibility other than to render the services called for thereunder and will not be responsible for any action of our board of directors in following or declining to follow its advice or recommendations. Under the terms of the Transitional Services Agreement, Medallion Financial, its officers, stockholders, members, managers, directors, personnel, any person controlling or controlled by Medallion Financial and any person providing services to Medallion Financial will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the agreement, except because of acts constituting bad faith, willful misconduct, gross negligence, or reckless disregard of their duties. In addition, we have agreed to indemnify Medallion Financial, its officers, stockholders, members, managers, directors, personnel, any person controlling or controlled by Medallion Financial and any person providing services to Medallion Financial with respect to all expenses, losses, damages, liabilities, demands, charges and claims arising from acts of Medallion Financial not constituting bad faith, willful misconduct, gross negligence, or reckless disregard of duties, performed in good faith in accordance with and pursuant to the agreement.

In the future, we may enter into additional transactions with Medallion Financial or its affiliates. In particular, we may purchase assets from, sell assets to or arrange financing from or provide financing to Medallion Financial or its affiliates. However, any such transactions will require approval by a majority of our independent directors who are disinterested in the transaction.

The Transitional Services Agreement is intended to provide us with the personnel we need for our business on a transitional basis. However, we may hire additional employees to grow and run our business as circumstances require.

Expansion of our Board of Directors

Following the consummation of the transactions contemplated by the Framework Agreement, Alvin Murstein has agreed to serve as the Chairman of our board of directors. We also expect to adjust or further expand the size of our board of directors to include additional board members, including board members who will be considered independent directors under applicable regulatory rules so that a majority of the members of our board of directors will be considered independent under such rules.

Our Management Team

We currently anticipate that effective upon completion of the transactions contemplated by the Framework Agreement, our management team will consist of the following individuals:

Alvin Murstein. Following the consummation of the transactions contemplated by the Framework Agreement, Mr. Murstein will join our board of directors and serve as our Chairman of the board of directors. Mr. Murstein has served as Chairman of the board of directors of Medallion Financial since its founding in 1995 and as its Chief Executive Officer since February 1996. Mr. Murstein has also been Chairman of the board of directors and Chief Executive Officer of Medallion Financial Funding Corp. since its founding in 1979. He also currently serves and has previously served as officer and director of some of Medallion Financial’s other wholly owned subsidiaries. Mr. Murstein received a B.A. and an M.B.A. from New York University and has been an executive in the taxicab industry for over 40 years. Mr. Murstein served on the board of directors of the Strober Organization, Inc., a building supply company, from 1988 to 1997. Alvin Murstein is the father of Andrew M. Murstein.

Andrew M. Murstein. Mr. Murstein has served as our Vice Chairman and Secretary since our founding. Following the consummation of the transactions contemplated by the Framework Agreement, Mr. Murstein will serve as our Chief Executive Officer and continue as our Vice-Chairman. He is also President of Medallion Financial, a position he has held since its founding in 1995. Mr. Murstein has also served as a director of Medallion Financial since October 1997. He also currently serves and has previously served as an officer and director of some of Medallion Financial’s wholly-owned subsidiaries. Mr. Murstein received a B.A. in economics, cum laude, from Tufts University and an M.B.A. in finance from New York University.

Larry D. Hall. Mr. Hall has served as our Chief Financial Officer since our founding. Following the consummation of the transactions contemplated by the Framework Agreement, Mr. Hall will continue to serve as our Chief Financial Officer. He is also the Chief Financial Officer of Medallion Financial, a position he has held since March 2004. Prior to that, he served as Medallion Financial’s Acting Chief Financial Officer, beginning in July 2003. Prior to that, he served as Medallion Financial’s Chief Accounting Officer, beginning in May 2001, and its Treasurer, beginning in October 2000. Mr. Hall was employed by Citibank as Vice President-Corporate Financial Control/Corporate Reporting and Analysis from October 1995 to October 2000. Mr. Hall was Vice President-Finance/Controller, Treasurer and Secretary of Consolidated Waste Services of America from April 1993 to March 1995. Prior to that, he was Vice President-Manager of Line Accounting for Wells Fargo and Co. from November 1987 to March 1993 and Senior Audit Manager in the Financial Services Industry Group for Arthur Andersen & Company from September 1976 to October 1987. Mr. Hall received his B.S. in business administration from the University of Southern California.

Michael J. Kowalsky. Following the consummation of the transactions contemplated by the Framework Agreement, Mr. Kowalsky will serve as our Executive Vice President. Mr. Kowalsky has been Executive Vice President of Medallion Financial since May 1996 and President of Medallion Financial Funding Corp. since June 1996. He also served as Chief Operating Officer of Edwards Capital from 1992 until June 1996. Prior to joining Edwards Capital in 1990, Mr. Kowalsky was a Senior Vice President at General Cigar Co. Inc., a cigar manufacturing company. Mr. Kowalsky received a B.A. and M.A. in economics from the University of Kentucky and an M.B.A. from the New York University Graduate School of Business.

These executive officers will not be remunerated by us for the services they render to us although we will be responsible for expenses they incur in the course of providing their services to us. Upon consummation of the transactions contemplated by the Framework Agreement, Tony Tavares, who currently serves as our Chief Executive Officer and President, will resign from such positions.

Conflicts of Interest

For a discussion of the conflicts of interest facing our company and our policies to address these conflicts, see “Certain Relationships and Related Transactions—Other Potential Conflicts of Interest Following the Consummation of the Transactions Contemplated by the Framework Agreement.”

Legal Proceedings

We are not currently subject to any material legal proceedings.

THE IMPACT OF THE FRAMEWORK TRANSACTIONS ON OUR

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

Following the consummation of the transactions contemplated by the Framework Agreement, we plan to continue our business as a corporation that acquires and actively manages transferable licenses that permit the operation of taxi cabs in major metropolitan cities in the United States, or medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with these medallions and provides a range of services to and otherwise participates in the taxi industry. We believe that we will be the only publicly traded company in the United States focused exclusively on the ownership, operation and active management of taxicab medallions and the delivery of services to, the taxi industry. We will initially focus our activities in the New York City, Chicago and Boston markets and may expand to other municipalities that we believe provide attractive return profiles based on our assessment of medallion prices and future fare increases over time. Our objective is to capitalize on what we perceive to be significant opportunities to achieve both current cash flow and growth in the value of our business through appreciation of our taxicab medallions, which have historically demonstrated strong price appreciation over time, and through the services we will provide to the taxi industry. We believe that a number of factors support the case for additional appreciation in the value of the medallions and increases in lease rates for such medallions in our target markets over time, including the following : financial and political motivation of local regulators to limit the supply of medallions and to promote a stable, if not rising, medallion price in order to maximize revenue generation from new medallion issuances and to maintain an interest in medallions; medallion taxis are the exclusive street “hail” option in medallion-based cities, which provides competitive advantages to the medallion owner over other land transport alternatives; in the last 60 years taxi fares have only increased and local regulatory authorities have not approved a fare decrease in New York City, Chicago or Boston; taxi operations can be counter-cyclical economic performers as illustrated by the recent recession which has increased driver availability and led to higher medallion utilization rates; debt capital to support medallion purchase is available in most major taxi medallion markets which we believe has expanded the potential demand for, and the values associated with, medallions. See “Our Business Following the Consummation of the Framework Transactions—Factors Supporting Taxi Medallion Valuations.” In addition, based on historical sales volume, turnover rates and discussions Medallion Financial has had with large taxicab medallion operators in our target markets, we believe there is a sufficient supply of sellers that would allow us to acquire taxicab medallions consistent with our business plan and generate the revenue required to meet the costs of operating as a public company.

Factors Impacting Our Operating Results

Following consummation of the transactions contemplated by the Framework Agreement, we expect that the results of our operations will be affected by a number of factors and will primarily depend on, among other things, the following:

•	Regulatory changes affecting the taxicab industry;

•	The level of rental revenue we achieve from our assets;

•	The market value and the supply of, and demand for, taxicab medallions;

•	The challenges that we may face as a result of the current economic slow-down;

•	The conditions in the local markets in which we operate, as well as changes in national economic and market conditions;

•	Our ability to lease and acquire taxicab medallions;

•	The level of revenue we achieve from our fleet operations;

•	Our ability to enter into new leases or to renew leases with existing lessees of our taxicab medallions at favorable rates;

•	The competitive landscape impacting the taxicab industry;

•	Our relationships with our lessees and their financial condition;

•	Our use of leverage as part of our financing strategy and our ability to make payments or to comply with any covenants under any borrowings or other debt facilities we obtain;

•	The growth or continuing importance of taxicabs located in the major metropolitan areas in which we invest;

•	The level of our operating expenses, including amounts we are required to pay to our management team;

•	Our net realized gain or loss on the sale or other disposition of taxicab medallions;

•	Changes in interest rates that could impact the market price of our common stock and the cost of our borrowings.

Critical Accounting Policies

Our financial statements are prepared in accordance with GAAP, which requires the use of estimates and assumptions that involve the exercise of judgment and use of assumptions as to future uncertainties. In accordance with SEC guidance, the following discussion addresses the accounting policies that we believe will apply to us following the consummation of the transactions contemplated by the Framework Agreement. Our most critical accounting policies will involve decisions and assessments that could affect our reported assets and liabilities, as well as our reported revenues and expenses. We believe that all of the decisions and assessments upon which our financial statements will be based will be reasonable at the time made, based upon information available to us at that time. Our critical accounting policies and accounting estimates will be expanded over time as we fully implement our new strategy. Those accounting policies and estimates that we initially expect to be most critical to an investor’s understanding of our financial results and condition and require complex management judgment are discussed below. Recently issued accounting pronouncements may affect the way we would currently account for certain transactions and/or derive certain estimates. For additional information, see “—Recent Accounting Pronouncements.”

Recent Accounting Pronouncements

In September 2009, the FASB issued Accounting Standards Update 2009-12, “Fair Value Measurements and Disclosures (Topic 820), Investments in Certain Entities That Calculate Net Asset value per Share or its Equivalent” (FASB ASU 2009-12). FASB ASU 2009-12 amends Subtopic 820-10, Fair Value Measurements and Disclosures—Overall, and permits in certain circumstances a reporting entity to measure the fair value of an investment on the basis of the net asset value per share of the investment. Additionally, the update requires additional disclosures such as the nature of any restrictions on the investor’s ability to redeem its investments at the measurement date, any unfunded commitments and the investment strategies of the investees. FASB ASU 2009-12 is effective for reporting periods ending after December 15, 2009 with early adoption permitted. We do not expect adoption of FASB ASU 2009-12 to have a material impact on our financial condition or results of operations.

In August 2009, the FASB issued Accounting Standards Update 2009-05, “Fair Value Measurements and Disclosures (Topic 820), Measuring Liabilities at Fair Value” (FASB ASU 2009-05). FASB ASU 2009-05 provides amendments to subtopic 820-10, Fair Value Measurements and Disclosures—Overall, clarifies the techniques a reporting entity should use in valuing a liability in circumstances where a quoted price in an active market for an identical liability is not available, as well as clarifying that the requirements needed for Level 1 fair value measurements when the quoted price of an identical liability is utilized. FASB ASU 2009-05 is effective for the first reporting period beginning after issuance. We do not expect adoption of FASB ASU 2009-05 to have a material impact on our financial condition or results of operations.

In June 2009, the FASB issued an update to ASC Topic 860, “Transfers and Servicing,” which among other things, removes the concept of a qualifying special-purpose entity, and changes the requirements for derecognizing financial assets. Additionally, the update requires additional disclosures about transfers of financial assets, including securitization transactions and areas where companies have continued exposure to the risks related to transferred financial assets. The update is effective for annual reporting periods beginning after November 15, 2009. We do not expect the adoption of the update to have a material impact on our financial condition or results of operations.

In June 2009, the FASB issued an update to ASC Topic 810, “Consolidation,” which, among other things, (i) require an entity to perform an analysis to determine whether an entity’s variable interest or interests give it a controlling financial interest in a variable interest entity; (ii) require ongoing reassessments of whether an entity is the primary beneficiary of a variable interest entity, and eliminate the quantitative approach previously required for determining the primary beneficiary of a variable interest entity; (iii) amend certain guidance for determining whether an entity is a variable interest entity; and (iv) require enhanced disclosure that will provide users of financial statements with more transparent information about an entity’s involvement in a variable interest entity. The update is effective for interim and annual periods beginning after November 15, 2009. We do not expect the adoption of the update to have a material impact on our financial condition or results of operations.

Liquidity and Capital Resources

Liquidity is a measure of our ability to meet potential cash requirements, including ongoing commitments to repay borrowings, fund and maintain our assets and operations, make distributions to our stockholders and other general business needs. We will use significant cash to purchase our taxicab medallions, operate our business, repay principal and interest on any borrowings and make distributions to our stockholders. Our primary sources of cash will generally consist of the funds released to us from our trust account upon consummation of the transactions contemplated by the Framework Agreement, cash generated from our operating results, payments of principal and interest we receive on our taxicab medallions and unused borrowing capacity under our financing sources. The consummation of the Framework Transactions is conditioned on our trust account containing no less than $100 million after the closing after taking into account all payments required under the Framework Agreement. We believe that the trust amounts available to us and our other identified sources of funds will be adequate for purposes of meeting our short-term (within one year) and long-term liquidity needs.

As a part of our plan to actively manage our medallion assets in our target markets, we intend to pursue exit strategies once an asset has met our target return parameters. For example, we will actively pursue sales of our medallions in one market that have reached their optimal value to pursue acquisitions in another market where we believe medallions are undervalued. The timing and impact of future sales of our taxicab medallions, if any, cannot be predicted with any certainty.

Potential other future sources of capital include proceeds from future financings (although we currently lack commitments for future financings) and undistributed funds from operations. In addition, we anticipate raising additional capital from future equity financings and if the value of our common stock exceeds the exercise price of our warrants through the sale of common stock to the holders of our warrants from time to time.

Leverage Policies

We intend, when appropriate, to employ prudent amounts of leverage and use debt as a means of providing additional funds for the acquisition of our assets for, and the delivery of services to, the taxi industry. During times when interest rates on medallions loans are high or financing is otherwise unavailable on a timely basis, we may purchase certain medallions for cash with the intention of obtaining financing for a portion of the purchase price at a later time. Initially, we anticipate that our borrowings will not exceed 100% of the value of our assets on an historical basis. However, we are not subject to any maximum leverage limitations and to the extent market conditions improve and stabilize over time, we could increase our borrowing levels.

We will generally seek to borrow on a non-recourse basis, but may also borrow at the corporate level, or operating partnership level. Non-recourse indebtedness means the indebtedness of the borrower or its subsidiaries is secured only by specific assets without recourse to other assets of the borrower or any of its subsidiaries. Even with non-recourse indebtedness, however, a borrower or its subsidiaries will likely be required to guarantee against certain breaches of representations and warranties such as those relating to the absence of fraud, misappropriation, misapplication of funds, environmental conditions and material misrepresentations. Because non-recourse financing generally restricts the lender’s claim on the assets of the borrower, the lender generally may only proceed against the asset securing the debt. This protects our other assets.

We plan to evaluate each taxicab medallion investment opportunity and determine the appropriate leverage on a case-by-case basis. We may seek to refinance indebtedness, such as when a decline in interest rates makes it beneficial to prepay an existing financing, when an existing financing matures or if an attractive taxicab medallion investment becomes available and the proceeds from the refinancing can be used to purchase the taxicab medallion investment. In the future, we may also seek to raise further equity capital or issue debt securities in order to fund our future taxicab medallion investments.

Dividends

We intend to pay regular cash distributions to our stockholders, beginning with the partial quarterly period following the acquisition of our first taxicab medallion. We generally intend over time to pay quarterly dividends out of our net income from operations. However, any distributions we make will be at the discretion of our board of directors and will depend upon our earnings and financial condition, any debt covenants, funding or margin requirements under our future credit facilities and borrowings. Pursuant to Section 197 of the Code, taxi medallions are eligible to be amortized over a period of 15 years for U.S. federal income tax purposes. As a result, we expect that our taxable income, but not our GAAP net income, will be reduced each year by significant amounts of amortization expense. This means that a substantial portion of our quarterly distributions are not expected to be made out of our taxable net income and will not result in immediate taxable income to U.S. taxpayers. For more information, see “U.S. Federal Income Tax Considerations—Taxation Consequences of Holding our Common Stock—Taxation of U.S. Stockholders.”

Quantitative and Qualitative Disclosures About Market Risk

We will be exposed to interest rate changes if we use borrowings to acquire our assets. Our interest rate risk management objectives will be to limit the impact of interest rate changes on earnings and cash flows and to lower overall borrowing costs. To achieve these objectives, we expect to borrow primarily at fixed rates or variable rates with the lowest margins available and, in some cases, with the ability to convert variable rates to fixed rates. With regard to variable rate financing, we will assess interest rate cash flow risk by continually identifying and monitoring changes in interest rate exposures that may adversely impact expected future cash flows and by evaluating hedging opportunities. While we do not seek to avoid risk completely, we believe that risk can be quantified from historical experience and seek to actively manage that risk, to earn sufficient compensation to justify taking those risks and to maintain capital levels consistent with the risks we undertake.

THE SPECIAL MEETINGS OF SPORTS PROPERTIES’ STOCKHOLDERS

AND WARRANTHOLDERS

General

Sports Properties is furnishing this proxy statement to our stockholders and warrantholders as part of the solicitation of proxies by our board of directors for use at the special meetings of our stockholders and warrantholders to be held on                     , and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders and warrantholders on or about                      in connection with the vote on the proposals described herein. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meetings.

Date, Time and Place

The special meetings of stockholders and warrantholders will be held on             , at             , Eastern time, at             .

Purpose of the Sports Properties Special Meetings

At the special meeting of stockholders, Sports Properties will ask holders of our common stock to consider and vote on the following proposals (each sub-proposal will be voted upon separately and independently):

(1)	To approve amendments to Sports Properties’ charter to allow for Sports Properties to consummate the Framework Transactions, consisting of the following sub-proposals:

(1A)	to revise the definition of “Business Combination” under Article Sixth of the charter so that the consummation of substantially all of the Framework Transactions will also constitute a “Business Combination” even though the Framework Transactions do not involve the acquisition by us of one or more assets or operating businesses in the sports, leisure and entertainment industries whose fair market value is at least equal to 80% of our net assets held in trust (calculated as provided in the charter) at the time of such acquisition;

(1B)	to delete the provision that prohibits us from consummating a “Business Combination” (as defined in the charter) with any entity affiliated with any person who was a stockholder prior to our IPO or our officers or directors;

(1C)	to increase the threshold regarding the maximum amount of IPO Shares that may vote against a “Business Combination” and seek conversion prior to Sports Properties consummating a “Business Combination” from less than 30% to less than 50%; and

(1D)	to remove the requirement that only holders of IPO Shares that vote against a “Business Combination” may convert their IPO Shares into cash;

(2)	To approve the Framework Transactions and provide for our perpetual existence, consisting of the following sub-proposals:

(2A)	to approve the transactions contemplated by the Framework Agreement which, among other things, sets forth the steps to be taken by us to continue our business as a corporation that acquires and actively manages taxicab medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry (and to approve a related amendment to the agreement that governs our trust account to allow for the release of funds from the trust account once the Framework Transactions are consummated);

(2B)	to approve an amendment to our charter to provide that our corporate existence will be perpetual instead of terminating on January 17, 2010;

(3)	To approve amendments to our charter which (i) eliminate certain provisions applicable only to special purpose acquisition corporations and (ii) revise certain other provisions in anticipation of our existence as an operating company, consisting of the following three sub-proposals:

(3A)	to eliminate the provisions only applicable to us as a special purpose acquisition corporation prior to the completion of a “Business Combination,” as defined in our charter after giving effect to the Initial Charter Proposals;

(3B)	to change our name from “Sports Properties Acquisition Corp.” to “Medallion Management, Inc.”; and

(3C)	to increase the number of authorized shares of our capital from 101,000,000 to 550,000,000.

(4)	To adopt a proposed equity incentive plan, to be effective upon completion of the transactions contemplated by the Framework Agreement; and

(5)	To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, it appears we cannot consummate the transactions contemplated by the Framework Agreement.

The approval of the Initial Charter Proposals (including each related sub-proposal) and the Framework Transactions Proposals (including each related sub-proposal) is a condition to the consummation of the transactions contemplated by the Framework Agreement.

At the special meeting of warrantholders, Sports Properties will ask holders of our warrants to consider and vote on the following proposals:

(1)	To approve amendments to the Warrant Agreement, dated as of January 17, 2008, between Sports Properties and Continental Stock Transfer & Trust Company, which governs the terms of our outstanding warrants, in connection with the consummation of the transactions contemplated by the Framework Agreement, which, among other things, sets forth the steps to be taken by us to continue our business as a corporation that acquires and actively manages taxicab medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry, consisting of the following sub-proposals:

(1A)	to provide that the exercise price of our warrants will be increased from $7.00 to $12.00 per share;

(1B)	to provide that the expiration date of the warrants will be extended from January 17, 2012 to January 17, 2015;

(1C)	to provide that the price at which our common stock must trade before we are able to redeem the warrants we issued in our initial public offering will be increased from $14.25 to $18.75; and

(1D)	to eliminate the cashless exercise feature of the warrants we issued in our IPO; and

(2)	To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, Sports Properties is not authorized to consummate any of the Warrant Amendment Proposals or it otherwise appears that we cannot consummate the Framework Transactions.

The approval of the Warrant Amendment Proposals (including each related sub-proposal) is a condition to the consummation of the transactions contemplated by the Framework Agreement. The warrants issued in the Private Placement will retain their cashless exercise feature.

Recommendation of Our Board of Directors

Our board of directors:

•	has unanimously determined that each of the proposals is fair to us and in our best interests and the best interests of our stockholders and warrantholders;

•	has unanimously approved each of the proposals (including all sub-proposals);

•	unanimously recommends that our stockholders vote “FOR” the approval of the Initial Charter Proposals (including all related sub-proposals);

•	unanimously recommends that our stockholders vote “FOR” the approval of the Framework Transactions Proposals (including all related sub-proposals);

•	unanimously recommends that our stockholders vote “FOR” the approval of the Secondary Charter Proposals (including all related sub-proposals);

•	unanimously recommends that our stockholders vote “FOR” the approval of the Equity Incentive Plan Proposal;

•	unanimously recommends that our stockholders vote “FOR” the approval of the Stockholders Adjournment Proposal;

•	unanimously recommends that our warrantholders vote “FOR” the approval of the Warrant Amendment Proposals (including all related sub-proposals); and

•	unanimously recommends that our warrantholders vote “FOR” the approval of the Warrantholders Adjournment Proposal.

Record Date; Who is Entitled to Vote; Quorum

We have fixed the close of business on ________, as the “record date” for determining Sports Properties’ stockholders and warrantholders entitled to notice of and to attend and vote at our special meetings. As of the close of business on ___________, there were 26,945,371 shares of our common stock outstanding and entitled to vote, held by __________ holders of record, and 27,556,300 warrants outstanding and entitled to vote, held by _________ holders of record. Each share of our common stock is entitled to one vote per share at the special meeting of stockholders and each warrant is entitled to one vote per warrant at the special meeting of warrantholders.

The presence, in person or by proxy, of a majority of all the issued and outstanding shares of common stock entitled to vote constitutes a quorum at the special meeting of stockholders. The presence, in person or by proxy, of a majority of all the issued and outstanding warrants entitled to vote constitutes a quorum at the special meeting of warrantholders.

Vote of Sports Properties’ Stockholders Required

Framework Transactions Proposals and Stockholders Adjournment Proposal

The approval of the Framework Transactions Sub-Proposal 1 requires that (i) the majority of the IPO Shares cast at the special meeting of stockholders and (ii) the majority of the shares of our common stock cast at the special meeting of stockholders are voted in favor of the Framework Transactions Sub-Proposal 1. The approval of the Framework Transactions Sub-Proposal 2 requires the affirmative vote of (i) the holders of a majority of the shares of our common stock cast at the special meeting of stockholders and (ii) the holders of a majority of our common stock outstanding on the record date. The approval of the Stockholders Adjournment Proposal requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the special meeting, even if less than a quorum.

Brokers and nominees holding shares of record for customers are not entitled to vote on the Framework Transactions Proposals (including each related sub-proposal) or the Stockholders Adjournment Proposal unless they receive specific voting instructions from the beneficial owner of the shares. If a broker or nominee holding shares of record for a customer submits a properly executed proxy, but indicates that it does not have discretionary authority to vote as to a particular matter, those shares, which are referred to as broker non-votes, will be counted for purposes of determining whether a quorum exists. A broker non-vote will have no effect on the outcome of the Framework Transactions Sub-Proposal 1 or the Stockholders Adjournment Proposal. A broker non-vote will have the same effect as a vote against the Framework Transactions Sub-Proposal 2.

An abstention occurs when a stockholder affirmatively instructs that a vote be withheld (by checking the “abstain” box on the proxy card) or when a stockholder who has not given a proxy is present at the special meeting but does not cast a ballot or submit a proxy card in person. An abstention will be counted for purposes of determining whether a quorum exists. An abstention will have no effect on the outcome of the vote to approve the Framework Transactions Sub-Proposal 1. However, any stockholder who abstains from voting with respect to the Framework Transactions Sub-Proposal 1 will not have any conversion rights. An abstention will have the same effect as a vote against the Framework Transactions Sub-Proposal 2 and the Stockholders Adjournment Proposal.

Initial Charter Proposals and Secondary Charter Proposals

The approval of each sub-proposal of the Initial Charter Proposals and each sub-proposal of the Secondary Charter Proposals will require the affirmative vote of the holders of a majority of our common stock outstanding on the record date. Because each sub-proposal requires the affirmative vote of a majority of the shares of common stock outstanding for approval, abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against a sub-proposal.

The approval of the Initial Charter Proposals (including each related sub-proposal), the Framework Transactions Proposals (including each related sub-proposal) and the Warrant Amendment Proposals is a condition to the consummation of the transactions contemplated by the Framework Agreement. If any of the Initial Charter Proposals (including any related sub-proposal), the Framework Transactions Proposals (including any related sub-proposal) or the Warrant Amendment Proposals (including any related sub-proposal) is not approved, the transactions contemplated by the Framework Agreement will not be consummated. The approval of the Secondary Charter Proposals (including all related sub-proposals) is not a condition to the consummation of the transactions contemplated by the Framework Agreement and will not impact whether the transactions contemplated by the Framework Agreement are consummated.

If the Initial Charter Proposals are not approved (including any related sub-proposal), we will not present any other proposal to stockholders and warrantholders, except for the Stockholders Adjournment Proposal and the Warrantholders Adjournment Proposal.

Equity Incentive Plan Proposal

The affirmative vote of a majority of votes cast at the special meeting will be required to approve the Equity Incentive Plan Proposal. Abstentions will have the effect of a vote against the Equity Incentive Plan Proposal but broker non-votes or a failure to vote will have no effect upon the Equity Incentive Plan Proposal. The approval of the Equity Incentive Plan Proposal is not a condition to the consummation of the transactions contemplated by the Framework Agreement and will not impact whether the transactions contemplated by the Framework Agreement are consummated.

If the Initial Charter Proposals (including any related sub-proposal), the Framework Transactions Proposals (including any related sub-proposal) or the Warrant Amendment Proposals (including any related sub-proposal) are not approved, the Equity Incentive Plan Proposal will not be presented to stockholders for a vote.

Vote of Sports Properties’ Warrantholders Required

The approval of the Warrant Amendment Proposals (including each related sub-proposal) will require the affirmative vote of the holders of a majority of our warrants outstanding on the record date. Because each sub-proposal requires the affirmative vote of a majority of the warrants outstanding for approval, abstentions and warrants not entitled to vote because of a broker non-vote will have the same effect as a vote against a sub-proposal.

The approval of the Warrantholders Adjournment Proposal requires the affirmative vote of a majority of the shares of the warrants present in person or represented by proxy and entitled to vote at the special meeting, even if less than a quorum. A broker non-vote will have no effect on the Warrantholders Adjournment Proposal. An abstention will have the same effect as a vote against the Warrantholders Adjournment Proposal.

The approval of the Initial Charter Proposals (including each related sub-proposal), the Framework Transactions Proposals (including each related sub-proposal) and the Warrant Amendment Proposals (including each related sub-proposal) are conditions to the consummation of the transactions contemplated by the Framework Agreement. If any of the Initial Charter Proposals (including any related sub-proposal) or the Framework Transactions Proposals (including any related sub-proposal) is not approved, the transactions contemplated by the Framework Agreement will not be consummated.

If the Initial Charter Proposals (including any related sub-proposal) or the Framework Transactions Proposals (including any related sub-proposal) are not approved, we will not present any proposal to our warrantholders, except for the Warrantholders Adjournment Proposal.

Voting Your Shares or Warrants

Each share of our common stock or warrants that you own in your name entitles you to one vote at the special meetings of stockholders and warrantholders, respectively. Your proxy card shows the number of shares of our common stock or warrants that you own. If your shares or warrants are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares or warrants you beneficially own are properly counted.

There are two ways to vote your shares of our common stock or warrants at the special meetings:

•

You Can Vote By Signing and Returning the Enclosed Proxy Card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares or warrants as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares or warrants, your shares or warrants will be voted as recommended by our board “FOR” all of the proposals (including all related sub-proposals). Votes received after a matter has been voted upon at the special meetings will not be counted.

•

You Can Attend the Special Meetings and Vote in Person. We will give you a ballot when you arrive. However, if your shares or warrants are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares or warrants.

Revoking Your Proxy

If you provide a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may send another proxy card or submit voting instructions with a later date;

•	you may notify Andrew M. Murstein, our Secretary, in writing before the special meetings that you have revoked your proxy; or

•	you may attend the special meetings, revoke your proxy, and vote in person, as indicated above.

Who Can Answer Your Questions About Voting Your Shares or Warrants

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock or warrants, you may call                     , our proxy solicitor, toll-free at                     , or our Vice Chairman and Secretary, Andrew M. Murstein, at (212) 328-2100.

Proxy Solicitation Costs

Sports Properties is soliciting proxies on behalf of our board of directors. All solicitation costs will be paid by us. This solicitation is being made by mail but also may be made by telephone or in person. We and our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means, including email and facsimile. Our current directors and executive officers and Alvin Murstein and Michael Kowalsky, individuals who we expect will become our executive officers, are participants in the solicitation of proxies.

We have hired                      to assist in the proxy solicitation process. We will pay that firm a fee of $             plus disbursements.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward our proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Voting Commitments; Securities of the Founder Stockholders

As of                 , the record date for the special meetings, the Founder Stockholders owned and were entitled to vote an aggregate of 5,389,071 Founders’ Shares (approximately 20% of the outstanding common stock). In addition, our Chief Executive Officer and President, Tony Tavares, beneficially owned and was entitled to vote 15,000 IPO Shares as of the record date. We and BofA entered into agreements with each of the Founder Stockholders in connection with our IPO pursuant to which each Founder Stockholder agreed to vote all of his or its:

•

Founders’ Shares in accordance with the majority of the votes cast by IPO Shares with respect to (i) a “Business Combination” (and therefore, if the Initial Charter Proposals are approved, the Framework Transactions Sub-Proposal 1) and (ii) an amendment to our charter to provide for perpetual existence (and therefore, the Framework Transactions Sub-Proposal 2);

•

IPO Shares acquired in the IPO in accordance with the majority of the votes cast by IPO Shares with respect to a “Business Combination” (and therefore, if the Initial Charter Proposals are approved, the Framework Transactions Sub-Proposal 1); and

•

IPO Shares they acquired in the secondary market in favor of a “Business Combination” (and therefore, if the Initial Charter Proposals are approved, the Framework Transactions Sub-Proposal 1). Consistent with the provisions set forth in our IPO prospectus, we and BofA will enter into agreements with our Founder Stockholders in which each Founder Stockholder agrees that such Founder Stockholder will not elect to convert such Founder Stockholder’s IPO Shares so that no IPO Shares held by a Founder Stockholder will be converted into cash.

The form of the letter agreements that contain the voting agreements set forth in clause (i) of the first bullet point above and in the second and third bullet points above is attached to this proxy statement as Annex I. These letter agreements were executed on or about January 17, 2008. The voting agreement described in the first bullet point above is set forth in the underwriting agreement we entered into in connection with our IPO, which was attached as Exhibit 1.1 to the Current Report on Form 8-K filed on January 24, 2008.

The Founder Stockholders have informed us that they intend to vote all their shares and warrants in favor of all the other proposals (including all related sub-proposals) that will be presented at the special meetings of our stockholders and warrantholders.

Since the consummation of the IPO, none of our directors, officers or other Founder Stockholders have purchased IPO Shares either on the open market or in privately negotiated transactions. Medallion Financial will purchase up to $1.0 million, and may purchase up to an additional $2.0 million, of IPO Shares in the open market prior to the record date. As of December 13, 2009, Medallion Financial has not purchased any IPO Shares.

        In connection with the Framework Transactions, Medallion Financial has agreed to cancel, prior to or upon the consummation of the Framework Transactions, all of the 4,877,112 shares of common stock that it acquired from us prior to our IPO. We are in discussions with (i) Kemp Partners, a limited liability company of which our former Chairman, Jack Kemp, owned 44% of the outstanding membership interests, (ii) Tony Tavares, our Chief Executive Officer and President, (iii) Richard Mack, our director, (iv) Game Plan LLC, a limited liability company of which our advisor, Robert L. Caporale, is the Chairman and our advisor, Randel E. Vataha, is the President and of which Messrs. Caporale and Vataha each own 50% of the outstanding limited liability company interests, and (v) Doug Ellenoff, to have such Founder Stockholders cancel certain of their Founders’ Shares so that the Founder Stockholders would retain, in the aggregate, no more than 25,000 Founders Shares following the consummation of the Framework Transactions. The Founder Stockholders will receive no consideration for cancelling their Founders Shares. As of December 13, 2009, we have not reached any agreement with any Founder Stockholder other than Medallion Financial to cancel his or its shares. It is a condition to the closing of the Framework Transactions that the Founder Stockholders agree to such cancellation.

THE INITIAL CHARTER PROPOSALS

General

We are proposing to amend our charter to (i) revise the definition of a “Business Combination,” (ii) remove the provision prohibiting us from consummating a “Business Combination” (as defined in our charter) with any entity affiliated with our pre-IPO stockholders or our directors and officers, (iii) increase the threshold regarding the maximum amount of IPO Shares that may vote against a “Business Combination” and seek conversion prior to us consummating a “Business Combination” from less than 30% to less than 50% of the IPO Shares and (iv) remove the requirement that only holders of IPO Shares that vote against a “Business Combination” may convert their IPO Shares into cash. If the Initial Charter Proposals are approved by our stockholders the definition of “Business Combination” in our charter will be amended to also include the consummation of substantially all of the transactions contemplated by the Framework Agreement, we will be allowed to complete the Framework Transactions so long as the holders of less than 50% of the IPO Shares vote against the Framework Transactions and exercise conversion rights and any holder of IPO Shares who votes either “FOR” or “AGAINST” the Framework Transactions may require that we convert such holder’s IPO Shares into cash.

In the prospectus included in the registration statement for our IPO, we undertook to consummate an initial “Business Combination” in which we would acquire, by merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar type of transaction or a combination of the foregoing, the assets of one or more domestic or international operating businesses or one or more domestic or international operating businesses in the sports, leisure and entertainment industries having, collectively, a fair market value (as determined in accordance with the requirements of our charter) of at least 80% of our net assets at the time of the acquisition by January 17, 2010 or liquidate. These requirements were set forth in our charter. In the proposed transactions set forth in the Framework Agreement, we are not acquiring one or more assets or control of one or more operating businesses. Rather, the Framework Agreement, among other things, sets forth the steps to be taken by us to continue our business as a corporation that acquires and actively manages taxicab medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry. See the section entitled “The Framework Agreement.” Accordingly, the proposed transactions contemplated by the Framework Agreement do not satisfy the above requirements as originally contemplated by our IPO prospectus. However, we considered and analyzed numerous companies and acquisition opportunities in our search for an attractive business combination candidate, none of which were believed to be as attractive to our public stockholders as the opportunity described in this proxy statement which will position us to become the only publicly traded company in the United States focused exclusively on the ownership, operation and active management of taxicab medallions and the delivery of services to, the taxi industry. Our objective will be to capitalize on what we perceive to be significant opportunities to achieve both current cash flow and growth in the value of our business through appreciation of taxicab medallions, which have historically demonstrated strong price appreciation over time, and through the services we will provide to the taxi industry. We believe that a number of factors support the case for additional appreciation in the value of the medallions and increases in lease rates for such medallions in our target markets over time, including the following : financial and political motivation of local regulators to limit the supply of medallions and to promote a stable, if not rising, medallion price in order to maximize revenue generation from new medallion issuances and to maintain an interest in medallions; medallion taxis are the exclusive street “hail” option in medallion-based cities, which provides competitive advantages to the medallion owner over other land transport alternatives; in the last 60 years taxi fares have only increased and local regulatory authorities have not approved a fare decrease in New York City, Chicago or Boston; taxi operations can be counter-cyclical economic performers as illustrated by the recent recession which has increased driver availability and led to higher medallion utilization rates; debt capital to support medallion purchase is available in most major taxi medallion markets which we believe has expanded the potential demand for, and the values associated with, medallions. See “Our Business Following the Consummation of the Framework Transactions—Factors Supporting Taxi Medallion Valuations.” In addition, based on historical sales volume, turnover rates and discussions Medallion Financial has had with large taxicab medallion operators in our target markets, we believe there is a sufficient supply of sellers that would allow us to acquire taxicab medallions consistent with our business plan and generate the revenue required to meet the costs of operating as a public company.

        We disclosed in our IPO prospectus that in connection with seeking stockholder approval of an initial business combination we would attempt to furnish our stockholders with audited financial statements of the target business in the proxy statement. We also disclosed that if our initial business combination were structured as an asset acquisition, the proxy statement we would send to stockholders to approve a business combination may not contain audited or unaudited historical financial information with respect to the assets being acquired. In such case, if we determined that audited historical financial information was not required, instead of audited or unaudited historical financial statements, the proxy statement we send to our stockholders would contain the same information that would typically be provided in the business section of the prospectus for an initial public offering of a start-up company without historical financial statements, such as: (i) historical and prevailing market rates for assets of that type; (ii) our expectations of future market trends and proposed strategy for employment of the assets; (iii) our anticipated operational (overhead) expenses; and (iv) the valuation of the assets generally. Although the Framework Transactions do not involve the acquisition of assets, we have provided certain of the information set forth in preceding sentence in the section entitled “Our Business Following the Consummation of the Framework Transactions.” In addition, because we have not yet identified specific taxicab medallions to acquire and actively manage, we are not including in this proxy statement audited financial statements relating to any of our target assets.

Our charter requires that we obtain a fairness opinion in certain circumstances and accordingly, we disclosed in the prospectus for our IPO that we would seek a fairness opinion with respect to a “Business Combination” (as defined in our charter) in certain circumstances. After our stockholders approve the Initial Charter Proposals, those circumstances would not apply with respect to the Framework Transactions. Therefore, we did not obtain a fairness opinion with respect to the Framework Transactions. We also disclosed in the prospectus for our IPO that we would seek a fairness opinion with respect to a “Business Combination” (as defined in our charter) if a conflict of interest existed with respect to the transaction. Medallion Financial, an entity affiliated with certain of our directors and officers, is the other party to the Framework Agreement and will continue to be a stockholder and warrantholder of Sports Properties. Medallion Financial will also provide us with transitional services following the consummation of the Framework Transactions. Andrew M. Murstein, our Secretary and Vice Chairman, will become our Chief Executive Officer and Vice Chairman following consummation of the Framework Transactions. Mr. Murstein is Medallion Financial’s President and a director and a stockholder of Medallion Financial and Larry D. Hall, our Chief Financial Officer, is the Chief Financial Officer of Medallion Financial. Although we recognize that a conflict may exist with respect to the Framework Transactions, we did not obtain a fairness opinion because the Framework Transactions do not involve the acquisition of assets or an existing business and therefore the use of customary analyses on which fairness opinions are typically based is precluded.

First Sub-Proposal—Proposal to Revise the Definition of “Business Combination”

Reasons for the First Sub-Proposal; Effect

Our charter in its current form does not allow us continue our business as a corporation that acquires and actively manages taxicab medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry because by doing so we would not be undertaking “Business Combination” as defined in our charter. As a result, we would be required to liquidate after the date on which our existence terminates. Our board of directors believes consummating the Framework Transactions, pursuant to which we would continue our business as a corporation that acquires and actively manages taxicab medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry is in the best interests of our public stockholders. Consistent with the protections of our current charter, the Framework Transactions preserve for each stockholder the right to convert its shares and receive its pro rata share of the funds in our trust account promptly after consummation of the Framework Transactions. If our stockholders approve this sub-proposal, our charter will be amended to revise the definition of “Business Combination” to include consummation of substantially all the transactions contemplated by the Framework Agreement.

Specifics of the First Sub-Proposal

A “Business Combination” is currently defined in Article Sixth of our charter as follows:

“A “Business Combination” shall mean the initial acquisition by the Corporation, whether by merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar type of transaction or a combination of the foregoing, of the assets of one or more domestic or international operating businesses, or one or more domestic or international operating businesses themselves, in the sports, leisure and entertainment industries having, collectively, a fair market value (as calculated in accordance with the requirements set forth below) of at least 80% of the Corporation’s net assets at the time of the acquisition (excluding deferred underwriting discounts and commissions).”

If the first sub-proposal of Initial Charter Proposals is approved, the definition of a “Business Combination” will read in its entirety as follows:

“A “Business Combination” shall mean (i) the initial acquisition by the Corporation, whether by merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar type of transaction or a combination of the foregoing, of the assets of one or more domestic or international operating businesses, or one or more domestic or international operating businesses themselves, in the sports, leisure and entertainment industries having, collectively, a fair market value (as calculated in accordance with the requirements set forth below) of at least 80% of the Corporation’s net assets at the time of the acquisition (excluding deferred underwriting discounts and commissions) or (ii) consummation of substantially all of the transactions contemplated by the Framework Agreement, dated as of November 18, 2009, by and between the Corporation and Medallion Financial Corp. (the “Framework Transaction”).”

Second Sub-Proposal—Proposal to Remove the Prohibition Against Consummating a Business Combination with an Entity Affiliated with a Founder Stockholder or a Director or Officer

Reasons for the Second Sub-Proposal; Effect

Our charter in its current form does not allow us to consummate a “Business Combination” with an entity that is affiliated with any of our Founder Stockholders or our officers or directors. Medallion Financial is the other party in the Framework Agreement and is a Founder Stockholders and affiliated with certain of our directors and officers. Our board of directors believes consummating the Framework Transactions with Medallion Financial is in the best interests of our public stockholders. As a result we are asking our stockholders to make amendments to our charter so that we can complete the Framework Transactions with Medallion Financial and avoid liquidation. Consistent with the protections of our current charter, the Framework Transactions preserve for each stockholder the right to convert its shares and receive its pro rata share of the funds in our trust account promptly after consummation of the Framework Transactions. If our stockholders approve this sub-proposal, our charter will be amended to remove the prohibition against us consummating a “Business Combination” with an entity that is affiliated with any of our Founder Stockholders or our officers or directors so that we may complete the Framework Transactions with Medallion Financial.

Specifics of the Second Sub-Proposal

If the second sub-proposal of the Initial Charter Proposals is approved, the last sentence of the second introductory paragraph of Article Sixth will be deleted in its entirety. That sentence reads as follows:

“In addition, the Corporation shall not consummate a Business Combination with an entity that is affiliated with any of the initial holders of the Corporation’s shares of Common Stock issued prior to the IPO (as defined below) or the Corporation’s officers or directors.”

Third Sub-Proposal—Proposal to Increase the Maximum Amount of IPO Shares that Can Vote Against a “Business Combination” and Request To Be Converted to Cash for Sports Properties to Still Consummate a Business Combination from Less Than 30% to Less Than 50% of IPO Shares

Reasons for the Third Sub-Proposal; Effect

Our charter states, and we disclosed in our IPO prospectus, that we would not consummate a “Business Combination” if the holders of 30% or more of the IPO Shares voted against the “Business Combination” and exercised conversion rights with respect to those shares. We are asking our stockholders to approve an amendment to our charter to increase the 30% threshold to 50% so we can still consummate a “Business Combination” even if the holders of 30% or more but less than 50% of the IPO Shares vote against the Framework Transactions and exercise conversion rights. We believe increasing the conversion threshold from 30% to 50% will increase our ability to receive the required approval of the Framework Transactions. If our stockholders approve the third sub-proposal, we will amend our charter to increase the maximum amount of IPO Shares that can vote against a “Business Combination” and request to be converted to cash for us to still consummate a “Business Combination” from less than 30% to less than 50% of the IPO Shares.

Specifics of the Third Sub-Proposal

If the third sub-proposal of the Initial Charter Proposals is approved, the proviso in the second sentence of Paragraph A of Article Sixth will be amended and restated its entirety to read as follows:

“provided the Corporation shall not consummate any Business Combination if holders of an aggregate of 50% or more in interest of the IPO Shares both vote against a Business Combination and exercise their conversion rights described in paragraph B below.”

Fourth Sub-Proposal—Proposal to Allow Holders of IPO Shares That Vote either “FOR” or “AGAINST” a “Business Combination” To Convert Their IPO Shares to Cash

Reasons for the Fourth Sub-Proposal; Effect

We are asking our stockholders to approve an amendment to our charter so that conversion rights are extended to holders of IPO Shares that vote either “FOR” or “AGAINST” the Framework Transactions. We believe that extending the right to elect conversion to those holders of IPO Shares who vote “FOR” the Framework Transactions will increase our ability to receive the required approval of the Framework Transactions. We believe that approving the fourth sub-proposal will provide incentive to holders of IPO Shares to vote in favor of the Framework Transactions because a “Business Combination” (as defined in our charter) must be approved in order for conversions to occur rather than a liquidation of Sports Properties. We believe holders of IPO Shares who wish to convert their IPO Shares will vote to approve the fourth sub-proposal and the Framework Transactions so that such holders may obtain the conversion value of their IPO Shares in connection with the closing of the Framework Transactions, rather than having to wait for the liquidation of Sports Properties. If our stockholders approve the fourth sub-proposal, we will amend our charter to allow holders of IPO Shares that vote either “FOR” or “AGAINST” a “Business Combination” to convert their IPO shares to their pro rata portion of the funds in our trust account. It is important to note that the fourth sub-proposal, if approved, would not change the voting standard for the Framework Transactions described above in “—Third Sub-Proposal—Proposal to Increase the Maximum Amount of IPO Shares that Can Vote Against a “Business Combination” and Request To Be Converted to Cash for Sports Properties to Still Consummate a Business Combination from Less Than 30% to Less Than 50% of IPO Shares” in that we will not consummate the Framework Transaction if 50% or more of the holders of IPO Shares both vote against the Framework Transactions and elect to convert their IPO Shares.

If the fourth sub-proposal is approved, and the Framework Transactions are completed, to the extent holders of IPO Shares convert those shares to cash, there will be a corresponding reduction in the amount of funds available in our trust account following consummation of the Framework Transactions, which will likely result in the amount left to execute our business plan and for working capital being substantially less than what would have been the case had conversion rights remained limited to those holders of IPO Shares who voted against the Framework Transactions. In addition, as a result of the conversions, we may have very few public stockholders, which could result in a significant impairment in a stockholder’s ability to buy and sell shares in the open market. In addition, failure to meet the minimum number of holders requirement for continued listing could result in the NYSE Amex delisting our securities from quotation on its exchange, which could further adversely impact a stockholder’s ability to buy and sell shares.

Specifics of the Fourth Sub-Proposal

If the fourth sub-proposal of the Initial Charter Proposals is approved, Paragraph B of Article Sixth will be amended and restated its entirety to read as follows:

“In the event a Business Combination is approved in accordance with the above Paragraph (A) and is consummated by the Corporation, any stockholder of the Corporation holding shares of Common Stock issued in the Corporation’s initial public offering of securities (such offering, the “IPO”; such shares, “IPO Shares”) who voted either for or against the Business Combination may, contemporaneous with such vote, demand the Corporation convert his IPO Shares into cash. If so demanded, the Corporation shall, promptly after consummation of the Business Combination, convert, subject to the availability of lawful funds therefor, such shares at a per share conversion price equal to (i) the amount held in the Trust Account (as defined below) (net of taxes payable and amounts released to the Corporation as described in Paragraph (C) below and calculated as of two business days prior to the consummation of the Business Combination), divided by (ii) the total number of IPO Shares.”

Rescission Rights

Our charter purports to prohibit any amendment to Article Sixth without the affirmative vote of at least 95% of the IPO Shares cast at a meeting of stockholders, prior to consummation of an initial “Business Combination.” The prospectus we issued in our IPO stated that we had been advised that such provision limiting our ability to amend our charter may not be enforceable under Delaware law. While our IPO prospectus indicated that we viewed the charter provisions purporting to prohibit amendments to certain of its provisions without the affirmative vote cast at a meeting of stockholders of at least 95% of IPO Shares as obligations to our stockholders and stated that our officers and directors would not recommend or take any action to waive or amend any of these provisions that would take effect prior to the consummation of our initial business combination, in light of the reasons for the Initial Charter Proposals set forth in the preceding paragraphs, we believe it is in the best interest of our stockholders to proceed with the proposals set forth in the proxy statement.

We have received an opinion from special Delaware counsel, Richards, Layton & Finger, P.A., concerning the validity of the Initial Charter Proposals. We did not request Richards, Layton & Finger, P.A. to opine on whether the clause currently contained in Article Sixth of our charter prohibiting amendment of Article Sixth without the affirmative vote of at least 95% of the IPO Shares cast at a meeting of stockholders prior to consummation of a “Business Combination” was valid when adopted and do not intend to seek advice of counsel on that question from any other source. Richards, Layton & Finger, P.A. concluded in its opinion, based upon the analysis set forth therein and its examination of Delaware law, and subject to the assumptions, qualifications, limitations and exceptions set forth in its opinion, that “the provision in… the first sentence of Article Sixth of the [charter], which requires the holders of 95% of the IPO Shares to approve any amendment to… paragraphs A through F of Article Sixth… effectively eliminates [Sports Properties’] (and, consequently, [Sports Properties’] directors’ and stockholders’) statutory power to amend… paragraphs A through F of Article Sixth… and [is] therefore not valid under the General Corporation Law” and that “the [charter amendments set forth in, among others, the Initial Charter Proposals]… if duly adopted by the board of directors of [Sports Properties] (by vote of the majority of the directors present at a meeting at which a quorum is present or, alternatively, by unanimous written consent) and duly approved by the holders of a majority of the outstanding stock of [Sports Properties] entitled to vote thereon, all in accordance with Section 242(b) of the General Corporation Law, would be valid and effective when filed with the Secretary of State in accordance with Sections 103 and 242 of the General Corporation Law.” A copy of Richards, Layton & Finger, P.A.’s opinion is included as Annex H to this proxy statement, and stockholders are urged to review it in its entirety.

We disclosed in our IPO prospectus that we would not seek to make any amendments to our charter prior to an initial business combination, including amendments to (i) consummate the transactions contemplated by the Framework Agreement as a “Business Combination,” (ii) consummate a “Business Combination” with Medallion Financial because Medallion Financial is an entity affiliated with our Founder Stockholders or our directors and officers, (iii) consummate a “Business Combination” if holders of 30% or more but less than 50% of the IPO Shares vote against a “Business Combination” and exercise conversion rights or (iv) extend conversion rights to holders of IPO Shares who vote in favor of a “Business Combination.” Therefore, if the Framework Transactions are consummated, each person who purchased his, her or its IPO Shares in the IPO and still held such shares upon learning of the facts set forth above may have securities law claims against us for rescission (under which a successful claimant has the right to receive the total amount paid for his, her or its securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security).

Such claims may entitle stockholders asserting them to as much as $10.00 or more per share, based on the initial offering price of the IPO units comprised of stock and warrants, less any amount received from sale of the original warrants purchased with them, plus interest from the date of our IPO (which, in the case of holders of IPO Shares, may be more than the pro rata share of the trust account to which they are entitled on conversion or liquidation).

In general, a person who purchased shares pursuant to a defective prospectus or other representation must make a claim for rescission within the applicable statute of limitations period, which, for claims made under Section 12 of the Securities Act of 1933, as amended, and some state statutes, is one year from the time the claimant discovered or reasonably should have discovered the facts giving rise to the claim, but not more than three years from the occurrence of the event giving rise to the claim. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of his, her or its shares caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining the shares. Claims under the anti-fraud provisions of the federal securities laws must generally be brought within two years of discovery, but not more than five years after occurrence. Rescission and damages claims would not necessarily be finally adjudicated by the time the transactions contemplated by the Framework Agreement may be completed, and such claims would not be extinguished by consummation of such transactions.

Even if you do not pursue such claims, others, who may include all holders of IPO Shares, may. We cannot predict whether stockholders will bring such claims, how many might bring them or the extent to which they might be successful.

Appraisal Rights

Our stockholders do not have appraisal rights under the Delaware General Corporation Law in connection with any of the Initial Charter Proposals.

Consequences If the Initial Charter Proposals Are Not Approved

The approval of the Initial Charter Proposals (including each related sub-proposal) is a condition to the consummation of the transactions contemplated by the Framework Agreement. If the Initial Charter Proposals (including any related sub-proposal) are not approved by the requisite vote of stockholders at the special meeting, the proposed charter amendments set forth in the Initial Charter Proposals will not take effect.

If any of the Initial Charter Proposals are not approved, we will not present any other proposal to our stockholders and warrantholders, except for the Stockholders Adjournment Proposal and the Warrantholders Adjournment Proposal.

If the Initial Charter Proposals are approved, we will present the other proposals described in this proxy statement to stockholders and warrantholders for their approval. If all the proposals described in this proxy statement are approved, the following will occur:

•

We will file a certificate of amendment of our charter with the Secretary of State of the State of Delaware to amend the first two sentences of Article Sixth to (i) revise the definition of a “Business Combination” as set forth above, (ii) delete the provision in Article Sixth that prohibits us from consummating a “Business Combination” (as defined in our charter) with any entity affiliated with our pre-IPO stockholders or our directors and officers, (iii) revise threshold regarding the limit on the amount of IPO Shares that may vote against a “Business Combination” and seek conversion in order for us to consummate a “Business Combination” from less than 30% to less than 50% of the IPO Shares and (iv) remove the requirement that only holders of IPO Shares who vote against a “Business Combination” may convert their IPO Shares into cash.

•

Immediately after the filing of such certificate of amendments, we will be authorized to consummate the transactions contemplated by the Framework Agreement. Thereafter, we will look to satisfy all necessary conditions to consummation of such transactions.

•	We will file a certificate of amendment to our charter consistent with the provisions of the Framework Transactions Sub-Proposal 2.

•

Once all conditions to closing the transactions are satisfied, we will consummate the Framework Transactions. We will then file a certificate of amendment of our charter consistent with the provisions of the Secondary Charter Proposals.

Required Vote

The approval of each sub-proposal of the Initial Charter Proposals requires the affirmative vote of the holders of a majority of our common stock outstanding on the record date. Because this proposal requires the affirmative vote of a majority of the shares of common stock outstanding for approval, abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against a sub-proposal of the Initial Charter Proposals.

Recommendation of Our Board of Directors

Our board of directors, in connection with its approval of the transactions contemplated by the Framework Agreement, has unanimously declared the advisability of and approved the Initial Charter Proposals. Our board of directors unanimously recommends that you vote or give instructions to vote “FOR” the approval of the Initial Charter Proposals, including each related sub-proposal.

THE FRAMEWORK TRANSACTIONS PROPOSALS

General

We are submitting the Framework Transactions to our stockholders because our charter requires that prior to the consummation of a “Business Combination” (as defined in our current charter) we will submit the “Business Combination” to our stockholders for approval, even if the nature of the transaction is such as would not ordinarily require stockholder approval under applicable state law. The consummation of substantially all the transactions contemplated by the Framework Agreement, as described in the next paragraph, if the Initial Charter Proposals are approved, constitutes a “Business Combination” as defined in our charter. We are also asking our stockholders, in connection with approving the Framework Transactions, to approve an amendment to the agreement that governs our trust account to revise the definition of “Business Combination” contained therein so that the funds from our trust account can be released upon consummation of the Framework Transactions. In addition to submitting the proposal to approve the transactions contemplated by the Framework Agreement (and the related amendment to our trust agreement), our charter requires that we also submit to our stockholders any proposal to amend our charter to provide for our perpetual existence at the time we submit any proposed “Business Combination” (as defined in our charter, including if the Initial Charter Proposals are approved) to our stockholders for their consideration.

The Framework Agreement sets forth the steps we will take to continue our business as a corporation that acquires and actively manages taxicab medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry. In particular, we will submit the Initial Charter Proposals, the Framework Transactions Proposals, the Secondary Charter Proposals and the Equity Incentive Plan Proposal to our stockholders for their approval and the Warrant Amendment Proposals to our warrantholders for their approval. We intend to enter into (i) agreements with our IPO underwriters to revise the compensation they will receive upon consummation of the transactions contemplated by the Framework Agreement and (ii) amendments to each of the letter agreements between us, BofA and each of the Founder Stockholders, pursuant to which each Founder Stockholder agrees to amend the definition of “Business Combination” and not to elect to convert into cash any of its IPO Shares (whether acquired in the IPO or following the IPO) in connection with a vote on a “Business Combination,” and Medallion Financial and the other Founder Stockholders agree to surrender certain of their Founders’ Shares prior to or upon consummation of the Framework Transactions for no consideration. We will also enter into certain ancillary documents. Please see the section entitled “The Framework Agreement.”

Background of the Framework Transactions Proposals

We were formed on July 3, 2007 to acquire, through a merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar type of transaction or a combination of the foregoing, the assets of one or more domestic or international operating businesses or one or more domestic or international operating businesses in the sports, leisure and entertainment industries having, collectively, a fair market value (as determined in accordance with the requirements of our charter) of at least 80% of our net assets at the time of the acquisition. Our charter provides that we must liquidate unless we have consummated a business combination by January 17, 2010. As of November 30, 2009, we had $215,196,180, inclusive of the deferred underwriting fees ($9.98 per IPO Share conversion price), in our trust account. As of November 30, 2009, we have used all of the approximately $2.65 million allocated to us for working capital. Since our IPO, our management team and our other representatives have diligently pursued numerous potential business combinations. The initial potential target companies operated in a variety of different industries and included professional sports teams, concession operators, sports leagues, sports and talent agencies, restaurants, hotel and leisure companies and other target industries as described in our IPO prospectus.

Subsequent to our initial public offering, we:

•	conducted frequent management calls to discuss potential targets;

•

informed several national and regional investment banks including, among others, Bank of America Merrill Lynch, Jefferies, Inc., Goldman, Sachs & Co., JP Morgan Chase and UBS of our business objectives and asked them to recommend and introduce prospective business combination targets;

•	worked closely with our advisors Game Plan, LLC and Graidan Ventures LLC to identify prospective business combination targets;

•

considered over 100 potential acquisition targets provided by our officers, directors and advisors, including approximately one dozen sports franchises and approximately 30 acquisition targets in the target industries described in our IPO prospectus;

•	participated in in-person or telephonic discussions with representatives of over 70 potential targets;

•	entered into non-disclosure agreements with over 35 potential targets or their representatives;

•	conducted due diligence on over 25 potential target companies; and

•	entered into letters of intent with 4 potential business combination candidates.

A summary of each of the transactions to reach the level of an executed term sheet or letter of intent is described below.

In April 2008, a representative of Goldman Sachs & Co., which had been retained by a prominent international luxury restaurant chain as its investment banker, contacted our management to invite us to participate in an auction process to acquire the entire restaurant chain through the purchase of all of the outstanding membership interests of the partners that owned the restaurant chain. After discussing the possibility of a transaction, we and the restaurant chain entered into a non-disclosure agreement. Promptly thereafter, the restaurant chain provided to us and our legal counsel, Greenberg Traurig LLP, a confidential information memorandum and access to an electronic data room containing confidential information in order to facilitate our due diligence. Over the course of the next several weeks, our management, advisers and legal representatives accessed the confidential information in the electronic data room. In June 2008, we retained Jefferies, Inc. to provide us with advice in connection with the proposed acquisition negotiations. Negotiations between the parties continued from June 2008 through October 2008. Concurrently, the target company engaged independent public accountants to audit its financial statements for inclusion in a proxy statement. The target company extended the completion date of the audit on several occasions. Subsequently, the target company advised us that it would not be able to complete an audit for the periods required under applicable SEC regulations. In February 2009, the discussions between the parties were terminated because of the target company’s inability to complete an audit. The target remains unsold.

In March 2008, our Secretary and Vice-Chairman Andrew M. Murstein engaged in preliminary dialogue with the majority owner and general partner of a major sports franchise and related assets. After discussing the possibility of a transaction, we sent a non-disclosure agreement to the sports franchise in March 2008 and the non-disclosure agreement was executed by the parties in April 2008. In April 2008, we prepared a preliminary structure for a transaction in which we would purchase all of the partnership interests of the partners. Our management also met with representatives of the sports franchise during that time to conduct preliminary due diligence. Discussions continued between the parties until May 2008. There were no significant contacts between the parties after May 2008 because we were exclusively focused on the restaurant chain transaction described in the preceding paragraph. In March 2009, we were contacted by representatives of the sports franchise to assess our interest in continuing discussions. Between March 2009 and August 2009, substantial due diligence and negotiations were conducted by the parties. The due diligence performed by us and our representatives revealed that the proposed target had incurred substantial losses in recent years. Substantial time was spent by our management in designing a viable plan to restore the proposed target to profitability within a reasonable period of time. In addition, several discussions were conducted between the parties and the governing league of the sports franchise to confirm that public company ownership of the sports franchise would be permitted by the governing league. Changes to the transaction structure were discussed in detail with the governing league in order to comply with league regulations. Concurrently, the financial conditions of the target continued to deteriorate and concerns over its continued viability were raised by our representatives. Shortly thereafter, the target advised us that it had chosen to pursue an alternative investor and the transaction was terminated. The target remains unsold.

In August 2009, we reviewed a proposed transaction with a publicly traded potential target in the cleaning supply business. We signed a confidentiality agreement with the target in August 2009 and negotiated a letter of intent in early September 2009 whereby we would exchange all of the target’s outstanding stock for our stock. We began to perform confirmatory due diligence and were not satisfied with the results. We were unable to develop a sufficient level of comfort in the target’s financials. On September 25, 2009, we terminated the transaction. The target remains unsold.

During this period, our management team had been closely monitoring developments in the special purpose acquisition corporation, or SPAC, market. Management noted that a number of SPAC business combination transactions had been announced, including a number of transactions in which SPACs had converted to corporations with perpetual existence with newly adopted business plans. Representatives of management noted that in June 2009, Capitol Acquisition Corp. entered into a merger agreement to form Two Harbors Investment Corp., a newly organized real estate investment trust (a “REIT”), and that in July 2009, Enterprise Acquisition Corp. entered into merger agreement with ARMOUR Residential REIT, Inc. whereby the successor company intended to elect and qualify to be taxed as a REIT.

In addition, in August 2009, NRDC Acquisition Corp. announced that it had entered into a framework agreement to continue its business as a corporation that would qualify as REIT. One of the board members of NRDC Acquisition Corp. is related to one of our board members and our management began to focus extensively on the structure of the proposed NRDC transaction. In September 2009, our management and representatives discussed with certain of our board members the proposed NRDC Acquisition Corp. REIT conversion transaction and its potential applicability to us. In September 2009 we began to investigate the concept of continuing our business as a corporation that would elect to qualify as a REIT. Our diligence suggested that as asset prices in these sectors continued to decline, a new company without the encumbrance of legacy assets could be more attractive to the market.

As a result, our officers and advisors began reaching out to various investment banks to inquire as to the availability of high-quality REIT management teams who were seeking capital and looking for a publicly traded platform in order to create a transaction structure similar to that of Capitol Acquisition Corp. or NRDC Acquisition Corp. From September 2009 through the end of October 2009, initial and follow-up calls and meetings were held with over twenty potential REIT management teams. In early October 2009, Bank of America Merrill Lynch and CSCA Advisors, LLC began to provide extensive information to us regarding the building pipeline of REIT related equity issuances that were expected over the ensuing six months. In addition, on October 30, 2009, at a meeting among our officers and advisors, concerns were raised about the potential abundance in the market of transactions in which SPACs were becoming REITs. At that meeting, it was suggested that a perpetual life company dedicated to the acquisition of taxi medallions offered a similar structure to the contemplated SPAC to REIT conversion but with a differentiated and unique asset class for which there would be no competing product in the market place. It was also noted that our existing management together with the officers and management team of Medallion Financial possessed extensive familiarity with the taxi medallion market. In furtherance of the SPAC to REIT conversion idea, we contemplated entering into letters of intent with at least four management teams.

In late October and early November 2009, several proposals for letters of intents were exchanged between us and potential REIT managers focused on the office properties, hotel properties and industrial properties sectors. We sought to design a structure that would be priced competitively when compared to other publicly traded platforms that invested in similar assets. In October 2009, we engaged Clifford Chance LLP to advise us on the process of becoming an internally or externally managed REIT. In addition, in October 2009, our management met with Clifford Chance US LLP, Bank of America Merrill Lynch and Capital Advisors LLC to research the market opportunity and the technical process of creating an internally managed REIT. Despite these efforts, we were unable to reach mutually agreeable terms with the proposed REIT management teams.

In the course of pursuing a SPAC to REIT conversion, we also discussed a potential real estate related transaction with a private equity firm and one of its portfolio companies. Based on these conversations, we explored the concept of converting to a “land bank” in which a blind pool of capital would be used to purchase raw land and semi-developed land for eventual resale to developers when real estate conditions improved. An initial meeting on the land bank project took place with the private equity firm on September 15, 2009. We and the private equity firm executed a letter of intent on October 9, 2009. Dialogue continued over the ensuing one and half months and the parties held additional meetings in October and early November 2009 to discuss a potential structure for the transaction through a merger. Ultimately, our management team concluded this was not the best opportunity for us given the volatility of land as an asset class, the lack of any public company comparables and the aforementioned increase in the expected REIT equity new issuance pipeline.

Thereafter, management concluded after much research and discussion that continuing our business as a corporation focused on owning and managing taxicab medallions and related assets would better benefit our stockholders than continuing our business as a REIT. Management reached this conclusion after reviewing its own internal expertise as well as the potential REIT opportunities available to it. In addition, management reviewed the historical appreciation of taxi medallions which is in excess of many other asset classes, and noted the lack of other companies focused on this sector. On November 10, 2009, we instructed Clifford Chance US LLP to create the definitive documentation necessary for the proposed transaction.

On the morning of November 16, 2009, we held a meeting of our board of directors where management orally presented their findings and the board agreed to pursue the opportunity. Our management team and the board discussed in detail the merits of pursuing the proposed transaction. At the meeting Clifford Chance US LLP reviewed for the board the key terms relating to the Framework Agreement and the related agreements, including the proposed charter and warrant amendments. Following the presentation, the directors addressed questions to, and discussed the proposed transaction with, members of our management and our legal advisors. After extensive deliberation, including with respect to the conflicts of the proposed transaction with respect to Medallion Financial, our board of directors convened the meeting to consider the terms of the proposed transaction. Prior to reconvening the meeting, certain members of our board discussed with our management team the possibility of having Medallion Financial cancel all of its Founders’ Shares rather than retaining five percent of the shares outstanding following consummation of the Framework Transactions as originally proposed by Medallion Financial. The meeting of the board of directors was reconvened on the evening of November 16, and following a discussion in which management informed the board of directors that Medallion Financial had agreed to cancel all of its Founders’ Shares, the members of the board determined that the transactions contemplated by the Framework Agreement and the related transactions and agreements were fair to and in the best interests of Sports Properties and our stockholders, and in the case of the proposed warrant amendments, the warrantholders, and the directors (including all independent directors) unanimously voted to approve the Framework Agreement and the related transactions and agreements and to recommend to our stockholders and warrantholders that they approve the transactions contemplated by the Framework Agreement, including the charter and warrant amendments, as well as the 2010 Equity Incentive Plan. The determination by our board of directors was made after our board of directors considered, among other things, potential forward purchases by us of IPO Shares from the holders thereof and non-cash arrangements that may be used to influence stockholder voting and guide the outcome of the approval of the Framework Transactions Sub-Proposal 1.

The Framework Agreement was signed on November 18, 2009. Following the market close on November 18, 2009, we issued a press release and subsequently filed a Current Report on Form 8-K on the same day announcing the execution of the Framework Agreement and discussing the terms of the Framework Agreement.

Reasons for the Framework Transactions Proposals

Our board of directors carefully evaluated the Framework Agreement and the other agreements relating to the proposed transactions set forth in the Framework Agreement. Our board of directors concluded that the Framework Agreement and the transactions contemplated by the Framework Agreement are in the best interests of our stockholders. In reaching this conclusion, our board of directors considered a wide variety of factors, including the information presented to our board of directors illustrating the market opportunity inherent in continuing our business as a corporation that acquires and actively manages taxicab medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry. Because of the complexity of those factors, our board did not consider it practicable to quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. In addition, individual members of the board may have given different weight to different factors. In light of these considerations, our board of directors felt it was in the best interests of our public stockholders to go forward with the transactions contemplated by the Framework Agreement. Although the Framework Transactions do not satisfy all the requirements of our IPO prospectus and current charter, and we stated in our IPO prospectus that we would not seek to amend certain provisions of our charter to remove or alter such requirements, our board of directors felt that (i) the potential opportunity for appreciation for public stockholders who vote in favor of the Framework Transactions and the fact that any public stockholder that did not find this to be an attractive investment opportunity could vote and seek conversion and (ii) the elimination of substantial dilution from (x) the cancellation of certain of Medallion Financial’s shares and potentially the shares of our other Founder Stockholders, (y) the warrants, as a result of the proposed increases in exercise price of approximately 20% above the expected net asset value per share immediately after consummation of the Framework Transactions, and (z) the potential reduction of the deferred IPO underwriting fees of the IPO underwriters warranted making such amendments and alterations.

We disclosed in the prospectus for our IPO that we would seek to consummate a business combination involving an acquisition by us, by merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar type of transaction or a combination of the foregoing, of the assets of one or more domestic or international operating businesses or one or more domestic or international operating businesses in the sports, leisure and entertainment industries where we can leverage the experience and relationships of our management team and board of directors to enhance the value of the acquired company’s product and service offerings by January 17, 2010 or liquidate. We have been unable to identify a suitable target with which to consummate a business combination. Our board of directors has determined that, given the attractiveness of the opportunity described in this proxy statement which will position us to become what we believe to be the only publicly traded company in the United States focused exclusively on the ownership, operation and active management of taxicab medallions and the delivery of services to and participation in the taxi industry, rather than liquidating, it is in the best interests of our stockholders to proceed with the proposals set forth in the proxy statement. Consistent with the protections of our current charter, if a stockholder does not agree with our proposed business plan, the Framework Transactions preserve for each stockholder the right to convert its shares and receive its pro rata share of the funds in our trust account. In addition, assuming the Initial Charter Proposals are approved, if 50% or more of the IPO Shares are voted against the Framework Transactions Sub-Proposal 1 and converted, the transactions contemplated by the Framework Agreement will not be completed. Therefore, the possibility of liquidation has not been removed and a stockholder has the ability to receive the liquidation value by converting its shares.

The following is a summary of the material factors (but does not include all of the factors) that our board of directors considered.

•

Although we identified and held discussions with many potential target businesses, we were unable to find suitable target businesses with which we believe we could consummate a “Business Combination,” as defined in our current charter, prior to January 17, 2010. Rather than liquidating, our board of directors believes that we should continue our business as a corporation that acquires and actively manages taxicab medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry given (1) the concessions made by Medallion Financial and potentially the other Founder Stockholders, the underwriters in our IPO and our warrantholders, which will substantially reduce the dilution to our stockholders and (2) Medallion Financial’s expertise in the taxicab medallion business and our belief that we, with the help of Medallion Financial, will be able to execute our proposed business plan. Pursuant to this plan we intend to acquire and actively manage medallions, lease the medallions to fleet taxi operators, operate, on a selective basis, the taxicab fleets associated with these medallions and provide a range of services to the taxi industry. We believe this will provide stockholders with the opportunity to achieve both current cash flow and growth in the value of our business through appreciation of our taxicab medallions, which have historically demonstrated strong price appreciation over time, and through the services we provide to the taxi industry.

•

Our board of directors believes that we will be the only publicly traded company in the United States focused exclusively on the ownership, operation and active management of taxicab medallions and the delivery of services to, the taxi industry and therefore will be a unique public investment opportunity. Our board of directors believes that because the quantity of new licenses in medallion based systems is limited, medallions in these systems have tended to increase in value over time.

•

Upon completion of the transactions contemplated by the Framework Agreement, we will enter into a Transitional Services Agreement with Medallion Financial. Medallion Financial is a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the 1940 Act. Medallion Financial is one of the largest lenders to taxi medallion owners in the United States. It also provides debt, mezzanine, and equity investment capital to companies in a variety of other industries. Pursuant to the Transitional Services Agreement, Medallion Financial will provide us with our senior management team and access to, among other things, Medallion Financial’s information technology, office space, legal, accounting and other personnel and other resources necessary to enable us to perform our business, including access to Medallion Financial’s taxicab underwriting and operations teams, who will work with us to source, structure, execute and manage transactions. We believe that as result of the significant experience of our senior management team in the taxi industry and our relationship with Medallion Financial, we will have proprietary access to the medallion market, achieve optimal pricing on our assets, and be positioned to maximize lease revenues from our medallions. Although we do not intend to purchase any medallions from Medallion Financial or its affiliates, if we were to do so in the future, we expect that any such purchases would be at fair market value as negotiated between us and Medallion Financial. In addition, any such purchase will require the approval of a majority of our directors who are disinterested in such transaction.

•

Our board of directors believes that our stockholders are expected to receive regular cash distributions, beginning with the first partial quarterly period following the acquisition of our first taxi medallion. Pursuant to Section 197 of the Code, taxi medallions are eligible to be amortized over a period of 15 years for tax purposes. As a result, our board of directs expects that our taxable income, but not our GAAP net income, will be reduced each year by significant amounts of amortization expense. This means that a substantial portion of our quarterly distributions is not expected to be made out of our taxable net income and will not result in immediate taxable income to U.S. taxpayers.

•

We anticipate that the costs we will incur to continue to exist by consummating the transactions contemplated by the Framework Agreement are lower than the costs we would incur if we were to form a new corporation and conduct an initial public offering, thereby providing us more proceeds with which to fund operations.

Adverse Factors Considered by Sports Properties

Our board of directors also evaluated several adverse factors in its consideration of the transactions contemplated by the Framework Agreement. These included the following factors:

•

All of our existing directors and officers have different interests in the Framework Transactions Proposals than the public stockholders generally, including the matters described under “—Interests of Our Directors and Executive Officers and Certain Persons in the Framework Transactions Proposals” below. These interests include the fact that certain of the shares of common stock and warrants owned by them or their affiliates would become worthless if the Framework Transactions Proposals are not approved and we otherwise fail to consummate a “Business Combination” (as defined in our charter if the Initial Charter Proposals are approved) prior to our liquidation date. However, this fact would exist with respect to the acquisition of any target company.

•	Certain of our current directors and officers, other than Tony Tavares, our Chief Executive Officer and President, will remain our directors and officers.

•

We have not obtained, and are not required to obtain if the Initial Charter Proposals are approved, a fairness opinion from an independent investment banking firm indicating that the transactions contemplated by the Framework Agreement are fair to the holders of IPO Shares from a financial point of view. The absence of the acquisition of an existing business or assets precluded the use of customary analyses on which fairness opinions are typically based. Therefore, it was determined that a fairness opinion was not necessary and we did not seek to obtain one. Accordingly, an investor would be relying solely on the judgment of our board of directors in determining whether or not the transactions contemplated by the Framework Agreement are fair to the holders of IPO Shares from a financial point of view. Our board of directors may be incorrect in its assessment of the transactions contemplated by the Framework Agreement. In analyzing the transactions contemplated by the Framework Agreement, our board conducted due diligence on our proposed business model and investment strategy. Our board of directors believes that, because of the financial skills and background of its directors, it was qualified to conclude that the transactions contemplated by the Framework Agreement are fair from a financial perspective to our stockholders.

•

The fact that continuing our business as a corporation that acquires and actively manages taxicab medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry was not contemplated by our IPO prospectus or our charter.

•

In the prospectus issued by us in our IPO, we disclosed that we were required to complete a “Business Combination” in which we would acquire, by merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar type of transaction or a combination of the foregoing, the assets of one or more domestic or international operating businesses or one or more domestic or international operating businesses in the sports, leisure and entertainment industries having, collectively, a fair market value (as determined in accordance with the requirements of our charter) of at least 80% of our net assets at the time of the acquisition by January 17, 2010 or liquidate. We also stated in our charter and our IPO prospectus that we would (i) not consummate a “Business Combination” with an entity affiliated with our Founder Stockholders or our directors and officers, (ii) not consummate a “Business Combination” if holders of 30% or more of the IPO Shares outstanding exercise conversion rights and (iii) only extend conversion rights to holders of IPO Shares who vote against a “Business Combination.” Furthermore, our IPO prospectus did not disclose that funds in our trust account might be used, directly or indirectly, to purchase IPO Shares from holders who have indicated their intention to vote against the Framework Transactions Sub-Proposal 1 and seek conversion of their shares to cash (as we may contemplate doing). Our IPO prospectus also stated that in order to exercise conversion rights, holders of IPO Shares would only be required to check the box on the proxy card regarding exercising conversion rights and vote “AGAINST” a business combination, without having to deliver their IPO Shares to our transfer agent at least one business day prior to the vote on the business combination. Finally, our IPO prospectus stated that specific provisions in our charter may not be amended prior to the consummation of an initial “Business Combination” without the affirmative vote cast at a meeting of stockholders of at least 95% of IPO Shares but that we had been advised that such provisions limiting our ability to amend our charter may not be enforceable under Delaware law. Accordingly, our board of directors took into account that each person who purchased IPO Shares in the IPO and still held such shares upon learning of these facts may have securities law claims against us for rescission (under which a successful claimant has the right to receive the total amount paid for his, her or its securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security).

•

There is a finite pool of taxicab medallions in our target markets. Municipalities may attempt to raise revenue by increasing the number of authorized medallions, which could adversely affect the price of medallions.

•

Portfolio managers at investment companies, hedge funds and other institutional purchasers of stock typically focus on an industry or sector, such as real estate. While taxi medallions are a unique asset, there are no institutional buyers focused on buying them specifically. Portfolio managers will need to be educated to understand the potential value of this investment opportunity.

•

We will be entering into a Transitional Services Agreement with Medallion Financial. Medallion Financial is a specialty finance company that has a leading position in originating, acquiring, and servicing loans that finance taxicab medallions and various types of commercial businesses. For example, Medallion Financial’s senior management team, with over 80 collective years of experience in the taxi industry, has originated over $1.4 billion taxi medallion financings and at December 31, 2008 managed over 2,000 loans relating to the financing of taxi medallions. At December 31, 2008, Medallion Financial’s investment portfolio consisted of $402,964,000 of taxi medallion loans. Because of Medallion Financial’s leading position as a lender, our relationship with Medallion Financial could impact our competitors in the taxicab medallion business negatively.

•	The other risks described in this proxy statement under “Risk Factors.”

The foregoing discussion of our board of directors’ considerations relating to the Framework Transactions Proposals is forward-looking in nature.

Interests of Our Directors and Executive Officers and Certain Persons in the Framework Transactions Proposals

In considering the recommendation of our board of directors with respect to the Framework Transactions Proposals and other proposals described in this proxy statement, our stockholders should be aware that some of our directors and executive officers have personal interests in the Framework Transactions Proposals and the other proposals described in this proxy statement that are, or may be, different from, or in addition to, your interests. Our board of directors was aware of the interests described below and considered them, among other matters, when approving Framework Transactions Proposals and recommending that our stockholders vote to approve the Framework Transactions Proposals and the other proposals described in this proxy statement. In particular:

•

If the transactions contemplated by the Framework Agreement are consummated, we will enter into the Transitional Services Agreement with Medallion Financial pursuant to which Medallion Financial will provide us the services of our senior management team and with access to, among other things, its information technology, office space, personnel and other resources necessary to enable us to operate our business. The Transitional Services Agreement requires Medallion Financial to manage our business affairs in conformity with the policies and the investment guidelines that are approved and monitored by our board of directors. The Transitional Services Agreement will have a term of three years and can be extended for additional one year periods by the mutual agreement of both parties. Either party may also terminate the agreement annually upon 180 days prior notice to the other party. Medallion Financial is entitled to receive from us a fee, payable quarterly in arrears equal to 1.0% of our stockholder equity (as defined in the agreement). We are also obligated to reimburse certain expenses incurred by Medallion Financial and its affiliates.

•

Our Vice Chairman and Secretary, Andrew M. Murstein, is President and a director of Medallion Financial and, as of November 30, 2009, owned approximately 8.7% of the issued and outstanding shares of Medallion Financial. We expect that Andrew M. Murstein will become our Chief Executive Officer and continue as our Vice Chairman following consummation of the Framework Transactions. Henry Aaron, Mario Cuomo and Stanley Kreitman, each members of our board of directors, are members of the board of directors of Medallion Financial and owned 12,000, 6,000 and 19,000 shares, respectively, of Medallion Financial, in each case, constituting less than one percent of the issued and outstanding shares of Medallion Financial. Larry D. Hall, our Chief Financial Officer, is also the Chief Financial Officer of Medallion Financial. Michael J. Kowalsky, who will become our Executive Vice President, is an Executive Vice President of Medallion Financial. In addition, Alvin Murstein, the Chairman of the board of directors of Medallion Financial, will become the Chairman of our board of directors. As of November 30, 2009 Alvin Murstein owned approximately 8.5% of Medallion Financial’s capital stock. Alvin Murstein, Andrew Murstein and Michael Kowalsky each individually own taxicab medallions.

•

Certain of our existing directors and officers, other than Tony Tavares, our Chief Executive Officer and President, will continue as directors and officers of Sports Properties. All of our directors and officers may receive shares of our common stock as described in “The Equity Incentive Plan Proposal—Summary of the 2010 Equity Incentive Plan.” However, the Transitional Services Agreement provides that neither Medallion Financial nor any affiliate of Medallion Financial will receive remuneration from us without the consent of Medallion Financial.

•

If the Framework Transactions are not consummated prior to the date on which our existence terminates as provided in our charter (January 17, 2010), our charter provides that we will automatically be liquidated. In such event, the aggregate of 5,389,071 Founders’ Shares held by Medallion Financial and our other Founder Stockholders that were acquired prior to our IPO for an aggregate purchase price of $57,500 would be worthless because the Founder Stockholders are not entitled to receive any of the liquidation proceeds with respect to those shares. The Founders’ Shares had an aggregate market value of $            , based on the closing price of $         on NYSE Amex on                     , the record date for the special meetings.

•

If the Framework Transactions are consummated, our Founder Stockholders other than Medallion Financial will retain their Founders’ Shares. We are in discussions with such Founder Stockholders other than Medallion Financial to have them cancel certain of their Founders’ Shares so that the Founder Stockholders would retain, in the aggregate, no more than 25,000 Founders Shares following consummation of the Framework Transactions. The Founder Stockholders will receive no consideration for cancelling their Founders Shares. As of December 13, 2009, we have not reached any agreement with any Founder Stockholder other than Medallion Financial to cancel his or its shares. It is a condition to the closing of the Framework Transactions that the Founder Stockholders agree to such cancellation.

•

All of the 5.9 million warrants purchased by Medallion Financial and 100,000 warrants purchased by Tony Tavares, our Chief Executive Officer and President, in the Private Placement will become worthless if the transactions contemplated by the Framework Agreement are not consummated and we are liquidated (as will the warrants held by our public warrantholders). These warrants were purchased from us in the Private Placement at a price of $1.00 per warrant for an aggregate purchase price of $6 million and had an aggregate market value of $            , based on the warrants’ closing bid price of $             on the NYSE Amex on                 , the record date for the special meetings.

•

Medallion Financial has agreed, pursuant to an agreement with us and BofA entered into in connection with our IPO, that if we liquidate the trust account, Medallion Financial will be liable to ensure that the proceeds in the trust account are not reduced by claims of target businesses or entities. As of November 30, 2009, Medallion Financial may have to indemnify us for a total of approximately $2.0 million (including our estimated expenses related to the Framework Transactions from and after October 31, 2009) and we owed Medallion Financial approximately $106,000 (primarily for the provision of general and administrative services, including office space, utilities and secretarial support). Medallion Financial has agreed to provide us with the necessary funds to implement and complete liquidation if we do not have sufficient funds for such purpose. We anticipate the costs to be no more than approximately $50,000 and Medallion Financial has agreed not to seek repayment for such expenses. Medallion Financial will not face these obligations if we consummate the Framework Transactions.

•

We will reimburse our officers and directors, subject to board approval, for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target acquisitions and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us, which will be reviewed only by our board or a court of competent jurisdiction if such reimbursement is challenged. Accountable out-of-pocket expenses incurred by our officers and directors will not be repaid out of proceeds held in trust until these proceeds are released to us upon the completion of a business combination, provided there are sufficient funds available for reimbursement after such consummation. As of November 30, 2009, such out-of-pocket expenses incurred by our directors and officers totalled less than $10,000 in the aggregate. Our officers and directors may incur additional out-of-pocket expenses.

Additionally, we expect that BofA and the other underwriters in our IPO will agree to reduce the deferred underwriting commissions they are entitled to receive in the aggregate upon consummation of the Framework Transactions from approximately $9.3 million to $1.5 million to $2.15 million, in the aggregate. It is a condition to the consummation of the Framework Transactions that the underwriters in our IPO agree to such reduction. If the transactions contemplated by the Framework Agreement are not consummated and we are required to be liquidated, the underwriters will not receive any deferred underwriting commissions and those funds will be returned to our public stockholders upon our liquidation.

As of             , the record date, approximately 20% of the issued and outstanding shares of our common stock was held by Medallion Financial and our directors and executive officers or their affiliates.

The foregoing discussion of the information and factors considered by our board of directors is not meant to be exhaustive, but includes the material information and factors considered by our board of directors.

The Framework Transactions Sub-Proposal 1

If the Initial Charter Proposals are approved, our stockholders will be asked to approve the transactions contemplated by the Framework Agreement, which we refer to as the Framework Transactions Sub-Proposal 1. Our charter, if the Initial Charter Proposals are approved, requires that we submit the Framework Transactions to our stockholders for approval even if the nature of the transactions are such as would not ordinarily require stockholder approval under applicable state law. By approving the Framework Transactions Sub-Proposal 1, our stockholders would also be authorizing us to amend the agreement that governs our trust account to revise the definition of “Business Combination” to include the consummation of the Framework Transactions so that we may release the funds from the trust account upon consummation of the Framework Transactions. A copy of the amendment that governs our trust account is attached to this proxy statement as Annex G.

The Parties to the Framework Agreement

Sports Properties Acquisition Corp.

437 Madison Avenue

New York, NY 10022

Telephone: (212) 328-2100

We are a special purpose acquisition corporation organized under the laws of the State of Delaware on July 3, 2007. We were formed to acquire, through a merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction or other similar business combination, one or more domestic or international operating businesses in the sports, leisure and entertainment industries.

On January 24, 2008, we consummated our initial public offering of 20,000,000 units. Each unit issued in our initial public offering consisted of one share of common stock, $.001 par value per share, and one warrant to purchase one share of common stock at $7.00 per share. The units were sold at an offering price of $10.00 per unit, generating aggregate gross proceeds of $200,000,000. Of the $200,000,000 gross proceeds, $194,000,000, including deferred underwriters’ discounts and commissions of $8,625,000, was deposited into a trust account. Prior to our IPO, we issued 6,000,000 warrants at a purchase price of $1.00 per warrant to Medallion Financial and our Chief Executive Officer and President, Tony Tavares, in the Private Placement for aggregate proceeds of $6,000,000, which were also placed into the trust account. On February 1, 2008, we sold an additional 1,556,300 units which were subject to the overallotment option of the underwriters in our initial public offering. The sale of these units resulted in total proceeds of approximately $15,145,000, net of the underwriters’ discounts and commissions, but including deferred underwriters’ discounts and commissions of approximately $672,000. This amount was also deposited into the trust account, resulting in a total amount held in trust of approximately $215,145,000, exclusive of any interest earned by such trust account. Our proceeds were, and continue to be, invested in U.S. “government securities” within the meaning of Section 2(a)(16) of the 1940 Act having a maturity of 180 days or less or in money market funds meeting conditions under Rule 2a-7 promulgated under the 1940 Act and will continue to be held in the trust account until the earlier of (i) the consummation of our initial “Business Combination” (as defined in the trust agreement) and (ii) our liquidation.

The net proceeds not held in the trust account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, up to an aggregate of $2,250,000 of interest earned on the trust account balance may be released to the Company to fund working capital requirements and additional funds have been and will be released to fund tax obligations. As of November 30, 2009, we had $215,196,180, inclusive of the deferred underwriting fees ($9.98 per IPO Share conversion price) in our trust account. To the extent that the funds in the trust account earn interest, we are permitted to use that interest for several purposes. We can use the interest from the funds in the trust account, as well as $401,317 held outside the trust, to provide working capital to enable us to fund our expenses, including the expenses associated with the pursuit of a “Business Combination” up to an aggregate of $2,651,317. As of November 30, 2009, all of these funds have been used to pay expenses and our liabilities exceeded our cash on hand by approximately $2.0 million (including our estimated expenses related to the Framework Transactions from and after October 31, 2009). In addition, we owed Medallion Financial approximately $106,000 (primarily for the provision of general and administrative services, including office space, utilities and secretarial support). Medallion Financial has agreed that if we liquidate the trust account, they will indemnify us against all claims by any third party for services rendered, products sold or financing provided to Sports Properties to the extent necessary to ensure that such claims do not reduce the amount of funds in the trust account.

If the Framework Transactions are consummated, we intend to use the funds held in the trust account to pay transaction fees and expenses, deferred underwriting discounts and commissions, tax liabilities and reimbursement of expenses of the Founder Stockholders and to make purchases of IPO Shares, if any. The balance will be used to pay stockholders who properly exercise their conversion rights and for our working capital and general corporate purposes. The consummation of the transactions contemplated by the Framework Agreement is conditioned on our trust account containing no less than $100 million after the closing after taking into account the payments to stockholders who properly exercise their conversion rights and stockholders from whom we purchase IPO Shares. It is possible that the present holders of 50% or more of the IPO Shares will affirmatively vote against the Framework Transactions Sub-Proposal 1 and seek conversion of their IPO Shares into cash in accordance with our charter. If such event were to occur, the transactions contemplated by the Framework Agreement could not be consummated. To preclude such possibility, we, the Founder Stockholders and our and their respective affiliates may enter into arrangements to provide for the purchase of IPO Shares from holders thereof who indicate their intention to vote against the transactions contemplated by the Framework Agreement and seek conversion or who otherwise wish to sell their IPO Shares or other arrangements that would induce holders of IPO Shares not to vote against the Framework Transactions Sub-Proposal 1. It is likely that such arrangements would involve the purchase by us, after the consummation of transactions contemplated by the Framework Agreement, of the IPO Shares that are held by the persons or entities who enter into such arrangements using funds transferred to us from our trust account. As a consequence, it is likely that the amount of funds available to us for working capital and general corporate purposes from the trust account would be diminished. Definitive arrangements have not yet been determined but some possible methods are described in the section entitled “—Actions That May Be Taken to Secure Approval of Our Stockholders.” Regardless of the specific arrangements that are made to purchase IPO Shares, there will be sufficient funds from the trust account to pay the holders of all IPO Shares that are properly converted and we will use such funds for such purpose.

If our stockholders approve the Framework Transactions Sub-Proposal 1 and the Framework Transactions are consummated, we estimate the transaction costs incurred and payable upon the closing of such transactions, assuming maximum transaction size and a minimum transaction size of $100 million, to be as follows:

Assuming Maximum Transaction Size (1)(2)
Trust Balance	$215,196,180
Legal and financial advisory fees	2,800,000
Underwriting fees	2,150,000
Accounting and other	200,000
Accrued expenses	1,000,000
Total Transaction Expenses	$6,150,000
Trust Balance After Transaction Expenses	$209,046,180
Trust Balance After Transaction Expenses Per Share (4)	$9.69
Assuming Transaction Size of $100 Million (1)(3)
Trust Balance	$100,000,000
Legal and financial advisory fees	2,300,000
Underwriting fees	1,500,000
Accounting and other	200,000
Accrued expenses	1,000,000
Total Transaction Expenses	$5,000,000
Trust Balance After Transaction Expenses	$95,000,000
Trust Balance After Transaction Expenses Per Share (4)	$9.46

(1)	We expect to enter into agreements with BofA and our other IPO underwriters to reduce the deferred underwriting fees payable to them upon consummation of the transactions contemplated by the Framework Agreement from approximately $9.3 million to approximately $1.5 million to $2.15 million in the aggregate. These agreements and other arrangements we have entered into may contain a variable component which is tied to the amount in the trust account on the closing date of the transactions contemplated by the Framework Agreement after taking into account amounts paid to our stockholders with whom we enter into forward contracts before the close of the transactions contemplated by the Framework Agreement to purchase stockholders’ shares and any amounts paid to holders of the IPO Shares who vote against the Framework Transactions Sub-Proposal 1 and demand conversion of their IPO Shares.
(2)	Assumes that no stockholders exercise conversion rights with respect to their shares of our common stock into a pro rata portion of the trust account and that all of the funds held in the trust account are available after closing for the payment of transaction costs and for operating purposes and is based upon the November 30, 2009 trust account balance.
(3)	Assumes 11,151,260 Shares were either converted into their pro rata shares of the funds in our trust account or purchased pursuant to forward purchase contracts we entered into with the holders thereof.
(4)	Assumes 21,581,300 shares of common stock outstanding at the maximum transaction value size and 10,045,040 shares of common stock outstanding at the minimum transaction value size.

Certain of the expenses outlined above are based on percentages of the minimum and maximum transaction size, in some instances subject to a floor or ceiling. We do not believe that paying such fees based upon the minimum and maximum transaction size results in any conflicts. Rather, we believe these fee structures align the interests of our service providers with the interests of our stockholders so that the percentage dilution (and as a result per share dilution) is minimized regardless of how much remains in the account after payment of the fees.

The amount retained in the trust following consummation of the transactions contemplated by the Framework Agreement would be used to pay (i) holders of IPO Shares who have indicated to us that they intend to vote against the transactions contemplated by the Framework Agreement with whom we may enter into forward contracts to purchase their IPO Shares, (ii) up to approximately $2.15 million of deferred underwriters’ compensation owed by us in connection with the IPO (adjusted as

described in this proxy statement), (iii) approximately $            in the expenses of the Founder Stockholders incurred on behalf of us and third parties (e.g., professionals, printers, etc.) who have rendered and/or will render services to us in connection with our operations and efforts to effect a “Business Combination” (as defined in our charter if the Initial Charter Amendment is approved) or the transactions contemplated by the Framework Agreement, (iv) approximately $            in taxes and (v) stockholders who have elected to exercise their conversion rights. These amounts are as of the record date. Any amounts remaining would be used to acquire and actively manage taxicab medallions in accordance with our proposed business plan and for working capital. The greater the amount remaining in the trust account after making the payments described above, the greater the amount we will have to acquire and actively manage taxicab medallions and for working capital.

If the transactions contemplated by the Framework Agreement are not completed prior to the date our existence terminates (January 17, 2010), with no further action required by our board or stockholders, we will be automatically dissolved and our corporate power thereafter shall be limited to effecting and implementing our dissolution and liquidation and otherwise to taking action incidental to such dissolution and liquidation as set forth in the Delaware General Corporation Law, including the discharge, or making provision for the discharge, of our debts and liabilities. After all our debts and liabilities are settled or provision for their settlement is made, remaining amounts shall be distributed to our stockholders, ratably, in proportion to the number of shares held by them. The Founder Stockholders are not entitled to share in the proceeds of our liquidation with respect to their Founders Shares.

We estimate that our total costs and expenses for implementing and completing our liquidation will be in the range of $50,000. This amount includes all costs and expenses relating to our winding up.

We currently do not have sufficient funds to pay or provide for all creditors’ claims. All third parties (other than certain of the third parties we have engaged for the Framework Transactions, the expenses of which are set forth in the table on page 68) and prospective target businesses have entered into agreements with us have waived any right, title, interest or claim of any kind in or to any monies held in the trust account. Medallion Financial has agreed that it will be liable to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us. Medallion Financial has agreed to indemnify us for our direct, out-of-pocket costs associated with such liquidation and winding-up, including litigation that would result from claimants disputing the validity of waivers that they have delivered, pertaining to such liquidation. As of November 30, 2009, Medallion Financial may have to indemnify us for a total of approximately $2.0 million, including our estimated expenses related to the Framework Transactions from and after October 31, 2009.

Because we are required to provide for known claims of creditors, we expect indemnification from Medallion Financial, for expenses promptly. We anticipate that we will not commence liquidation distributions until at least 10 days following the date our existence terminates.

If any of the Initial Charter Proposals, the Framework Transactions Proposals or the Warrant Amendment Proposals are not approved, we estimate the per share liquidation price payable to our stockholders, assuming indemnification and non-indemnification by Medallion Financial of our operating expenses that exceed approximately $2.65 million, to be as follows:

Assuming Indemnification (1)
Trust Balance (2)	$215,196,180
Less: Total Accrued Operating Expenses	1,000,000
Less: Total Transaction Expenses (3)	1,025,000
Less: Liquidation Expenses	50,000
Amount Indemnified (4)	$2,075,000
Net Trust Balance	$215,196,180
Number of Shares of Common Stock to Receive Liquidation Proceeds (5)	21,556,300
Liquidation Price Per Share	$9.98
Assuming No Indemnification (1)
Trust Balance (2)	$215,196,180
Less: Total Accrued Operating Expenses	1,000,000
Less: Total Transaction Expenses	1,025,000
Less: Liquidation Expenses	50,000
Net Trust Balance	$213,121,180
Number of Shares of Common Stock to Receive Liquidation Proceeds (5)	21,556,300
Liquidation Price Per Share	$9.89

(1)	As of November 30, 2009.
(2)	Trust balance is net of taxes and operating expenses already paid as of November 30, 2009.
(3)	Consists of our estimated expenses related to the Framework Transactions from and after November 30, 2009.
(4)	Assumes 100% indemnification for the amount of expenses greater than approximately $2.65 million (consisting of $2.25 million of the trust funds allocated for working capital and $401,317 outside the trust for working capital).
(5)	Excludes the Founders’ Shares. Our Founder Stockholders have waived their rights to participate in any liquidation distribution with respect to their Founders’ Shares if we fail to consummate a “Business Combination” as defined in our charter.

Our units, which consist of one share of our common stock and one warrant to purchase a share of our common stock, are currently listed on the NYSE Amex under the symbol “HMR-U.” Our common stock is currently listed on the NYSE Amex under the symbol “HMR” and our warrants are currently listed on the NYSE Amex under the symbol “HMR.WS.”

Medallion Financial Corp.

437 Madison Avenue

New York, NY 10022

Telephone: (212) 328-2100

Medallion Financial is a specialty finance company that has a leading position in originating, acquiring, and servicing loans that finance taxicab medallions and various types of commercial businesses. A wholly-owned portfolio company of Medallion Financial, Medallion Financial Bank, also originates consumer loans for the purchase of recreational vehicles, boats, motorcycles, and trailers. Medallion Financial’s investment objectives are to provide high level of distributable income, consistent with the preservation of capital, as well as long-term growth of net asset value and its stock price. Medallion Financial also provides other debt, mezzanine, and equity investment capital to companies in a variety of industries. Medallion Financial currently provides administrative services to us and we pay $7,500 a month in total to Medallion Financial for office space and general and administrative services. These services commenced on the effective date of the IPO, January 17, 2008.

Conversion Rights

Any of our stockholders holding IPO Shares as of the record date who affirmatively vote their IPO Shares either “FOR” or “AGAINST” the Framework Transactions Sub-Proposal 1 may also demand that such shares be converted into a pro rata portion of the trust account, calculated as of two business days prior to the consummation of the transactions contemplated by the Framework Agreement. If demand is properly made and the transactions contemplated by the Framework Agreement are consummated, these shares will be converted into a pro rata portion of funds deposited in the trust account plus interest, calculated as of such date.

Sports Properties stockholders who seek to exercise this conversion right must affirmatively vote either “FOR” or “AGAINST” the Framework Transactions Sub-Proposal 1. Abstentions and broker non-votes do not satisfy this requirement. Additionally, by 5:00 p.m. Eastern time, on                     , the business day prior to the vote at the special meeting of stockholders, shares must be transferred to Continental Stock Transfer & Trust Company, our stock transfer agent.

All but one share of our IPO Shares are held in “street name.” If you hold your IPO Shares in “street name,” you must instruct your bank or broker to electronically transfer your shares to the Depositary Trust Company account of Continental Stock Transfer & Trust Company and your bank or broker must provide Continental Stock Transfer &

Trust Company with the necessary stock powers, written instructions that you want to convert your shares and a written certificate addressed to Continental Stock Transfer & Trust Company stating that you were the owner of such shares as of the record date, you have owned such shares since the record date and you will continue to own such shares through the closing of the transactions contemplated by the Framework Agreement. If your bank or broker does not provide each of these documents to Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, attn: Mark Zimkind, tel. (212) 845-3287, fax (212) 616-7616 by 5:00 p.m., Eastern time, on                     , the business day prior to vote at the special meeting of stockholders, your shares will not be converted. If you elect conversion of your shares and later decide that you do not want to convert such shares, your bank or broker must make arrangements with Continental Stock Transfer & Trust Company, at the telephone number stated below, to withdraw the conversion. To be effective, withdrawals of IPO Shares previously submitted for conversion must be completed prior to the commencement of the special meeting.

If you hold certificated shares, you must send your certificated shares to Continental Stock Transfer & Trust Company by 5:00 p.m., Eastern time, on                     , the date that is one business day prior to the scheduled vote at the special meeting of stockholders or your IPO Shares will not be converted. If you elect conversion of your shares and later decide that you do not want to convert such shares, you must call Continental Stock Transfer & Trust Company, at the telephone number stated above to withdraw the conversion.

We have set a record date of                             for the special meetings of stockholders and warrantholders. We expect to distribute electronic and paper copies of the proxy materials to its stockholders and warrantholders on                          and estimate that electronic copies of the proxy materials will be received on the same day they are distributed and paper copies of the proxy materials mailed via the United States Postal Service will be received approximately two days after mailing. We intend to provide our stockholders and warrantholders with a minimum             of days to review the proxy materials in the case of proxy materials delivered electronically and      days in the case of proxy materials delivered via mail. Accordingly, a holder will have at least      days from the date notice of the meeting is mailed to stockholders to obtain a certificate if such holder intends to comply with the conversion requirements by physically delivering certificated shares to our transfer agent. As the delivery process can be accomplished by the stockholder in a matter of hours by simply contacting his, her or its broker and requesting delivery of his shares through the Depository Trust Company’s DWAC System, it is believed that this time period is sufficient for a typical investor. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the Depository Trust Company’s DWAC System. The transfer agent will typically charge the tendering broker $45 per transaction and it would be up to the broker whether or not to pass this cost on to the converting stockholder. This fee may discourage stockholders from seeking conversion rights and may make it more beneficial for such stockholders to try to sell their shares in the open market.

You should be aware that the conversion procedures set forth above are different than the conversion procedures contained in our IPO prospectus. We disclosed in our IPO prospectus that, in contrast to the requirement set forth above for physical or electronic delivery on the business day prior to the special meeting of stockholders, in order to perfect conversion rights, a holder of IPO Shares could simply vote against a proposed business combination and check a box on the proxy card indicating such holder was seeking to exercise his conversion rights. After the business combination was approved, we would contact the stockholder to arrange for the stockholder to deliver his certificate or IPO Shares to us and verify ownership through a letter of transmittal. As a result, we would have to leave adequate funds in our trust account to pay stockholders who elected to check the box on the proxy card indicating the exercise of conversion rights and wait for the stockholders to deliver their IPO Shares. We would not be able to terminate the trust account until at least 180 days after the consummation of the Framework Transactions and any stockholder who still held shares so converted after that time would be entitled to look to us as general creditors in respect of the conversion payments. Finally, because we are extending conversion rights to any holder of IPO Shares who affirmatively votes either “FOR” or “AGAINST” the Framework Transactions Sub-Proposal 1 (assuming approval of the Initial Charter Proposals), if holders of IPO Shares only had to vote and check the box on the proxy card to exercise conversion rights, the likelihood that holders of IPO Shares would check the box without intending to exercise conversion rights by mistake is increased. The requirement for physical or electronic delivery prior to the stockholder meeting is two-fold. First, it ensures that a converting stockholder’s election to convert is irrevocable once the Framework Transactions Sub-Proposal 1 is approved. Second, it ensures that we will know the amount of proceeds that we will have to execute our proposed business plan immediately after consummation of the Framework Transactions. As a result of the difference in the perfection of conversion rights we are requiring above versus what we disclosed in our IPO prospectus, you may have rescission rights. Please see “—Rescission Rights” below.

If the holders of at least 10,778,150 or more IPO Shares (an amount equal to 50% or more of the IPO Shares) affirmatively vote for or against the Framework Transactions Sub-Proposal 1 and properly demand conversion of their shares, we will not be able to consummate the transactions contemplated by the Framework Agreement.

The closing price of our common stock on              (the record date for the special meetings) was $            . The cash held in the trust account on November 30, 2009 was approximately $215,196,180, inclusive of the deferred underwriting fees ($9.98 per IPO Share conversion price). As of November 30, 2009, we have used all of the approximately $2.65 million allocated to us for working capital. Prior to exercising conversion rights, stockholders should verify the market price of shares of common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure that our stockholders will be able to sell their shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our securities when our stockholders wish to sell their shares.

If we are unable to complete the transactions contemplated by the Framework Agreement or a “Business Combination” (as defined in our charter) by January 17, 2010, our charter provides that our corporate existence will terminate on that date. Upon our resulting liquidation, the holders of IPO Shares will receive an amount equal to the amount of funds in the trust account, inclusive of interest up to $2.25 million not previously released to us, as well as any remaining net assets outside of the trust account, at the time of the liquidation distribution, divided by the number of IPO Shares. Although both the per share liquidation price and the per share conversion price are equal to the amount in the trust account divided by the number of IPO Shares, the amount a holder of IPO Shares would receive at liquidation may be more or less than the amount such a holder would have received had it sought conversion of its shares in connection with the Framework Transactions Sub-Proposal 1 because (i) there will be greater earned interest in the trust account at the time of a liquidation distribution since it would occur at a later date than a conversion and (ii) we may incur expenses we otherwise would not incur if we consummate the transactions contemplated by the Framework Agreement, including, potentially, claims requiring payment from the trust account by creditors who have not waived their rights against the trust account. Medallion Financial has agreed, pursuant to agreements with us and BofA that if we liquidate the trust account, Medallion Financial will be liable to ensure that the proceeds in the trust account are not reduced by claims of target businesses or entities that are owed money by us for services rendered or contracted for or products sold to us. We currently believe that Medallion Financial is capable of funding a shortfall in our trust account to satisfy its foreseeable indemnification obligations. Despite our belief, we cannot assure you that Medallion Financial will be able to satisfy those obligations. The indemnification obligations may be substantially higher than Medallion Financial currently foresees or expects and/or their financial resources may deteriorate in the future. See “—Interests of Our Directors and Executive Officers and Certain Persons in the Framework Transactions Proposals” for additional information.

Actions That May Be Taken to Secure Approval of Our Stockholders

Based on recently completed business combinations by other similarly structured companies, we believe that the present holders of 50% or more of the IPO Shares may have the intention to vote against the Framework Transactions Sub-Proposal 1 and seek conversion of their IPO Shares into cash in accordance with our charter. If such event were to occur, the transactions contemplated by the Framework Agreement could not be consummated. To preclude such possibility, we may hold presentations with certain of our stockholders and warrantholders, as well as other persons who might be interested in purchasing Sports Properties securities, to discuss the Framework Transactions with them and to seek to have them purchase shares and/or vote in favor of the Framework Transactions Sub-Proposal 1. Additionally, we and the Founder Stockholders and our and their respective affiliates may negotiate arrangements (although no such negotiations have yet to take place) to provide for the purchase of IPO Shares from holders who indicate their intention to vote against the Framework Transactions Sub-Proposal 1 and seek conversion or who otherwise wish to sell their IPO Shares. The maximum cash purchase price that will be offered to the holders of IPO Shares by us, the Founder Stockholders and our and their respective affiliates for their shares will be the per share conversion price immediately prior to the time of the Framework Transactions are completed. Although holders of IPO Shares that enter into these types of arrangements with us or the Founder Stockholders will not receive a higher purchase price than a holder that properly seeks conversion of his, her or its shares, entering into such arrangements (and agreeing to vote in favor of the Framework Transactions Sub-Proposal 1) provides the holder with greater certainty that the Framework Transactions will be consummated, in which event such holder will receive his, her or its conversion proceeds promptly. If the Framework Transactions are not consummated, a holder would have to wait until we liquidate in connection with our dissolution to receive liquidation proceeds, which liquidation could take at least 10 days or more to complete. If the Framework Transactions are consummated, both the selling stockholders and the converting stockholders will receive their cash promptly after the closing of such transactions.

We, the Founder Stockholders and our and their respective affiliates may also provide non-cash inducements to potential investors or existing holders of IPO Shares in order to induce them to purchase IPO Shares and/or vote in favor of the Framework Transactions Sub-Proposal 1 with respect to currently owned IPO Shares and, in each case, to remain a stockholder of Sports Properties following consummation of the transactions contemplated by the Framework Agreement. These transactions would not result in any of us, the Founder Stockholders or our or their respective affiliates purchasing any IPO Shares. Non-cash inducements (such as the grant of registration rights) would not result in any material economic costs to us. We will not use cash to obtain favorable votes without a purchase of shares.

It is anticipated that we would approach a limited number of large holders of our securities that have voted against the Framework Transactions Sub-Proposal 1 and demanded conversion of their shares, or that have indicated an intention to do so, and engage in direct negotiations for the purchase of such holders’ positions. All holders approached in this manner would be institutional or sophisticated holders. Arrangements of such nature would only be entered into and effected with the prior approval of Medallion Financial (with respect to shares purchased) in accordance with applicable law at a time when we, the other Founder Stockholder and/or our and their respective affiliates are not aware of any material nonpublic information regarding Sports Properties and our securities or pursuant to agreements between the buyer and seller of such shares in a form that would not violate insider trading rules. Definitive arrangements have not yet been determined but might include agreements between us and the holders of IPO Shares pursuant to which we would agree to purchase IPO Shares from such holders immediately after the closing of the transactions contemplated by the Framework Agreement for the price and fees specified in the arrangements.

The purpose of such arrangements would be to increase the likelihood of satisfaction of the requirements that the Framework Transactions Sub-Proposal 1 is approved by the necessary vote of the holders of the IPO Shares and that holders of fewer than 50% of the IPO Shares vote against the Framework Transactions Sub-Proposal 1 and demand conversion of their IPO Shares into cash where it appears that such requirements would otherwise not be met. The maximum cash purchase price that will be offered by us to holders of IPO Shares for their shares will be the per share conversion price immediately prior to the time the Framework Transactions are consummated. All shares purchased pursuant to such arrangements would remain outstanding until the closing of the Framework Agreement transactions and would be voted in favor of the Framework Transactions Sub-Proposal 1.

Purchases pursuant to the arrangements described above ultimately will be paid for with funds in the trust account and would diminish the funds available to us after consummation of the transactions contemplated by the Framework Agreement for working capital and general corporate purposes. There will be sufficient funds available to us from the trust account to pay the holder of IPO Shares that properly elect to convert if the Framework Transactions are consummated.

Purchases that may be effected through the arrangements described above may reduce the number of shares of our common stock in our public float and the number of beneficial holders of our common stock. This may make it difficult to maintain listing of our securities on NYSE Amex or to obtain a listing on any other national securities exchange.

We will file a Current Report on Form 8-K to disclose arrangements entered into or significant purchases or transfers made by us or our directors, officers or our or their respective affiliates that would affect the vote on the Framework Transactions Sub-Proposal 1 or the conversion threshold. Any such report will include descriptions of any arrangements entered into, including the names of the parties involved and the roles such parties will play in the arrangements, or significant purchases or transfers by any of the aforementioned persons. If members of our board of directors or officers make purchases or transfer warrants pursuant to such arrangements, they will be required to report these purchases or transfers on beneficial ownership reports filed with the SEC. We will not, however, provide holders of IPO Shares with additional time to reconsider their vote should such arrangements be entered into prior to the meeting because a condition to the consummation of the transactions contemplated by the Framework Agreement is that there be at least $100 million contained in our trust account (after taking into account the payments to stockholders who properly exercise their conversion rights and stockholders from whom we purchase IPO Shares). As holders of IPO Shares are making their decision to vote for or against the Framework Transactions Sub-Proposal 1 with the knowledge that there will be as little as $100 million available to us to operate our business, the entry into such arrangements will not further impact this analysis.

It is possible that the special meetings could be adjourned to provide time to seek out and negotiate such transactions if, at the time of the meetings, it appears that the requisite vote will not be obtained or that the limitation on conversion will be exceeded, assuming that an adjournment proposal is approved. Also, under Delaware law, the board of directors may postpone the meetings at any time prior to the meetings being called to order in order to provide time to seek out and negotiate such transactions. In no event will we adjourn or postpone the special meetings or consummate the Framework Transactions beyond the date by which we may properly do so under our charter and Delaware law.

Rescission Rights

In the prospectus issued by us in our IPO, we disclosed that we were required to complete a “Business Combination” in which we would acquire, by merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar type of transaction or a combination of the foregoing, the assets of one or more domestic or international operating businesses or one or more domestic or international operating businesses in the sports, leisure and entertainment industries having, collectively, a fair market value (as determined in accordance with the requirements of our charter) of at least 80% of our net assets at the time of the acquisition by January 17, 2010 or liquidate. We also stated in our charter and our IPO prospectus that we would (i) not consummate a “Business Combination” with an entity affiliated with our Founder Stockholders or our directors and officers, (ii) not consummate a “Business Combination” if holders of 30% or more of the IPO Shares outstanding exercise conversion rights and (iii) only extend conversion rights to holders of IPO Shares who vote against a “Business Combination.” Furthermore, our IPO prospectus did not disclose that funds in our trust account might be used, directly or indirectly, to purchase IPO Shares from holders who have indicated their intention to vote against the Framework Transactions Sub-Proposal 1 and seek conversion of their shares to cash (as we may contemplate doing). Our IPO prospectus also stated that in order to exercise conversion rights, holders of IPO Shares would only be required to check the box on the proxy card regarding exercising conversion rights and vote “AGAINST” a business combination, without having to deliver their IPO Shares to our transfer agent at least one business day prior to the vote on the business combination. Finally, our IPO prospectus stated that specific provisions in our charter may not be amended prior to the consummation of an initial “Business Combination” without the affirmative vote cast at a meeting of stockholders of at least 95% of IPO Shares but that we had been advised that such provision limiting our ability to amend our charter may not be enforceable under Delaware law. Accordingly, each person who purchased IPO Shares in the IPO and still held such shares upon learning of these facts may have securities law claims against us for rescission (under which a successful claimant has the right to receive the total amount paid for his, her or its securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security).

Such claims may entitle stockholders asserting them to as much as $10.00 or more per share, based on the initial offering price of the IPO units comprised of stock and warrants, less any amount received from sale of the original warrants purchased with them, plus interest from the date of our IPO (which, in the case of holders of IPO Shares, may be more than the pro rata share of the trust account to which they are entitled on conversion or liquidation).

In general, a person who purchased shares pursuant to a defective prospectus or other representation must make a claim for rescission within the applicable statute of limitations period, which, for claims made under Section 12 of the Securities Act and some state statutes, is one year from the time the claimant discovered or reasonably should have discovered the facts giving rise to the claim, but not more than three years from the occurrence of the event giving rise to the claim. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of his or her shares caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining the shares. Claims under the anti-fraud provisions of the federal securities laws must generally be brought within two years of discovery, but not more than five years after occurrence. Rescission and damages claims would not necessarily be finally adjudicated by the time the transactions contemplated by the Framework Agreement may be completed, and such claims would not be extinguished by consummation of transactions contemplated by the Framework Agreement.

Even if you do not pursue such claims, others, who may include all holders of IPO Shares, may. We cannot predict whether our stockholders will bring such claims, how many might bring them or the extent to which they might be successful.

Appraisal Rights

Our stockholders and warrantholders do not have appraisal rights under the Delaware General Corporation Law in connection with the Framework Transactions Sub-Proposal 1.

Regulatory Matters

The consummation of the transactions contemplated by the Framework Agreement is not subject to any additional federal or state regulatory requirement or approval, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, except for filings with the State of Delaware necessary to effectuate the proposed amendments to our charter discussed in this proxy statement.

Consequences If the Framework Transactions Sub-Proposal 1 Is Not Approved

Our charter provides that we will continue in existence only until January 17, 2010. This provision may not be amended except in connection with the consummation of our initial “Business Combination” (as defined in our charter, including after giving effect to the Initial Charter Proposals). If we have not completed a “Business Combination” by such date, our corporate existence will cease except for the purposes of liquidating and winding up our affairs, pursuant to Section 278 of the Delaware General Corporation Law. As a result, if the Framework Transactions Sub-Proposal 1 is not approved, our existence will terminate and we will not consummate the transactions contemplated by the Framework Agreement. The related amendment to the agreement that governs our trust account to amend the definition of “Business Combination” to allow for the release of funds from our trust account after consummation of the Framework Transactions would not be made.

Required Vote

The approval of the Framework Transactions Sub-Proposal 1 requires that (i) the majority of the IPO Shares cast at the special meeting of stockholders and (ii) the majority of the shares of our common stock cast at the special meeting of stockholders are voted in favor of the Framework Transactions Sub-Proposal 1. Broker non-votes and abstentions will have no effect on the outcome of the vote to approve the Framework Transactions Sub-Proposal 1. However, abstaining stockholders will not have any conversion rights.

Recommendation of Our Board of Directors

Our board of directors unanimously recommends that our stockholders vote “FOR” the approval of the Framework Transactions Sub-Proposal 1.

The Framework Transactions Sub-Proposal 2

Reasons for the Framework Transactions Sub-Proposal 2; Effect

As required by our charter, we are presenting the Framework Transactions Sub-Proposal 2 in connection with the Framework Transactions Sub-Proposal 1 so that we may continue our existence as a corporation and become an operating company rather than having our existence terminate on January 17, 2010. Perpetual existence is the usual period of existence for a corporation and our board of directors believes perpetual existence is appropriate.

Specifics of the Framework Transactions Sub-Proposal 2

Article Fifth of our charter (which will be deleted in its entirety if the Framework Transactions Sub-Proposal 2 is approved by our stockholders) currently reads as follows:

“FIFTH: The Corporation’s existence shall terminate on January 17, 2010 (“Termination Date”). In the event that the Corporation submits a Business Combination (as defined below) to its stockholders for a vote pursuant to Article Sixth, paragraph A, it shall submit this provision to its stockholders concurrently for amendment to permit the Corporation’s continued existence. In the event that a majority of the shares cast at a meeting of the stockholders of the Corporation to amend this section and approve a Business Combination (as defined below) are voted for approval of such amendment and Business Combination then such amendment will become effective upon consummation of a Business Combination. This provision shall not be amended other than pursuant to the preceding sentence or with the affirmative vote of at least 95% of the IPO Shares cast at a meeting of stockholders of the Corporation.”

If our stockholders approve Framework Transactions Sub-Proposal 2, the following provision will be inserted in our charter:

“ARTICLE Fifth: Reserved.”

The foregoing descriptions of the Framework Transactions Sub-Proposal 2 are only a summary. The full text of the charter amendment which implements the Framework Transactions Sub-Proposal 2, a copy of which is attached as Annex C to this proxy statement, is incorporated by reference into this proxy statement. Our rights and obligations are governed by the express terms and conditions of the charter amendment which implements the Framework Transactions Sub-Proposal 2 and not by this summary. This summary and the summaries of the Framework Transactions Sub-Proposal 2 elsewhere in this proxy statement may not contain all of the information about the Framework Transactions Sub-Proposal 2 that is of importance to you and are qualified in their entirety by reference to the complete text of the charter amendment which implements the Framework Transactions Sub-Proposal 2. We encourage you to read the charter amendment which implements the Framework Transactions Sub-Proposal 2 carefully and in its entirety for a more complete understanding of the Framework Transactions Sub-Proposal 2.

Consequences If the Framework Transactions Sub-Proposal 2 Is Not Approved

If the Framework Transactions Sub-Proposal 2 is not approved by our stockholders, our existence will terminate on January 17, 2010 as provided by our charter and we will not be able to consummate the Framework Transactions. The approval of the Framework Transactions Sub-Proposal 2 is also a condition to the consummation of the transactions contemplated by the Framework Agreement.

Appraisal Rights

Our stockholders do not have appraisal rights under the Delaware General Corporation Law in connection with the Framework Transactions Sub-Proposal 2.

Required Vote

The approval of the Framework Transactions Sub-Proposal 2 requires the affirmative vote of (i) the holders of a majority of the shares of our common stock cast at the special meeting of stockholders and (ii) the holders of a majority of our common stock outstanding on the record date. Abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against the Framework Transactions Sub-Proposal 2.

Recommendation of Our Board of Directors

Our board of directors, in connection with its approval of the transactions contemplated by the Framework Agreement, has unanimously declared the advisability of and approved the Framework Transactions Sub-Proposal 2. Our board of directors unanimously recommends that you vote or give instructions to vote “FOR” the approval of the Framework Transactions Sub-Proposal 2.

THE FRAMEWORK AGREEMENT

The following section contains a summary of the Framework Agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated by reference into this proxy statement. The rights and obligations of the parties to the Framework Agreement are governed by the express terms and conditions of the Framework Agreement and not by this summary. This summary and the summaries of the Framework Agreement elsewhere in this proxy statement may not contain all of the information about the Framework Agreement that is of importance to you and are qualified in its entirety by reference to the complete text of the Framework Agreement. We encourage you to read the Framework Agreement carefully and in its entirety for a more complete understanding of the Framework Agreement.

The description of the Framework Agreement is disclosure under federal securities law. However, our stockholders are not third-party beneficiaries under the Framework Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Sports Properties or Medallion Financial or any of our or their respective subsidiaries or affiliates, as applicable. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Framework Agreement, which subsequent information may or may not be fully reflected in public disclosures by Sports Properties or Medallion Financial. The representations, warranties and covenants contained in the Framework Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Framework Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Framework Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. We will disclose any subsequent material developments in a Current Report on Form 8-K.

Transactions Set Forth in the Framework Agreement

The Framework Agreement sets forth the steps we will take to continue our business as a corporation that acquires and actively manages taxicab medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry. In particular, we will submit the Initial Charter Proposals, the Framework Transactions Proposals, the Secondary Charter Proposals and the Equity Incentive Plan Proposal to our stockholders for their approval and the Warrant Amendment Proposals to our warrantholders for their approval. We intend to enter into (i) agreements with our IPO underwriters to revise the compensation they will receive upon consummation of the transactions contemplated by the Framework Agreement and (ii) amendments to each of the letter agreements between us, BofA and each of the Founder Stockholders, pursuant to which each Founder Stockholder agrees to amend the definition of “Business Combination” and not elect to convert into cash any of its IPO Shares (whether acquired in the IPO or following the IPO) in connection with a vote on a “Business Combination” and Medallion Financial and the other Founder Stockholders agree to surrender certain of their Founders’ Shares prior to or upon consummation of the Framework Transactions for no consideration. We will also enter into certain ancillary documents.

Closing of the Transactions Contemplated by the Framework Agreement

The closing of the Framework Transactions will take place as soon as practicable following the satisfaction or waiver of all conditions described below under the subsection entitled “—Conditions to Closing,” or at such other time as we and Medallion Financial mutually agree. The transactions contemplated by the Framework Agreement are expected to be consummated promptly after the special meetings of our stockholders and warrantholders described in this proxy statement. At the closing we and Medallion Financial have agreed to deliver to each other various transaction documents duly executed.

Representations and Warranties

The Framework Agreement contains representations and warranties of Sports Properties relating, among other things, to:

•	due organization and similar corporate matters;

•	capital structure;

•	due authorization and execution, and enforceability;

•	consents and approvals; no violations;

•	SEC reports, financial statements and Sarbanes-Oxley Act;

•	absence of undisclosed liabilities;

•	absence of certain changes or events;

•	contracts;

•	litigation;

•	permits and compliance with applicable laws;

•	tax matters;

•	assets and properties;

•	transactions with affiliates;

•	employee matters;

•	required votes of our stockholders and warrantholders;

•	our trust account; and

•	brokers.

The Framework Agreement also contains representations and warranties of Medallion Financial relating, among other things, to:

•	due organization and similar corporate matters;

•	due authorization and execution, and enforceability;

•	consents and approvals; no violations;

•	litigation; and

•	brokers.

Covenants

The parties have each agreed to use commercially reasonable efforts to take such actions as are necessary, proper or advisable to consummate the transactions contemplated by the Framework Agreement. We have also agreed to continue to operate our business in the ordinary course prior to the closing and, unless otherwise required or permitted under the Framework Agreement, not to take the following actions, among others, without the prior written consent of Medallion Financial:

•

except in connection with the Initial Charter Proposals, the Framework Transactions Sub-Proposal 2, and the Secondary Charter Proposals, and amendments to our bylaws so they are consistent with amendments to our charter in connection with the Initial Charter Proposals, the Framework Transactions Sub-Proposal 2 and the Secondary Charter Proposals, amend our certificate of incorporation or bylaws (whether by merger, consolidation or otherwise);

•

split, combine or reclassify any shares of our capital stock or other equity securities or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of our capital stock or other equity securities, or redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any of our capital stock or other equity securities except as set forth in the Framework Agreement;

•

(x) issue, deliver or sell, or authorize the issuance, delivery or sale of, any of our capital stock, warrant or other equity securities, or (y) amend any term of any of our capital stock or other equity securities (in each case, whether by merger, consolidation or otherwise) except as set forth in the Framework Agreement;

•

acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any material assets, securities, properties, or businesses, other than in the ordinary course of business except as set forth in the Framework Agreement;

•	sell, lease or otherwise transfer, or create or incur any lien on, any of our assets, securities, properties, or businesses, other than in the ordinary course of business;

•	make any material loans, advances or capital contributions to, or investments in, any other person or entity;

•	create, incur, assume, suffer to exist or otherwise be liable with respect to any indebtedness for borrowed money or guarantees thereof;

•	enter into any hedging arrangements;

•

enter into or amend any material contract or enter into any agreement or arrangement that limits or otherwise restricts in any respect us, or any successor thereto, or that could, after the consummation of the Framework Transactions, limit or restrict in any respect us from engaging or competing in any line of business, in any location or with any person or, except in the ordinary course of business, otherwise waive, release or assign any material rights, claims or benefits;

•	increase compensation, bonus or other benefits payable to any director, officer or employee;

•	change the methods of accounting, except as required by concurrent changes in law or generally accepted accounting principles;

•

settle, or offer or propose to settle, any material litigation, investigation, arbitration, proceeding or other claim involving or against us, including any litigation, arbitration, proceeding or dispute that relates to the transactions contemplated by the Framework Agreement;

•

make or change any material tax election, change any annual tax accounting period, adopt or change any method of tax accounting, materially amend any tax returns or file claims for material tax refunds, enter any material closing agreement, settle any material tax claim, audit or assessment, or surrender any right to claim a material tax refund, offset or other reduction in tax liability;

•	take any action or omit to take any action that is reasonably likely to result in any of the closing conditions not being satisfied; or

•	agree, resolve or commit to do any of the foregoing.

The Framework Agreement also contains additional covenants of the parties, including, among others, covenants providing for:

•

preparation and filing of this proxy statement to solicit proxies from our stockholders and warrantholders to vote on the proposals that will be presented for consideration at the special meetings and reasonable best efforts by us and Medallion Financial to respond to any comments made by the SEC as promptly as practicable after such filing;

•

Sports Properties taking all action necessary to convene a meeting of stockholders and warrantholders to obtain the approval of the proposals that will be presented for consideration at the special meetings;

•	our ability to seek to purchase, or enter into binding contracts to purchase IPO Shares following the initial filing of the proxy statement with the SEC;

•	protection of confidential information of the parties and, subject to the confidentiality requirements, the provision of reasonable access to information;

•	the waiver by Medallion Financial of its rights to make claims against us to collect from the trust account for any monies that we may owe to it; and

•	amendment of our bylaws to ensure they are consistent with the provisions described in the proposed charter amendments.

Conditions to Closing

Consummation of the transactions contemplated by the Framework Agreement is conditioned upon

•	the affirmative vote of

•	a majority of the outstanding shares of our common stock entitled to vote at a stockholders meeting approving the Initial Charter Proposals,

•	a majority of the IPO Shares, and a majority of the outstanding shares of our common stock, cast at the stockholders meeting approving the Framework Transactions Sub-Proposal 1, and

•

a majority of the outstanding shares of our common stock entitled to vote, and a majority of the outstanding shares of our common stock cast at the stockholders meeting, approving the Framework Transactions Sub-Proposal 2,

•	the holders of an aggregate of fewer than 50% in interest of the IPO Shares both voting against the Framework Transactions Sub-Proposal 1 and exercising their conversion rights, and

•	a majority of the holders of our warrants approving the Warrant Amendment Proposals.

In addition, the consummation of the transactions contemplated by the Framework Agreement is conditioned upon, among other things:

•

no statute, rule, ruling, regulation, judgment, decision, order, injunction, writ or decree having been enacted, entered, ordered, promulgated, issued or enforced by any court or other governmental authority that is in effect and prohibits, enjoins or restricts the consummation of such transactions;

•

the accuracy of the representations and warranties made by each party and the delivery by each party to the other party of a certificate to the effect that the representations and warranties of each party are true and correct as of the closing, except as would not reasonably be expected to have a material adverse effect, and all covenants contained in the Framework Agreement having been materially complied with by each party;

•	the trust account containing at least $100 million (after payment to stockholders that exercise conversion rights and payment to stockholders from whom we purchase IPO Shares);

•

receipt by us of an opinion from Richards, Layton & Finger, P.A. relating to the charter amendments set forth in the Initial Charter Proposals and the Secondary Charter Proposals, which opinion has been obtained and is attached as Annex H to this proxy statement, and the amendments of our charter to provide for the charter amendment set forth in the Initial Charter Proposals and the Framework Transactions Sub-Proposal 2 having been filed with the Secretary of State of Delaware and being in full force and effect;

•

we and the underwriters in our IPO having entered into agreements to reduce the compensation they will receive upon the consummation of the transactions contemplated by the Framework Agreement to no more than the lesser of (x) 1.5% of the balance of the trust account after payment to converting stockholders and for forward purchase contracts of IPO Shares, and (y) $2.15 million, see the section entitled “ —Transactions Set Forth in the Framework Agreement;” and

•

we and the Founder Stockholders having entered into amendments to each of the letter agreements between us, BofA and each of the Founder Stockholders, pursuant to which Medallion Financial agrees to cancel all of its Founders’ Shares and the other Founder Stockholders agree to cancel certain of their Founders’ Shares prior to or upon consummation of the Framework Transactions so that the Founder Stockholders other than Medallion Financial retain no more than 25,000 Founders’ Shares in the aggregate . See the section entitled “—Transactions Set Forth in the Framework Agreement.”

Waiver

If permitted under applicable law, either we or Medallion Financial may waive any inaccuracies in the representations and warranties made to such party contained in the Framework Agreement or in any document delivered pursuant to the Framework Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Framework Agreement or in any document delivered pursuant to the Framework Agreement. The condition requiring that the holders of an aggregate of fewer than 50% in interest of the IPO Shares affirmatively vote against the Framework Transactions Sub-Proposal 1 and demand conversion of their shares into cash may not be waived. We would file a Current Report on Form 8-K and issue a press release to disclose any waiver of any representation, warranty or condition to the Framework Agreement. If such waiver is material to investors, a supplement to this proxy statement would also be sent to holders of IPO Shares as promptly as practicable. There can be no assurance that all of the conditions will be satisfied or waived. At any time prior to the closing, either we or Medallion Financial may, in writing, to the extent legally allowed, extend the time for the performance of any of the obligations or other acts of the other parties to the Framework Agreement.

The existence of the financial and personal interests of our directors may result in a conflict of interest on the part of one or more of them between what he may believe is best for us and what he or she may believe is best for himself or herself in determining whether or not to grant a waiver in a specific situation.

Termination

The Framework Agreement may be terminated at any time, but not later than the closing, as follows:

•	by mutual written consent of Sports Properties and Medallion Financial;

•	by either Sports Properties or Medallion Financial:

•

if any court of competent jurisdiction or other competent government authority has issued a statute, rule, regulation, order, decree or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting any or all of the transactions contemplated by the Framework Agreement, and such statute, rule, regulation, order, decree or injunction or other injunction has become final and non-appealable;

•

in the event of (i) a material breach of the Framework Agreement by the non-terminating party if such non-terminating party fails to cure such breach within twenty business days following notification thereof by the terminating party or (ii) the satisfaction of any condition to the terminating party’s obligations under the Framework Agreement becomes impossible if the failure of such condition to be satisfied is not caused by a breach of the Framework Agreement by the terminating party or its affiliates; or

•

if the transactions contemplated by the Framework Agreement are not consummated on or before the date on which Sports Properties’ existence terminates as set forth in our charter, unless such failure to consummate such transactions is due to the failure to act by the terminating party or its affiliates.

Effect of Termination

In the event of proper termination by either Sports Properties or Medallion Financial, the Framework Agreement will become void and have no effect, without any liability or obligation on the part of Sports Properties or Medallion Financial, except that:

•	the obligations regarding confidentiality and public disclosure as set forth in the Framework Agreement will survive;

•

the waiver by Medallion Financial of all rights against Sports Properties to collect from the trust account for any monies that may be owed to it by us for any reason whatsoever, including but not limited to a breach of the Framework Agreement, and the acknowledgement that Medallion Financial will not seek recourse against the trust account for any reason whatsoever, will survive;

•

the rights of the parties to bring actions against each other for any knowing or willful breach of any of the other party’s representations, warranties, covenants or other undertakings set forth in the Framework Agreement will survive; and

•	the fees and expenses incurred in connection with the Framework Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses.

Fees and Expenses

Whether or not the transactions contemplated by the Framework Agreement are consummated and except as otherwise provided in the Framework Agreement, each party will bear its own expenses in connection with the transactions contemplated by the Framework Agreement.

Confidentiality; Access to Information

Each party will afford to the other party and its financial advisors, accountants, counsel and other representatives prior to the completion of the transactions contemplated by the Framework Agreement reasonable access during normal business hours, upon reasonable notice, to all of their respective properties, books, records and personnel to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel, as each party may reasonably request. Sports Properties and Medallion Financial will maintain in confidence any non-public information received from the other party, and use such non-public information only for purposes of consummating the transactions contemplated by the Framework Agreement, subject to customary exceptions.

Amendments

The Framework Agreement may be amended by the parties thereto at any time by execution of an instrument in writing signed on behalf of each of the parties. We would file a Current Report on Form 8-K to disclose any amendment to the Framework Agreement entered into by the parties. If such amendment is material to investors, a supplement to this proxy statement would also be sent to holders of IPO Shares as promptly as practicable.

Public Announcements

The parties have agreed that until closing or termination of the Framework Agreement, the parties will:

•	cooperate in good faith to jointly prepare all press releases and public announcements pertaining to the Framework Agreement and the transactions contemplated thereby; and

•

not issue or otherwise make any public announcement or communication pertaining to the Framework Agreement or the transactions contemplated thereby without the prior consent of the other party, which will not be unreasonably withheld, except as may be required by applicable law or court process.

THE SECONDARY CHARTER PROPOSALS

General

At the special meeting, our stockholders will be asked to consider and vote on three sub-proposals to approve amendments to our charter which will eliminate certain provisions applicable only to special purpose acquisition corporations and revise certain other provisions in anticipation of our conduct as an operating company.

First Sub-Proposal—Proposal to Eliminate Special Purpose Acquisition Corporation Provisions

Reasons for the First Sub-Proposal; Effect

We are proposing to remove the provisions only applicable to us as a special purpose acquisition corporation prior to the completion of a “Business Combination,” as defined in our charter after giving effect to the Initial Charter Proposals, which will no longer be necessary or serve any further purpose. If the first sub-proposal is not approved by our stockholders (i) the proviso in the second sentence of Article Third of the charter, (ii) the third sentence of Article Third and (iii) all of the provisions in Article Sixth of our charter other than paragraph D of Article Sixth, as amended as set forth in the Initial Charter Proposals, will remain in our charter.

Specifics of the First Sub-Proposal

The proviso in the second sentence of Article Third of our charter (which will be deleted in its entirety if the first sub-proposal is approved by our stockholders) reads as follows:

“; provided, however, that in the event a Business Combination (as defined below) is not consummated prior to the Termination Date (as defined below), then the purposes of the Corporation shall automatically, with no action required by the board of directors or the stockholders, on the Termination Date be limited to effecting and implementing the dissolution and liquidation of the Corporation and the taking of any other actions expressly required to be taken herein on or after the Termination Date and the Corporation’s powers shall thereupon be limited to those set forth in Section 278 of the Delaware General Corporation Law and as otherwise may be necessary to implement the limited purposes of the Corporation as provided herein.”

The third sentence of Article Third of our charter (which will be deleted in its entirety if the first sub-proposal is approved by our stockholders) reads as follows:

“This Article Third may not be amended without the affirmative vote of at least 95% of the IPO Shares.”

Each provision of Article Sixth of our charter (which, other than Section D thereof, will be deleted in its entirety if the first sub-proposal is approved by our stockholders) would read as follows after giving effect to the amendment contemplated by the Initial Charter Proposals (Section D is omitted):

“SIXTH: The introduction and the following provisions (A) through (F) shall apply during the period commencing upon the filing of this Amended and Restated Certificate of Incorporation and terminating upon the earlier to occur of: (i) the consummation of a Business Combination or (ii) the Termination Date and may not be amended prior thereto without the affirmative vote of at least 95% of the IPO Shares cast at a meeting of stockholders of the Corporation. A “Business Combination” shall mean (i) the initial acquisition by the Corporation, whether by merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar type of transaction or a combination of the foregoing, of the assets of one or more domestic or international operating businesses, or one or more domestic or international operating businesses themselves, in the sports, leisure and entertainment industries having, collectively, a fair market value (as calculated in accordance with the requirements set forth below) of at least 80% of the Corporation’s net assets at the time of the acquisition (excluding deferred underwriting discounts and commissions) or (ii) consummation of substantially all of the transactions contemplated by the Framework Agreement, dated as of November 18, 2009, by and between the Corporation, and Medallion Financial (the “Framework Transaction”). For purposes of this Article Sixth, the fair market value of an acquisition proposed for a Business Combination shall be determined by the board of directors based upon financial standards generally accepted by the financial community, such as actual and potential sales, earnings and cash flow and book value. If the board of directors of the Corporation is not able to independently determine the fair market value of the target business, the Corporation shall obtain an opinion with regard to such fair market value from an unaffiliated, independent investment banking firm which may or may not be a member of the Financial Industry Regulatory Authority, Inc. Such opinion shall be included in the Corporation’s proxy solicitation materials, furnished to stockholders in connection with their vote on such a Business Combination.

A. Prior to the consummation of any Business Combination, the Corporation shall submit such Business Combination to its stockholders for approval regardless of whether the Business Combination is of a type which normally would require such stockholder approval under the DGCL. In the event a majority of the IPO Shares cast at a meeting of stockholders of the Corporation to approve the Business Combination are voted for the approval of such Business Combination, then the Corporation shall be authorized to consummate the Business Combination; provided the Corporation shall not consummate any Business Combination if holders of an aggregate of 50% or more in interest of the IPO Shares both vote against a Business Combination and exercise their conversion rights described in paragraph B below.

B. In the event a Business Combination is approved in accordance with the above Paragraph (A) and is consummated by the Corporation, any stockholder of the Corporation holding shares of Common Stock issued in the Corporation’s initial public offering of securities (such offering, the “IPO”; such shares, “IPO Shares”) who voted either for or against the Business Combination may, contemporaneous with such vote, demand the Corporation convert his IPO Shares into cash. If so demanded, the Corporation shall, promptly after consummation of the Business Combination, convert, subject to the availability of lawful funds therefor, such shares at a per share conversion price equal to (i) the amount held in the Trust Account (as defined below) (net of taxes payable and amounts released to the Corporation as described in Paragraph (C) below and calculated as of two business days prior to the consummation of the Business Combination), divided by (ii) the total number of IPO Shares.

C. Immediately after the IPO, the amount of the net offering proceeds received by the Corporation in the IPO (including the proceeds of any exercise of the underwriter’s over-allotment option) specified in the Corporation’s registration statement on Form S-1 filed with the Securities and Exchange Commission at the time it goes effective and the amount of proceeds received from the Private Placement (as defined below) shall be deposited and thereafter held in a trust account established by the Corporation (the “Trust Account”). Neither the Corporation nor any officer, director or employee of the Corporation shall disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination or (ii) the Termination Date, in each case in accordance with the terms of the investment management trust agreement governing the Trust Account; provided, however, that the Corporation shall be entitled to withdraw interest income from the Trust Account as would be required to pay franchise taxes or taxes on the interest earned on the Trust Account, and additionally up to an aggregate of two million two hundred fifty thousand dollars ($2,250,000) of interest income for working capital purposes. A holder of units or warrants to purchase Common Stock (the “Placement Securities”) issued by the Corporation in a private offering (the “Private Placement”) which is consummated prior to the IPO, or Common Stock issued prior to the IPO shall not have any right or interest of any kind (conversion or liquidation) in distributions from the Trust Account with respect to such securities.”

“E. Unless and until the Corporation has consummated a Business Combination as permitted under this Article Sixth, the Corporation may not consummate any other business combination, whether by merger, capital stock exchange, stock purchase, asset acquisition, exchangeable share transaction or otherwise.

F. A holder of IPO Shares shall be entitled to receive funds from the Trust Account only (i) in the event of a liquidation of the Trust Account to holders of the IPO Shares in connection with the termination of the Corporation’s existence on the Termination Date, pursuant to the terms of the investment management trust agreement governing the Trust Account or (ii) in the event he, she or it demands conversion of such IPO Shares in accordance with Paragraph (B) above. In no other circumstances shall a holder of IPO Shares have any right or interest of any kind in or to the Trust Account. A holder of shares issued in a private placement concurrently with or prior to the consummation of the IPO shall not have any right or interest of any kind in or to the Trust Account with respect to such securities.”

Our charter purports to prohibit any amendment to Article Third without the affirmative vote of at least 95% of the IPO Shares. The prospectus we issued in our IPO stated that we had been advised that such provision limiting our ability to amend our charter may not be enforceable under Delaware law. While our IPO prospectus indicated that we viewed the charter provisions purporting to prohibit amendments to certain of its provisions without the affirmative vote cast at a meeting of stockholders of at least 95% of IPO Shares as obligations to our stockholders and stated that our officers and directors would not recommend or take any action to waive or amend any of these provisions that would take effect prior to the consummation of our initial business combination, in light of the reasons for the Secondary Charter Proposals set forth in the preceding paragraphs, we believe it is in the best interest of our stockholders to proceed with the the Secondary Charter Proposals.

We have received an opinion from special Delaware counsel, Richards, Layton & Finger, P.A., concerning the validity of the Initial Charter Proposals. We did not request Richards, Layton & Finger, P.A. to opine on whether the clause currently contained in Article Third of our charter prohibiting amendment of Article Third without the affirmative vote of at least 95% of the IPO Shares was valid when adopted and do not intend to seek advice of counsel on that question from any other source. Richards, Layton & Finger, P.A. concluded in its opinion, based upon the analysis set forth therein and its examination of Delaware law, and subject to the assumptions, qualifications, limitations and exceptions set forth in its opinion, that “the provision in the last sentence of… Article Third… of the [charter], which requires the holders of 95% of the IPO Shares to approve any amendments to… Article Third… effectively eliminates [Sports Properties’] (and, consequently, [Sports Properties’] directors’ and stockholders’) statutory power to amend… Article Third… and [is] therefore not valid under the General Corporation Law” and that “the [charter amendments set forth in, among others, the Secondary Charter Proposals]… if duly adopted by the board of directors of [Sports Properties] (by vote of the majority of the directors present at a meeting at which a quorum is present or, alternatively, by unanimous written consent) and duly approved by the holders of a majority of the outstanding stock of [Sports Properties] entitled to vote thereon, all in accordance with Section 242(b) of the General Corporation Law, would be valid and effective when filed with the Secretary of State in accordance with Sections 103 and 242 of the General Corporation Law.” A copy of Richards, Layton & Finger, P.A.’s opinion is included as Annex H to this proxy statement, and stockholders are urged to review it in its entirety.

Because our charter in its current form does not allow for us to amend any portion of Article Third without the requisite stockholder approval described above, each person who purchased his, her or its IPO Shares in the IPO and still held such shares upon learning of the facts set forth above may have securities law claims against us for rescission (under which a successful claimant has the right to receive the total amount paid for his, her or its securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security).

Such claims may entitle stockholders asserting them to as much as $10.00 or more per share, based on the initial offering price of the IPO units comprised of stock and warrants, less any amount received from sale of the original warrants purchased with them, plus interest from the date of our IPO (which, in the case of holders of IPO Shares, may be more than the pro rata share of the trust account to which they are entitled on conversion or liquidation).

In general, a person who purchased shares pursuant to a defective prospectus or other representation must make a claim for rescission within the applicable statute of limitations period, which, for claims made under Section 12 of the Securities Act of 1933, as amended, and some state statutes, is one year from the time the claimant discovered or reasonably should have discovered the facts giving rise to the claim, but not more than three years from the occurrence of the event giving rise to the claim. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of his, her or its shares caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining the shares. Claims under the anti-fraud provisions of the federal securities laws must generally be brought within two years of discovery, but not more than five years after occurrence. Rescission and damages claims would not necessarily be finally adjudicated by the time the transactions contemplated by the Framework Agreement may be completed, and such claims would not be extinguished by consummation of such transactions.

Even if you do not pursue such claims, others, who may include all holders of IPO Shares, may. We cannot predict whether stockholders will bring such claims, how many might bring them or the extent to which they might be successful.

Second Sub-Proposal—Proposal to Change Our Name From “Sports Properties Acquisition Corp.” to “Medallion Management, Inc.”

Reasons for the Second Sub-Proposal; Effect

We are proposing to change our name from “Sports Properties Acquisition Corp.” to “Medallion Management, Inc.” Our board of directors believes this name change is desirable because we would no longer be a special acquisition corporation.

Specifics of the Second Sub-Proposal

If the second sub-proposal is approved, Article First of our charter will be amended and restated to read as follows:

“FIRST: The name of the Corporation is “Medallion Management, Inc.” (hereinafter sometimes referred to as the “Corporation”).”

Third Sub-Proposal—Proposal to Increase the Number of Shares Authorized

Reasons for the Third Sub-Proposal; Effect

We are proposing to increase the number of authorized shares of capital stock. Our current charter authorizes the issuance of up to 101,000,000 shares of stock, consisting of (i) 100,000,000 shares of common stock, par value $0.001 per share, and (ii) 1,000,000 shares of preferred stock, par value $0.001 per share. On the record date for the special meetings, we had outstanding 26,945,371 shares of our common stock and no shares of preferred stock. After giving effect to the exercise of outstanding 27,556,300 warrants, we will have 46,498,329 shares of authorized but unissued capital stock. We believe the greater number of authorized number of shares of capital stock is desirable because we would have additional authorized shares of common and preferred stock for financing our business, for acquiring other businesses, for forming strategic partnerships and alliances, for stock dividends and stock splits and for use in connection with stock plans and to pursue other corporate purposes that our board of directors may identify. We have no current plans to effect any such transactions. The terms of the additional shares of preferred stock proposed to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the board of directors of the Company. If the third sub-proposal is not approved by our stockholders, the number of authorized shares of our stock will remain 101,000,000.

Specifics of the Third Sub-Proposal

We are proposing to increase the number of authorized shares of stock from 101,000,000 to 550,000,000, of which 500,000,000 shares will be designated common stock, par value $.001 per share, and 50,000,000 shares will be designated preferred stock, par value $.001 per share.

Consequences If the Secondary Charter Proposals Are Not Approved

If any sub-proposal is not approved by the requisite vote of stockholders at the special meeting, that sub-proposal will not take effect. A failure to approve any particular sub-proposal of the Secondary Charter Proposals by the requisite vote will not affect the adoption, implementation or effectiveness of any other sub-proposal of the Secondary Charter Proposals for which the requisite stockholder approval is obtained.

Appraisal Rights

Our stockholders do not have appraisal rights under the Delaware General Corporation Law in connection with the Secondary Charter Proposals (including any related sub-proposal).

Required Vote

The approval of each sub-proposal described in this section will require the affirmative vote of the holders of a majority of our common stock outstanding on the record date. Because these proposals require the affirmative vote of a majority of the shares of common stock outstanding for approval, abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against each sub-proposal.

Recommendation of Our Board of Directors

Our board of directors, in connection with its approval of the transactions contemplated by the Framework Agreement, has unanimously declared the advisability of and approved the Secondary Charter Proposals. Our board of directors unanimously recommends that you vote or give instructions to vote “FOR” the approval of the Secondary Charter Proposals, including each related sub-proposal.

THE EQUITY INCENTIVE PLAN PROPOSAL

General

On November 16, 2009, our board of directors adopted the 2010 Equity Incentive Plan, and now we are seeking stockholder approval of the 2010 Equity Incentive Plan which will be effective upon the consummation of the transactions contemplated by the Framework Agreement.

Reasons for the Equity Incentive Plan Proposal; Effects

We believe the 2010 Equity Incentive Plan is necessary to provide us the ability to attract and retain qualified employees, non-employee directors, executive officers, consultants and other key personnel and service providers. The 2010 Equity Incentive Plan will be administered by a committee (which may be the compensation committee) appointed by our board of directors. Reference below to the committee includes a reference to the board for those periods in which the board is acting. The 2010 Equity Incentive Plan will permit the granting of stock options, restricted shares of common stock, share appreciation rights, phantom shares, dividend equivalent rights and other equity-based awards.

Summary of the 2010 Equity Incentive Plan

The following is a summary of the 2010 Equity Incentive Plan, a copy of which is attached as Annex F to this proxy statement and is incorporated by reference into this proxy statement. The rights and obligations of Sports Properties are governed by the express terms and conditions of the 2010 Equity Incentive Plan and not by this summary. This summary and the summaries of the 2010 Equity Incentive Plan elsewhere in this proxy statement may not contain all of the information about the 2010 Equity Incentive Plan that is of importance to you and are qualified in its entirety by reference to the complete text of the 2010 Equity Incentive Plan. We encourage you to read the 2010 Equity Incentive Plan carefully and in its entirety for a more complete understanding of the 2010 Equity Incentive Plan.

Administration

The committee appointed by our board of directors to administer the 2010 Equity Incentive Plan will have the full authority to administer and interpret the 2010 Equity Incentive Plan, to authorize the granting of awards, to determine the eligibility of directors, officers, consultants and other key personnel and service providers, to determine the number of shares of common stock to be covered by each award (subject to the individual participant limitations provided in the 2010 Equity Incentive Plan), to determine the terms, provisions and conditions of each award (which may not be inconsistent with the terms of the 2010 Equity Incentive Plan), to prescribe the form of instruments evidencing awards and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the 2010 Equity Incentive Plan or the administration or interpretation thereof. In connection with this authority, the committee may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse. From and after the consummation of the transactions contemplated by the Framework Agreement, the 2010 Equity Incentive Plan will be administered by a committee consisting solely of non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 under the Exchange Act, a non-employee director and will, at such times as we are subject to Section 162(m) of the Code and intend that grant be exempt from the restriction of Section 162(m), qualify as an outside director for purposes of Section 162(m) of the Code, or, if no committee exists, the board of directors.

Eligibility

All of our employees, non-employee directors, executive officers, consultants and other key personnel and service providers as well as our subsidiaries and any of our affiliates are eligible to receive awards under the 2010 Equity Incentive Plan. Each member of our committee that administers the 2010 Equity Incentive Plan will be both a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Code.

Authorization

Our 2010 Equity Incentive Plan provides for grants of restricted common stock and other equity-based awards up to an aggregate of 7.5% of the issued and outstanding shares of our common stock at the time of the award, subject to a ceiling of 4,000,000 shares available for issuance under the 2010 Equity Incentive Plan. In addition, subject to adjustment upon certain corporate transactions or events, incentive stock options for more than 400,000 shares of common stock over the life of the 2010 Equity Incentive Plan may not be granted. If an option or other award granted under the 2010 Equity Incentive Plan expires or terminates, the shares subject to any portion of the award that expires, forfeits or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards. Unless previously terminated by our board of directors, no new award may be granted under the 2010 Equity Incentive Plan after the tenth anniversary of the date that such plan was initially approved by our board of directors.

Section 162(m) of the Code limits publicly held companies to an annual deduction for U.S. federal income tax purposes of $1,000,000 for compensation paid to each of their chief executive officer and their three highest compensated executive officers (other than the chief executive officer or the chief financial officer) determined at the end of each year, referred to as covered employees. However, performance-based compensation is excluded from this limitation. The 2010 Equity Incentive Plan is designed to permit the committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), but it is not required under the 2010 Equity Incentive Plan that awards qualify for this exception.

No awards under the 2010 Equity Incentive Plan were outstanding prior to completion of this proxy statement. The initial awards described below will become effective upon the consummation of the transactions contemplated by the Framework Agreement.

Options

The terms of specific options, including whether options shall constitute “incentive stock options” for purposes of Section 422(b) of the Code, shall be determined by the committee. The exercise price of an option shall be determined by the committee and reflected in the applicable award agreement. The exercise price with respect to incentive stock options may not be lower than 100% (110% in the case of an incentive stock option granted to a 10% stockholder, if permitted under the plan) of the fair market value of our common stock on the date of grant. Each option will be exercisable after the period or periods specified in the award agreement, which will generally not exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder, if permitted under the plan). Options will be exercisable at such times and subject to such terms as determined by the committee.

Share Awards

The 2010 Equity Incentive Plan also provides for the grant of share awards. A restricted share award is an award of shares of common stock that is subject to restrictions on transferability and such other restrictions, if any, as the committee may impose at the date of grant. Grants of restricted shares of common stock will be subject to vesting schedules as determined by the committee. The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the committee may determine. A participant granted restricted shares of common stock has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive dividends on the restricted shares of common stock. Although dividends may be paid on restricted shares of common stock, whether or not vested, at the same rate and on the same date as on shares of our common stock, holders of restricted shares of common stock are prohibited from selling such shares until they vest.

Share Appreciation Rights

Share appreciation rights, when issued, will reduce the number of shares available for grant under the 2010 Equity Incentive Plan and will vest as provided in the applicable award agreement. Share appreciation rights represent a right to receive the fair market value of a share of common stock, or, if provided by the committee, the right to receive the fair market value of a share of common stock in excess of a base value established by the committee at the time of grant. Share appreciation rights may generally be settled in cash or by transfer of shares of common stock (as may be elected by the participant or the committee, as may be provided by the committee at grant). The committee may, in its discretion and under certain circumstances, permit a participant to receive as settlement of the share appreciation rights installments over a period not to exceed ten years.

Phantom Shares

Phantom shares, when issued, will reduce the number of shares available for grant under the 2010 Equity Incentive Plan and will vest as provided in the applicable award agreement. A phantom share represents a right to receive the fair market value of a share of common stock, or, if provided by the committee, the right to receive the fair market value of a share of common stock in excess of a base value established by the committee at the time of grant. Phantom shares may generally be settled in cash or by transfer of common shares (as may be elected by the participant, in accordance with procedures established by the committee, or us, as may be provided by the committee at grant).

Dividend Equivalents

A dividend equivalent is a right to receive (or have credited) the equivalent value (in cash or shares of common stock) of dividends paid on shares of common stock otherwise subject to an award. The committee may provide that amounts payable with respect to dividend equivalents shall be converted into cash or additional shares of common stock. The committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate.

Other Equity-Based Awards

The 2010 Equity Incentive Plan authorizes the granting of other awards based upon shares of our common stock (including the grant of securities convertible into shares of common stock and share appreciation rights and LTIP units), subject to terms and conditions established at the time of grant.

LTIP units are a special class of partnership interests in our operating partnership. Each LTIP unit awarded under the 2010 Equity Incentive Plan will be equivalent to an award of one share of common stock under the 2010 Equity Incentive Plan, reducing the number of shares available for other equity awards on a one-for-one basis. We will not receive a tax deduction for the value of any LTIP units granted under the 2010 Equity Incentive Plan. The vesting period for any LTIP units, if any, will be determined at the time of issuance. LTIP units, whether vested or not, will receive the same per unit profit distributions as units of our operating partnership, which profit distribution will generally equal per share distributions on shares of common stock.

Change of Control

Upon a change of control (as defined in the 2010 Equity Incentive Plan), the committee may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the change of control, but only if the committee determines that the adjustments do not have a substantial adverse economic impact on the participants (as determined at the time of the adjustments) and may among other things accelerate vesting or forfeiture of unvested awards in connection with such event.

Amendment; Termination

Our board of directors may amend, suspend, alter or discontinue the 2010 Equity Incentive Plan but cannot take any action that would impair the rights of a participant without such participant’s consent. To the extent necessary and desirable (including as required by law or any stock exchange rules), the board of directors must obtain approval of our stockholders for any amendment that would:

•	other than through adjustment as provided in the 2010 Equity Incentive Plan, increase the total number of shares of common stock reserved for issuance under the 2010 Equity Incentive Plan; or

•	change the class of officers, directors, employees, consultants and advisors eligible to participate in the 2010 Equity Incentive Plan.

The committee or our board of directors may amend the terms of any award granted under the 2010 Equity Incentive Plan, prospectively or retroactively, except that no amendment may adversely affect the rights of any participant with respect to awards previously granted unless such amendments are in connection with applicable laws without his or her consent.

Certain U.S. Federal Income Tax Consequences

Non-Qualified Stock Options

In general, no income will be recognized by an option holder at the time a non-qualified stock option is granted. Ordinary income will generally be recognized by an option holder, however, at the time a non-qualified stock option is exercised in an amount equal to the excess of the fair market value of the underlying common stock on the exercise date over the exercise price. We will generally be entitled to a deduction for U.S. federal income tax purposes in the same amount as the amount included in ordinary income by the option holder with respect to his or her non-qualified stock option. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will generally be long-term or short-term capital gain depending on the holding period involved. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price of the non-qualified stock option and the amount included in income with respect to the option. Notwithstanding the foregoing, in the event that exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply.

Incentive Stock Options

In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to an option holder or a deduction for us. To receive special tax treatment as an incentive stock option under the Code as to shares acquired upon exercise of an incentive stock option, an option holder must neither dispose of the shares within two years after the incentive stock option is granted nor within one year after the transfer of the shares to the option holder pursuant to exercise of the option. In addition, the option holder must be employed by us or a qualified subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option. (Special rules apply in the case of the death of the option holder.) Incentive stock option treatment under the Code generally allows the sale of shares of our common stock received upon the exercise of an incentive stock option to result in any gain being treated as a capital gain to the option holder, but we will not be entitled to a tax deduction. The exercise of an incentive stock option (if the holding period rules described in this paragraph are satisfied), however, will give rise to income includable by the option holder in his or her alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the stock acquired on the date of the exercise of the option over the exercise price.

If the holding period rules noted above are not satisfied, gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option will be characterized as ordinary income. This gain will be equal to the difference between the exercise price and the fair market value of the shares at the time of exercise. (Special rules may apply to disqualifying dispositions where the amount realized is less than the value at exercise.) We will generally be entitled to a deduction equal to the amount of such gain included by an option holder as ordinary income. Any excess of the amount realized upon such disposition over the fair market value at exercise will generally be long-term or short-term capital gain depending on the holding period involved. Notwithstanding the foregoing, if exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply.

Restricted Shares

Unless a holder of restricted shares makes an “83(b) election” (as discussed below), there generally will be no tax consequences as a result of the grant of restricted shares until the restricted shares are no longer subject to a substantial risk of forfeiture or are transferable (free of the risk). Dividends paid on unvested shares, if retained by the grantee, will generally be treated as compensation income for U.S. federal income tax purposes (unless an 83(b) election has been made, as discussed below). Generally, when the restrictions are lifted, the holder will recognize ordinary income, and we will be entitled to a deduction, equal to the difference between the fair market value of the shares at that time and the amount, if any, paid by the holder for the restricted shares. Subsequently realized changes in the value of the shares generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of the shares. In general terms, if a holder makes an 83(b) election (under Section 83(b) of the Code) upon the award of restricted shares, the holder will recognize ordinary income on the date of the award of restricted shares, and we will be entitled to a deduction, equal to (i) the fair market value of the restricted shares as though the shares were (A) not subject to a substantial risk of forfeiture or (B) transferable, minus (ii) the amount, if any, paid for the restricted shares. If an 83(b) election is made, there will generally be no tax consequences to the holder upon the lifting of restrictions, and all subsequent appreciation in the restricted shares generally would be eligible for capital gains treatment. In the event of a forfeiture after an 83(b) election is made, no deduction or loss will be available, other than with respect to amounts actually paid for the shares.

Share Appreciation Rights

There are no tax consequences to the option holder or to us upon the grant of a share appreciation right. The option holder will generally recognize ordinary income upon the exercise of a share appreciation right in an amount equal to the cash or fair market value of common stock received, and we will be entitled to a corresponding deduction at that time. Both we and the option holder are required to satisfy the applicable tax withholding requirements, unless the option holder is a non-employee director, where in such case tax withholding would not be required.

Phantom Shares

It is generally expected that any phantom shares would be designed with the intention that there will be no tax consequences as a result of the granting of a phantom share until payment is made with respect to the phantom share. When payment is made, the participant generally would recognize ordinary income, and we would generally be entitled to a deduction, equal to the fair market value of the common stock and cash, as applicable, received upon payment.

Dividend Equivalent Rights

There generally will be no tax consequences as a result of the award of a dividend equivalent right. When payment is made, the holder of the dividend equivalent right generally will recognize ordinary income, and we will be entitled to a deduction, equal to the amount received in respect of the dividend equivalent right.

LTIP Units

There generally will be no tax consequences upon the issuance and vesting of an LTIP Unit. In general, the holder of an LTIP Unit will be taxed as a partner, and will therefore be taxed on his or her respective share of the ordinary income and capital gains of the partnership.

Consequences If the Equity Incentive Plan Proposal Is Not Approved

If our stockholders do not approve the Equity Incentive Plan Proposal, we will not adopt the 2010 Equity Incentive Plan. Our board of directors believes that it is in our best interest to have an equity incentive program. The 2010 Equity Incentive Plan provides a meaningful opportunity for employees, non-employee directors, executive officers, consultants and other key personnel and service providers to acquire a proprietary interest in our company, thereby encouraging those individuals to remain in our service and more closely align their interests with those of the stockholders.

If any of the Initial Charter Proposals (including any related sub-proposal), the Framework Transactions Proposals (including any related sub-proposal) or the Warrant Amendment Proposals (including any related sub-proposal) are not approved, the Equity Incentive Plan Proposal will not be presented to stockholders for a vote.

Appraisal Rights

Our stockholders do not have appraisal rights under the Delaware General Corporation Law in connection with the Equity Incentive Plan Proposal.

Required Vote

The affirmative vote of the majority of the votes cast at the special meeting will be required to approve the Equity Incentive Plan Proposal. Abstentions will have the effect of a vote against the Equity Incentive Plan Proposal but broker non-votes or a failure to vote will have no effect upon the Equity Incentive Plan Proposal. The approval of the Equity Incentive Plan Proposal is a not a condition to consummation of the transactions contemplated by the Framework Agreement.

Recommendation of Our Board of Directors

Our board of directors unanimously recommends that our stockholders vote “FOR” the approval of the Equity Incentive Plan Proposal.

THE STOCKHOLDERS ADJOURNMENT PROPOSAL

The Stockholders Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting of stockholders to a later date or dates to permit further solicitation and vote of proxies if at the time of the special meeting it appears that we cannot complete the Framework Transactions. In no event will we adjourn the special meeting or consummate the transactions contemplated by the Framework Agreement beyond the date by which we may properly do so under our charter and Delaware law. The purpose of the Stockholders Adjournment Proposal is to provide more time for us to make purchases of IPO Shares or other arrangements that would increase the likelihood of obtaining a favorable vote on the Initial Charter Proposals, the Framework Transactions Proposals and the Secondary Charter Proposals, to meet the requirement that the holders of fewer than 50% of the IPO Shares vote against the Framework Transactions Sub-Proposal 1 and demand that their IPO Shares be converted into cash or to permit further solicitation for other reasons. See the section entitled “The Framework Transactions Proposals—The Framework Transactions Sub-Proposal 1—Actions That May Be Taken to Secure Approval of Our Stockholders.”

In addition to an adjournment of the special meeting upon approval of the Stockholders Adjournment Proposal, our board of directors is empowered under Delaware law to postpone the meeting at any time prior to the meeting being called to order. In such event, we will issue a press release and take such other steps as we believe are necessary and practical in the circumstances to inform our stockholders of the postponement.

Consequences If the Stockholders Adjournment Proposal Is Not Approved

If the Stockholders Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the special meeting to a later date even if, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the transactions contemplated by the Framework Agreement (because the Initial Charter Proposals, the Framework Transactions Proposals and the Secondary Charter Proposals are not approved or because the holders of 50% or more of the IPO Shares vote against the Framework Transactions Sub-Proposal 1 and demand conversion of their IPO Shares into cash) or it otherwise appears at the time of the special meeting that we cannot complete the Framework Transactions. In such event, the transactions contemplated by the Framework Agreement would not be completed and, unless we are able to consummate a “Business Combination” (as defined in our charter) no later than the date on which our existence terminates as provided in our charter (January 17, 2010), we will be required to liquidate.

Required Vote

The approval of the Stockholders Adjournment Proposal requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote at the special meeting, even if less than a quorum. A broker non-vote will have no effect on the Stockholders Adjournment Proposal. An abstention will have the same effect as a vote against the Stockholders Adjournment Proposal.

Adoption of the Stockholders Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

Recommendation of Our Board of Directors

Our board of directors unanimously recommends that our stockholders vote “FOR” the approval of the Stockholders Adjournment Proposal.

THE WARRANT AMENDMENT PROPOSALS

General

In connection with the proposed transactions contemplated by the Framework Agreement, we are proposing amendments to the Warrant Agreement governing our outstanding warrants, consisting of the following sub-proposals, to provide that (i) the exercise price of our warrants will be increased from $7.00 to $12.00 per share, (ii) the expiration date of the warrants will be extended from January 17, 2012 to January 17, 2015, (iii) the price at which our common stock must trade before we are able to redeem the warrants we issued in our IPO will be increased from $14.25 to $18.75 and (iv) the cashless exercise feature of the warrants we issued in our IPO will be eliminated. Pursuant to the Warrant Agreement, the parties may amend the Warrant Agreement with the written consent of the registered holders of a majority of the then outstanding warrants. Approval of the Warrant Amendment Proposals (including each related sub-proposal) is a condition to consummation of the transactions contemplated by the Framework Agreement. The amendments pursuant to the Warrant Amendment Proposals will be effective immediately upon closing of the transactions contemplated by the Framework Agreement.

There are currently 27,556,300 warrants outstanding, 21,556,300 of which were issued in our IPO and 6,000,000 of which in the aggregate were issued to Medallion Financial and Tony Tavares, our Chief Executive Officer and President, in the Private Placement. The warrants issued in the Private Placement will retain their cashless exercise feature.

The foregoing descriptions of the Warrant Amendment Proposals are only a summary. The full text of the form of the amendment to the Warrant Agreement which implements the Warrant Amendment Proposals, a copy of which is attached as Annex E to this proxy statement, is incorporated by reference into this proxy statement. Our rights and obligations are governed by the express terms and conditions of the Warrant Agreement amendment which implements the Warrant Amendment Proposals and not by this summary. This summary and the summaries of the Warrant Amendment Proposals elsewhere in this proxy statement may not contain all of the information about the Warrant Amendment Proposals that is of importance to you and are qualified in their entirety by reference to the complete text of the Warrant Agreement amendment which implements the Warrant Amendment Proposals. We encourage you to read the Warrant Agreement amendment which implements the Warrant Amendment Proposals carefully and in its entirety for a more complete understanding of the Warrant Amendment Proposals.

Reasons for the Warrant Amendment Proposals; Effects

We believe the amendments to the warrants are appropriate given the proposed change in our structure following completion of the transactions contemplated by the Framework Agreement. We believe one of the effects of increasing the exercise price of the warrants is that the exercise of the warrants will result in a transaction that is less dilutive to our stockholders in that we will receive more consideration per share than the net asset value per share immediately following the consummation of the transactions contemplated by the Framework Agreement. Under the terms of the Warrant Agreement, we may lower the exercise price without the consent of our warrantholders. Additionally, if the transactions contemplated by the Framework Agreement are not consummated and we do not complete a “Business Combination” (as defined in our charter) by January 17, 2010, the warrants will expire worthless. If the Warrant Amendment Proposals are approved, all other terms of our warrants will remain the same. It is anticipated that one of the likely effects of increasing the prices at which our common stock must trade before we are able to redeem our public warrants is that the amount of time we would have to wait before we can redeem our public warrants will increase, thereby giving our warrantholders more time to exercise their warrants. Eliminating the cashless feature of the warrants we issued in our IPO will increase the “upside” for our warrantholders because they will receive a greater number of shares of our common stock by paying cash for such exercise.

The Founder Stockholders have informed us that they intend to vote in favor of the Warrant Amendment Proposals (including all related sub-proposals) at the special meeting. As described in the section entitled “The Framework Transactions Proposals—Interests of Our Directors and Executive Officers and Certain Persons in the Framework Transactions Proposals,” the Founder Stockholders may have interests that differ from those of our other warrantholders.

Consequences If the Warrant Amendment Proposals Are Not Approved

If the Warrant Amendment Proposals (including any related sub-proposal) are not approved by our warrantholders, the proposed amendments to the warrants will not take effect. In such event, the transactions contemplated by the Framework Agreement would not be completed and, unless we are able to consummate a “Business Combination” (as defined in our charter) no later than the date on which our existence terminates (January 17, 2010), we will be required to liquidate and the warrants will expire worthless.

Required Vote

Approval of each sub-proposal of the Warrant Amendment Proposals requires the affirmative vote of the holders of a majority of our warrants outstanding on the record date. Because each sub-proposal requires the affirmative vote of a majority of our warrants outstanding, abstentions and shares not entitled to vote because of a broker non-vote will have the same effect as a vote against a sub-proposal.

If the Initial Charter Proposals (including any related sub-proposal) or the Framework Transactions Proposals (including any related sub-proposal) are not approved, we will not present any proposal to our warrantholders, except for the Warrantholders Adjournment Proposal.

Recommendation of Our Board of Directors

Our board of directors, in connection with its approval of the transactions contemplated by the Framework Agreement, has unanimously approved the Warrant Amendment Proposals. Our board of directors unanimously recommends that you vote or give instructions to vote “FOR” the approval of the Warrant Amendment Proposals (including each related sub-proposal).

THE WARRANTHOLDERS ADJOURNMENT PROPOSAL

The Warrantholders Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting of warrantholders to a later date or dates to permit further solicitation and vote of proxies if at the time of the special meeting we are not authorized to approve the Warrant Amendment Proposals or it appears that we cannot complete the Framework Transactions. In no event will we adjourn the special meeting or approve the Warrant Amendment Proposals beyond the date by which we may properly do so under our charter and Delaware law. The purpose of the Warrantholders Adjournment Proposal is to provide more time for us to make purchases of warrants or other arrangements that would increase the likelihood of obtaining a favorable vote on the Warrant Amendment Proposals or to permit further solicitation for other reasons.

In addition to an adjournment of the special meeting upon approval of the Warrantholders Adjournment Proposal, our board of directors is empowered under Delaware law to postpone the meeting at any time prior to the meeting being called to order. In such event, we will issue a press release and take such other steps as we believe are necessary and practical under the circumstances to inform our warrantholders of the postponement.

Consequences If the Warrantholders Adjournment Proposal Is Not Approved

If the Warrantholders Adjournment Proposal is not approved by our warrantholders, our board of directors may not be able to adjourn the special meeting to a later date if, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve any of the Warrant Amendment Proposals or it otherwise appears at the time of the special meeting that we cannot complete the Framework Transactions by the date on which our existence terminates (January 17, 2010). In such event, the proposed warrant amendments would not be implemented.

Required Vote

The approval of the Warrantholders Adjournment Proposal requires the affirmative vote of a majority of the warrants present in person or represented by proxy and entitled to vote at the special meeting, even if less than a quorum. A broker non-vote will have no effect on the Warrantholders Adjournment Proposal. An abstention will have the same effect as a vote against the Warrantholders Adjournment Proposal. Adoption of the Warrantholders Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

Recommendation of Our Board of Directors

Our board of directors unanimously recommends that our warrantholders vote “FOR” the approval of the Warrantholders Adjournment Proposal.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of the material U.S. federal income tax consequences relating to the Framework Transactions Proposals and the Warrant Amendment Proposals and the material U.S. federal income tax consequences of holding and disposing of our common stock. For purposes of this section under the heading “U.S. Federal Income Tax Considerations,” references to “the company,” “we,” “our” and “us” mean only Sports Properties Acquisition Corp. and not its subsidiaries or other lower-tier entities, except as otherwise indicated. You are urged to both review the following discussion and to consult your tax advisor to determine the effects of ownership and disposition of our shares on your individual tax situation, including any state, local or non-U.S. tax consequences.

This summary is based upon the Code, the regulations promulgated by the U.S. Treasury Department, or the Treasury Regulations, current administrative interpretations and practices of the Internal Revenue Service (“IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect, and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary is also based upon the assumption that the operation of the company, and of its subsidiaries and other lower-tier and affiliated entities, will in each case be in accordance with its applicable organizational documents or partnership agreements. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular stockholder in light of his, her or its investment or tax circumstances, or to stockholders subject to special tax rules, such as:

•	U.S. expatriates;

•	persons who mark-to-market our common stock;

•	subchapter S corporations;

•

U.S. stockholders, as defined below under “—U.S. Federal Income Tax Considerations of the Framework Transactions Proposals and the Warrant Amendment Proposals to U.S. Stockholders,” whose functional currency is not the U.S. dollar;

•	financial institutions;

•	insurance companies;

•	broker-dealers;

•	RICs;

•	REITs;

•	trusts and estates;

•	holders who receive our common stock through the exercise of employee stock options or otherwise as compensation;

•	persons holding our common stock as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•	persons subject to the alternative minimum tax provisions of the Code;

•	persons holding their interest through a partnership or similar pass-through entity;

•	persons holding a 10% or more (by vote or value) beneficial interest in us;

•	tax-exempt organizations; and

•

except to the extent discussed below, non-U.S. stockholders, as defined below under “—U.S. Federal Income Tax Considerations of the Framework Transactions Proposals and the Warrant Amendment Proposals to Non-U.S. Stockholders.”

This summary assumes that security holders hold our common stock and warrants as capital assets, which generally means as property held for investment.

THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF HOLDING AND DISPOSING OF OUR COMMON STOCK AND RELATING TO THE FRAMEWORK TRANSACTIONS PROPOSALS AND THE WARRANT AMENDMENT PROPOSALS DEPEND IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE. IN ADDITION, THE TAX CONSEQUENCES HOLDING AND DISPOSING OUR COMMON STOCK AND RELATING TO THE FRAMEWORK TRANSACTIONS PROPOSALS AND THE WARRANT AMENDMENT PROPOSALS TO ANY PARTICULAR STOCKHOLDER WILL DEPEND ON THE STOCKHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES TO YOU, IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES, OF HOLDING AND DISPOSING OF OUR COMMON STOCK AND RELATING TO THE FRAMEWORK TRANSACTIONS PROPOSALS AND THE WARRANT AMENDMENT PROPOSALS

U.S. Federal Income Tax Considerations of the Framework Transactions Proposals and the Warrant Amendment Proposals to U.S. Stockholders

This section summarizes the U.S. federal income tax considerations of the Framework Transactions Proposals and the Warrant Amendment Proposals for U.S. stockholders holding our common stock or warrants. For these purposes, a U.S. stockholder is a beneficial owner of our common stock or warrants who for U.S. federal income tax purposes is:

•	a citizen or resident of the U.S.;

•

a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the U.S. or of a political subdivision thereof (including the District of Columbia);

•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•

any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

The Framework Transactions Proposals, if passed, will not be treated as a taxable event to U.S. stockholders who hold our common stock and who do not exercise their conversion rights with respect to such stock. Such stockholders will be treated for U.S. federal income tax purposes as continuing to hold our common stock and will not recognize any gain or loss with respect to such stock. U.S. stockholders who exercise their conversion rights and elect to receive cash in exchange for all of their shares of our common stock will recognize gain or loss on such exchange equal to the difference between the amount of cash received and such holder’s adjusted basis in the shares of our common stock exchanged therefor. Such gain or loss will be long-term capital gain or loss if the holder’s holding period of such shares is more than one year at the time of the exchange and otherwise will be short-term capital gain or loss. U.S. stockholders who hold different blocks of our common stock (generally, shares of our common stock purchased or acquired on different dates or at different prices) and U.S. stockholders who hold shares of our common stock and who exercise their conversion rights with respect to some but not all of such shares should consult their tax advisors to determine how the above rules apply to them.

The Warrant Amendment Proposals, if passed, should be treated for U.S. federal income tax purposes as an exchange of existing warrants for new warrants that qualifies as a tax-free recapitalization. The U.S. federal income tax basis of a U.S. stockholder who holds warrants to acquire our stock after the amendment should be the same as such holder’s adjusted basis in the warrants immediately prior to the amendment. The holding period of warrants to acquire our stock after the amendment should include the period that the warrants were held prior to the amendment. U.S. stockholders who hold warrants to acquire our common stock should consult with their tax advisors regarding the tax consequences of the Warrant Amendment Proposals.

U.S. Federal Income Tax Considerations of the Framework Transactions Proposals and the Warrant Amendment Proposals to Non-U.S. Stockholders

This section summarizes the U.S. federal income tax considerations of the Framework Transactions Proposals and the Warrant Amendment Proposals for non-U.S. stockholders holding our common stock or warrants. For these purposes, a non-U.S. stockholder is a beneficial owner of our common stock or warrants who is neither a U.S. stockholder nor an entity that is treated as a partnership for U.S. federal income tax purposes.

The Framework Transactions Proposals, if passed, will not be treated as a taxable event to non-U.S. stockholders who hold our common stock and who do not exercise their conversion rights with respect to such stock. Such non-U.S. stockholders will be treated in the same manner as U.S. stockholders for U.S. federal income tax purposes. A non-U.S. stockholder who exercises conversion rights and elects to receive cash in exchange for all of such holder’s shares of our common stock will generally be treated in the same manner as a U.S. stockholder for U.S. federal income tax purposes, except that any such non-U.S. stockholder will not be subject to U.S. federal income tax on the exchange unless (i) such holder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (in which case the non-U.S. stockholder will generally be subject to U.S. federal income tax on any such gain and, if such holder is treated as a corporation for U.S. federal income tax purposes will also generally be subject to a 30% branch profits tax with respect to such gain, subject to reduction under an applicable income tax treaty with the United States) or (ii) such holder is an individual who is present in the United States for 183 days or more during the taxable year in which the exchange takes place and has a “tax home” in the United States (in which case the non-U.S. stockholder will be subject to a 30% tax on the individual’s net capital gain for the year). Non-U.S. stockholders who hold different blocks of our common stock and non-U.S. stockholders who hold shares of our common stock and who exercise their conversion rights with respect to some but not all of such shares should consult their tax advisors to determine how the above rules apply to them.

A non-U.S. stockholder who holds warrants to acquire our common stock that are amended pursuant to the Warrant Amendment Proposals should be treated in the same manner as a U.S. stockholder. Non-U.S. stockholders who hold warrants to acquire our common stock should consult with their tax advisors regarding the tax consequences of the Warrant Amendment Proposals.

Backup Withholding

In order to avoid “backup withholding” on a payment of cash to a holder of shares of our common stock pursuant to such holder’s exercise of conversion rights, a U.S. stockholder must, unless an exception applies under applicable law and regulations, provide us with his or her correct taxpayer identification number on a Substitute Form W-9, and certify under penalty of perjury that he or she is not subject to backup withholding and that his or her taxpayer identification number is correct, and a non-U.S. stockholder must, unless an exception applies under applicable law and regulations, certify that he or she is a non-U.S. stockholder on an applicable IRS Form W-8. A Substitute Form W-9 will be included with the letter of transmittal to be sent to stockholders and warrantholders by the exchange agent. If a stockholder fails to provide his or her correct taxpayer identification number or the required certifications, such holder may be subject to penalty by the IRS and any cash payments such holder would otherwise receive in consideration for shares of our common stock as a result of such holder’s exercise of conversion rights may be subject to backup withholding at a rate of 28%. Any amount withheld under the backup withholding rules may be allowed as a refund or credit against such holder’s U.S. federal income tax liability provided that such holder timely furnishes certain required information to the IRS.

Tax Consequences of Holding our Common Stock

Taxation of U.S. Stockholders

The following is a summary of certain U.S. federal income tax consequences of the acquisition, ownership and disposition of our common stock applicable to U.S. stockholders. The discussion is based on current law and is for general information only. It addresses only selective and not all aspects of U.S. federal income taxation.

Distributions. Distributions made to our U.S. stockholders out of our current or accumulated earnings and profits will generally be taken into account by them as ordinary dividend income. U.S. stockholders are generally subject to U.S. federal income tax on ordinary dividend income at a maximum rate of 35% through 2010. However, U.S. stockholders who are individuals will be eligible to be taxed on dividends received from us through 2010 at a maximum rate of 15% to the extent that the dividends satisfy the requirements to be treated as qualified dividend income. U.S. stockholders who are treated as corporations for U.S. federal income tax purposes will be eligible for the dividends received deduction with respect to such dividends to the extent permitted under U.S. tax law.

Distributions made to our U.S. stockholders in excess of our current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of the stockholder’s adjusted tax basis in our stock. In general, a U.S. stockholder’s adjusted tax basis will equal the U.S. stockholder’s acquisition cost. Such distributions will be treated as gain from the sale of a capital asset to the extent that such distributions exceed the stockholder’s adjusted tax basis in our stock. The capital gain will be long-term if the U.S. stockholder has held the stock with respect to which the dividend is paid for longer than one year; otherwise the gain will be short-term capital gain.

We expect that a substantial portion of our quarterly distributions will be treated as a tax-free return of capital to the extent of the recipient’s basis in our stock. We generally intend over time to pay quarterly distributions out of our net income from operations. Pursuant to Section 197 of the Code, taxi medallions are eligible to be amortized over a period of 15 years for U.S. federal income tax purposes. As a result, we expect that our taxable income, but not our GAAP net income, will be reduced each year by significant amounts of amortization expense, and therefore the amount of our quarterly distributions are likely to exceed our current and accumulated earnings and profits by a significant amount. Under the rules discussed above, our quarterly distributions will be treated as a tax-free return of capital to the extent that they exceed our current and accumulated earnings and profits and to the extent of the recipient’s basis in our common stock.

Dispositions of Our Common Stock. In general, a U.S. stockholder will realize gain or loss upon the sale, redemption or other taxable disposition of our common stock in an amount equal to the difference between the sum of the fair market value of any property and the amount of cash received in such disposition and the U.S. stockholder’s adjusted tax basis in the common stock at the time of the disposition. In general, capital gains recognized by individuals and other non-corporate U.S. stockholders upon the sale or disposition of shares of our common stock will be long-term capital gains subject to a maximum U.S. federal income tax rate of 15% for taxable years through 2010, if our common stock is held for more than 12 months at the time of the sale, and will be taxed at ordinary income rates (of up to 35% through 2010) if our common stock is held for 12 months or less. Gains recognized by U.S. stockholders that are corporations are subject to U.S. federal income tax at a maximum rate of 35%, whether or not classified as long-term capital gains. Capital losses recognized by a U.S. stockholder upon the disposition of our common stock held for more than one year at the time of disposition will be considered long-term capital losses, and are generally available only to offset capital gain income of the U.S. stockholder but not ordinary income (except in the case of individuals, who may offset up to $3,000 of ordinary income each year).

Taxation of Non-U.S. Stockholders

The following is a summary of certain U.S. federal income tax consequences of the acquisition, ownership and disposition of our common stock applicable to non-U.S. stockholders. The discussion is based on current law and is for general information only. It addresses only selective and not all aspects of U.S. federal income taxation.

Distributions. Distributions received by non-U.S. stockholders out of our current and accumulated earnings and profits that are not effectively connected with a U.S. trade or business of the non-U.S. stockholder generally will be treated as ordinary income and will be subject to U.S. federal withholding tax at the rate of 30%, unless reduced or eliminated by an applicable income tax treaty. In general, non-U.S. stockholders will not be considered to be engaged in a U.S. trade or business solely as a result of their ownership of our stock. In cases where the dividend income from a non-U.S. stockholder’s investment in our common stock is, or is treated as, effectively connected with the non-U.S. stockholder’s conduct of a U.S. trade or business, the non-U.S. stockholder generally will be subject to U.S. federal income tax at graduated rates, in the same manner as U.S. stockholders are taxed with respect to such dividends, and may also be subject to the 30% branch profits tax on the income after the application of the income tax in the case of a non-U.S. stockholder that is a corporation unless reduced or eliminated by an applicable income tax treaty.

Distributions by us in excess of our current and accumulated earnings and profits will not be subject to U.S. federal income tax to non-U.S. stockholders unless either (A) the non-U.S. stockholder’s investment in our common stock is effectively connected with a U.S. trade or business conducted by such non-U.S. stockholder (in which case the

non-U.S. stockholder will be subject to the same treatment as U.S. stockholders with respect to such distributions, and may also be subject to the branch profits tax in the case of non-U.S. stockholders who are corporations) or (B) if the non-U.S. stockholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States (in which case the non-U.S. stockholder will be subject to a 30% tax on such distributions to the extent they exceed the individual’s basis in our common stock as the individual’s net capital gain for the year). If it cannot be determined at the time at which a distribution is made whether or not the distribution will exceed current and accumulated earnings and profits, the distribution will be subject to withholding at the rate applicable to dividends. However, the non-U.S. stockholder may seek a refund from the IRS of any amounts withheld if it is subsequently determined that the distribution was, in fact, in excess of our current and accumulated earnings and profits.

As discussed above under “—Taxation Consequences of Holding our Common Stock—Taxation of U.S. Stockholders,” we expect that a substantial portion of our quarterly distributions will exceed our current and accumulated earnings and profits and therefore will be tax-free to non-U.S. stockholders to the extent of such excess, subject to the exceptions discussed above.

Dispositions of Our Common Stock. Gain from a sale of our stock by a non-U.S. stockholder generally will not be subject to U.S. federal income taxation unless either (A) the non-U.S. stockholder’s investment in our common stock is effectively connected with a U.S. trade or business conducted by such non-U.S. stockholder (in which case the non-U.S. stockholder will be subject to the same treatment as U.S. stockholders with respect to such gain, and may also be subject to the branch profits tax in the case of non-U.S. stockholders who are corporations) or (B) if the non-U.S. stockholder is a nonresident alien individual who was present in the United States for 183 days or more during the taxable year and has a “tax home” in the United States (in which case the non-U.S. stockholder will be subject to a 30% tax on the individual’s net capital gain for the year).

Backup Withholding and Information Reporting

We will report to our U.S. stockholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Under the backup withholding rules, a U.S. stockholder may be subject to backup withholding at the current rate of 28% with respect to dividends paid, unless the holder (1) is a corporation or comes within other exempt categories and, when required, demonstrates this fact or (2) provides a taxpayer identification number or social security number, certifies under penalties of perjury that such number is correct and that such holder is not subject to backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A U.S. stockholder that does not provide his or her correct taxpayer identification number or social security number may also be subject to penalties imposed by the IRS.

We must report annually to the IRS and to each non-U.S. stockholder the amount of dividends paid to such holder and the tax withheld with respect to such dividends, regardless of whether withholding was required. Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which the non-U.S. stockholder resides under the provisions of an applicable income tax treaty. A non-U.S. stockholder may be subject to backup withholding unless applicable certification requirements are met.

Payment of the proceeds of a sale of our common stock within the United States is subject to both backup withholding and information reporting requirements unless the beneficial owner certifies under penalties of perjury that it is a non-U.S. stockholder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person) or the holder otherwise establishes an exemption. Payment of the proceeds of a sale of our common stock conducted through certain United States related financial intermediaries is subject to information reporting requirements (but not backup withholding) unless the financial intermediary has documentary evidence in its records that the beneficial owner is a non-U.S. stockholder and specified conditions are met or an exemption is otherwise established.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such holder’s U.S. federal income tax liability, provided the required information is furnished to the IRS.

State, Local and Foreign Taxes

Our stockholders may be subject to state, local and foreign taxation in various jurisdictions, including those in which they or we transact business, own property or reside. The state, local or foreign tax treatment of our stockholders may not conform to the U.S. federal income tax treatment discussed above. Prospective stockholders should consult their tax advisor regarding the application and effect of state, local and foreign income and other tax laws on an investment in our common stock.

DIVIDEND POLICY

We have not declared or paid dividends on our capital stock since our formation. We intend to pay regular cash distributions to our stockholders, beginning with the partial quarterly period following the acquisition of our first taxi medallion. We generally intend over time to pay quarterly dividends out of our net income from operations. However, any distributions we make will be at the discretion of our board of directors and will depend upon our earnings and financial condition, any debt covenants, funding or margin requirements under our future credit facilities and borrowings. Pursuant to Section 197 of the Code, taxi medallions are eligible to be amortized over a period of 15 years for U.S. federal income tax purposes. As a result, we expect that our taxable income, but not our net income, will be reduced each year by significant amounts of amortization expense. This means that a substantial portion of our quarterly distributions are not expected to be made out of our taxable net income and will not result in immediate taxable income to U.S. taxpayers. For more information, see “U.S. Federal Income Tax Considerations—Taxation Consequences of Holding our Common Stock—Taxation of U.S. Stockholders.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Our Directors, Executive Officers and their Affiliates Arising out of the Framework Agreement

Under the terms of and subject to the conditions set forth in the Framework Agreement, we will amend certain existing agreements and enter into other transactions with our directors, executive officers and their affiliates, as follows:

•

If the transactions contemplated by the Framework Agreement are consummated, we will enter into the Transitional Services Agreement with Medallion Financial pursuant to which Medallion Financial will provide us the services of our senior management team and with access to, among other things, its information technology, office space, personnel and other resources necessary to enable us to operate our business. The Transitional Services Agreement requires Medallion Financial to manage our business affairs in conformity with the policies and the investment guidelines that are approved and monitored by our board of directors. The Transitional Services Agreement will have a term of three years and can be extended for additional one year periods by the mutual agreement of both parties. Either party may also terminate the agreement annually upon 180 days prior notice to the other party. Medallion Financial is entitled to receive from us a fee, payable quarterly in arrears equal to 1.0% of our stockholder equity (as defined in the agreement). To illustrate by example, if our stockholder equity were to be $100 million at the end of the first quarter of 2010, the fee for that quarter would be calculated as follows: (0.1 x $100,000,000) ÷ 4 = $250,000. We are also obligated to reimburse certain expenses incurred by Medallion Financial and its affiliates.

•

Our Vice Chairman and Secretary, Andrew M. Murstein, is President and a director of Medallion Financial and, as of November 30, 2009, owned approximately 8.7% of the issued and outstanding shares of Medallion Financial. We expect that Andrew M. Murstein will become our Chief Executive Officer and continue as our Vice Chairman following consummation of the Framework Transactions. Henry Aaron, Mario Cuomo and Stanley Kreitman, each members of our board of directors, are members of the board of directors of Medallion Financial and owned 12,000, 6,000 and 19,000 shares, respectively, of Medallion Financial, in each case, constituting less than one percent of the issued and outstanding shares of Medallion Financial. Larry D. Hall, our Chief Financial Officer, is also the Chief Financial Officer of Medallion Financial. Michael J. Kowalsky, who will become our Executive Vice President, is an Executive Vice President of Medallion Financial. In addition, Alvin Murstein, the Chairman of the board of directors of Medallion Financial, will become the Chairman of our board of directors. As of November 30, 2009, Alvin Murstein owned approximately 8.5% of Medallion Financial’s capital stock. Alvin Murstein, Andrew Murstein and Michael Kowalsky each individually own taxicab medallions.

•

Certain of our existing directors and officers, other than Tony Tavares, our Chief Executive Officer and President, will continue as directors and officers of Sports Properties. All of our directors and officers may receive shares of our common stock as described in “The Equity Incentive Plan Proposal—Summary of the 2010 Equity Incentive Plan.” However, the Transitional Services Agreement provides that neither Medallion Financial nor any affiliate of Medallion Financial will receive remuneration from us without the consent of Medallion Financial.

•

If the Framework Transactions are not consummated prior to the date on which our existence terminates as provided in our charter (January 17, 2010), our charter provides that we will automatically be liquidated. In such event, the aggregate of 5,389,071 Founders’ Shares held by Medallion Financial and our other Founder Stockholders that were acquired prior to our IPO for an aggregate purchase price of $57,500 would be worthless because the Founder Stockholders are not entitled to receive any of the liquidation proceeds with respect to those shares. The Founders’ Shares had an aggregate market value of $            , based on the closing price of $     on NYSE Amex on             , the record date for the special meetings.

•

If the Framework Transactions are consummated, our Founder Stockholders other than Medallion Financial will retain their Founders’ Shares. We are in discussions with such Founder Stockholders other than Medallion Financial to have them cancel certain of their Founders’ Shares so that the Founder Stockholders would retain, in the aggregate, no more than 25,000 Founders Shares following consummation of the Framework Transactions. The Founder Stockholders will receive no consideration for cancelling their Founders Shares. As of December 13, 2009, we have not reached any agreement with any Founder Stockholder other than Medallion Financial to cancel his or its shares. It is a condition to the closing of the Framework Transactions that the Founder Stockholders agree to such cancellation.

•

All of the 5.9 million warrants purchased by Medallion Financial and 100,000 warrants purchased by Tony Tavares, our Chief Executive Officer and President, in the Private Placement will become worthless if the transactions contemplated by the Framework Agreement are not consummated and we are liquidated (as will the warrants held by our public warrantholders). These warrants were purchased from us in the Private Placement at a price of $1.00 per warrant for an aggregate purchase price of $6 million and had an aggregate market value of $            , based on the warrants’ closing bid price of $         on the NYSE Amex on             , the record date for the special meeting.

•

Medallion Financial has agreed, pursuant to an agreement with us and BofA entered into in connection with our IPO, that if we liquidate the trust account, Medallion Financial will be liable to ensure that the proceeds in the trust account are not reduced by claims of target businesses or entities. As of November 30, 2009, Medallion Financial may have to indemnify us for a total of approximately $2.0 million (includes our estimated expenses related to the Framework Transactions from and after November 30, 2009) and we owed Medallion Financial approximately $106,000 (primarily for the provision of general and administrative services, including office space, utilities and secretarial support). Medallion Financial has agreed to provide us with the necessary funds to implement and complete liquidation if we do not have sufficient funds for such purpose. We anticipate the costs to be no more than approximately $50,000 and Medallion Financial has agreed not to seek repayment for such expenses. Medallion Financial will not face these obligations if we consummate the Framework Transactions.

•

We will reimburse our officers and directors, subject to board approval, for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target acquisitions and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us, which will be reviewed only by our board or a court of competent jurisdiction if such reimbursement is challenged. Accountable out-of-pocket expenses incurred by our officers and directors will not be repaid out of proceeds held in trust until these proceeds are released to us upon the completion of a business combination, provided there are sufficient funds available for reimbursement after such consummation. As of November 30, 2009, such out-of-pocket expenses incurred by our directors and officers totalled less than $10,000 in the aggregate. Our officers and directors may incur additional out-of-pocket expenses.

Other Potential Conflicts of Interest Following the Consummation of the Transactions Contemplated by the Framework Agreement.

Upon completion of the transactions contemplated by the Framework Agreement, our officers and directors will face the following potential conflicts of interest:

•

None of our executive officers or directors is required to commit his full time to our affairs and, accordingly, they may have conflicts of interest in allocating management time among various business activities. Each of our executive officers and directors is engaged in several other business endeavors and they are not obligated to contribute any specific number of hours per week to our affairs.

•

In the course of their other business activities, our executive officers and directors may become aware of investment and business opportunities that may be appropriate for presentation to us as well as the other entities with which they are affiliated. They may have conflicts of interest in determining to which entity a particular business opportunity should be presented. Please see the discussion above for a complete description of our executive officers’ and directors’ other affiliations.

We and they have determined to deal with these potential conflicts as discussed below:

•

If in the future we enter into additional transactions with Medallion Financial or its affiliates, we will only do so if the transaction is approved by a majority of our independent directors who are disinterested in the transaction.

•

Each of our executive officers, directors and existing stockholders has entered into a lock-up agreement with the underwriters. Under the terms of this agreement, our executive officers, directors and existing stockholders have agreed not to enter into any agreement to sell or transfer any of their Founders Shares held until one year after the consummation of our “Business Combination,” which will extend to the transactions contemplated by the Framework Agreement if they are consummated, subject to certain exceptions.

In general, executive officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•	the corporation could financially undertake the opportunity;

•	the opportunity is within the corporation’s line of business; and

•	It would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

As a result of multiple business affiliations, our executive officers and directors may have similar legal obligations relating to presenting opportunities to relating to the ownership, operation and active management of taxicab medallions and fleet operations and the delivery of services to and participation in the taxi industry. However, under the Transitional Services Agreement, we and Medallion Financial have agreed that Medallion Financial will not compete with us for opportunities related to acquiring and managing taxicab medallions and fleet operations for a period of five years. Also, we and Medallion Financial agreed that we will have priority relating to the provision of services to the taxicab industry which do not constitute financial services while Medallion Financial will have priority over opportunities related to taxicab industry which constitute financial services, provided, however, that Medallion Financial only will be permitted to acquire and manage taxicab medallions that it acquires as a result of a default under or in settlement of any loan provided by Medallion Financial. At September 30, 2009, the only medallions Medallion Financial owned were through foreclosures in the Chicago market. This exclusivity clause shall expire five years after the date of the Transitional Services Agreement.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of November 30, 2009 (“Pre-Closing”), and immediately following the consummation of the transactions contemplated by the Framework Agreement (“Post-Closing”), by:

•	each of our directors and executive officers;

•	each person who will become an executive officer or a director Post-Closing;

•	all of our directors and executive officers as a group; and

•	other persons who beneficially own 5% or more of our outstanding common stock.

Pre-Closing information does not reflect beneficial ownership of our outstanding warrants, as these warrants are not currently exercisable and will not become exercisable until consummation of the transactions contemplated by the Framework Agreement. Post-Closing information assumes that no IPO Shares both vote either for or against the Framework Transactions Sub-Proposal 1 and seek conversion.

At any time prior to the special meeting, during a period when they are not then aware of any material nonpublic information regarding us or our securities, we, the Founder Stockholders and our and their respective affiliates may enter into a written plan to purchase our securities pursuant to Rule 10b5-1 of the Exchange Act, and may engage in other public market purchases, as well as private purchases, of securities at any time prior to the special meeting of stockholders. The ownership percentages listed below do not include any such shares that may be purchased after November 30, 2009.

	Pre-Closing			Post Closing
Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class	Amount and Nature of Beneficial Ownership (2)		Percent of Class
Our Directors and Executive Officers
Tony Tavares	284,453	(3)	1.06%	284,453	(4)(5)	1.77%
Richard Mack	13,472		*	13,472	(5)	*
Andrew M. Murstein	4,877,112	(6)(7)	18.10%	5,900,000	(7)(8)	21.47%
Larry D. Hall	0		0%	0		0%
Henry L. Aaron	0		0%	0		0%
Mario M. Cuomo	0		0%	0		0%
Stanley Kreitman	0		0%	0		0%
Alvin Murstein	4,877,112	(6)(9)	18.10%	5,900,000	(8)(9)	21.47%
Michael J. Kowalsky	0		0%	0		0%
All Pre-Closing Directors and Officers as a Group (7 persons)	5,175,037	(10)	19.21%	6,297,925	(5)(11)	22.83%
All Post-Closing Directors and Officers as a Group (8 persons)	4,890,584	(12)	18.15%	5,913,472	(5)(13)	21.52%
5% or more Beneficial Owners
Medallion Financial Corp.	4,877,112	(14)	18.10%	5,900,000	(15)	21.47%
Bank of America Corporation	2,599,700	(16)	9.65%	2,599,700	(16)	12.05%
Integrated Core Strategies (US) LLC	2,394,738	(17)	8.89%	7,330,889	(18)	27.65%
Arrowgrass Capital Partners (US) LP	2,438,499	(19)	9.05%	2,438,499	(19)	11.30%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the stockholders is 437 Madison Avenue, New York, New York 10022.
(2)	Unless otherwise indicated, all ownership is direct beneficial ownership.
(3)	Represents 15,000 IPO Shares purchased in the IPO and 269,453 Founders Shares. This amount does not include the 100,000 shares issuable upon exercise of the Private Placement warrants held by Tony Tavares, none of which are exercisable and may not become exercisable within 60 days.
(4)	Represents 15,000 IPO Shares purchased in the IPO, and 269,453 Founders Shares and 100,000 shares issuable upon exercise of the Private Placement warrants held by Tony Tavares that will become exercisable upon the consummation of the Framework Transactions.
(5)	We are in discussions with the Founder Stockholders other than Medallion Financial, including Tony Tavares and Richard Mack, to have them cancel certain of their Founders Shares so that they would own in the aggregate no more than 25,000 Founders Shares following the consummation of the Framework Transactions. This amount does not reflect the cancellation.
(6)	Represents 4,877,112 Founders Shares held by Medallion Financial but does not include the 5,900,000 shares issuable upon exercise of the Private Placement warrants held by Medallion Financial, none of which are exercisable and may not become exercisable within 60 days. Mr. Andrew Murstein is the President and a Director of Medallion Financial and, as of November 30, 2009, owned 1,535,729 shares of Medallion Financial, approximately 8.7% of its issued and outstanding shares. Mr. Alvin Murstein is the Chairman, Chief Executive Officer and a Director of Medallion Financial and, as of November 30, 2009, owned 1,497,700 shares of Medallion Financial, approximately 8.5% of its issued and outstanding shares. As of November 30, 2009, Henry Aaron, Mario Cuomo and Stanley Kreitman, each members of our Board of Directors and of the Board of Directors of Medallion Financial, owned 12,000, 6,000 and 19,000 shares, respectively, of Medallion Financial, in each case, constituting less than one percent of its issued and outstanding shares. As of November 30, 2009, Larry D. Hall, Senior Vice President and Chief Financial Officer of Medallion Financial, and Michael J. Kowalsky, Executive Vice President of Medallion Financial, owned 59,781 and 45,252 shares, respectively, of Medallion Financial, in each case, constituting less than one percent of its issued and outstanding shares.
(7)	Except to the extent of his pecuniary interest therein, Mr. Andrew Murstein disclaims beneficial ownership of such shares.
(8)	Represents the 5,900,000 shares issuable upon exercise of the Private Placement warrants held by Medallion Financial which will become exercisable upon consummation of the Framework Transactions. Mr. Andrew Murstein is the President and a Director of Medallion Financial and, as of November 30, 2009, owned 1,535,729 shares of Medallion Financial, approximately 8.7% of its issued and outstanding shares. Mr. Alvin Murstein is the Chairman, Chief Executive Officer and a Director of Medallion Financial and, as of November 30, 2009, owned 1,497,700 shares of Medallion Financial, approximately 8.5% of its issued and outstanding shares. As of November 30, 2009, Henry Aaron, Mario Cuomo and Stanley Kreitman, each members of our Board of Directors and of the Board of Directors of Medallion Financial, owned 12,000, 6,000 and 19,000 shares, respectively, of Medallion Financial, in each case, constituting less than one percent of its issued and outstanding shares. As of November 30, 2009, Larry D. Hall, Senior Vice President and Chief Financial Officer of Medallion Financial, and Michael J. Kowalsky, Executive Vice President of Medallion Financial, owned 59,781 and 45,252 shares, respectively, of Medallion Financial, in each case, constituting less than one percent of its issued and outstanding shares.
(9)	Except to the extent of his pecuniary interest therein, Mr. Alvin Murstein disclaims beneficial ownership of such shares.
(10)	Includes 4,877,112 shares held by Medallion Financial as described in Note 6 above, but does not include (i) the 100,000 shares issuable upon exercise of the Private Placement warrants held by Tony Tavares and (ii) the 5,900,000 shares issuable upon exercise of the Private Placement warrants held by Medallion Financial, none of which are exercisable and may not become exercisable within 60 days.
(11)	Includes the 100,000 shares issuable upon exercise of the Private Placement warrants held by Tony Tavares and the 5,900,000 shares issuable upon exercise of the Private Placement warrants held by Medallion Financial as described in Note 8 above, all of which will become exercisable upon the consummation of the Framework Transactions.
(12)	Includes 4,877,112 shares held by Medallion Financial as described in Note 6 above, but does not include the 5,900,000 shares issuable upon exercise of the Private Placement warrants held by Medallion Financial, none of which are exercisable and may not become exercisable within 60 days.
(13)	Represents the 5,900,000 shares issuable upon exercise of the Private Placement warrants held by Medallion Financial as described in Note 8 above, which will become exercisable upon the consummation of the Framework Transactions.
(14)	Does not include the 5,900,000 shares issuable upon exercise of the Private Placement warrants held by Medallion Financial, none of which are exercisable and may not become exercisable within 60 days.
(15)	Represents the 5,900,000 shares issuable upon exercise of the Private Placement warrants held by Medallion Financial which will become exercisable upon consummation of the Framework Transactions. This amount does not include up to $1.0 million of IPO Shares Medallion Financial will purchase and an additional $2.0 million it may purchase, in each case on the open market prior to the record date.
(16)	Represents 2,599,700 shares over which each of Bank of America Corporation, NB Holdings Corporation and Banc of America Securities Holdings Corporation has shared voting power and shared dispositive power, and over which Banc of America Securities LLC has sole voting power and sole dispositive power. Each of Bank of America Corporation, NB Holdings Corporation, Banc of America Securities Holdings Corporation and Banc of America Securities LLC has its business address at 100 North Tryon Street, Floor 25, Bank of America Corporate Center, Charlotte, NC 28255. The foregoing information was derived from a Schedule 13G filed with the Securities and Exchange Commission (the “SEC”) on February 11, 2009.
(17)	Represents 2,394,738 shares held by Integrated Core Strategies (US) LLC (“ICS”), but does not include 4,936,151 shares issuable upon the exercise of the Private Placement warrants held by ICS, which are not currently exercisable and will not become exercisable within 60 days. Millennium Management LLC (“Millennium Management”) is the general partner of the managing member of ICS and may be deemed to have shared voting control and investment discretion over the shares. Israel A. Englander is the managing member of Millennium Management. As a result, Mr. Englander may be deemed to have shared voting control and investment discretion over the shares. The business address of ICS, Millennium Management and Israel A. Englander is 666 Fifth Avenue, New York, NY 10103. The foregoing information was derived from a Schedule 13G filed with the SEC on January 31, 2008, as amended on November 3, 2008.
(18)	Represents 2,394,738 shares held by ICS and 4,936,151 shares issuable upon the exercise of the Private Placement warrants held by ICS, which will become exercisable upon consummation of the Framework Transactions. Millennium Management is the general partner of the managing member of ICS and may be deemed to have shared voting control and investment discretion over the shares. Israel A. Englander is the managing member of Millennium Management. As a result, Mr. Englander may be deemed to have shared voting control and investment discretion over the shares. The business address of ICS, Millennium Management and Israel A. Englander is 666 Fifth Avenue, New York, NY 10103. The foregoing information was derived from a Schedule 13G filed with the SEC on January 31, 2008, as amended on November 3, 2008.
(19)	Represents 2,438,499 shares over which each of Arrowgrass Capital Partners (US) LP (“ACP”) and Arrowgrass Capital Services (US) Inc. (“ACS”) has shared voting power and shared dispositive power. ACS serves as the general partner of ACP. As such, it has the power to direct the affairs of ACP, including decisions with respect to the disposition of the proceeds from the sale of the shares. Each of ACS and ACP has its business address at 245 Park Avenue, New York, New York 10167. The foregoing information was derived from a Schedule 13G filed with the SEC on November 24, 2009.

STOCKHOLDER PROPOSALS

For a stockholder nomination to our board of directors or other proposal to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to our principal executive offices at 437 Madison Avenue, New York, NY 10022. The date of our 2010 annual meeting of stockholders has not yet been established, but assuming it is held on July 1, 2010, in order to comply with the time periods set forth in our bylaws, appropriate notice for the 2010 annual meeting would need to be provided to our Chief Financial Officer no earlier than May 22, 2010 and no later than June 21, 2010. Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended and intended to be presented at our 2010 Annual Meeting must be received by us not later than May 15, 2010, the date before we expect begin to print and mail our proxy statement for the 2010 annual meeting, in order to be considered for inclusion in our proxy materials for that meeting. Our accountants for the 2009 fiscal year are Weiser LLP. We do not expect that a representative from Weiser LLP will be present at the special meetings.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and the services we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of our annual report to stockholders and our proxy statement. Upon written or oral request, we will deliver a separate copy of the annual report and/or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Stockholders may notify us of their requests by calling or writing us at our principal executive offices at 437 Madison Avenue, New York, NY 10022.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You may read and copy reports, proxy statements and other information filed by us with the SEC at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may access information on us at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this proxy statement.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN SUCH JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.

THIS PROXY STATEMENT IS DATED                     . YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

If you would like additional copies of this proxy statement or if you have questions about the transactions contemplated by the Framework Agreement, you should contact via phone or in writing:

Sports Properties Acquisition Corp.

437 Madison Avenue

New York, NY 10022

Attention: Andrew M. Murstein

Telephone: (212) 328-2100

or

ANNEX A

FRAMEWORK AGREEMENT

by and between

SPORTS PROPERTIES ACQUISITIONS CORP.

and

MEDALLION FINANCIAL CORP.

November 18, 2009

- i -

- ii -

SCHEDULES:

Schedule A	Insiders

EXHIBITS:

EXHIBIT A-1	Form of Initial Charter Amendment
EXHIBIT A-2	Form Second Charter Amendment
EXHIBIT A-3	Form of Third Charter Amendment
EXHIBIT B	Form of Trust Agreement Amendment
EXHIBIT C	Form of Common Stock Subscription Agreement Amendment
EXHIBIT D	Form of Warrants Subscription Agreement Amendment
EXHIBIT E	Form of Administrative Services Termination Agreement
EXHIBIT F	Form of Securities Escrow Agreement Amendment
EXHIBIT G	Form of Proposed Warrant Amendment Agreement

- iii -

FRAMEWORK AGREEMENT

THIS FRAMEWORK AGREEMENT, dated as of November 18, 2009 (this “Agreement”), is by and between SPORTS PROPERTIES ACQUISITION CORP., a Delaware corporation (the “Company”), and MEDALLION FINANCIAL CORP., a Delaware corporation (the “Sponsor).

RECITALS

WHEREAS, the Company desires to continue as a corporation that acquires, actively manages and leases taxicab medallions, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry;

WHEREAS, in connection with the Company’s continuation as a corporation that acquires, actively manages and leases taxicab medallions, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry, subject to the required stockholder approval described herein, it is contemplated that an amendment to the Company’s amended and restated certificate of incorporation substantially in the form attached here to as Exhibit A-1 (the “Initial Charter Amendment”), an amendment to the Company’s amended and restated certificate of incorporation substantially in the form attached here to as Exhibit A-2 (the “Second Charter Amendment”) and an amendment to the Company’s amended and restated certificate of incorporation substantially in the form attached hereto as Exhibit A-3 (the “Third Charter Amendment” and, together with the Initial Charter Amendment and the Second Charter Amendment, the “Proposed Charter Amendments”) will be adopted, filed and become effective in accordance with applicable Law (as defined herein);

WHEREAS, in connection with the Company’s continuation as a corporation that acquires, actively manages and leases taxicab medallions, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry, the Company will enter into agreements with the underwriters for its IPO (as defined below) (the “Advisor Agreements”);

WHEREAS, in connection with the Company’s continuation as a corporation that acquires, actively manages and leases taxicab medallions, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry, subject to the required stockholder approval, the Company and Continental Stock Transfer & Trust Company will enter into an amendment to the Investment Management Trust Agreement, originally dated January 17, 2008, substantially in the form attached hereto as Exhibit B (the “Trust Agreement Amendment”);

WHEREAS, in connection with the Company’s continuation as a corporation that acquires, actively manages and leases taxicab medallions, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry, the Company will enter into amendments to each of the letter agreements, originally dated January 17, 2008, among the Company, Banc of America Securities, LLC and each of the officers, directors and stockholders of the Company set forth on Schedule A hereto (each a “Insider” and collectively the “Insiders”) (the “Letter Agreement Amendments”) pursuant to which, among other things, certain of the Insiders agree to cancel certain of their Shares;

WHEREAS, in connection with the Company’s continuation as a corporation that acquires, actively manages and leases taxicab medallions, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry, the Company will enter into amendments to each of the subscription agreements for common stock, originally dated September 12, 2007 between the Company and each of the Insiders, respectively, with the respective parties thereto substantially in the form attached hereto as Exhibit C (the “Common Stock Subscription Agreement Amendments”);

WHEREAS, in connection with the Company’s continuation as a corporation that acquires, actively manages and leases taxicab medallions, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry, the Company will enter into amendments to each of the subscription agreements for warrants, originally dated January 17, 2008, between the Company and each of the Sponsor and Tony Tavares, with each of the Sponsor and Tony Tavares substantially in the form attached hereto as Exhibit D (the “Warrants Subscription Agreement Amendments”);

WHEREAS, in connection with the Company’s continuation as a corporation that acquires, actively manages and leases taxicab medallions, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry, the Company and the Sponsor will enter into an Administrative Services Termination Agreement substantially in the form attached hereto as Exhibit E (the “Administrative Services Termination Agreement”) pursuant to which the parties will terminate the Administrative Services Agreement, originally dated January 17, 2008;

WHEREAS, in connection with the Company’s continuation as a corporation that acquires, actively manages and leases taxicab medallions, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry, the Company has adopted a 2010 Equity Incentive Plan (the “Equity Incentive Plan”), subject to stockholder approval;

WHEREAS, in connection with the Company’s continuation as a corporation that acquires, actively manages and leases taxicab medallions, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry, the Company, certain of the Insiders and Continental Stock Transfer & Trust Company will enter into an amendment to the Securities Escrow Agreement, originally dated January 17, 2008, substantially in the form attached hereto as Exhibit F (the “Securities Escrow Agreement Amendment”) pursuant to which, among other things, the parties will revise the escrow period, and Banc of America Securities, LLC will consent to such amendment;

WHEREAS, in connection with the Company’s continuation as a corporation that acquires, actively manages and leases taxicab medallions, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry, the Company and the Sponsor will enter into a Transitional Services Agreement (the “Transitional Services Agreement”) pursuant to which, among other things, the Sponsor will provide back office, administrative, transaction origination and management support to the Company;

WHEREAS, in connection with the Company’s continuation as a corporation that acquires, actively manages and leases taxicab medallions, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry, subject to the required warrantholder approval described herein, the Company will enter into an amendment to the Warrant Agreement, originally dated January 17, 2008, with Continental Stock Transfer & Trust Company substantially in the form attached hereto as Exhibit G (the “Proposed Warrant Amendment Agreement” and, together with this Agreement, the Proposed Charter Amendments, the Advisor Agreements, the Trust Agreement Amendment, the Letter Agreement Amendments, the Common Stock Subscription Agreement Amendments, the Warrant Subscription Agreement Amendments, the Administrative Services Termination Agreement, the Equity Incentive Plan, the Securities Escrow Agreement Amendment and the Transitional Services Agreement, the “Transaction Documents”) pursuant to which the terms of the Company’s warrants will be amended;

WHEREAS, the board of directors of the Company has unanimously by resolution duly adopted at a meeting duly called and held (i) determined that the Transactions are fair to and in the best interests of the Company and the Company’s stockholders, (ii) approved this Agreement, the Proposed Charter Amendments and the other Transaction Documents and the transactions contemplated by the Transaction Documents (the “Transactions”), (iii) declared advisable the Proposed Charter Amendments and (iv) resolved to submit each of the Proposed Charter Amendments, the Equity Incentive Plan, the Proposed Warrant Amendment Agreement and the Business Combination (as defined herein) (and the related amendment to the Investment Management Trust Agreement) to a vote of the Company’s stockholders or the Company’s warrantholders, as applicable, and, subject to the terms hereof and (v) resolved to recommend approval by the Company’s stockholders of the Proposed Charter Amendments, the Business Combination (and the related amendment to the Investment Management Trust Agreement) and the Equity Incentive Plan and to recommend approval by the Company’s warrantholders of the Proposed Warrant Amendment Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings set forth below:

“Administrative Services Termination Agreement” has the meaning set forth in the Recitals.

“Advisor Agreements” has the meaning set forth in the Recitals.

“Affiliates” shall mean any Person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise.

“Agreement” has the meaning set forth in the Preamble.

“Ancillary Agreements” means each of the Transaction Documents other than this Agreement and the Equity Incentive Plan.

“Balance Sheet” has the meaning set forth in Section 3.06.

“Business Combination” shall mean the Business Combination (as defined in Article Sixth of the Company’s amended and restated certificate of incorporation, after giving effect to the Initial Charter Amendment) by the Company, to be effected by the consummation of the transactions contemplated by this Agreement.

“Business Combination Approval” shall mean the approval of the Business Combination and the amendment set forth in the Trust Agreement Amendment by the affirmative vote of (i) a majority of the IPO Shares cast at the Company Stockholders Meeting in person or by proxy and (ii) a majority of the Shares cast the Company Stockholders Meeting.

“Business Day” means a day on which the banks are opened for business (Saturdays, Sundays, statutory and civic holidays excluded) in New York, New York, United States.

“Closing” has the meaning set forth in Section 2.01.

“Closing Date” has the meaning set forth in Section 2.01.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Common Stock Subscription Agreement Amendments” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Preamble.

“Company Contracts” means: (a) any “material contract” as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC; (b) all Contracts to which the Company is a party or by which any of the Company’s assets may be bound, subjected or affected, which either (i) creates or imposes a liability greater than $100,000 and (ii) may not be cancelled by the Company on 30 days’ or less prior notice; (c) all Contracts concerning a partnership, joint venture, joint development or other cooperation arrangement; (d) all material Contracts with any Governmental Authority; (e) all material Contracts relating to or evidencing Indebtedness of the Company (or the creation, incurrence, assumption, securing or guarantee thereof); (f) all material Contracts for the purchase of any business, corporation, partnership, joint venture, association or other business organization or any division, material assets, material operating unit or material product line thereof; (g) all material Contracts relating to employment, change of control, retention, severance or material consulting or advising arrangements; (h) all Contracts relating to securities of the Company; and (i) all Contracts which are otherwise material to the Company (other than the Transaction Documents and other contracts contemplated by this Agreement) which are not described in any of the categories specified above.

“Company Disclosure Schedule” has the meaning set forth in Article III.

“Company Recommendation” means the recommendation of the Company’s board of directors to (i) the Company Stockholders to grant the Company Stockholder Approval, the Third Charter Amendment Approval and the Equity Incentive Plan Approval and (ii) the Company Warrantholders to grant the Company Warrantholder Approval.

“Company Stockholder Approval” means (i) the affirmative vote of a majority of the outstanding Shares entitled to vote thereon at the Company Stockholders Meeting in person or by proxy to approve the Initial Charter Amendment, (ii) the Business Combination Approval and (iii) the Second Charter Amendment Approval.

“Company Stockholders” means holders of Shares.

“Company Stockholders Meeting” has the meaning set forth in Section 5.03.

“Company Warrantholder Approval” means the approval by proxy or written consent of a majority of the Warrants outstanding to the Proposed Warrant Amendment Agreement.

“Company Warrantholders” means holders of Warrants.

“Company Warrantholders Meeting” has the meaning set forth in Section 5.03.

“Contract” has the meaning set forth in Section 3.04(b).

“Conversion Consideration” has the meaning set forth in Section 2.05.

“Conversion Price” has the meaning set forth in Section 2.05.

“Converting Shares” has the meaning set forth in Section 2.05.

“Converting Stockholder” has the meaning set forth in Section 2.05.

“DGCL” means Delaware General Corporation Law.

“Equity Incentive Plan” has the meaning set forth in the Recitals.

“Equity Incentive Plan Approval” means the affirmative vote of approval by a majority of votes cast at the Company Stockholders Meeting in person or by proxy.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” of any Person means any other Person that, together with such Person, would be treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

“Exchange Act” has the meaning set forth in Section 3.04(a).

“Expenses” means the out-of-pocket fees and expenses of a party, including related to its advisors, counsel and accountants, incurred by the party or on its behalf in connection with the Transactions, including the out-of-pocket expenses related to the preparation, printing, filing and mailing the Proxy Statement and the solicitation of Company Stockholder Approval, the Third Charter Amendment Approval, Equity Incentive Plan Approval and the Company Warrantholder Approval.

“GAAP” means United States generally accepted accounting principles.

“Government Authority” has the meaning set forth in Section 3.04(a).

“Initial Charter Amendment” has the meaning set forth in the Recitals.

“Insiders” has the meaning set forth in the Recitals.

“IPO” means the initial public offering of the Shares, effected on January 17, 2008.

“IPO Shares” means the Shares issued in the IPO (excluding, for the avoidance of doubt, Shares issued to the Insiders prior to the IPO).

“Investment Management Trust Agreement” means the Investment Management Trust Agreement, dated January 17, 2008, between the Company and Continental Stock Transfer & Trust Company.

“Law” means, with respect to any Person, any federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon or applicable to such Person, as amended, unless expressly specified otherwise.

“Letter Agreement Amendments” has the meaning set forth in the Recitals.

“Liability” means any and all claims, debts, liabilities, obligations and commitments of whatever nature, whether known or unknown, asserted or unasserted, fixed, absolute or contingent, matured or unmatured, accrued or unaccrued, liquidated or unliquidated or due or to become due, and whenever or however arising (including those arising out of any Contract or tort, whether based on negligence, strict liability or otherwise) and whether or not the same would be required by GAAP to be reflected as a liability in financial statements or disclosed in the notes thereto.

“Lien” means any lien, charge, pledge, security interest, claim or other encumbrance.

“Material Adverse Effect” means, with respect to any Person, an event, circumstance, change or effect that has had, or is reasonably likely to have, (a) a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations of such Person and its subsidiaries taken as a whole other than any event, circumstance, change or effect resulting from (i) general economic, market or political conditions, (ii) matters generally affecting the industries or market sectors in which such Person operates, (iii) the announcement or expectation of the Transactions, (iv) any of the requirements or limitations imposed on such Person pursuant to this Agreement or the other Transaction Documents, (v) changes in Law, (vi) changes in GAAP, (vii) acts of war or terrorism, (viii) fluctuations in the share price of such Person’s common stock, except, in the case of the foregoing clauses (i), (ii) and (vii) only, to the extent such changes do not have a materially disproportionate impact on such Person and its subsidiaries, taken as a whole, relative to other companies in the industries in which such Person and its subsidiaries conduct their business or (b) a material adverse effect on the ability of such Person to perform its obligations under this Agreement or any of the other Transaction Documents, or that would prevent or materially delay the consummation of the Transactions.

“NYSE Amex” means NYSE Amex Equities.

“Permits” has the meaning set forth in Section 3.10.

“Permitted Liens” means (i) Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings (if then appropriate), (ii) mechanics’, carriers’, workers’ and other similar Liens arising or incurred in the ordinary course of business, and

(iii) other Liens that individually or in the aggregate with other title defects, do not materially impair the value of the property subject to such Liens or other such title defect or the use of such property in the conduct of the business.

“Person” means any individual, sole proprietorship, firm, corporation (including any non-profit corporation and public benefit corporation), general or limited partnership, limited liability partnership, joint venture, limited liability company, estate, trust, association, organization, labor union, institution, entity or Governmental Authority, including any successor (by merger or otherwise) of such Person.

“Proposed Charter Amendments” has the meaning set forth in the Recitals.

“Proposed Warrant Amendment Agreement” has the meaning set forth in the Recitals.

“Proxy Statement” has the meaning set forth in Section 5.02(a).

“Public Stockholders” means the holders of the IPO Shares.

“SEC” means the Securities and Exchange Commission.

“SEC Reports” has the meaning set forth in Section 3.05(a).

“Second Charter Amendment” has the meaning set forth in the Recitals.

“Second Charter Amendment Approval” shall mean the approval of the Second Charter Amendment by the affirmative vote of (i) a majority of the outstanding Shares entitled to vote thereon at the Company Stockholders Meeting in person or by proxy and (ii) a majority of the Shares cast at the Company Stockholders Meeting in person or by proxy.

“Securities Escrow Agreement Amendment” has the meaning set forth in the Recitals.

“Shares” means each issued and outstanding share of common stock, par value $0.001 per share, of the Company.

“Sponsor” has the meaning set forth in the Preamble.

“Tax” means any federal, state, local or foreign income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or add on minimum, ad valorem, transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority or any obligation to pay taxes imposed on any entity for which a party to this Agreement is liable as a result of any indemnification provision or other Contractual obligation.

“Tax Return” means any return, report or similar statement required to be filed with respect to any Tax (including any attached schedules), including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

“Third Charter Amendment” has the meaning set forth in the Recitals.

“Third Charter Amendment Approval” means the affirmative vote of a majority of the outstanding Shares entitled to vote thereon at the Company Stockholders Meeting in person or by proxy to approve the Third Charter Amendment.

“Transaction Documents” has the meaning set forth in the Recitals.

“Transactions” has the meaning set forth in the Recitals.

“Transitional Services Agreement” has the meaning set forth in the Recitals.

“Trust Account” means the trust account established by the Company in connection with the consummation of the IPO and into which the Company deposited a designated portion of the net proceeds from the IPO.

“Trust Agreement Amendment” has the meaning set forth in the Recitals.

“Warrant” has the meaning set forth in Section 3.02.

“Warrant Subscription Agreement Amendments” has the meaning set forth in the Recitals.

Section 1.02. Interpretation.

(a) When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated.

(b) The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(c) The parties have participated jointly in negotiating and drafting this Agreement. If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(d) The words “include”, “includes” or “including” shall be deemed to be followed by the words “without limitation.”

(e) The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement.

(f) All terms defined in this Agreement have their defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein.

(g) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.

(h) If any action is to be taken by any party hereto pursuant to this Agreement on a day that is not a Business Day, such action shall be taken on the next Business Day following such day.

(i) References to a Person are also to its permitted successors and assigns.

(j) The use of “or” is not intended to be exclusive unless expressly indicated otherwise.

(k) “Reasonable best efforts” or similar terms shall not require the waiver of any rights under this Agreement.

(l) A “subsidiary” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

(m) The term “ordinary course of business” (or similar terms) shall be deemed to be followed by the words “consistent with past practice.”

ARTICLE II

CLOSING; CONVERTING SHARES

Section 2.01. Closing. The closing (the “Closing”) shall be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, at 10:00 a.m. local time, as soon as practicable following the satisfaction or waiver of all conditions set forth in Article VI (other than conditions that, by their nature, are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) or at such other time or place as the Company and the Sponsor mutually agree. The date of the Closing is referred to as the “Closing Date.”

Section 2.02. Closing Deliveries by the Company. At the Closing, the Company will deliver or cause to be delivered to the Sponsor:

(a) Duly executed copies of the Advisor Agreements;

(b) A duly executed copy of the Trust Agreement Amendment;

(c) Duly executed copies of the Letter Agreement Amendments to which the Sponsor is not a party;

(d) A duly executed counterpart of the Letter Agreement Amendment to which the Sponsor is a party;

(e) Duly executed copies of the Common Stock Subscription Agreement Amendments to which the Sponsor is not a party;

(f) A duly executed counterpart of the Common Stock Subscription Agreement Amendment to which the Sponsor is a party;

(g) Duly executed copies of the Warrants Subscription Agreement Amendments to which the Sponsor is not a party;

(h) A duly executed counterpart of the Warrants Subscription Agreement Amendment to which the Sponsor is a party;

(i) A duly executed counterpart of the Administrative Services Termination Agreement;

(j) A duly executed counterpart of the Transitional Services Agreement;

(k) Duly executed copies of the Securities Escrow Agreement Amendment to which the Sponsor is not a party;

(l) A duly executed counterpart of the Securities Escrow Agreement Amendment to which the Sponsor is a party; and

(m) A duly executed copy of the Proposed Warrant Amendment Agreement.

Section 2.03. Closing Deliveries by the Sponsor. At the Closing, the Sponsor will deliver or cause to be delivered to the Company:

(a) A duly executed counterpart of the Letter Agreement Amendment to which the Sponsor is a party;

(b) A duly executed counterpart of the Common Stock Subscription Agreement Amendment to which the Sponsor is a party;

(c) A duly executed counterpart of the Warrants Subscription Agreement Amendment to which the Sponsor is a party;

(d) A duly executed counterpart of the Securities Escrow Agreement Amendment to which the Sponsor is a party;

(e) A duly executed counterpart of the Administrative Services Termination Agreement; and

(f) a duly executed counterpart of the Transitional Services Agreement.

Section 2.04. Filing of the Proposed Charter Amendments.

(a) Immediately prior to the Closing, the Company shall file the Initial Charter Amendment and the Second Charter Amendment with the Delaware Secretary of State such that each of the Initial Charter Amendment and the Second Charter Amendment shall be in full force and effect on the Closing.

(b) On the Closing Date the Company shall file the Third Charter Amendment with the Secretary of State of Delaware such that the Third Charter Amendment shall be in full force and effect on the Closing.

Section 2.05. Converting Shares. Each holder of IPO Shares who at the Company Stockholders Meeting votes either for or against the Business Combination (each, a “Converting Stockholder”) may, contemporaneously with (or prior to) such vote, demand that the Company convert its IPO Shares (the “Converting Shares”) into cash. To perfect such conversion, each Converting Stockholder must deliver its certificate to Continental Stock Transfer & Trust Company, as trustee for the Trust Account, physically or electronically using Depository Trust Company’s DWAC (Deposit Withdrawal at Custodian) System at any time up to one Business Day prior to the Company Stockholders Meeting. If so demanded and properly perfected, the Company shall, promptly after the Closing, convert such Converting Shares into cash at a per share conversion price (the “Conversion Price”), calculated as of two Business Days prior to the Closing, equal to the quotient determined by dividing (A) the amount then held in the Trust Account (net of certain Taxes payable and up to $2.25 million of interest income for working capital purposes), by (B) the total number of IPO Shares then outstanding (the “Conversion Consideration”). The Converting Shares shall thereafter be cancelled.

Section 2.06. No Further Ownership Rights in Shares. All Conversion Consideration delivered upon the surrender of certificates or Shares in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares theretofore represented by such certificates or Shares. Each certificate or Shares delivered shall be deemed at any time after the Closing to represent only the right to receive the Conversion Consideration. No interest will be paid or will accrue on the cash or any other amounts payable upon the surrender of any certificate or Shares.

Section 2.07. Cancellation of Insider Shares. Upon the Closing the number of Shares that are beneficially owned by an Insider and that were acquired by such Insider prior to the IPO set forth opposite the Insider’s name on Attachment A of the relevant Letter Amendment Agreement, to the extent not already previously cancelled pursuant to the instruction of such Insider in accordance with the relevant Letter Amendment Agreement, shall be transferred to the Company and shall be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Sponsor that, except as set forth in the SEC Reports filed with the SEC and publicly available not later than two Business Days prior to the date of this Agreement or in the disclosure schedule delivered by the Company to the Sponsor prior to the execution and delivery of this Agreement (it being agreed that any disclosure set forth on any particular section of the Company Disclosure Schedule shall be deemed disclosed in another section of the Company Disclosure Schedule if the relevance of such disclosure to such other section is reasonably apparent) (the “Company Disclosure Schedule”):

Section 3.01. Organization; Qualification.

(a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own, license, use, lease and operate its assets and properties and to carry on its business as it is now being conducted.

(b) The Company is duly qualified or licensed to do business and in good standing in each jurisdiction in which the assets or property owned, licensed, used, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing has not had and would not reasonably be expected to have a Material Adverse Effect on the Company.

Section 3.02. Capitalization. The authorized capital stock of the Company consists of 100,000,000 Shares and 1,000,000 shares of preferred stock. At the close of business on the date of this Agreement, (i) 26,945,371 Shares were issued and outstanding, (ii) no shares of preferred stock were issued and outstanding and (iii) 27,556,300 warrants entitling the holder to purchase one Share per warrant (each, a “Warrant”) were issued and outstanding. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and have not been issued in violation of any preemptive or similar rights. Except as set forth above in this Section 3.02, there are no outstanding (x) shares of capital stock or other voting securities of the Company, (y) securities of the Company convertible into or exchangeable for shares of capital stock or other securities of the Company or (z) subscriptions, options, warrants, puts, calls, phantom stock rights, stock appreciation rights, stock-based performance units, agreements, understandings, claims or other commitments or rights of any type granted or entered into by the Company relating to the issuance, sale, repurchase or transfer of any securities of the Company or that give any Person or entity the right to receive any economic benefit or right similar to or derived from the economic benefits and rights of securities of the Company. Except with respect to the right of Converting Stockholders to be paid the Conversion Price, there are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any securities of the Company or to vote or to dispose of any shares of the capital stock of the Company.

Section 3.03. Authority; Approval.

(a) The Company has all requisite power and authority to execute and deliver this Agreement, the Transaction Documents to which it is a party and to perform and consummate the Transactions. The execution, delivery and performance of this Agreement, the Transaction Documents to which it is a party and the consummation by the Company of the Transactions have been duly authorized by all necessary corporate action on the part of the Company and no corporate or other proceedings on the part of the Company are necessary to authorize this Agreement, the other Transaction Documents to which it is a party or to consummate the Transactions, other than (i) the Company Stockholder Approval, the Company

Warrantholder Approval, the Third Charter Amendment Approval and the Equity Incentive Plan Approval and (ii) the filing of the Proposed Charter Amendments with the Secretary of State of Delaware. This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by the Sponsor, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(b) The board of directors of the Company, by resolution duly adopted at a meeting duly called and held has unanimously (i) determined that this Agreement, the other Transaction Documents to which the Company is party and the Transactions are fair and in the best interest of the Company and the Company Stockholders, (ii) approved this Agreement, the other Transaction Documents to which the Company is a party, including the Proposed Charter Amendments, (iii) declared advisable the Proposed Charter Amendments, (iv) directed that the Proposed Charter Amendments, the Proposed Warrant Amendment Agreement, the Business Combination (and the related amendment to the Investment Management Agreement) and the Equity Incentive Plan be submitted to the Company Stockholders or the Company Warrantholders, as applicable, for consideration at the Company Stockholders Meeting or the Company Warrantholders Meeting, as applicable, and (iv) resolved to make the Company Recommendation.

Section 3.04. Consents and Approvals; No Violations.

(a) The execution, delivery and performance by the Company of this Agreement, the other Transaction Documents to which it is a party and the consummation by the Company of the Transactions do not and will not require any filing or registration with, notification to, or authorization, permit, consent or approval of, or other action by or in respect of, any foreign or domestic governmental body, self-regulatory organization, court or arbiter, agency, commission, official or regulatory or other authority (collectively, “Governmental Authority”) other than (i) the filing of the Proposed Charter Amendments as contemplated by Section 2.04 hereof, (ii) compliance with any applicable requirements of the Securities and Exchange Act of 1934 (together with the rules and regulations thereunder, the “Exchange Act”) and (iii) compliance with any applicable requirements of the NYSE Amex.

(b) The execution, delivery and performance by the Company of this Agreement, the other Transaction Documents to which it is a party and the consummation by the Company of the Transactions do not and will not (i) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under, or give rise to any right of termination, amendment, cancellation, acceleration or loss of benefits or the creation or acceleration of any right or obligation under or result in the creation of any Lien upon any of the properties or assets of the Company under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, loan, credit agreement, lease, license, permit, concession, franchise, purchase order, sales order contract, agreement or other instrument, understanding or obligation, whether written or oral (a “Contract”), to which the Company is a party or by which any of its properties or assets may be bound or (ii) violate any judgment, order, writ, preliminary or permanent injunction or decree or any statute, law, ordinance, rule or regulation of any Governmental Authority applicable to the Company or any of its properties or assets, except in the case of clauses (i) or (ii) for violations, breaches or defaults that would not reasonably be expected to have a Material Adverse Effect on the Company. The consummation by the Company of the Transactions do not and will not conflict with or result in any breach of any provision of the Company’s amended and restated certificate of incorporation, as amended by the Proposed Charter Amendments.

Section 3.05. SEC Reports; Financial Statements and Sarbanes-Oxley Act.

(a) The Company has timely filed all required registration statements, reports, schedules, forms, statements and other documents required to be filed by it with the SEC since September 27, 2007 (collectively, as they have been amended since the time of their filing and including all exhibits thereto, the “SEC Reports”). None of the SEC Reports, as of their respective dates (or if amended or superseded by a filing prior to the date of this Agreement or the Closing Date, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements (including, in each case, the notes and schedules thereto) included in the SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments and the absence of complete footnotes) in all material respects the financial position of the Company as of the respective dates thereof and the results of their operations and cash flows for the respective periods then ended.

(b) The Company has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and its principal financial officer, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared. To the Company’s knowledge, such disclosure controls and procedures are effective in timely alerting the Company’s principal executive officer and principal financial officer to material information required to be included in the Company’s periodic reports required under the Exchange Act.

(c) The Company has established and maintained a system of internal controls. To the Company’s knowledge, such internal controls are sufficient to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with GAAP.

(d) There are no outstanding loans or other extensions of credit made by the Company to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company. The Company has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

Section 3.06. Absence of Undisclosed Liabilities. The Company has no Liabilities of any kind or character except for Liabilities (i) in the amounts set forth or reserved on the

September 30, 2009 Company balance sheet or the notes thereto, as included in the Form 10-Q the Company filed with the SEC on November 12, 2009 (the “Balance Sheet”), (ii) arising after December 31, 2008 in the ordinary course of business, (iii) incurred in connection with the Transactions or (iv) which are not, individually or in the aggregate, material.

Section 3.07. Absence of Certain Changes or Events.

(a) Since September 30, 2009, the Company has conducted its business only in the ordinary course in all material respects and there has not been a Material Adverse Effect on the Company.

(b) Since September 30, 2009, the Company has not taken any action which, if taken after the date hereof and prior to the Closing without the prior written consent of the Sponsor, would violate Section 5.01 hereof.

Section 3.08. Contracts. Each Company Contract is valid, binding and enforceable against the Company and, to the knowledge of the Company, against each other party thereto in accordance with its terms, and is in full force and effect. The Company has performed all material obligations required to be performed by it to date under, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with, any Company Contract, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default thereunder. To the knowledge of the Company, no other party to any Company Contract is in material default in respect thereof, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, except in each case as would not reasonably be expected to have a Material Adverse Effect on the Company.

Section 3.09. Litigation. There are no material suits, claims, actions, proceedings or investigations pending or, to the knowledge of the Company, threatened, before any Governmental Authority of any nature, brought by or against any of the Company or, to the knowledge of the Company, any of its respective officers or directors involving or relating to the Company or the assets, properties or rights of the Company or the Transactions. There is no material judgment, decree, injunction, rule or order of any Governmental Authority of any nature outstanding or, to the knowledge of the Company, threatened against the Company.

Section 3.10. Permits; Compliance with Applicable Law. The Company holds all permits, licenses, authorizations, certificates, variances, exemptions, orders and approvals of all Governmental Authorities necessary for the lawful conduct of its business as presently conducted and to own its assets and properties (the “Permits”), except for failures to hold such Permits that would not reasonably be expected to have a Material Adverse Effect on the Company. The Company is in compliance with the terms of each Permit, except where the failure so to comply would not reasonably be expected to have a Material Adverse Effect on the Company. The businesses of the Company has not been and is not being conducted in violation of any Law except for violations that would not reasonably be expected to have a Material Adverse Effect on the Company. No investigation or review by any Governmental Authority with respect to the Company is pending or, to the best knowledge of the Company, threatened, nor has any Governmental Authority indicated an intention to conduct any such investigation or review, other than, in each case, where the outcome would not reasonably be expected to have a Material Adverse Effect on the Company.

Section 3.11. Tax Matters.

(a) All U.S. federal and state income Tax Returns and all other material Tax Returns required to be filed with any taxing authority by, or with respect to the Company have been filed in accordance with all applicable law, and such Tax Returns are true, correct and complete in all material respects. The Company has timely paid all Taxes shown as due and payable on such Tax Returns or that are otherwise due. The Company has made provision for all material Taxes payable by it for which no Tax Return has yet been filed. The Balance Sheet reflects an adequate reserve for all material Taxes payable by the Company for all taxable periods and portions thereof through the date of such Balance Sheet.

(b) There is no action, suit, proceeding, audit or claim now pending or, to the knowledge of the Company, threatened against or with respect to the Company in respect of any Tax and no taxing authority has given written notice of the commencement of any audit, examination or deficiency action with respect to any such Taxes.

(c) The Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party. The Company has not made any payments, is not obligated to make any payments and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Section 162(m) or 280G of the Code.

(d) There are no outstanding Contracts or waivers extending the statutory period of limitations applicable to any claim for, or the period for the collection or assessment of, material Taxes of the Company due for any taxable period.

(e) The Company has not received written notice of any claim, and, to the knowledge of the Company, no claim has ever been made, by any taxing authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to taxation by that jurisdiction.

(f) The Company has not requested, nor is the subject of or bound by, any private letter ruling, technical advice memorandum, closing agreement or similar ruling, memorandum or agreement with any taxing authority with respect to any material Taxes, nor is any such request outstanding.

(g) The Company has not participated in a “listed transaction,” as defined in Treasury Regulation § 1.6011-4(b)(2).

(h) The Company is not and has not been a United States real property holding corporation within the meaning of Code Section 897(c) at any time since its inception.

Section 3.12. Assets and Properties. The Company has valid title to or a valid leasehold interest in all of its material assets and properties (whether real, personal or mixed, or tangible) (including all assets and properties recorded on the Balance Sheet, other than assets and properties disposed of in the ordinary course of business since September 30, 2009), in each case free and clear of any Liens other than Permitted Liens.

Section 3.13. Transactions with Affiliates. Except as contemplated by the Transaction Documents, there are no Contracts or transactions between the Company and any of its Affiliates including the Sponsor and any of its employees, officers or directors.

Section 3.14. Employee Matters.

(a) The Company does not and is not required to, and has not and has never been required to, maintain, sponsor, contribute to, or administer any pension, retirement, savings, money purchase, profit sharing, deferred compensation, medical, vision, dental, hospitalization, prescription drug and other health plan, cafeteria, flexible benefits, short-term and long-term disability, accident and life insurance plan, bonus, stock option, stock purchase, stock appreciation, phantom stock, incentive and special compensation plan or any other employee or fringe benefit plan, program or contract and does not have any liability of any kind with respect to any of the foregoing (under ERISA or otherwise). The Company does not have any contract, plan or commitment, whether or not legally binding, to create any of the foregoing other than as contemplated by this Agreement. Neither the Company nor any of its ERISA Affiliates has, during any time in the six-year period preceding the Closing Date, contributed to, sponsored, maintained or administered any “employee pension benefit plan” within the meaning of Section 3(2) of ERISA that is or was subject to Title IV of ERISA or Section 412 of the Code.

(b) The execution and delivery of this Agreement and the other Transaction Documents and the consummation of the Transactions will not (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or employee of the Company or (ii) result in the acceleration of the time of payment or vesting of any such benefits.

Section 3.15. Required Votes of the Company Stockholders and Company Warrantholders. Other than the Company Stockholder Approval, the Company Warrantholder Approval, the Equity Incentive Plan Approval and the Third Charter Amendment Approval, no approval of the Company Stockholders or Company Warrantholders is required in connection with the Transactions.

Section 3.16. Trust Account.

(a) As of October 31, 2009, the Company has $214,788,601, including interest thereon, held in the Trust Account. Amounts in the Trust Account are invested in United States Government securities or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended. The Company has performed all material obligations required to be performed by it to date under, and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default thereunder. There are no claims or proceedings pending with respect to the Trust Account. Since October 31, 2009, the Company has not released any money from the Trust Account.

(b) As of the Closing, the obligations of the Company to dissolve or liquidate shall terminate, and as of the Closing, the Company shall have no obligation whatsoever to dissolve and liquidate the assets of the Company by reason of the consummation of the Transactions, and following the Closing, no Company Stockholder shall be entitled to receive any amount from the Trust Account except to the extent such Company Stockholder is a Converting Stockholder.

Section 3.17. Brokers. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company.

Section 3.18. No Additional Representations. Except for the representations and warranties made by the Company in this Article III or pursuant to the certificate to be delivered pursuant to Section 6.03(c), neither the Company nor any other person makes any representation or warranty with respect to the Company (or its business, operations, assets, liabilities, condition (financial or otherwise) or prospects).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE SPONSOR

The Sponsor represents and warrants to the Company that:

Section 4.01. Organization; Qualification.

(a) The Sponsor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own, license, use, lease and operate its assets and properties and to carry on its business as it is now being conducted.

(b) The Sponsor is duly qualified or licensed to do business and in good standing in each jurisdiction in which the assets or property owned, licensed, used, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing has not had and would not reasonably be expected to prevent or materially delay the consummation of the Transactions.

Section 4.02. Authority. The Sponsor has all requisite power and authority to execute and deliver this Agreement, the Transaction Documents to which it is a party and to perform and consummate the Transactions. The execution, delivery and performance of this Agreement, the Transaction Documents to which it is a party and the consummation by the Sponsor of the Transactions have been duly authorized by all necessary corporate action on the part of the Sponsor and no corporate or other proceedings on the part of the Sponsor are necessary to authorize this Agreement, the Transaction Documents to which it is a party or to consummate the Transactions. This Agreement has been duly executed and delivered by the Sponsor and, assuming due execution and delivery by the Company, constitutes a valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms.

Section 4.03. Consents and Approvals; No Violations.

(a) The execution, delivery and performance by the Sponsor, of this Agreement, the Transaction Documents to which it is a party and the consummation by the Sponsor of the Transactions do not and will not require any filing or registration with, notification to, or authorization, permit, consent or approval of, or other action by or in respect of, any Governmental Authority.

(b) The execution, delivery and performance by the Sponsor, of this Agreement, the Transaction Documents to which it is a party and the consummation by the Sponsor, of the Transactions do not and will not (i) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under, or give rise to any right of termination, amendment, cancellation, acceleration or loss of benefits or the creation or acceleration of any right or obligation under or result in the creation of any Lien upon any of the properties or assets of the Sponsor under, any Contract to which the Sponsor is a party or by which any of its properties or assets may be bound or (ii) violate any judgment, order, writ, preliminary or permanent injunction or decree or any statute, law, ordinance, rule or regulation of any Governmental Authority applicable to the Sponsor or any of its properties or assets, except in the case of clauses (i) or (ii) for violations, breaches or defaults that would not reasonably be expected to prevent or materially delay the consummation of the Transactions.

Section 4.04. Litigation. There are no material suits, claims, actions, proceedings or investigations pending or, to the knowledge of the Sponsor, threatened, before any Governmental Authority of any nature, brought by or against any of the Sponsor or, to the knowledge of the Sponsor, any of its respective officers or directors involving or relating to the Sponsor or the assets, properties or rights of the Sponsor or the Transactions. There is no material judgment, decree, injunction, rule or order of any Governmental Authority of any nature outstanding or, to the knowledge of the Sponsor, threatened against the Sponsor.

Section 4.05. Brokers. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Sponsor.

Section 4.06. No Additional Representations. Except for the representations and warranties made by the Sponsor in this Article IV or pursuant to the certificate to be delivered pursuant to Section 6.02(c), neither the Sponsor nor any other Person makes any representation or warranty with respect to the Sponsor.

ARTICLE V

COVENANTS

Section 5.01. Conduct of the Company. From the date hereof until the earlier to occur of the Closing or the termination of this Agreement pursuant to its terms, except as expressly permitted by this Agreement, consented to in writing by the Sponsor (which consent shall not be unreasonably withheld), or required by applicable Law or the rules and regulations of the NYSE

Amex, the Company (i) shall conduct its business in the ordinary course, (ii) shall use commercially reasonable efforts to (x) preserve intact its present business organization and relationships with third parties, (y) maintain in effect all of its Permits and (z) keep available the services of its present directors, officers and employees and (iii) shall not:

(a) except in connection with the Proposed Charter Amendments and except as set forth in Section 5.15, amend its amended and restated certificate of incorporation or bylaws (whether by merger, consolidation or otherwise);

(b) except as set forth in Section 5.12, split, combine or reclassify any shares of capital stock or other equity securities of the Company or declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of the capital stock or other equity securities of the Company, or redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any capital stock or other equity securities of the Company;

(c) except in connection with the Proposed Charter Amendments or the Proposed Warrant Amendment Agreement, (x) issue, deliver or sell, or authorize the issuance, delivery or sale of, any capital stock, warrant or other equity securities of the Company, or (y) amend any term of any capital stock or other equity securities of the Company (in each case, whether by merger, consolidation or otherwise);

(d) except as set forth in Section 5.12, acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any material assets, securities, properties, or businesses, other than in the ordinary course of business;

(e) sell, lease or otherwise transfer, or create or incur any Lien on, any assets, securities, properties, or businesses of the Company, other than in the ordinary course of business;

(f) make any material loans, advances or capital contributions to, or investments in, any other Person;

(g) create, incur, assume, suffer to exist or otherwise be liable with respect to any indebtedness for borrowed money or guarantees thereof;

(h) enter into any hedging arrangements;

(i) enter into or amend any Company Contract or enter into any agreement or arrangement that limits or otherwise restricts in any respect the Company, or any successor thereto, or that could, after the Closing Date, limit or restrict in any respect the Company from engaging or competing in any line of business, in any location or with any Person or, except in the ordinary course of business, otherwise waive, release or assign any material rights, claims or benefits of the Company;

(j) increase compensation, bonus or other benefits payable to any director, officer or employee of the Company;

(k) change the Company’s methods of accounting, except as required by concurrent changes in Law or GAAP;

(l) settle, or offer or propose to settle, any material litigation, investigation, arbitration, proceeding or other claim involving or against the Company, including any litigation, arbitration, proceeding or dispute that relates to the Transactions;

(m) make or change any material Tax election, change any annual Tax accounting period, adopt or change any method of Tax accounting, materially amend any Tax Returns or file claims for material Tax refunds, enter any material closing agreement, settle any material Tax claim, audit or assessment, or surrender any right to claim a material Tax refund or offset or other reduction in Tax liability;

(n) take any action or omit to take any action that is reasonably likely to result in any of the conditions set forth in Article VI not being satisfied; or

(o) agree, resolve or commit to do any of the foregoing.

Section 5.02. Proxy Statement; Information Supplied.

(a) The Company and the Sponsor shall prepare a proxy statement (the “Proxy Statement”) in connection with the Company Stockholders Meeting and Company Warrantholders Meeting as promptly as practicable following the date of this Agreement. The Company and the Sponsor shall use their respective reasonable best efforts to respond to any comments made by the SEC as promptly as practicable after such filing, and promptly thereafter the Company shall mail the Proxy Statement to the Company Stockholders and the Company Warrantholders.

(b) Each of the Company and the Sponsor agrees that none of the information supplied or to be supplied by it for inclusion or incorporation by reference in Proxy Statement and any amendment or supplement thereto will, at the date of mailing to Company Stockholders and Company Warrantholders and at the time of the Company Stockholders Meeting and the Company Warrantholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 5.03. Stockholders and Warrantholders Meetings. The Company will as promptly as practicable following the date of this Agreement and the date on which the Proxy Statement is cleared by the staff of the SEC take, in accordance with applicable Law and its amended and restated certificate of incorporation and bylaws, all action necessary to convene a meeting of the Company Stockholders (the “Company Stockholders Meeting”) and the Company Warrantholders (the “Company Warrantholders Meeting”) to obtain the Company Stockholder Approval, the Third Charter Amendment Approval, the Equity Incentive Plan Approval and Company Warrantholder Approval. The Company Recommendation shall be included in the Proxy Statement.

Section 5.04. Filings; Other Actions; Notification.

(a) The Sponsor shall, upon request of the Company, furnish the Company with all information concerning, with respect to the Sponsor, itself, its officers, directors and equity holders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement or any other statement, filing, notice or application made by or on behalf of the Company to any third party and/or any Governmental Authority in connection with the Transactions.

(b) Subject to applicable Law, each of the Company and the Sponsor shall (i) keep the other party apprised of the status of matters relating to completion of the Transactions, including promptly furnishing the other with copies of notices or other communications received by the Sponsor or the Company, as the case may be, from any third party and/or any Governmental Authority with respect to the Transactions and (ii) provide each other, if reasonable under the circumstances, with an opportunity to review and comment on any written communication (and participate in any meetings) with any such third party and/or any Governmental Authority. Each of the Company and the Sponsor shall give prompt notice to the other party of any change that is reasonably likely to result in a Material Adverse Effect on the Company or the Sponsor or a material delay in any party’s ability to consummate the transactions contemplated hereby, as applicable, or of any failure to the other party’s conditions set out in Article VI.

Section 5.05. Access to Information. Each of the Company and the Sponsor shall, upon request by the other, furnish the other with all information concerning themselves, their respective directors, officers, stockholders and partners and such other matters as may be reasonably necessary or advisable in connection with the Transactions, or any other statement, filing, notice or application made by or on behalf of the Company or the Sponsor to any third party and/or any Governmental Authority in connection with the Transactions.

Section 5.06. Further Assurances. Subject to the terms and conditions hereof, each of the parties hereto shall use its commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Transactions contemplated hereby, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Transactions contemplated hereby.

Section 5.07. Commercially Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement and except where a different standard is expressly applicable, each of the parties agrees to use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Transactions, including using commercially reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Article VI to be satisfied; (ii) the obtaining of all consents, approvals or waivers from third parties required to consummate the Transactions; (iii) the defending against any lawsuits, actions or proceedings, judicial or administrative, challenging this Agreement or the consummation of the Transactions, and seeking to have any preliminary injunction, temporary restraining order, stay or other legal restraint or prohibition entered or imposed by any court or other Governmental Authority that is not yet final and nonappealable vacated or reversed; and (iv) the execution or delivery of any additional instruments reasonably necessary to consummate the Transactions, and to fully carry out the purposes of this Agreement, including, without limitation, providing certificates as to factual matters in connection with legal opinions.

Section 5.08. Certain Litigation. The Company shall not voluntarily cooperate with any third party that may hereafter seek to restrain or prohibit or otherwise oppose the Proposed Charter Amendments, the Business Combination, this Agreement or the Transactions and the Sponsor and the Company shall cooperate to resist any such effort to restrain or prohibit or otherwise oppose the Proposed Charter Amendments, the Business Combination, this Agreement or the Transactions.

Section 5.09. Confidentiality. Subject to Section 5.10 below, each of the parties hereto agrees that all confidential information exchanged in connection with the Transactions (and not required to be filed with the SEC pursuant to applicable Law) shall be kept confidential.

Section 5.10. Public Disclosure. From the date of this Agreement until the earlier to occur of the Closing or the termination of this Agreement pursuant to its terms, the parties shall cooperate in good faith to jointly prepare all press releases and public announcements pertaining to this Agreement and the Transactions, and no party shall issue or otherwise make any public announcement or communication pertaining to this Agreement or the Transactions without the prior consent of the other parties, except as required by any Laws or by the rules and regulations of, pursuant to any agreement with the NYSE Amex, or to the extent such information was previously disclosed in a public announcement or communication permitted under this Section 5.10. Each party will not unreasonably withhold approval from the others with respect to any press release or public announcement. If any party determines that it is required by any Laws or by the rules and regulations of, or pursuant to any agreement with, the NYSE Amex, to make this Agreement and the terms of the Transactions public or otherwise issue a press release or make public disclosure with respect thereto, it shall, to the extent permitted by Law, at a reasonable time before making any public disclosure, consult with the other party regarding such disclosure and give the other party reasonable time to comment on such release or announcement in advance of such issuance. This provision will not apply to communications by any party to its counsel, accountants and other professional advisors.

Section 5.11. Trust Account.

(a) Immediately following the Closing, the Company shall cause the Trust Account to be disbursed to pay (i) Company Stockholders with whom the Company may enter into forward or other contracts to purchase their IPO Shares, (ii) the deferred underwriters’ compensation owed by the Company in connection with the IPO, as adjusted pursuant to the Advisor Agreements, (iii) expenses of the Insiders incurred on behalf of the Company, (iv) third parties (e.g., professionals, printers, etc.) who have rendered and/or will render services to the Company in connection with its operations and efforts to effect a business combination or the Transactions, (v) on account of any Tax Liabilities of the Company and (vi) any Expenses incurred by the Sponsor or its Affiliates in connection with the Transactions and the Transaction Documents.

(b) Immediately following the Closing, the Company shall disburse of the balance of the funds held in the Trust Account as directed by the Company in writing, to pay Converting Stockholders and to be used by the Company for working capital requirements.

(c) Notwithstanding anything in this Agreement to the contrary, the Sponsor acknowledges that it has read the Company’s final prospectus dated January 17, 2008 and understands that the Company has established the Trust Account for the benefit of the Public Stockholders and that the Company may disburse monies from the Trust Account only (a) to the Public Stockholders in the event they elect to convert their shares for the Conversion Consideration and/or the liquidation of the Company, (b) to the Company after, or concurrently with, the consummation of a Business Combination, and (c) to the Company in limited amounts for its working capital requirements and tax obligations. The Sponsor further acknowledges that, if the transactions contemplated by this Agreement, or, upon termination of this Agreement, another Business Combination, are not consummated by the date on which the Company’s existence terminates, the Company will be obligated to return to its stockholders the amounts being held in the Trust Account. Accordingly, except (subject to the occurrence of the Closing) as set forth in Section 5.11(a), the Sponsor, for itself and its Affiliates, directors, officers, employees, stockholders, representatives, advisors and all other associates hereby waive all rights, title, interest or claim of any kind against the Company to collect from the Trust Account any monies that may be owed to them by the Company for any reason whatsoever, including but not limited to a breach of this Agreement by the Company or any negotiations, agreements or understandings with the Company (whether in the past, present or future), and will not seek recourse against the Trust Account at any time for any reason whatsoever. This paragraph will survive this Agreement and will not expire and will not be altered in any way without the express written consent of the Company.

Section 5.12. Share Purchases. The parties agree and acknowledge that, following the initial filing of the Proxy Statement with the SEC, the Company may seek to purchase, or enter into binding contracts to purchase IPO Shares, either in the open market or in privately negotiated transactions. Any such purchases or contracts would be entered into and effected either (i) pursuant to a 10b(5)-1 plan, (ii) at a time when the Company and the Sponsor and their respective Affiliates are not aware of any material nonpublic information regarding the Company or its securities or (iii) pursuant to agreements between the buyer and seller of such Shares in a form that would not violate the insider trading rules; provided, that any such purchases or contracts entered into by the Company shall require the prior approval of the Sponsor, which consent will not be unreasonably withheld.

Section 5.13. Ancillary Agreements. The Company shall enforce and perform all of its rights and obligations under the Ancillary Agreements and shall not agree to amend, waive or modify such rights or such agreements without the prior written consent of the Sponsor.

Section 5.14. Restrictions. From the date hereof until the earlier of the Closing or the termination of this Agreement pursuant to its terms, except for the transaction contemplated by this Agreement, the Sponsor shall not, and shall cause its Affiliates not to, (i) take any action to engage in any transaction substantially similar in structure or nature to the Transactions, whether or not through the acquisition of a special purpose acquisition company, an offering of securities or otherwise or (ii) enter into any discussions, negotiations or agreement with respect to any transaction contemplated in clause (i). The Sponsor shall use commercially reasonable efforts to cause its officers, directors, employees, representatives and agents not to take any of the actions contemplated by the immediately preceding sentence.

Section 5.15. Bylaws Amendment. At or prior to the Closing, the Company shall amend its bylaws to ensure that its bylaws are consistent with the provisions of the Proposed Charter Amendments.

ARTICLE VI

CONDITIONS

Section 6.01. Conditions to Each Party’s Obligation to Closing. The respective obligation of each party to effect the Closing shall be subject to the satisfaction or waiver of the following conditions:

(a) Stockholder Approval. The Company Stockholder Approval shall have been obtained.

(b) Warrantholder Approval. The Company Warrantholder Approval shall have been obtained.

(c) Opinion Regarding Initial Charter Amendment and Third Charter Amendment. The Company shall have received an opinion of Richards, Layton & Finger PA in form and substance reasonably satisfactory to the Sponsor and the Company, that the Initial Charter Amendment and the Third Charter Amendment are permissible under the DGCL and the Initial Charter Amendment and the Second Charter Amendment shall have been filed with the Secretary of State of Delaware and shall be in full force and effect.

(d) Converting Stockholders. Public Stockholders holding an aggregate of fifty percent or more in interest of the IPO Shares shall not have both voted against approval of the Business Combination and elected to convert their IPO Shares.

(e) Legal Action. No statute, rule, ruling, regulation, judgment, decision, order, injunction, writ or decree shall have been enacted, entered, ordered, promulgated, issued or enforced by any court or other Governmental Authority that is in effect and prohibits, enjoins or restricts the consummation of the Transactions.

Section 6.02. Conditions to the Obligations of the Company. The obligations of the Company to effect the Closing shall be subject to the satisfaction or waiver of the following conditions:

(a) Representations Accurate. Each of the representations and warranties made by the Sponsor in this Agreement that is qualified by reference to materiality or Material Adverse Effect shall be true and correct, and each of the other representations and warranties made by the Sponsor shall be true and correct except as would not reasonably be expected to have a Material Adverse Effect, in each case as of the date of this Agreement and at and as of the Closing Date as if made on that date (except in any case that representations and warranties that expressly speak as of a specified date or time need only be true and correct as of such specified date or time).

(b) Performance. The Sponsor shall have performed and complied, in all material respects, with each agreement, covenant and obligation required by this Agreement to be so performed or complied with by it at or before the Closing Date.

(c) Officer’s Certificate. The Sponsor shall have delivered to the Company a certificate, dated the Closing Date and duly executed by the Chief Executive Officer or equivalent of the Sponsor, in form and substance reasonably satisfactory to the Company, to the effect of (a) - (b) of this Section 6.02

(d) Trust Account. The Trust Account shall contain no less than $100 million, after taking into account all payments described in Section 5.11(a)(i) and the making of all conversion payments as described in Section 2.05.

(e) Advisors Agreements. The Company and the underwriters in its IPO shall have entered into the Advisors Agreements pursuant to which such underwriters have agreed to reduce the deferred underwriting fees the underwriters are entitled to upon consummation of a Business Combination to no higher than the lesser of (x) 1.5% multiplied by the amount in the Trust Account, after taking into account all payments described in Section 5.11(a)(i) and the making of all conversion payments as described in Section 2.05, and (y) $2.15 million.

(f) Letter Agreement Amendments. The Company and the Insiders shall have entered into the Letter Agreement Amendments pursuant to which, among other things, Medallion has agreed to cancel all of the Shares it acquired prior to the Company’s IPO and the other Insiders have agreed to cancel all but 25,000 Shares, in the aggregate, that they acquired prior to the Company’s IPO.

Section 6.03. Conditions to the Obligations of the Sponsor. The obligations of the Sponsor to effect the Closing shall be subject to the satisfaction or waiver of the following conditions:

(a) Representations Accurate. Each of the representations and warranties made by the Company in this Agreement that is qualified by reference to materiality or Material Adverse Effect shall be true and correct, and each of the other representations and warranties made by the Company shall be true and correct except as would not reasonably be expected to have a Material Adverse Effect, in each case as of the date of this Agreement and at and as of the Closing Date as if made on that date (except in any case that representations and warranties that expressly speak as of a specified date or time need only be true and correct as of such specified date or time).

(b) Performance. The Company shall have performed and complied, in all material respects, with each agreement, covenant and obligation required by this Agreement to be so performed or complied with by it at or before the Closing Date.

(c) Officer’s Certificate. The Company shall have delivered to the Sponsor a certificate, dated the Closing Date and duly executed by the Chief Executive Officer or equivalent of the Company, in form and substance reasonably satisfactory to the Sponsor, to the effect of (a) - (b) of this Section 6.03.

ARTICLE VII

TERMINATION; AMENDMENT AND EXPENSES

Section 7.01. Termination. This Agreement may be terminated, and the transactions contemplated by this Agreement may be abandoned, at any time prior to the Closing by:

(a) mutual written consent of the Company and the Sponsor;

(b) either the Company or the Sponsor if any court of competent jurisdiction or other competent Governmental Authority shall have issued a statute, rule, regulation, order, decree or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting all or any portion of the Transactions and such statute, rule, regulation, order, decree or injunction or other action shall have become final and nonappealable;

(c) The Company or the Sponsor in the event (i) of a material breach of this Agreement by the non-terminating party if such non-terminating party fails to cure such breach within twenty business days following notification thereof by the terminating party or (ii) the satisfaction of any condition to the terminating party’s obligations under this Agreement becomes impossible if the failure of such condition to be satisfied is not caused by a breach of this Agreement by the terminating party or its Affiliates; or

(d) The Company or the Sponsor if the Closing shall not have occurred on or before the date on which the Company’s existence terminates as set forth in the Company’s amended and restated certificate of incorporation (as amended), unless the failure to consummate the Closing is due to the failure to act by the terminating party (or its Affiliates).

Section 7.02. Effect of Termination. If this Agreement is terminated by either the Company or the Sponsor as provided in Section 7.01, this Agreement shall forthwith become void except as specifically provided herein and except for Section 5.09, Section 5.10, Section 5.11(c), this Section 7.02, Section 7.03 and Article VIII, which will survive termination, and there shall be no liability or obligation on the part of any party hereunder; provided, that nothing contained in this Section 7.02 shall relieve any party from liability arising out of any knowing or willful breach of any of its representations, warranties, covenants or other undertakings set forth in this Agreement, which liability shall survive for the statute of limitations applicable to such claim.

Section 7.03. Fees and Expenses. Whether or not the transactions contemplated by this Agreement are consummated and except as otherwise provided in this Agreement, each party shall bear its own Expenses in connection with the transactions contemplated by this Agreement.

ARTICLE VIII

MISCELLANEOUS

Section 8.01. Representations and Warranties Do Not Survive. Other than as described in Section 7.02, none of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing. This Section 8.01 shall not limit any covenant or agreement which by its terms contemplates performance after the Closing.

Section 8.02. Notices.

(a) All notices and other communications under this Agreement must be in writing and delivered to the applicable party or parties in person or by delivery to the address or facsimile number specified below (or to such other address or facsimile number as the recipient previously shall have specified by notice to the other parties hereunder):

If to the Company:

Sports Properties Acquisition Corp.
437 Madison Avenue
New York, NY 10022
Attention:	Andrew Murstein
Facsimile:	(212) 328-2121

With a copy (which shall not constitute notice) to:

Clifford Chance US LLP
31 West 52nd Street New York, New York 10019
Attention:	Jay Bernstein and Brian Hoffmann
Facsimile:	(212) 878-8375

If to the Sponsor:

Medallion Financial Corp.
437 Madison Avenue New York, NY 10022
Attention:	Andrew Murstein
Facsimile:	(212) 328-2121

With a copy (which shall not constitute notice) to:

Clifford Chance US LLP
31 West 52nd Street New York, New York 10019
Attention:	Jay Bernstein and Brian Hoffmann
Facsimile:	(212) 878-8375

(b) All notices and other communications sent to the applicable address or facsimile number specified above shall be deemed to have been delivered at the earlier of (i) the time of actual receipt by the addressee; (ii) if the notice is sent by facsimile transmission, the time indicated on the transmitting party’s receipt of confirmation of transmission that time is during the addressee’s regular business hours on a business day, and otherwise at 9:00 a.m. on the next business day after such time; and (iii) if the notice is sent by a nationally recognized, reputable overnight courier service, the time shown on the confirmation of delivery provided by that service if that time is during the recipient’s regular business hours on a business day, and otherwise at 9:00 a.m. on the next business day after such time.

Section 8.03. Entire Agreement. This Agreement and the exhibits, annexes and schedules hereto, together with the other Transaction Documents, constitute the sole and entire agreement among the parties to this Agreement with respect to the subject matter of this Agreement, and supersede all prior and contemporaneous representations, agreements and understandings, written or oral, with respect to the subject matter hereof.

Section 8.04. Waiver. Subject to applicable law and except as otherwise provided in this Agreement, any party to this Agreement may, at any time prior to the Closing, extend the time for performance of any obligation under this Agreement of any other party or waive compliance with any term or condition of this Agreement by any other party. No such extension or waiver shall be effective unless set forth in a written instrument duly executed by the party granting such extension or waiver. No delay in asserting or exercising a right under this Agreement shall be deemed a waiver of that right.

Section 8.05. Amendment. Subject to applicable law and except as otherwise provided in this Agreement, this Agreement may be amended, supplemented or modified at any time prior to the Closing. No such amendment, supplement or modification shall be effective unless it is set forth in a written instrument duly executed by each of the parties hereto.

Section 8.06. No Third-Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

Section 8.07. Assignment; Binding Effect. Neither this Agreement nor any right, interest or obligation under this Agreement may be assigned by any party to this Agreement, by operation of law or otherwise, without the prior written consent of the other parties to this Agreement and any attempt to do so will be void. Subject to the foregoing, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties to this Agreement and their respective successors and assigns.

Section 8.08. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD FOR ANY OF THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

Section 8.09. CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE DELAWARE CHANCERY COURT SITTING IN THE COUNTY OF NEW CASTLE, OR IF SUCH COURT SHALL NOT HAVE PROPER JURISDICTION, OF THE UNITED STATES FEDERAL DISTRICT COURT SITTING IN DELAWARE, AND ANY APPELLATE COURT THEREOF, IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE BROUGHT ONLY IN SUCH COURTS (AND WAIVES AND AGREES NOT TO

ASSERT ANY OBJECTION BASED ON FORUM NON CONVENIENS OR ANY OTHER OBJECTION TO VENUE THEREIN OR JURISDICTION THEREOF); PROVIDED, HOWEVER, THAT SUCH CONSENT TO JURISDICTION IS SOLELY FOR THE PURPOSE REFERRED TO IN THIS SECTION 8.09 AND SHALL NOT BE DEEMED TO BE A GENERAL SUBMISSION TO THE JURISDICTION OF SAID COURTS OR IN THE STATE OF DELAWARE OTHER THAN FOR SUCH PURPOSE. Any and all process may be served in any action, suit or proceeding arising in connection with this Agreement by complying with the provisions of Section 8.02. Such service of process shall have the same effect as if the party being served were a resident in the State of Delaware and had been lawfully served with such process in such jurisdiction. The parties hereby waive all claims of error by reason of such service. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction to enforce judgments or rulings of the aforementioned courts. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.09.

Section 8.10. Remedies. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to injunctive relief to prevent breaches of this Agreement and to specific performance of the terms hereof, in addition to any other remedy at law or equity to which the parties may be entitled. Except as otherwise provided herein, all remedies available under this Agreement, at law or otherwise, shall be deemed cumulative and not alternative or exclusive of other remedies. The exercise by any party of a particular remedy shall not preclude the exercise of any other remedy.

Section 8.11. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and the parties hereto shall cooperate in good faith to formulate and implement such provision.

Section 8.12. Counterparts. This Agreement may be executed manually or by facsimile, in any number of counterparts, all of which will constitute one and the same instrument, and will become effective when a counterpart shall have been executed and delivered by each party to the other parties (except that parties that are Affiliates need not deliver counterparts to each other in order for this Agreement to be effective).

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SPORTS PROPERTIES ACQUISITION CORP.

By:	/s/ Tony Tavares
Name:	Tony Tavares
Title:	President

MEDALLION FINANCIAL CORP.

By:	/s/ Alvin Murstein
Name:	Alvin Murstein
Title:	Chairman and Chief Executive Officer

SCHEDULE A

Insiders

Kemp Partners

Tony Tavares

Richard Mack

Game Plan LLC

Larry D. Hall

Jack Kemp

Andrew M. Murstein

Henry L. Aaron

Robert L. Caporale

Randel E. Vataha

Mario M. Cuomo

Medallion Financial Corp

EXHIBIT A-1

Form of Initial Charter Amendment

See Annex B to the proxy statement

EXHIBIT A-2

Form of Second Charter Amendment

See Annex C to the proxy statement

EXHIBIT A-3

Form of Third Charter Amendment

See Annex D to the proxy statement

EXHIBIT B

Form of Trust Agreement Amendment

See Annex G to the proxy statement

EXHIBIT C

Form of Common Stock Subscription Agreement Amendment

FORM OF

AMENDMENT TO COMMON STOCK SUBSCRIPTION AGREEMENT

This Amendment to Common Stock Subscription Agreement (this “Amendment”), dated as of                     , 20    , is made by and between Sports Properties Acquisition Corp., a Delaware corporation (the “Company”) and the undersigned (the “Subscriber”). All terms used but not defined herein shall have the meanings assigned to them in the Agreement (as defined below).

WHEREAS, the Company and the Subscriber entered into a Subscription Agreement for shares of the Company’s common stock, dated as of September 12, 2007 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement upon the terms and conditions herein provided.

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Section 5 of the Agreement is hereby amended and restated in its entirety to read as follows:

“5. Escrow

Upon consummation of the IPO, the Subscriber and its designees shall enter into a securities escrow agreement with Continental Stock Transfer & Trust Company whereby the Shares shall be held in escrow in accordance with the terms thereof, as amended.”

2. Section 6 of the Agreement is hereby amended by inserting at the end thereof a sentence to read as follows:

“As used herein, a “Business Combination” shall mean (x) the consummation of an acquisition by the Company by merger, capital stock exchange, exchangeable share transaction, joint venture, asset or stock acquisition or other similar business combination of one or more domestic or international operating businesses in the sports industry having, collectively, a fair market value of at least 80% of the Company’s net assets at the time of such acquisition (excluding deferred underwriting discounts and commissions) or (y) the consummation of substantially all of the transactions contemplated by the Framework Agreement, dated as of November 18, 2009, between the Company and Medallion Financial Corp.”

3. Section 7.3 is hereby amended and restated in its entirety to read as follows:

“Termination of Rights as Stockholder; Escrow. If Shares are forfeited in accordance with this Section 7 or the Subscriber agrees to cancel certain of the Shares in connection with a

Business Combination, then after such time, the Subscriber (or successor in interest) shall no longer have any rights as a holder of such Shares, and the Company shall take such action as is appropriate to cancel such Shares. To effectuate the foregoing, all certificates representing the Shares shall be held in escrow as provided in Section 5 hereof. In addition, the Subscriber hereby irrevocably grants the Company a limited power of attorney for the purpose of effectuating the foregoing.”

4. All other provisions of the Agreement shall continue in full force and effect from the date hereof until terminated in accordance with the terms of the Agreement.

5. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

6. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first written above.

SPORTS PROPERTIES ACQUISITION CORP.

By:
Name:
Title:

[SUBSCRIBER]

By:
Name:
Title:

EXHIBIT D

Form of Warrants Subscription Agreement Amendment

FORM OF

AMENDMENT TO WARRANTS SUBSCRIPTION AGREEMENT

This Amendment to Warrants Subscription Agreement (this “Amendment”), dated as of                     , 20    , is made by and between Sports Properties Acquisition Corp., a Delaware corporation (the “Company”) and the undersigned (the “Subscriber”). All terms used but not defined herein shall have the meanings assigned to them in the Agreement (as defined below).

WHEREAS, the Company and the Subscriber entered into a Subscription Agreement for warrants to purchase shares of the Company’s common stock, dated as of January 17, 2008 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement upon the terms and conditions herein provided.

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Section 5 of the Agreement is hereby amended and restated in its entirety to read as follows:

“5. Escrow

Upon consummation of the IPO, the Subscriber and its designees shall enter into a securities escrow agreement with Continental Stock Transfer & Trust Company, whereby the Warrants and the Warrant Shares shall be held in escrow until the earlier of (i) one year after a Business Combination (as hereinafter defined) or (ii) the liquidation of the Company. As used herein, a “Business Combination” shall mean (x) the consummation of an acquisition by the Company by merger, capital stock exchange, exchangeable share transaction, joint venture, asset or stock acquisition or other similar business combination of one or more domestic or international operating businesses in the sports, leisure or entertainment industries or (y) the consummation of substantially all of the transactions contemplated by the Framework Agreement, dated as of November 18, 2009, between the Company and Medallion Financial Corp.”

2. All other provisions of the Agreement shall continue in full force and effect from the date hereof until terminated in accordance with the terms of the Agreement.

3. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

D-1

4. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

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D-2

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first written above.

SPORTS PROPERTIES ACQUISITION CORP.

By:
Name:
Title:

[SUBSCRIBER]

By:
Name:
Title:

D-3

EXHIBIT E

Form of Administrative Services Termination Agreement

FORM OF ADMINISTRATIVE SERVICES TERMINATION AGREEMENT

This Administrative Services Termination Agreement (this “Agreement”), dated as of                     , 2010, is made by and between Sports Properties Acquisition Corp., a Delaware corporation (the “Client”) and Medallion Financial Corp., a Delaware corporation (the “Firm”).

Reference is made to that certain Administrative Services Agreement (the “Administrative Services Agreement”), dated as of January 17, 2008, made by and between the Client and the Firm. Upon executing this Agreement, the parties hereto acknowledge and agree that the Administrative Services Agreement has been terminated in its entirety and shall no longer be in force or effect as of the date hereof and all obligations of the undersigned parties thereunder or relating thereto have been discharged in full and no payment of any fees, expenses or other amounts are or will be payable thereunder. Each party hereby waives its right to receive 30 days’ advance written notice of termination from the other party as set forth in Section 4 of the Administrative Services Agreement.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

This Agreement may be executed and delivered via facsimile in separate counterparts, each of which, when so executed and delivered, shall be deemed an original and all of which taken together shall constitute one and the same agreement.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

[The remainder of this page is intentionally left blank.]

E-1

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first written above.

SPORTS PROPERTIES ACQUISITION CORP.

By:
Name:
Title:

MEDALLION FINANCIAL CORP.

By:
Name:
Title:

E-2

EXHIBIT F

Form of Securities Escrow Agreement Amendment

FORM OF AMENDMENT TO SECURITIES ESCROW AGREEMENT

This Amendment (this “Amendment”), dated as of                     , 2010, to the Securities Escrow Agreement (as defined below) is made by and among Sports Properties Acquisition Corp., a Delaware corporation (the “Company”), Continental Stock Transfer & Trust Company (the “Trustee”) and the undersigned parties listed under Initial Stockholders on the signature pages hereto (the “Initial Stockholders”). All terms used but not defined herein shall have the meanings assigned to them in the Securities Escrow Agreement (as defined below).

WHEREAS, the Company, the Trustee and the Initial Stockholders entered into a Securities Escrow Agreement dated as of January 17, 2008 (the “Securities Escrow Agreement”); and

WHEREAS, the parties desire to amend the Securities Escrow Agreement upon the terms and conditions herein provided.

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Section 3 of the Securities Escrow Agreement shall be amended and restated in its entirety as follows:

“3. Disbursement of the Escrow Securities.

3.1. Escrow Securities. The Escrow Agent shall hold the Escrow Securities until the date that is one year from the date of consummation of (A) an acquisition by the Company, through a merger, capital stock exchange, asset or stock purchase, exchangeable share transaction, joint venture or other similar business combination with one or more domestic or international operating businesses or (B) consummation of substantially all of the transactions contemplated by the Framework Agreement, dated as of November 18, 2009, by and among the Company and Medallion Financial Corp. (a “Business Combination”) by the Company (the “Escrow Period”), on which date it shall, upon written instructions from the Company’s General Counsel or Chief Executive Officer, disburse each of the Initial Stockholder’s Escrow Securities to such Initial Stockholder.

3.2. Cancellation of Shares In Connection with Business Combination. Notwithstanding the foregoing, if, in connection with the consummation of a Business Combination, the Escrow Agent receives notification from the Company to cancel certain of the Escrow Shares, the Escrow Agent shall promptly destroy the certificates representing such Escrow Shares as directed. In the event the number of Escrow Shares represented by any such certificate shall be greater than the number of such Escrow Shares to be canceled, the Company, the Escrow Agent and the relevant Initial Stockholder whose Escrow Shares are represented by such certificate shall cooperate with each other to

F-1

cause such certificate to be delivered to the Company’s transfer agent, to cause such transfer agent to destroy such certificate and issue new certificate representing the number of Escrow Shares that have not been cancelled and to cause such new certificate to be returned to the Escrow Agent to be held in escrow pursuant to this Agreement.

3.3. Destruction of Escrow Securities Upon Liquidation; Distribution Upon Subsequent Business Combination. Notwithstanding the foregoing, if the Escrow Agent is notified by the Company pursuant to Section 6.7 hereof that the Company is being liquidated at any time during the Escrow Period, then the Escrow Agent shall promptly destroy the certificates representing the Escrow Securities. In addition, if after the Company consummates a Business Combination, it (or the surviving entity) subsequently consummates a liquidation, merger, stock exchange or other similar transaction which results in all of its stockholders of such entity having the right to exchange their shares of Common Stock for cash, securities or other property, then the Escrow Agent will, upon receipt of a certificate executed by the Chief Executive Officer or Chief Financial Officer of the Company, in form reasonably acceptable to the Escrow Agent, certifying that such transaction is being consummated, release the Escrow Securities to the Initial Stockholders so that they can similarly participate.

3.4. No Other Disbursement Duties. The Escrow Agent shall have no further duties hereunder after the disbursement or destruction of the Escrow Securities in accordance with this Section 3.”

2.	All other provisions of the Securities Escrow Agreement shall continue in full force and effect from the date hereof until terminated in accordance with the terms of the Securities Escrow Agreement.

3.	This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

4.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

F-2

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the authorized officers of each of the undersigned as of the date first above written.

SPORTS PROPERTIES ACQUISITION CORP.

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

Initial Stockholders:

MEDALLION FINANCIAL CORP.

By:
Name:
Title:

KEMP PARTNERS

By:
Name:
Title:

TONY TAVARES

F-3

RICHARD MACK

GAMEPLAN LLC

By:
Name:
Title:

DOUG ELENOFF

ACCEPTED AND AGREED:

BANC OF AMERICA SECURITIES, LLC

By:
Name:
Title:

F-4

EXHIBIT G

Form of Proposed Warrant Amendment Agreement

See Annex E to the proxy statement

ANNEX B

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SPORTS PROPERTIES ACQUISITION CORP.

PURSUANT TO SECTION 242 OF THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

Sports Properties Acquisition Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that:

1. The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 3, 2007 and its Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on January 17, 2008 (the “Amended and Restated Certificate of Incorporation”).

2. The Board of Directors of the Corporation, pursuant to Section 242 of the General Corporation Law, duly adopted a resolution setting forth proposed amendments to the Amended and Restated Certificate of Incorporation and declaring such amendments advisable. The stockholders of the Corporation, pursuant to Section 242 of the General Corporation Law, duly approved and adopted such proposed amendment at a special meeting of stockholders duly called and held upon notice in accordance with Section 222 of the General Corporation Law.

3. The Amended and Restated Certificate of Incorporation is hereby amended by deleting the first two sentences of Article SIXTH thereof in their entirety and inserting the following in lieu thereof:

“The introduction and the following provisions (A) through (F) shall apply during the period commencing upon the filing of this Amended and Restated Certificate of Incorporation and terminating upon the earlier to occur of: (i) the consummation of a Business Combination or (ii) the Termination Date and may not be amended prior thereto without the affirmative vote of at least 95% of the IPO Shares cast at a meeting of stockholders of the Corporation. A “Business Combination” shall mean (i) the initial acquisition by the Corporation, whether by merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar type of transaction or a combination of the foregoing, of the assets of one or more domestic or international operating businesses, or one or more domestic or international operating businesses themselves, in the sports, leisure and entertainment industries having, collectively, a fair market value (as calculated in accordance with the requirements set forth below) of at least 80% of the Corporation’s net assets at the time of the acquisition (excluding deferred underwriting discounts and commissions) or (ii) consummation of substantially all of the transactions contemplated by the Framework Agreement, dated as of November 18, 2009, by and between the Corporation and Medallion Financial Corp. (the “Framework Transaction”).”

4. The Amended and Restated Certificate of Incorporation is hereby amended by deleting the last sentence of the second introductory paragraph of Article SIXTH thereof in its entirety.

5. The Amended and Restated Certificate of Incorporation is hereby amended by deleting the proviso in the second sentence of Paragraph A of Article SIXTH thereof in its entirety and inserting the following in lieu thereof:

“provided the Corporation shall not consummate any Business Combination if holders of an aggregate of 50% or more in interest of the IPO Shares both vote against a Business Combination and exercise their conversion rights described in paragraph B below.”

5. The Amended and Restated Certificate of Incorporation is hereby amended by deleting the Paragraph B of Article SIXTH thereof in its entirety and inserting the following in lieu thereof:

“In the event a Business Combination is approved in accordance with the above Paragraph (A) and is consummated by the Corporation, any stockholder of the Corporation holding shares of Common Stock issued in the Corporation’s initial public offering of securities (such offering, the “IPO”; such shares, “IPO Shares”) who voted either for or against the Business Combination may, contemporaneous with such vote, demand the Corporation convert his IPO Shares into cash. If so demanded, the Corporation shall, promptly after consummation of the Business Combination, convert, subject to the availability of lawful funds therefor, such shares at a per share conversion price equal to (i) the amount held in the Trust Account (as defined below) (net of taxes payable and amounts released to the Corporation as described in Paragraph (C) below and calculated as of two business days prior to the consummation of the Business Combination), divided by (ii) the total number of IPO Shares.”

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IN WITNESS WHEREOF, Sports Properties Acquisition Corp. has caused this Certificate of Amendment to be signed by Tony Tavares, its Chief Executive Officer, on the          day of                     , 20    .

Tony Tavares, Chief Executive Officer

ANNEX C

SECOND CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SPORTS PROPERTIES ACQUISITION CORP.

PURSUANT TO SECTION 242 OF THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

Sports Properties Acquisition Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that:

1. The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 3, 2007, its Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on January 17, 2008 and its Certificate of Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on                     , 20     (the “Amended and Restated Certificate of Incorporation”).

2. The Board of Directors of the Corporation, pursuant to Section 242 of the General Corporation Law, duly adopted a resolution setting forth proposed amendments to the Amended and Restated Certificate of Incorporation and declaring such amendments advisable. The stockholders of the Corporation, pursuant to Section 242 of the General Corporation Law, duly approved and adopted such proposed amendment at a special meeting of stockholders duly called and held upon notice in accordance with Section 222 of the General Corporation Law.

3. The Amended and Restated Certificate of Incorporation is hereby amended by deleting Article FIFTH thereof in its entirety and inserting the following in lieu thereof:

“Article FIFTH: Reserved.”

[The remainder of this page has been left intentionally blank.]

C-1

IN WITNESS WHEREOF, Sports Properties Acquisition Corp. has caused this Second Certificate of Amendment to be signed by Tony Tavares, its Chief Executive Officer, on the              day of                     , 20    .

Tony Tavares, Chief Executive Officer

C-2

ANNEX D

THIRD CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SPORTS PROPERTIES ACQUISITION CORP.

PURSUANT TO SECTION 242 OF THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

Sports Properties Acquisition Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that:

1. The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 3, 2007, its Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on January 17, 2008, its Certificate of Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on                     , 20     and its Second Certificate of Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of the State of Delaware on                     , 20     (the “Amended and Restated Certificate of Incorporation”).

2. The Board of Directors of the Corporation, pursuant to Section 242 of the General Corporation Law, duly adopted a resolution setting forth proposed amendments to the Amended and Restated Certificate of Incorporation and declaring such amendments advisable. The stockholders of the Corporation, pursuant to Section 242 of the General Corporation Law, duly approved and adopted such proposed amendment at a special meeting of stockholders duly called and held upon notice in accordance with Section 222 of the General Corporation Law.

3. The Amended and Restated Certificate of Incorporation is hereby amended by deleting Article FIRST thereof in its entirety and inserting the following in lieu thereof:

“FIRST: The name of the Corporation is “Medallion Management, Inc.” (hereinafter sometimes referred to as the “Corporation”).”

4. The Amended and Restated Certificate of Incorporation is hereby amended by deleting (a) the proviso in the second sentence of Article THIRD thereof in its entirety and (b) the third sentence of Article THIRD thereof in its entirety.

5. The Amended and Restated Certificate of Incorporation is hereby amended by deleting the first sentence of Article FOURTH thereof in its entirety and inserting the following in lieu thereof:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 550,000,000 shares, of which (i) 500,000,000 shares shall be Common Stock of the par value of $0.001 per share (the “Common Stock”); and (ii) 50,000,000 shares shall be Preferred Stock of the par value of $0.001 per share (the “Preferred Stock”).”

6. The Amended and Restated Certificate of Incorporation is hereby amended by deleting each provision of Article SIXTH other than Paragraph D thereof.

[The remainder of this page has been left intentionally blank.]

IN WITNESS WHEREOF, Sports Properties Acquisition Corp. has caused this Third Certificate of Amendment to be signed by                     , its Chief Executive Officer, on the              day of                     , 20    .

[ ], Chief Executive Officer

ANNEX E

FORM OF SUPPLEMENT & AMENDMENT TO WARRANT AGREEMENT

This Supplement and Amendment to the Warrant Agreement dated as of                     , 2010 (the “Amendment”), is executed by Sports Properties Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Warrant Agent”).

WHEREAS, the Company and the Warrant Agent are parties to that certain Warrant Agreement dated as of January 17, 2008 (the “Warrant Agreement”); and

WHEREAS, the parties desire to supplement and amend the Warrant Agreement upon the terms and conditions herein provided.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms use herein and not otherwise defined herein shall have the meanings ascribed to them in the Warrant Agreement.

2. Amendment to Warrant Agreement.

(a) Section 3.1 of the Warrant Agreement is hereby amended and restated in its entirety as follows:

“3.1. Warrant Price. Each Warrant shall, when countersigned by the Warrant Agent, entitle the registered holder thereof, subject to the provisions of such Warrant and of this Warrant Agreement, to purchase from the Company the number of shares of Common Stock stated therein, at the price of $12.00 per whole share in the case of both the Public Warrants and Founder Warrants, subject to the adjustments provided in Section 4 hereof and in the last sentence of this Section 3.1. The term “Warrant Price” as used in this Warrant Agreement refers to the price per share at which Common Stock may be purchased at the time a Warrant is exercised. The Company, in its sole discretion, may lower the Warrant Price at any time prior to the Expiration Date (as defined below) for a period of not less than ten business days, provided that any such reduction shall be identical among all of the Warrants.”

(b) Section 3.2 of the Warrant Agreement is hereby amended and restated in its entirety as follows:

“3.2. Duration of Warrants. A Warrant may be exercised only during the period (“Exercise Period”) commencing on the later of (i) the consummation by the Company of (x) a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, as described more fully in the Company’s Registration Statement or (y) substantially all of the transactions contemplated by the Framework Agreement, dated as of November 18, 2009, between the Company and Medallion Financial Corp. (“Business Combination”) or (ii) January 17, 2009, and terminating at 5:00 p.m., New York City time, on the earlier to occur of (i) January 17, 2015 or (ii) the date fixed for redemption of the Warrants as provided in Section 6 of this Agreement (“Expiration Date”). Except with respect to the right to receive the Redemption Price (as set forth in Section 6 hereunder), each Warrant not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at the close of business on the Expiration Date. The Company, in its sole discretion, may extend the duration of the Warrants by delaying the Expiration Date; provided, however, that the Company will provide notice to registered holders of the Warrants of such extension of not less than 20 days and, further provided that any such extension shall be identical in duration among all of the Warrants. Notwithstanding the foregoing, a Warrant can expire unexercised regardless of whether a registration statement is current under the Act with respect to the Common Stock issuable upon exercise of the Warrants.”

(c) Section 3.3.1 of the Warrant Agreement is hereby amended and restated in its entirety as follows:

“3.3.1 Payment. Subject to the provisions of the Warrant and this Warrant Agreement, a Warrant, when countersigned by the Warrant Agent, may be exercised by the registered holder thereof by surrendering it, at the office of the Warrant Agent, or at the office of its successor as Warrant Agent, in the Borough of Manhattan, City and State of New York, with the subscription form, as set forth in the Warrant, duly executed, and by paying in full, in lawful money of the United States, in cash, good certified check or good bank draft payable to the order of the Company, or, with respect to the Private Warrants only, by a “Cashless Exercise” (as defined below), the Warrant Price for each full share of Common Stock as to which the Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Warrant, the exchange of the Warrant for the Common Stock, and the issuance of the Common Stock. If, with respect to the Private Warrants only, the Warrant Price is paid by a “Cashless Exercise”, each holder of such Private Warrants shall surrender such Private Warrants exercisable for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Private Warrants being exercised, multiplied by the difference between the Warrant Price and the “Fair Market Value” (defined below) by (y) the Fair Market Value. The “Fair Market Value” shall mean the average reported last sale price of the Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent pursuant to Section 6.2 hereof.”

(d) Section 6.1 of the Warrant Agreement is hereby amended and restated in its entirety as follows:

“6.1 Redemption. Subject to Section 6.4 hereof and the penultimate sentence of this Section 6.1, all (and not less than all) of the outstanding Warrants may be redeemed, at the option of the Company, at any time after they become exercisable and prior to their expiration, at the office of the Warrant Agent, upon the notice referred to in Section 6.2, at the price of $.01 per Warrant (“Redemption Price”), provided that the last sales price of the Common Stock has been equal to or greater than $18.75 per share on each of twenty (20) trading days within any thirty (30) trading day period ending on the third business day prior to the date on which notice of redemption is given. Notwithstanding the foregoing, the Registration Statement must be current in order for the Company to exercise its redemption rights pursuant to this Section 6, including during the period specified in Section 6.3 hereof. No Private Warrants shall be redeemable so long as such Private Warrant is held in the name of the original person or entity to which the Company issued such Private Warrant or, (i) in the case of holders who are natural persons, in the name of any person related to such natural person by blood, marriage or adoption or in the name of a trust established for the benefit of such natural person or permitted transferee or (ii) in the case of a holder that is an entity, in the name of any subsidiary, parent or other affiliate thereof. The provisions of this Section 6.1 may not be modified, amended or deleted without the prior written consent of the Representative.”

(e) Section 6.3 of the Warrant Agreement is hereby amended and restated in its entirety as follows:

“6.3 Exercise After Notice of Redemption. The Warrants may be exercised in accordance with Section 3 of this Warrant Agreement at any time after notice of redemption shall have been given by the Company pursuant to Section 6.2 hereof and prior to the time and date fixed for redemption, provided, however, that, with respect to Private Warrants only, the Company may elect to require that the Warrant Price for such Private Warrants be paid through a Cashless Exercise pursuant to Section 3.3.1 hereof. On and after the redemption date, the record holder of the Warrants shall have no further rights except to receive, upon surrender of the Warrants, the Redemption Price.”

3. Amendment. All references in the Warrant Agreement (and in the other agreements, documents and instruments entered into in connection therewith) to the “Warrant Agreement” shall be deemed for all purposes to refer to the Warrant Agreement, as amended by this Amendment.

4. Remaining Provisions of Warrant Agreement. Except as expressly provided herein, the provisions of the Warrant Agreement shall remain in full force and effect in accordance with their terms and shall be unaffected by this Amendment.

5. Counterparts. This Amendment may be executed in counterparts, each of which when executed shall be deemed an original and both of which when executed shall be deemed one and the same instrument.

6. Headings. The headings to this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of law of any jurisdiction.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the authorized officers of each of the undersigned as of the date first above written.

SPORTS PROPERTIES ACQUISITION CORP.

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

ACCEPTED AND AGREED:

BANC OF AMERICA SECURITIES, LLC

By:
Name:
Title:

ANNEX F

MEDALLION MANAGEMENT, INC.

2010 EQUITY INCENTIVE PLAN

1. PURPOSE. The Plan is intended to provide incentives to directors, officers, advisors, consultants, key employees, and others expected to provide significant services to the Company, its Subsidiaries, and its affiliates, to encourage a proprietary interest in the Company, to encourage such key personnel to remain in the service of the Company and the other Participating Companies, to attract new personnel with outstanding qualifications, and to afford additional incentive to others to increase their efforts in providing significant services to the Company and the other Participating Companies. In furtherance thereof, the Plan permits awards of equity-based incentives to key personnel, employees, officers and directors of, and certain other providers of services to, the Company or any other Participating Company.

2. DEFINITIONS. As used in this Plan, the following definitions apply:

“Act” shall mean the Securities Act of 1933, as amended.

“Award Agreement” shall mean a written agreement evidencing a Grant pursuant to the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean, unless otherwise provided in the Grantee’s Award Agreement, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect, (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company, the Subsidiaries, or any of their respective affiliates, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Company, the Subsidiaries, or any of their respective affiliates, (iv) fraud, misappropriation, embezzlement or material or repeated insubordination, (v) a material breach of the Grantee’s employment agreement (if any) with the Company, the Subsidiaries, or any of their respective affiliates (other than a termination of employment by the Grantee), or (vi) any illegal act detrimental to the Company; the Subsidiaries, or any of their respective affiliates, all as determined by the Committee.

“Change of Control” means unless otherwise provided in an Award Agreement the happening of any of the following:

(i) any “person,” including a “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any entity controlling, controlled by or under common control with the Company, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any such entity, and, with respect to any particular Participant, the Participant and any “group” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Participant is a member), is or becomes the “beneficial owner” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding Shares (in either such case other than as a result of an acquisition of securities directly from the Company); or

(ii) any consolidation or merger of the Company where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); or

(iii) there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by “persons” (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

(iv) the members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any Director whose election, or nomination for election by the Company’s shareholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

Notwithstanding the foregoing, no event or condition shall constitute a Change in Control to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Change in Control to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Compensation Committee of the Company as appointed by the Board in accordance with Section 4 of the Plan; provided, however, that the Committee shall at all times consist solely of persons who, at the time of their appointment, each qualified as a “Non-Employee Director” under Rule 16b-3(b)(3)(i) promulgated under the Exchange Act and, to the extent that relief from the limitation of Section 162(m) of the Code is sought, as an “Outside Director” under Section 1.162-27(e)(3)(i) of the Treasury Regulations.

“Common Stock” shall mean the Company’s common stock, par value $0.001 per share, either currently existing or authorized hereafter.

“Company” shall mean Medallion Management, Inc., a Delaware corporation.

“DER” shall mean a right awarded under Section 11 of the Plan to receive (or have credited) the equivalent value (in cash or Shares) of dividends paid on Common Stock.

“Disability” shall mean, unless otherwise provided by the Committee in the Grantee’s Award Agreement, the occurrence of an event which would entitle the Grantee to the payment of disability income under an approved long-term disability income plan or a long-term disability as determined by the Committee in its absolute discretion pursuant to any other standard as may be adopted by the Committee. Notwithstanding the foregoing, no circumstances or condition shall constitute a Disability to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Disability to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.

“Eligible Persons” shall mean officers, directors, advisors, personnel and employees of the Participating Companies and other persons expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to one or more of the Participating Companies. For purposes of the Plan, a consultant, advisor, vendor, customer or other provider of significant services to the Company or any other Participating Company shall be deemed to be an Eligible Person, but will be eligible to receive Grants (but in no event Incentive Stock Options), only after a finding by the Committee in its discretion that the value of the services rendered or to be rendered to the Participating Company is at least equal to the value of the Grants being awarded.

“Employee” shall mean an individual, including an officer of a Participating Company, who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Participating Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exercise Price” shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Option may be exercised.

“Fair Market Value” shall mean the value of one share of Common Stock, determined as follows:

(i)	If the Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee.

(ii)	If the Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee.

(iii)	If neither (i) nor (ii) applies, such value as the Committee in its discretion may in good faith determine. Notwithstanding the foregoing, where the Shares are listed or traded, the Committee may make discretionary determinations in good faith where the Shares have not been traded for 10 trading days.

Notwithstanding the foregoing, with respect to any “stock right” within the meaning of Section 409A of the Code, Fair Market Value shall not be less than the “fair market value” of the shares of Common Stock determined in accordance with the final regulations promulgated under Section 409A of the Code.

“Grant” shall mean the issuance of an Incentive Stock Option, Non-qualified Stock Option, Restricted Stock, Phantom Share, DER, or other equity-based grant, as contemplated herein or any combination thereof as applicable to an Eligible Person. The Committee will determine the eligibility of personnel, employees, officers, directors and others expected to provide significant services to the Participating Companies based on, among other factors, the position and responsibilities of such individuals, the nature and value to the Participating Company of such individuals’ accomplishments and potential contribution to the success of the Participating Company whether directly or through its subsidiaries.

“Grantee” shall mean an Eligible Person to whom Options, Restricted Stock, Phantom Shares, DERs, or other equity-based awards are granted hereunder.

“Incentive Stock Option” shall mean an Option of the type described in Section 422(b) of the Code issued to an Employee of (i) the Company, or (ii) a “subsidiary corporation” or a “parent corporation” as defined in Section 424(f) of the Code.

“Non-qualified Stock Option” shall mean an Option not described in Section 422(b) of the Code.

“Option” shall mean any option, whether an Incentive Stock Option or a Non-qualified Stock Option, to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Committee.

“Optionee” shall mean any Eligible Person to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

“Participating Companies” shall mean the Company, the Subsidiaries, and any of their respective affiliates.

“Performance Goals” has the meaning set forth in Section 13.

“Phantom Share” shall mean a right, pursuant to the Plan, of the Grantee to payment of the Phantom Share Value.

“Phantom Share Value,” per Phantom Share, shall mean the Fair Market Value of a Share or, if so provided by the Committee, such Fair Market Value to the extent in excess of a base value established by the Committee at the time of grant.

“Plan” shall mean the Company’s 2010 Equity Incentive Plan, as set forth herein, and as the same may from time to time be amended.

“Purchase Price” shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.

“Restricted Stock” shall mean an award of Shares that are subject to restrictions hereunder.

“Retirement” shall mean, unless otherwise provided by the Committee in the Grantee’s Award Agreement, the Termination of Service (other than for Cause) of a Grantee:

(i)	on or after the Grantee’s attainment of age 65;

(ii)	on or after the Grantee’s attainment of age 55 with five consecutive years of service with the Participating Companies; or

(iii)	as determined by the Committee in its absolute discretion pursuant to such other standard as may be adopted by the Committee.

“Shares” shall mean shares of Common Stock of the Company, adjusted in accordance with Section 15 of the Plan (if applicable).

“Subsidiary” shall mean any corporation, partnership, limited liability company or other entity at least 50% of the economic interest in the equity of which is owned, directly or indirectly, by the Company or by another subsidiary.

“Successors of the Optionee” shall mean the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

“Termination of Service” shall mean the time when the employee-employer relationship or directorship, or other service relationship (sufficient to constitute service as an Eligible Person), between the Grantee and the Participating Companies is terminated for any reason, with or without Cause, including, but not limited to, any termination by resignation, discharge, death or Retirement; provided, however, Termination of Service shall not include a termination where there is a simultaneous continuation of service of the Grantee (sufficient to constitute service as an Eligible Person) for a Participating Company. The Committee, in its absolute discretion, shall determine the effects of all matters and questions relating to Termination of Service, including, but not limited to, the question of whether any Termination of Service was for Cause and all questions of whether particular leaves of absence constitute Terminations of Service. For this purpose, the service relationship shall be treated as continuing intact while the Grantee is on military leave, sick leave or other bona fide leave of absence (to be determined in the discretion of the Committee).

3. EFFECTIVE DATE. The effective date of the Plan is the date of closing of the transactions contemplated by the Framework Agreement, dated as of November 18, 2009, by and between Sports Properties Acquisition Corp. and Medallion Financial Corp. The Plan shall not become effective unless and until it is approved by the holders of the Common Stock of the Company. The Plan shall terminate on, and no Award shall be granted hereunder on or after, the 10-year anniversary of the earlier of the approval of the Plan by (i) the Board or (ii) the shareholders of the Company; provided, however, that the Board may at any time prior to that date terminate the Plan

4. ADMINISTRATION.

(a) Membership on Committee. The Plan shall be administered by the Committee appointed by the Board. If no Committee is designated by the Board to act for those purposes, the full Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

(b) Committee Meetings. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member.

(c) Grant of Awards.

(i)

The Committee shall from time to time at its discretion select the Eligible Persons who are to be issued Grants and determine the number and type of Grants to be issued under any Award Agreement to an Eligible Person. In particular, the Committee shall (A) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Grants awarded hereunder (including, but not limited to the performance goals and periods applicable to the award of Grants); (B) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; and (C) determine or impose other conditions to the Grant or exercise of Options under the Plan as it may deem appropriate. The Committee may establish such rules, regulations and procedures for the administration of the Plan as it deems appropriate, determine the extent, if any, to which Options, Phantom Shares, Shares (whether or not Shares of Restricted Stock), DERs, or other equity-based awards, shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder), and take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. The Committee shall also cause each Option to be designated as an Incentive Stock Option or a Non-qualified Stock Option, except that no Incentive Stock Options may be granted to an Eligible Person who is not an Employee of the Company or a “subsidiary corporation” or a “parent corporation” as defined in Section 424(f) of the Code. The Grantee shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry or effect one or more of the obligations or restrictions imposed on the Grantee pursuant to the express provisions of the Plan and the Award Agreement. DERs will be exercisable separately or together with Options, and paid in cash or other consideration at such times and in accordance with such rules, as the Committee shall determine in its discretion. Unless expressly provided hereunder, the Committee, with respect to any Grant, may exercise its discretion hereunder at the time of the award or thereafter. The Committee shall have the right and responsibility to interpret the Plan and the interpretation and construction by the Committee of any provision of the Plan or of any Grant thereunder, including, without limitation, in the event of a dispute, shall be final and binding on all Grantees and other persons to the maximum extent permitted by law. Without limiting the generality of Section 24, no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant hereunder.

(ii)	Notwithstanding clause (i) of this Section 4(c), any award under the Plan to an Eligible Person who is a member of the Committee shall be made by the full Board, but for these purposes the directors of the Corporation who are on the Committee shall be required to be recused in respect of such awards and shall not be permitted to vote.

(d) Awards.

(i)	Agreements. Grants to Eligible Persons shall be evidenced by written Award Agreements in such form as the Committee shall from time to time determine (which Award Agreements need not be in the same form as any other Award Agreement evidencing Grants under the Plan and need not contain terms and conditions identical to those applicable to any other Grant under the Plan or to those applicable to any other Eligible Persons). Such Award Agreements shall comply with and be subject to the terms and conditions set forth below.

(ii)	Number of Shares. Each Grant issued to an Eligible Person shall state the number of Shares to which it pertains or which otherwise underlie the Grant and shall provide for the adjustment thereof in accordance with the provisions of Section 15 hereof.

(iii)	Grants. Subject to the terms and conditions of the Plan and consistent with the Company’s intention for the Committee to exercise the greatest permissible flexibility under Rule 16b-3 under the Exchange Act in awarding Grants, the Committee shall have the power:

(1)	to determine from time to time the Grants to be issued to Eligible Persons under the Plan and to prescribe the terms and provisions (which need not be identical) of Grants issued under the Plan to such persons;

(2)	to construe and interpret the Plan and the Grants thereunder and to establish, amend and revoke the rules, regulations and procedures established for the administration of the Plan. In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any Award Agreement, or in any related agreements, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Participating Companies and the Grantees;

(3)	to amend any outstanding Grant, subject to Section 17, and to accelerate or extend the vesting or exercisability of any Grant (in compliance with Section 409A of the Code, if applicable) and to waive conditions or restrictions on any Grants, to the extent it shall deem appropriate; and

(4)	generally to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

5. PARTICIPATION. Only Eligible Persons shall be eligible to receive Grants under the Plan.

6. STOCK. Subject to adjustments pursuant to Section 15, Grants with respect to an aggregate of no more than 4,000,000 Shares may be granted under the Plan; provided, that no Grant may cause the total number of shares of Common Stock subject to all outstanding awards to exceed 7.5% of the issued and outstanding shares of Common Stock on a fully diluted basis (assuming, if applicable, the exercise of all outstanding Options and the conversion of all warrants and convertible securities into shares of Common Stock). Subject to adjustments pursuant to Section 15, the maximum number of Shares with respect to which Incentive Stock Options may be granted over the life of the Plan shall not exceed 400,000. Notwithstanding the first sentence of this Section 6, (i) Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options or Phantom Shares but are later forfeited or for any other reason are not payable under the Plan; and (ii) Shares as to which an Option is granted under the Plan that remains unexercised at the expiration, forfeiture or other termination of such Option, may be the subject of the issue of further Grants. Shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or previously issued Shares under the Plan. The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate. Shares subject to DERs, other than DERs based directly on the dividends payable with respect to Shares subject to Options or the dividends payable on a number of Shares corresponding to the number of Phantom Shares awarded, shall be subject to the limitation of this Section 6. Notwithstanding the limitations above in this Section 6, except in the case of Grants intended to qualify for relief from the limitations of Section 162(m) of the Code, there shall be no limit on the number of Phantom Shares or DERs to the extent they are paid out in cash that may be granted under the Plan. If any Phantom Shares or DERs are paid out in cash, the underlying Shares may again be made the subject of Grants under the Plan, notwithstanding the first sentence of this Section 6.

7. TERMS AND CONDITIONS OF OPTIONS.

(a) Each Award Agreement with an Eligible Person shall state the Exercise Price. The Exercise Price for any Option shall not be less than the Fair Market Value on the date of Grant.

(b) Medium and Time of Payment. Except as may otherwise be provided below, the Purchase Price for each Option granted to an Eligible Person shall be payable in full in United States dollars upon the exercise of the Option. In the event the Company determines that it is required to withhold taxes as a result of the exercise of an Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements in accordance with Section 21. If the applicable Award Agreement so provides, or the Committee otherwise so permits, the Purchase Price may be paid in one or a combination of the following:

(i)	by a certified or bank cashier’s check;

(ii)	by the surrender of shares of Common Stock in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and shares of Common Stock, as long as the sum of the cash so paid and the Fair Market Value of the shares of Common Stock so surrendered equals the Purchase Price;

(iii)	by cancellation of indebtedness owed by the Company to the Grantee;

(iv)	subject to Section 17(e), by a loan or extension of credit from the Company evidenced by a full recourse promissory note executed by the Grantee. The interest rate and other terms and conditions of such note shall be determined by the Committee (in which case the Committee may require that the Grantee pledge his or her Shares to the Company for the purpose of securing the payment of such note, and in no event shall the stock certificate(s) representing such Shares be released to the Grantee until such note shall have been paid in full); or

(v)	by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

Except in the case of Options exercised by certified or bank cashier’s check, the Committee may impose such limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option. Any fractional shares of Common Stock resulting from a Grantee’s election that are accepted by the Company shall in the discretion of the Committee be paid in cash.

(c) Term and Nontransferability of Grants and Options.

(i)	Each Option under this Section 7 shall state the time or times which all or part thereof becomes exercisable, subject to the restrictions set forth in clauses (ii) through (v) below.

(ii)	No Option shall be exercisable except by the Grantee or a transferee permitted hereunder.

(iii)	No Option shall be assignable or transferable, except by will or the laws of descent and distribution of the state wherein the Grantee is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code and (iii) is otherwise appropriate and desirable.

(iv)	No Option shall be exercisable until such time as set forth in the applicable Award Agreement (but in no event after the expiration of such Grant).

(v)	The Committee may not modify, extend or renew any Option granted to any Eligible Person unless such modification, extension or renewal shall satisfy any and all applicable requirements of Rule 16b-3 under the Exchange Act and Section 409A of the Code, to the extent applicable. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

(d) Termination of Service, other than by Death, Retirement or Disability. Unless otherwise provided in the applicable Award Agreement, upon any Termination of Service for any reason other than his or her death, Retirement or Disability, an Optionee shall have the right, subject to the restrictions of Section 4(c) above, to exercise his or her Option at any time within three months after Termination of Service, but only to the extent that, at the date of Termination of Service, the Optionee’s right to exercise such Option had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised; provided, however, that, unless otherwise provided in the applicable Award Agreement, if there occurs a Termination of Service by a Participating Company for Cause or a Termination of Service by the Optionee (other than on account of death, Retirement or Disability), any Option not exercised in full prior to such termination shall be canceled.

(e) Death of Optionee. Unless otherwise provided in the applicable Award Agreement, if the Optionee of an Option dies while an Eligible Person or within three months after any Termination of Service other than for Cause or a Termination of Service by the Optionee (other than on account of death, Retirement or Disability), and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions of Section 4(c) above, at anytime within 12 months after the Optionee’s death, by the Successor of the Optionee, but only to the extent that, at the date of death, the Optionee’s right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the Award Agreement and had not previously been exercised.

(f) Disability or Retirement of Optionee. Unless otherwise provided in the Award Agreement, upon any Termination of Service for reason of his or her Disability or Retirement, an Optionee shall have the right, subject to the restrictions of Section 4(c) above, to exercise the Option at any time within 12 months after Termination of Service, but only to the extent that, at the date of Termination of Service, the Optionee’s right to exercise such Option had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised.

(g) Rights as a Stockholder. An Optionee, a Successor of the Optionee, or the holder of a DER shall have no rights as a stockholder with respect to any Shares covered by his or her Grant until, in the case of an Optionee, the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 15.

(h) Modification, Extension and Renewal of Option. Within the limitations of the Plan, and only with respect to Options granted to Eligible Persons, the Committee may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor (but not including repricings, in the absence of stockholder approval). The Committee may modify, extend or renew any Option granted to any Eligible Person, unless such modification, extension or renewal would not satisfy any applicable requirements of Rule 16b-3 under the Exchange Act and Section 409A of the Code. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

(i) Stock Appreciation Rights. The Committee, in its discretion, may (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate), also permit the Optionee to elect to exercise an Option by receiving Shares, cash or a combination thereof, in the discretion of the Committee and as may be set forth in the applicable Award Agreement, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Purchase Price, as determined as of the day the Option is exercised.

(j) Deferral. The Committee may establish a program (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate) under which Optionees will have Phantom Shares subject to Section 10 credited upon their exercise of Options, rather than receiving Shares at that time.

(k) Other Provisions. The Award Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Committee shall deem advisable.

8. SPECIAL RULES FOR INCENTIVE STOCK OPTIONS.

(a) In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the Grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any Optionee for the first time during any calendar year (under the Plan and all other plans) required to be taken into account under Section 422(d) of the Code shall not exceed $100,000.

(b) In the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), the Exercise Price with respect to an Incentive Stock Option shall not be less than 110% of the Fair Market Value of a Share on the day the Option is granted and the term of an Incentive Stock Option shall be no more than five years from the date of grant.

(c) If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company thereupon has a tax-withholding obligation, shall pay to the Company an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.

9. PROVISIONS APPLICABLE TO RESTRICTED STOCK.

(a) Vesting Periods. In connection with the grant of Restricted Stock, whether or not Performance Goals apply thereto, the Committee shall establish one or more vesting periods with respect to the shares of Restricted Stock granted, the length of which shall be determined in the discretion of the Committee and set forth in the applicable Award Agreement. Subject to the provisions of this Section 9, the applicable Award Agreement and the other provisions of the Plan, restrictions on Restricted Stock shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period.

(b) Grant of Restricted Stock. Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Restricted Stock to Eligible Persons; (ii) provide a specified purchase price for the Restricted Stock (whether or not the payment of a purchase price is required by any state law applicable to the Company); (iii) determine the restrictions applicable to Restricted Stock and (iv) determine or impose other conditions to the grant of Restricted Stock under the Plan as it may deem appropriate.

(c) Certificates.

(i)	Each Grantee of Restricted Stock may be issued a stock certificate in respect of Shares of Restricted Stock awarded under the Plan. Any such certificate shall be registered in the name of the Grantee. Without limiting the generality of Section 6, in addition to any legend that might otherwise be required by the Board or the Company’s charter, bylaws or other applicable documents, the certificates for Shares of Restricted Stock issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the applicable Award Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Grant, substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE MEDALLION MANAGEMENT, INC. 2010 EQUITY INCENTIVE PLAN, AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND MEDALLION MANAGEMENT, INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF MEDALLION MANAGEMENT, INC. AT 437 MADISON AVENUE, NEW YORK, NEW YORK 10022.

(ii)	The Committee may require that any stock certificates evidencing such Shares be held in custody by the Company until the restrictions hereunder shall have lapsed and that, as a condition of any grant of Restricted Stock, the Grantee shall have delivered a stock power, endorsed in blank, relating to the stock covered by such Grant. If and when such restrictions so lapse, the stock certificates shall be delivered by the Company to the Grantee or his or her designee as provided in Section 9(d).

(d) Restrictions and Conditions. Unless otherwise provided by the Committee in an Award Agreement, the Shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(i)	Subject to the provisions of the Plan and the applicable Award Agreement, during a period commencing with the date of such Grant and ending on the date the period of forfeiture with respect to such Shares lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Shares of Restricted Stock awarded under the Plan (or have such Shares attached or garnished). Subject to the provisions of the applicable Award Agreement and clauses (iii) and (iv) below, the period of forfeiture with respect to Shares granted hereunder shall lapse as provided in the applicable Award Agreement. Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Shares shall only lapse as to whole Shares.

(ii)	Except as provided in the foregoing clause (i), or in Section 15, the Grantee shall have, in respect of the Shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Shares and receive dividends. Certificates for Shares (not subject to restrictions hereunder) shall be delivered to the Grantee or his or her designee (or where permitted, transferee) promptly after, and only after, the period of forfeiture shall lapse without forfeiture in respect of such Shares of Restricted Stock.

(iii)	Termination of Service, Except by Death, Retirement or Disability. Unless otherwise provided in the applicable Award Agreement, and subject to clause (iv) below, if the Grantee has a Termination of Service for Cause or by the Grantee for any reason other than his or her death, Retirement or Disability, during the applicable period of forfeiture, then (A) all Restricted Stock still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee, and (B) the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount equal to the lesser of (x) the amount paid by the Grantee for such forfeited Restricted Stock as contemplated by Section 9(b), and (y) the Fair Market Value on the date of termination of the forfeited Restricted Stock.

(iv)	Death, Disability or Retirement of Grantee. Unless otherwise provided in the applicable Award Agreement, in the event the Grantee has a Termination of Service on account of his or her death, Disability or Retirement, or the Grantee has a Termination of Service by the Company for any reason other than Cause, during the applicable period of forfeiture, then restrictions under the Plan will immediately lapse on all Restricted Stock granted to the applicable Grantee.

10. PROVISIONS APPLICABLE TO PHANTOM SHARES.

(a) Grant of Phantom Shares. Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the Granting of Phantom Shares to Eligible Persons and (ii) determine or impose other conditions to the grant of Phantom Shares under the Plan as it may deem appropriate.

(b) Term. The Committee may provide in an Award Agreement that any particular Phantom Share shall expire at the end of a specified term.

(c) Vesting.

(i)	Subject to the provisions of the applicable Award Agreement and Section 10(c)(ii), Phantom Shares shall vest as provided in the applicable Award Agreement.

(ii)	Unless otherwise determined by the Committee in an applicable Award Agreement, the Phantom Shares granted pursuant to the Plan shall be subject to the following vesting conditions:

(1)	Termination of Service for Cause. Unless otherwise provided in the applicable Award Agreement and subject to clause (2) below, if the Grantee has a Termination of Service for Cause, all of the Grantee’s Phantom Shares (whether or not such Phantom Shares are otherwise vested) shall thereupon, and with no further action, be forfeited by the Grantee and cease to be outstanding, and no payments shall be made with respect to such forfeited Phantom Shares.

(2)	Termination of Service for Death, Disability or Retirement of Grantee or by the Company for Any Reason Other than Cause. Unless otherwise provided in the applicable Award Agreement, in the event the Grantee has a Termination of Service on account of his or her death, Disability or Retirement, or the Grantee has a Termination of Service by the Company for any reason other than Cause, all outstanding Phantom Shares granted to such Grantee shall become immediately vested.

(3)	Except as contemplated above, in the event that a Grantee has a Termination of Service, any and all of the Grantee’s Phantom Shares which have not vested prior to or as of such termination shall thereupon, and with no further action, be forfeited and cease to be outstanding, and the Grantee’s vested Phantom Shares shall be settled as set forth in Section 10(d).

(d) Settlement of Phantom Shares.

(i)	Except as otherwise provided by the Committee, each vested and outstanding Phantom Share shall be settled by the transfer to the Grantee of one Share; provided, however, that, the Committee at the time of grant (or, in the appropriate case, as determined by the Committee, thereafter) may provide that a Phantom Share may be settled (A) in cash at the applicable Phantom Share Value, (B) in cash or by transfer of Shares as elected by the Grantee in accordance with procedures established by the Committee or (C) in cash or by transfer of Shares as elected by the Company.

(ii)

Each Phantom Share shall be settled with a single-sum payment by the Company; provided, however, that, with respect to Phantom Shares of a Grantee which have a common Settlement Date (as defined below), the Committee may permit the Grantee to elect in accordance with procedures established by the Committee

(taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate) to receive installment payments over a period not to exceed 10 years.

(iii)	(1) The settlement date with respect to a Grantee is the first day of the month to follow the Grantee’s Termination of Service (“Settlement Date”); provided, however, that a Grantee may elect, in accordance with procedures to be adopted by the Committee, that such Settlement Date will be deferred as elected by the Grantee to a time permitted by the Committee under procedures to be established by the Committee. Unless otherwise determined by the Committee, elections under this Section 10(d)(iii)(1) must be made at least six months before, and in the year prior to the year in which, the Settlement Date would occur in the absence of such election.

(2)	Notwithstanding Section 10(d)(iii)(1), the Committee may provide that distributions of Phantom Shares can be elected at any time in those cases in which the Phantom Share Value is determined by reference to Fair Market Value to the extent in excess of a base value, rather than by reference to unreduced Fair Market Value.

(3)	Notwithstanding the foregoing, the Settlement Date, if not earlier pursuant to this Section 10(d)(iii), is the date of the Grantee’s death.

(iv)	Notwithstanding any other provision of the Plan (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate), a Grantee may receive any amounts to be paid in installments as provided in Section 10(d)(ii) or deferred by the Grantee as provided in Section 10(d)(iii) in the event of an “Unforeseeable Emergency.” For these purposes, an “Unforeseeable Emergency,” as determined by the Committee (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate) in its sole discretion, is a severe financial hardship to the Grantee resulting from a sudden and unexpected illness or accident of the Grantee or “dependent,” as defined in Section 152(a) of the Code, of the Grantee, loss of the Grantee’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Grantee. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:

(1)	through reimbursement or compensation by insurance or otherwise;

(2)	by liquidation of the Grantee’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship; or

(3)	by future cessation of the making of additional deferrals under Section 10(d)(ii) and (iii).

Without limitation, the need to send a Grantee’s child to college or the desire to purchase a home shall not constitute an Unforeseeable Emergency. Distributions of amounts because of an Unforeseeable Emergency shall be permitted to the extent reasonably needed to satisfy the emergency need.

(e) Other Phantom Share Provisions.

(i)	Rights to payments with respect to Phantom Shares granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.

(ii)	A Grantee may designate in writing, on forms to be prescribed by the Committee, a beneficiary or beneficiaries to receive any payments payable after his or her death and may amend or revoke such designation at any time. If no beneficiary designation is in effect at the time of a Grantee’s death, payments hereunder shall be made to the Grantee’s estate. If a Grantee with a vested Phantom Share dies, such Phantom Share shall be settled and the Phantom Share Value in respect of such Phantom Shares paid, and any payments deferred pursuant to an election under Section 10(d)(iii) shall be accelerated and paid, as soon as practicable (but no later than 60 days) after the date of death to such Grantee’s beneficiary or estate, as applicable.

(iii)	The Committee may (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate) establish a program under which distributions with respect to Phantom Shares may be deferred for periods in addition to those otherwise contemplated by the foregoing provisions of this Section 10. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts and, if permitted by the Committee, provisions under which Grantees may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

(iv)	Notwithstanding any other provision of this Section 10, any fractional Phantom Share will be paid out in cash at the Phantom Share Value as of the Settlement Date.

(v)	No Phantom Share shall give any Grantee any rights with respect to Shares or any ownership interest in the Company. Except as may be provided in accordance with Section 11, no provision of the Plan shall be interpreted to confer upon any Grantee of a Phantom Share any voting, dividend or derivative or other similar rights with respect to any Phantom Share.

(f) Claims Procedures.

(i)	The Grantee, or his beneficiary hereunder or authorized representative, may file a claim for payments with respect to Phantom Shares under the Plan by written communication to the Committee or its designee. A claim is not considered filed until such communication is actually received. Within 90 days (or, if special circumstances require an extension of time for processing, 180 days, in which case notice of such special circumstances should be provided within the initial 90-day period) after the filing of the claim, the Committee will either:

(1)	approve the claim and take appropriate steps for satisfaction of the claim; or

(2)	if the claim is wholly or partially denied, advise the claimant of such denial by furnishing to him or her a written notice of such denial setting forth (A) the specific reason or reasons for the denial; (B) specific reference to pertinent provisions of the Plan on which the denial is based and, if the denial is based in whole or in part on any rule of construction or interpretation adopted by the Committee, a reference to such rule, a copy of which shall be provided to the claimant; (C) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of the reasons why such material or information is necessary; and (D) a reference to this Section 10(f) as the provision setting forth the claims procedure under the Plan.

(ii)	The claimant may request a review of any denial of his or her claim by written application to the Committee within 60 days after receipt of the notice of denial of such claim. Within 60 days (or, if special circumstances require an extension of time for processing, 120 days, in which case notice of such special circumstances should be provided within the initial 60-day period) after receipt of written application for review, the Committee will provide the claimant with its decision in writing, including, if the claimant’s claim is not approved, specific reasons for the decision and specific references to the Plan provisions on which the decision is based.

11. PROVISIONS APPLICABLE TO DIVIDEND EQUIVALENT RIGHTS.

(a) Grant of DERs. Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the Award Agreements, authorize the granting of DERs to Eligible Persons based on the dividends declared on Common Stock, to be credited as of the dividend payment dates, during the period between the date a Grant is issued, and the date such Grant is exercised, vests or expires, as determined by the Committee. Such DERs shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Committee. With respect to DERs granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such DERs shall be payable regardless of whether such Option is exercised. If a DER is granted in respect of another Grant hereunder, then, unless otherwise stated in the Award Agreement, or, in the appropriate case, as determined by the Committee, in no event shall the DER be in effect for a period beyond the time during which the applicable related portion of the underlying Grant has been exercised or otherwise settled, or has expired, been forfeited or otherwise lapsed, as applicable.

(b) Certain Terms.

(i)	The term of a DER shall be set by the Committee in its discretion.

(ii)	Payment of the amount determined in accordance with Section 11(a) shall be in cash, in Common Stock or a combination of the both, as determined by the Committee at the time of grant.

(c) Other Types of DERs. The Committee may establish a program under which DERs of a type whether or not described in the foregoing provisions of this Section 11 may be granted to Eligible Persons. For example, without limitation, the Committee may grant a DER in respect of each Share subject to an Option or with respect to a Phantom Share, which right would consist of the right (subject to Section 11(d)) to receive a cash payment in an amount equal to the dividend distributions paid on a Share from time to time.

(d) Deferral.

(i)	The Committee may (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate) establish a program under which Grantees (i) will have Phantom Shares credited, subject to the terms of Sections 10(d) and 10(e) as though directly applicable with respect thereto, upon the granting of DERs, or (ii) will have payments with respect to DERs deferred.

(ii)	The Committee may establish a program under which distributions with respect to DERs may be deferred. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Grantees may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

12. OTHER EQUITY-BASED AWARDS. The Board shall have the right to grant other awards based upon the Common Stock having such terms and conditions as the Board may determine, including without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock, including the grant of Long Term Incentive Units in any Subsidiary, operating partnership or other entity.

13. PERFORMANCE GOALS. The Committee, in its discretion, shall in the case of Grants (including, in particular, Grants other than Options) intended to qualify for an exception from the limitation imposed by Section 162(m) of the Code (“Performance-Based Grants”) (i) establish one or more performance goals (“Performance Goals”) as a precondition to the issue of Grants, and (ii) provide, in connection with the establishment of the Performance Goals, for predetermined Grants to those Grantees (who continue to meet all applicable eligibility requirements) with respect to whom the applicable Performance Goals are satisfied. The Performance Goals shall be based upon the criteria set forth in Exhibit A hereto which is hereby incorporated herein by reference as though set forth in full. The Performance Goals shall be established in a timely fashion such that they are considered preestablished for purposes of the rules governing performance-based compensation under Section 162(m) of the Code. Prior to the award of Restricted Stock hereunder, the Committee shall have certified that any applicable Performance Goals, and other material terms of the Grant, have been satisfied. Performance Goals which do not satisfy the foregoing provisions of this Section 13 may be established by the Committee with respect to Grants not intended to qualify for an exception from the limitations imposed by Section 162(m) of the Code.

14. TERM OF PLAN. Grants may be granted pursuant to the Plan until the expiration of 10 years from the effective date of the Plan.

15. RECAPITALIZATION AND CHANGES OF CONTROL.

(a) Subject to any required action by stockholders and to the specific provisions of Section 16, if (i) the Company shall at any time be involved in a merger, consolidation, dissolution,

liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Grants, then:

(i)	the maximum aggregate number of Shares which may be made subject to Options and DERs under the Plan, the maximum aggregate number and kind of Shares of Restricted Stock that may be granted under the Plan, the maximum aggregate number of Phantom Shares and other Grants which may be granted under the Plan may be appropriately adjusted by the Committee in its discretion; and

(ii)	the Committee shall take any such action as in its discretion shall be necessary to maintain each Grantees’ rights hereunder (including under their applicable Award Agreements) so that they are, in their respective Options, Phantom Shares and DERs (and, as appropriate, other Grants under Section 12), substantially proportionate to the rights existing in such Options, Phantom Shares and DERs (and other Grants under Section 12) prior to such event, including, without limitation, adjustments in (A) the number of Options, Phantom Shares and DERs (and other Grants under Section 12) granted, (B) the number and kind of shares or other property to be distributed in respect of Options, Phantom Shares and DERs (and other Grants under Section 12, as applicable, (C) the Exercise Price, Purchase Price and Phantom Share Value, and (D) performance-based criteria established in connection with Grants (to the extent consistent with Section 162(m) of the Code, as applicable); provided that, in the discretion of the Committee, the foregoing clause (D) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 15(a) had the event related to the Company.

To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to all outstanding Grants, the number of Shares (or units) available under Section 6 above shall be increased or decreased, as the case may be, proportionately.

(b) Any Shares or other securities distributed to a Grantee with respect to Restricted Stock or otherwise issued in substitution of Restricted Stock pursuant to this Section 15 shall be subject to the applicable restrictions and requirements imposed by Section 9, including depositing the certificates therefor with the Company together with a stock power and bearing a legend as provided in Section 9(c)(i).

(c) If the Company shall be consolidated or merged with another corporation or other entity, each Grantee who has received Restricted Stock that is then subject to restrictions imposed by Section 9(d) may be required to deposit with the successor corporation the certificates for the stock or securities or the other property that the Grantee is entitled to receive by reason of ownership of Restricted Stock in a manner consistent with Section 9(c)(ii), and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 9(d), and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 9(c)(i).

(d) The judgment of the Committee with respect to any matter referred to in this Section 15 shall be conclusive and binding upon each Grantee without the need for any amendment to the Plan.

(e) To the extent that the foregoing adjustment related to securities of the Company, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.

(f) Except as expressly provided in this Section 15, a Grantee shall have no rights by reason of subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to a Grant or the Exercise Price of Shares subject to an Option.

(g) Grants made pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.

(h) Upon the occurrence of a Change of Control:

(i)	The Committee as constituted immediately before the Change of Control may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change of Control (including, without limitation, the substitution of stock other than stock of the Company as the stock optioned hereunder, and the acceleration of the exercisability of the Options, cancellation of any Options or stock appreciation rights in return for payment equal to the Fair Market Value of Shares subject to an Option or stock appreciation right as of the date of the Change of Control less the exercise price applicable thereto (which amount may be zero) and settling of each Phantom Share or, as applicable, other Grant under Section 12), provided that the Committee determines that such adjustments do not have a substantial adverse economic impact on the Grantee as determined at the time of the adjustments.

(ii)	Except as otherwise provided in an applicable Award Agreement, all restrictions and conditions on each DER shall automatically lapse and all Grants under the Plan shall be deemed fully vested.

(iii)	Notwithstanding the provisions of Section 10, the Settlement Date for Phantom Shares shall be the date of such Change of Control and all amounts due with respect to Phantom Shares to a Grantee hereunder shall be paid as soon as practicable (but in no event more than 30 days) after such Change of Control, unless such Grantee elects otherwise in accordance with procedures established by the Committee.

16. EFFECT OF CERTAIN TRANSACTIONS. In the case of (i) the dissolution or liquidation of the Company, (ii) a merger, consolidation, reorganization or other business combination in which the Company is acquired by another entity or in which the Company is not the surviving entity, or (iii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, the Plan and the Grants issued hereunder shall terminate upon the effectiveness of any such transaction or event, unless provision is made in connection with such transaction for the assumption of Grants theretofore granted, or the substitution for such Grants of new Grants, by the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 15. In the event of such termination, all outstanding Options and Grants shall be exercisable in full for at least fifteen days prior to the date of such termination whether or not otherwise exercisable during such period.

17. SECURITIES LAW REQUIREMENTS.

(a) Legality of Issuance. The issuance of any Shares pursuant to Grants under the Plan and the issuance of any Grant shall be contingent upon the following:

(i)	the obligation of the Company to sell Shares with respect to Grants issued under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee;

(ii)	the Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to stock options; and

(iii)	each grant of Options, Restricted Stock, Phantom Shares (or issuance of Shares in respect thereof) or DERs (or issuance of Shares in respect thereof), or other Grant under Section 12 (or issuance of Shares in respect thereof), is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Options, Shares of Restricted Stock, Phantom Shares, DERs, other Grants or other Shares, no payment shall be made, or Phantom Shares or Shares issued or grant of Restricted Stock or other Grant made, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

(b) Restrictions on Transfer. Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Grantee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 17 shall be conclusive and binding on all persons. Without limiting the generality of Section 6, stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear a restrictive legend, substantially in the following form, and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

“THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.”

(c) Registration or Qualification of Securities. The Company may, but shall not be obligated to, register or qualify the issuance of Grants and/or the sale of Shares under the Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Grants or the sale of Shares under the Plan to comply with any law.

(d) Exchange of Certificates. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

(e) Certain Loans. Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any Award Agreement which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.

18. COMPLIANCE WITH SECTION 409A OF THE CODE.

(a) Any Award Agreement issued under the Plan that is subject to Section 409A of the Code shall include such additional terms and conditions as may be required to satisfy the requirements of Section 409A of the Code.

(b) With respect to any Grant issued under the Plan that is subject to Section 409A of the Code, and with respect to which a payment or distribution is to be made upon a Termination of Service, if the Participant is determined by the Company to be a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code and any of the Company’s stock is publicly traded on an established securities market or otherwise, such payment or distribution may not be made before the date which is six months after the date of Termination of Service (to the extent required under Section 409A of the Code).

(c) Notwithstanding any other provision of the Plan, the Board and the Committee shall administer the Plan, and exercise authority and discretion under the Plan, to satisfy the requirements of Section 409A of the Code or any exemption thereto.

19. AMENDMENT OF THE PLAN. The Board may from time to time, with respect to any Shares at the time not subject to Grants, suspend or discontinue the Plan or revise or amend it in any respect whatsoever. The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect a Grantee with respect to Grants previously granted unless such amendments are in connection with compliance with applicable laws; provided, however, that the Board may not make any amendment in the Plan that would, if such amendment were not approved by the holders of the Common Stock, cause the Plan to fail to comply with any requirement of applicable law or regulation, or of any applicable exchange or similar rule, unless and until the approval of the holders of such Common Stock is obtained.

20. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of an Option, the sale of Restricted Stock or in connection with other Grants under the Plan will be used for general corporate purposes.

21. TAX WITHHOLDING. Each Grantee shall, no later than the date as of which the value of any Grant first becomes includable in the gross income of the Grantee for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of any federal, state or local taxes of any kind that are required by law to be withheld with respect to such income. A Grantee may elect to have such tax withholding satisfied, in whole or in part, by (i) authorizing the Company to withhold a number of Shares to be issued pursuant to a Grant equal to the Fair Market Value as of the date withholding is effected that would satisfy the withholding amount due, (ii) transferring to the Company Shares owned by the Grantee with a Fair Market Value equal to the amount of the required withholding tax, or (iii) in the case of a Grantee who is an Employee of the Company at the time such withholding is effected, by withholding from the Grantee’s cash compensation. Notwithstanding anything contained in the Plan to the contrary, the Grantee’s satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company’s obligation as may otherwise by provided hereunder to provide Shares to the Grantee, and the failure of the Grantee to satisfy such requirements with respect to a Grant shall cause such Grant to be forfeited.

22. NOTICES. All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Grantee, shall be delivered personally or mailed to the Grantee at the address appearing in the records of the Participating Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 22.

23. RIGHTS TO EMPLOYMENT OR OTHER SERVICE. Nothing in the Plan or in any Grant issued pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Participating Company (if applicable) or interfere in any way with the right of the Participating Company and its stockholders to terminate the individual’s employment or other service at any time.

24. EXCULPATION AND INDEMNIFICATION. To the maximum extent permitted by law, the Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

25. NO FUND CREATED. Any and all payments hereunder to any Grantee under the Plan shall be made from the general funds of the Company (or, if applicable, a Participating Company), no special or separate fund shall be established or other segregation of assets made to assure such payments, and the Phantom Shares (including for purposes of this Section 25 any accounts established to facilitate the implementation of Section 10(d)(iii)) and any other similar devices issued hereunder to account for Plan obligations do not constitute Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company (or a Participating Company) may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of

Title I of the Employee Retirement Income Security Act of 1974, as amended. The obligations of the Company (or, if applicable, a Participating Company) under the Plan are unsecured and constitute a mere promise by the Company (or, if applicable, a Participating Company) to make benefit payments in the future and, to the extent that any person acquires a right to receive payments under the Plan from the Company (or, if applicable, a Participating Company), such right shall be no greater than the right of a general unsecured creditor of the Company (or, if applicable, a Participating Company). Without limiting the foregoing, Phantom Shares and any other similar devices issued hereunder to account for Plan obligations are solely a device for the measurement and determination of the amounts to be paid to a Grantee under the Plan, and each Grantee’s right in the Phantom Shares and any such other devices is limited to the right to receive payment, if any, as may herein be provided.

26. NO FIDUCIARY RELATIONSHIP. Nothing contained in the Plan (including without limitation Section 10(e)(iii)), and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company, the Participating Companies, or their officers or the Committee, on the one hand, and the Grantee, the Company, the Participating Companies or any other person or entity, on the other.

27. CAPTIONS. The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights.

28. GOVERNING LAW. THE PLAN SHALL BE GOVERNED BY THE LAWS OF NEW YORK, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

EXHIBIT A

PERFORMANCE CRITERIA

Performance-Based Grants intended to qualify as “performance based” compensation under Section 162(m) of the Code, may be payable upon the attainment of objective performance goals that are established by the Committee and relate to one or more Performance Criteria, in each case on specified date or over any period, up to 10 years, as determined by the Committee. Performance Criteria may be based on the achievement of the specified levels of performance under one or more of the measures set out below relative to the performance of one or more other corporations or indices.

“Performance Criteria” means the following business criteria (or any combination thereof) with respect to one or more of the Company, any Participating Company or any division or operating unit thereof:

i)	pre-tax income,

ii)	after-tax income,

iii)	net income (meaning net income as reflected in the Company’s financial reports for the applicable period, on an aggregate, diluted and/or per share basis),

iv)	operating income,

v)	cash flow,

vi)	earnings per share,

vii)	return on equity,

viii)	return on invested capital or assets,

ix)	cash and/or funds available for distribution,

x)	appreciation in the fair market value of the Common Stock,

xi)	return on investment,

xii)	total return to stockholders (meaning the aggregate Common Stock price appreciation and dividends paid (assuming full reinvestment of dividends) during the applicable period),

xiii)	net earnings growth,

xiv)	stock appreciation (meaning an increase in the price or value of the Common Stock after the date of grant of an award and during the applicable period),

xv)	related return ratios,

xvi)	increase in revenues,

A-1

xvii)	the Company’s published ranking against its peer group of real estate investment trusts based on total stockholder return,

xviii)	net earnings,

xix)	changes (or the absence of changes) in the per share or aggregate market price of the Company’s Common Stock,

xx)	number of securities sold,

xxi)	earnings before any one or more of the following items: interest, taxes, depreciation or amortization, as reflected in the Company’s financial reports for the applicable period, and

xxii)	total revenue growth (meaning the increase in total revenues after the date of grant of an award and during the applicable period, as reflected in the Company’s financial reports for the applicable period).

Except as otherwise expressly provided, all financial terms are used as defined under Generally Accepted Accounting Principles (“GAAP”) and all determinations shall be made in accordance with GAAP, as applied by the Company in the preparation of its periodic reports to stockholders.

To the extent permitted by Section 162(m) of the Code, unless the Committee provides otherwise at the time of establishing the performance goals, for each fiscal year of the Company, the Committee may provide for objectively determinable adjustments, as determined in accordance with GAAP, to any of the Performance Criteria described above for one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the disposal of a segment of a business, (C) related to a change in accounting principle under GAAP, (D) related to discontinued operations that do not qualify as a segment of a business under GAAP, and (E) attributable to the business operations of any entity acquired by the Company during the fiscal year.

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ANNEX G

FORM OF

AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment (this “Amendment”), dated as of                     , 2010, to the Investment Management Trust Agreement (as defined below) is made by and among Sports Properties Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company (the “Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Agreement (as defined below).

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of January 17, 2008 (the “Investment Management Trust Agreement”); and

WHEREAS, the parties desire to amend the Investment Management Trust Agreement upon the terms and conditions herein provided.

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Section 1(i) of the Investment Management Trust Agreement shall be amended and restated in its entirety as follows:

“(i) commence liquidation of the Trust Account upon receipt of the Officers’ Certificate signed by the Chief Executive Officer and Chief Financial Officer in accordance with the terms of a letter (the “Termination Letter”), in a form substantially similar to that attached hereto as Exhibit A or Exhibit B, signed on behalf of the Company by its Chief Executive Officer and Chief Financial Officer, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein as part of the Company’s plan of dissolution and liquidation. The Trustee understands and agrees that, except as provided in Section 1(i) and Section 2 hereof, disbursements from the Trust Account shall be made only pursuant to a duly executed Termination Letter, together with the other documents referenced herein, including, without limitation, an independently certified oath and report of inspector of election in respect of the stock vote in favor of the Business Combination (as hereinafter defined). In all cases, the Trustee shall provide Banc of America with a copy of any Termination Letter, Officers’ Certificates and/or any other correspondence that it receives with respect to any proposed withdrawal from the Trust Account promptly after it receives same. As used in this Agreement, the term “Business Combination” means (x) the acquisition by the Company, through merger, capital stock exchange, asset acquisition, stock purchase, exchangeable share transaction, joint venture or other similar business combination with, one or more domestic or international operating businesses in the sports, leisure and entertainment industries, as more fully described in the prospectus forming a part of the Registration Statement or (y) consummation of substantially all of the transactions contemplated by the Framework Agreement, dated as of November 18, 2009, between the Company and Medallion Financial Corp. As of the date 24 months from the date of this Agreement, if the Company has failed to consummate a Business Combination (“Termination Date”), the Company shall commence liquidation of the Trust Account. The Trustee, upon consultation with the Company and Banc of America, shall deliver a notice to Public Stockholders of record as of the Termination Date, by U.S. mail or via the Depository Trust Company (“DTC”), within five days of the Termination Date, to notify the Public Stockholders of such event and take such other actions as it may deem necessary to inform the Beneficiaries. Promptly thereafter, the Trustee shall deliver to each Public Stockholder its ratable share of the Property against satisfactory evidence of delivery of the stock certificates by the Public Stockholders to the Company through DTC, its Deposit Withdraw Agent Commission (DWAC) system or as otherwise presented to the Trustee.”

2.	Exhibit A of the Investment Management Trust Agreement is hereby replaced in its entirety by Exhibit A attached hereto.

3.	All other provisions of the Investment Management Trust Agreement shall continue in full force and effect from the date hereof until terminated in accordance with the terms of the Investment Management Trust Agreement.

4.	This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

5.	This Amendment is intended to be in full compliance with the requirements for an Amendment to the Investment Management Trust Agreement as required by Section 8(c) of the Investment Management Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Investment Management Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6.	This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[The remainder of page is intentionally left blank.]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the authorized officers of each of the undersigned as of the date first above written.

SPORTS PROPERTIES ACQUISITION CORP.

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

ACCEPTED AND AGREED:

BANC OF AMERICA SECURITIES, LLC

By:
Name:
Title:

EXHIBIT A

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

17 Battery Place

New York, New York 10004

Attn: Steven G. Nelson and Frank A. Di Paolo

Re: Trust Account No. [    ] Termination Letter

Gentlemen:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Sports Properties Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of January 17, 2008 (the “Trust Agreement”), this is to advise you that the Company has entered into an agreement (the “Business Agreement”) with [            ] (“Target Business”) to consummate the transactions contemplated by the Business Agreement (the “Business Combination”) on or about [insert date]. The Company shall notify you at least 48 hours in advance of the actual date of the consummation of the Business Combination (the “Consummation Date”) and shall provide you with an Officers’ Certificate in accordance with Sections 1(i) and 3(e) of the Trust Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Trust Agreement.

In accordance with paragraph A of Article 6 of the Amended and Restated Certificate of Incorporation of the Company, the Business Combination has been approved by the stockholders of the Company and by the Public Stockholders holding a majority of the IPO Shares, and Public Stockholders holding less than 50% of the IPO Shares have voted against the Business Combination and given notice of exercise of their conversion rights described in paragraph B of Article 6 of the Amended and Restated Certificate of Incorporation of the Company. Pursuant to Section 3(e) of the Trust Agreement, we are providing you with [an affidavit] [a certificate] of                            , which verifies the vote of the Company’s stockholders in connection with the Business Combination. In accordance with the terms of the Trust Agreement, we hereby authorize you to commence liquidation of the Trust Account to the effect that, on the Consummation Date, all of funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company and Banc of America shall direct in writing on the Consummation Date.

On the Consummation Date, (i) counsel for the Company shall deliver to you written notification that (a) all of the conditions to closing of the Business Combination have been satisfied and the closing date for such Business Combination has been consummated or will, concurrently with your transfer of funds to the accounts as directed by the Company, be consummated, and has been scheduled pursuant to the terms of the Business Agreement; (ii) the Company shall deliver along with the oath and report of inspector of election certified by an independent inspector which may be the Trustee or as otherwise appointed by Banc of America (collectively, the “Report”); and (iii) the Company and Banc of America shall deliver to you joint written instructions with respect to the transfer of the funds, including the Contingent

A-1

Discount, held in the Trust Account (“Instructions”). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the counsel’s letter, the Report, evidence of delivery of the Stock Certificates, the Officers’ Certificate and the Instructions in accordance with the terms of the Instructions. Notwithstanding the foregoing, upon verification of receipt by you of the Instructions, we hereby agree and acknowledge that the Property in the Trust Account shall be distributed as follows: (1) first, to Banc of America by wire transfer (or as otherwise directed by Banc of America) in immediately available funds, the aggregate amount equal to [                        ] and (2) thereafter, to any other Beneficiary in accordance with the terms of the Instructions. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company and Banc of America of the same and, if the amount set forth in sub-clause (1) shall not have been paid in full, Banc of America and the Company shall issue joint written instructions directing you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company and/or Banc of America. Upon the distribution of all the funds in the Trust Account pursuant to the terms hereof, the Trust Agreement shall be terminated.

In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then the funds held in the Trust Account shall be reinvested as provided in the Trust Agreement on the business day immediately following the Consummation Date, as set forth in the notice.

Very truly yours,

SPORTS PROPERTIES ACQUISITION CORP.

By:
Name: Tony Tavares
Title: President and Chief Executive Officer

By:
Name: Larry D. Hall
Title: Chief Financial Officer

A-2

ANNEX H

December 14, 2009

Sports Properties Acquisition Corp.

437 Madison Avenue

New York, New York 10022

Ladies and Gentlemen:

We have acted as special Delaware counsel to Sports Properties Acquisition Corp., a Delaware corporation (the “Company”), in connection with the matters set forth herein. In this connection, you have requested our opinion as to certain matters under the General Corporation Law of the State of Delaware and the Delaware case law promulgated thereunder (the “General Corporation Law”).

For the purpose of rendering our opinion as expressed herein, we have been furnished and have reviewed the following documents which, in our experience, are the documents necessary for us to review in order to render our opinions as expressed herein:

(i) the Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on January 17, 2008 (the “Certificate of Incorporation”);

(ii) the Bylaws of the Company, as currently in effect (the “Bylaws”);

(iii) a form of the Certificate of Amendment to the Certificate of Incorporation of the Company (the “First Certificate of Amendment”), a copy of which is attached hereto as Exhibit A;

(iv) a form of the Second Certificate of Amendment to the Certificate of Incorporation of the Company (the “Second Certificate of Amendment”), a copy of which is attached hereto as Exhibit B;

(v) a form of the Third Certificate of Amendment to the Certificate of Incorporation of the Company (the “Third Certificate of Amendment”, together with the First Certificate of Amendment and the Second Certificate of Amendment, the “Certificates of Amendment”), a copy of which is attached hereto as Exhibit C;

(vi) the Registration Statement of the Company (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “SEC”) on January 17, 2008 in connection with the Company’s initial public offering (the “IPO”);

(vii) the Proxy Statement proposed to be filed with the SEC in connection with, among other things, the Certificates of Amendment (the “Proxy Statement”);

(viii) a certificate of an officer of the Company, dated the date hereof, as to certain matters; and

(ix) the Framework Agreement, dated as of November 18, 2009, by and between the Company and Medallion Financial Corp. (the “Framework Agreement”).

In our role as special Delaware counsel, we have conducted no independent factual investigation of our own, but rather have relied as to factual matters solely upon the foregoing documents, the statements and information set forth therein, and the additional matters recited or assumed herein, all of which we assume to be true, complete and accurate in all material respects.

BACKGROUND

We have been advised, and accordingly assume for purposes of our opinion as expressed herein, that (i) the Company has entered into the Framework Agreement which provides for the Company to continue its business as a corporation that acquires and actively manages transferable licenses that permit the operation of taxi cabs in major metropolitan cities in the United States, or medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with these medallions and provides a range of services to and otherwise participates in the taxi industry (the “Framework Transaction”); and (ii) the Framework Transaction does not constitute a “Business Combination” within the meaning of Article Sixth of the Certificate of Incorporation because the Company will not be acquiring the assets of one or more domestic or international operating businesses, or one or more domestic or international operating businesses themselves, in the sports, leisure and entertainment industries, having, collectively, a fair market value of at least 80% of the Company’s net assets. We have also been advised, and accordingly assume for purposes of our opinion as expressed herein, that (i) the Company considered and analyzed numerous companies and acquisition opportunities in its search for an attractive business combination candidate, none of which were believed to be as attractive to the Company’s public stockholders as the Framework Transaction; and (ii) under Articles Fifth and Sixth of the Certificate of Incorporation, a failure to consummate a Business Combination (as defined in Article Sixth of the Certificate of Incorporation set forth below) by January 17, 2010 (the “Termination Date”) will result in the dissolution and liquidation of the Company.

Accordingly, in order to consummate the Framework Transaction, the Company is proposing to amend the Certificate of Incorporation to (i) revise the definition of “Business Combination” to provide that the consummation of substantially all of the transactions contemplated by the Framework Agreement will also constitute a “Business Combination”; (ii) delete the prohibition on the Company consummating a Business Combination with an entity affiliated with any of the Company’s officers, directors, or the initial holders of the Company’s shares of common stock issued prior to the IPO; (iii) change the prohibition on consummating any Business Combination to the situation where holders of an aggregate of 50%, as opposed to 30%, or more in interest of the IPO Shares vote against a Business Combination and exercise their conversion rights; (iv) provide that holders of IPO shares who voted either for or against a Business Combination may demand the conversion of his, her or its IPO Shares into cash; (v) delete Article Fifth in its entirety; (vi) change the name of the Company; (vii) revise the purpose of the Company and eliminate the 95% vote requirement in Article Third; (viii) increase the authorized number of shares of stock; and (ix) remove certain provisions of Article Sixth. Specifically, the Company is first proposing to amend the Certificate of Incorporation as set forth in the First Certificate of Amendment attached hereto as Exhibit A to delete the last sentence of the second paragraph of Article Sixth and delete the first two sentences of Article Sixth in their entirety and insert the following in lieu thereof:

The introduction and the following provisions (A) through (F) shall apply during the period commencing upon the filing of this Amended and Restated Certificate of Incorporation and terminating upon the earlier to occur of: (i) the consummation of a Business Combination or (ii) the Termination Date and may not be amended prior thereto without the affirmative vote of at least 95% of the IPO Shares cast at a meeting of stockholders of the Corporation. A “Business Combination” shall mean (i) the initial acquisition by the Corporation, whether by merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar type of transaction or a combination of the foregoing, of the assets of one or more domestic or international operating businesses, or one or more domestic or international operating businesses themselves, in the sports, leisure and entertainment industries having, collectively, a fair market value (as calculated in accordance with the requirements set forth below) of at least 80% of the Corporation’s net assets at the time of the acquisition (excluding deferred underwriting discounts and commissions) or (ii) consummation of substantially all of the transactions contemplated by the Framework Agreement, dated as of November 18, 2009, by and between the Corporation and Medallion Financial Corp. (the “Framework Transaction”).

The First Certificate of Amendment would also amend the Certificate of Incorporation by deleting the proviso in the second sentence of paragraph A of Article Sixth in its entirety and inserting the following in lieu thereof:

provided the Corporation shall not consummate any Business Combination if holders of an aggregate of 50% or more in interest of the IPO Shares both vote against a Business Combination and exercise their conversion rights described in paragraph B below.

Finally, the First Certificate of Amendment would amend the Certificate of Incorporation by deleting paragraph B of Article Sixth in its entirety and inserting the following in lieu thereof:

In the event a Business Combination is approved in accordance with the above Paragraph (A) and is consummated by the Corporation, any stockholder of the Corporation holding shares of Common Stock issued in the Corporation’s initial public offering of securities (such offering, the “IPO”; such shares, “IPO Shares”) who voted either for or against the Business Combination may, contemporaneous with such vote, demand the Corporation convert his IPO Shares into cash. If so demanded, the Corporation shall, promptly after consummation of the Business Combination, convert, subject to the availability of lawful funds therefor, such shares at a per share conversion price equal to (i) the amount held in the Trust Account (as defined below) (net of taxes payable and amounts released to the Corporation as described in Paragraph (C) below and calculated as of two business days prior to the consummation of the Business Combination), divided by (ii) the total number of IPO Shares.

The Company is then proposing to amend the Certificate of Incorporation as set forth in the Second Certificate of Amendment to delete the Article Fifth in its entirety and insert the following in lieu thereof: “Article FIFTH: Reserved.”

Finally, the Company is proposing to amend the Certificate of Incorporation as set forth in the Third Certificate of Amendment to, among other things, delete the proviso in the second sentence of Article Third in its entirety, delete the third sentence of Article Third in its entirety and delete each provision of Article Sixth in its entirety other than paragraph D thereof.

In addition, we have been advised, and accordingly assume for purposes of our opinion as expressed herein, that (i) any of the Company’s stockholders who affirmatively vote their IPO Shares1 against the Framework Transaction and demand that such shares be converted into cash will be entitled to receive a pro rata portion of the Trust Account (as defined in Article Sixth of the Certificate of Incorporation), calculated in accordance with the Certificate of Incorporation, if the Framework Transaction is consummated (the “Conversion Rights”); (ii) the stockholders’ vote on any proposal other than the proposal to approve the Framework Transaction will not adversely affect the stockholders’ Conversion Rights; (iii) the Company’s officers, directors and stockholders prior to the IPO (the “Company Founders”) do not have Conversion Rights with respect to the shares of common stock acquired by them prior to the IPO (the “Founders’ Shares”); and (iv) if the transactions contemplated by the Framework Agreement are consummated, certain of the Company Founders have agreed to have cancelled certain of the Founders’ Shares.

Article Third of the Certificate of Incorporation provides:

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law, as amended from time to time (the “DGCL”). In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges which are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation; provided, however, that in the event a Business Combination (as defined below) is not consummated prior to the Termination Date (as defined below), then the purposes of the Corporation shall automatically, with no action required by the Board of Directors or the stockholders, on the Termination Date be limited to effecting and implementing the dissolution and liquidation of the Corporation and the taking of any other actions expressly required to be taken herein on or after the Termination Date and the Corporation’s powers shall thereupon be limited to those set forth in Section 278 of the DGCL and as otherwise may be necessary to implement the limited purposes of the Corporation as provided herein. This Article Third may not be amended without the affirmative vote of at least 95% of the IPO Shares.

Article Fifth of the Certificate of Incorporation provides:

The Corporation’s existence shall terminate on January 17, 2010 (“Termination Date”). In the event that the Corporation submits a Business Combination (as defined below) to its stockholders for a

[1]	We understand that the shares of common stock of the Company issued in the IPO constitute the IPO Shares. Thus, the IPO Shares consist of all of the Company’s common stock except those shares of common stock acquired by the Company Founders prior to the IPO.

vote pursuant to Article Sixth, paragraph A, it shall submit this provision to its stockholders concurrently for amendment to permit the Corporation’s continued existence. In the event that a majority of the shares cast at a meeting of the stockholders of the Corporation to amend this section and approve a Business Combination (as defined below) are voted for approval of such amendment and Business Combination then such amendment will become effective upon consummation of a Business Combination. This provision shall not be amended other than pursuant to the preceding sentence or with the affirmative vote of at least 95% of the IPO Shares cast at a meeting of stockholders of the Corporation.

Article Sixth of the Certificate of Incorporation provides in pertinent part:

The following provisions (A) through (F) shall apply during the period commencing upon the filing of this Certificate of Incorporation and terminating upon the earlier to occur of: (i) the consummation of a Business Combination or (ii) the Termination Date and may not be amended prior thereto without the affirmative vote of at least 95% of the IPO Shares cast at a meeting of stockholders of the Corporation. A “Business Combination” shall mean the initial acquisition by the Corporation, whether by merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction, joint venture or other similar type of transaction or a combination of the foregoing, of the assets of one or more domestic or international operating businesses, or one or more domestic or international operating businesses themselves, in the sports, leisure and entertainment industries having, collectively, a fair market value (as calculated in accordance with the requirements set forth below) of at least 80% of the Corporation’s net assets at the time of the acquisition (excluding deferred underwriting discounts and commissions).

For purposes of this Article Sixth, the fair market value of an acquisition proposed for a Business Combination shall be determined by the Board of Directors based upon financial standards generally accepted by the financial community, such as actual and potential sales, earnings and cash flow and book value. If the Board of Directors of the Corporation is not able to independently determine the fair market value of the target business, the Corporation shall obtain an opinion with regard to such fair market value from an unaffiliated, independent investment banking firm which may or may not be a member of the Financial Industry Regulatory Authority, Inc. Such opinion shall be included in the Corporation’s proxy solicitation materials, furnished to stockholders in connection with their vote on such a

Business Combination. In addition, the Corporation shall not consummate a Business Combination with an entity that is affiliated with any of the initial holders of the Corporation’s shares of Common Stock issued prior to the IPO (as defined below) or the Corporation’s officers or directors.

Thus, the underlined language in (i) the last sentence of Article Third, (ii) the last sentence of Article Fifth, and (iii) the first sentence of Article Sixth of the Certificate of Incorporation purport to require the affirmative vote of at least 95% of the IPO Shares for an amendment to (i) Article Third of the Certificate of Incorporation, (ii) Article Fifth of the Certificate of Incorporation, and (iii) paragraphs A through F of Article Sixth of the Certificate of Incorporation during the period commencing upon the filing of the Certificate of Incorporation and terminating upon the first to occur of a Business Combination or the Termination Date (the “Business Combination Period”). We assume for purposes of our opinion as expressed herein, that because the Company is a public corporation, approval of the holders of 95% of the IPO Shares cannot reasonably be attained.2 Accordingly, as a factual matter, the provisions in the (i) last sentence of Article Third, (ii) the last sentence in Article Fifth, and (iii) the first sentence of Article Sixth, which purport to require approval of 95% of the IPO Shares to amend (i) Article Third, (ii) Article Fifth, and (iii) paragraphs A through F of Article Sixth during the Business Combination Period, respectively, effectively eliminate the Company’s power to amend those provisions of the Certificate of Incorporation.

DISCUSSION

You have asked our opinion as to whether Articles Third, Fifth and Sixth may be amended as provided in the Certificates of Amendment. For the reasons set forth below, in our opinion, the provision in (i) the last sentence of Article Third, (ii) the last sentence of Article Fifth, and (iii) the first sentence of Article Sixth of the Certificate of Incorporation, which require the holders of 95% of the IPO Shares to approve any amendment to (i) Article Third, (ii) Article Fifth, and (iii) paragraphs A through F of Article Sixth during the Business Combination Period, respectively, effectively eliminate the Company’s (and, consequently, the Company’s directors’ and stockholders’) statutory power to amend (i) Article Third, (ii) Article Fifth and (iii) paragraphs A through F of Article Sixth during the Business Combination Period, and are therefore not valid under the General Corporation Law.3 Because the provisions in (i) the last

[2]	In Chesapeake Corp. v. Shore, 771 A.2d 293, 342 (Del. Ch. 2000), the Court of Chancery, after consideration of expert testimony on the subject, noted that for a public corporation, a provision requiring an 88% vote of stockholders to take certain actions was set at an “unattainably high level.” Similarly, in Sellers v. Joseph Bancroft & Sons Co., 2 A.2d 108, 114 (Del. Ch. 1938), the Court of Chancery questioned the validity of a certificate of incorporation provision requiring the vote or consent of 100% of the preferred stockholders to amend the certificate of incorporation because the 100% vote requirement made such provision “practically irrepealable.”
[3]	Technically, two of the amendments proposed in the First Certificate of Amendment are amendments to the introductory paragraphs of Article Sixth of the Certificate of Incorporation, and therefore the language purporting to require the approval of 95% of the IPO Shares to amend paragraphs A through F is not implicated. However, for purposes of our opinion as expressed herein, we have assumed that the proposed amendments to the introductory paragraphs of Article Sixth of the Certificate of Incorporation would implicate the language in Article Sixth purporting to require approval of 95% of the IPO Shares to amend certain provisions thereof.

sentence of Article Third, (ii) the last sentence of Article Fifth, and (iii) the first sentence of Article Sixth, requiring the approval of holders of 95% of the IPO Shares to amend those provisions of the Certificate of Incorporation are invalid, Articles Third, Fifth and Sixth may be amended as provided in the Certificates of Amendment subject to compliance with the amendatory procedures set forth in Section 242(b) of the General Corporation Law.

Section 242(a) of the General Corporation Law provides:

After a corporation has received payment for any of its capital stock, it may amend its certificate of incorporation, from time to time, in any and as many respects as may be desired, so long as its certificate of incorporation as amended would contain only such provisions as it would be lawful and proper to insert in an original certificate of incorporation filed at the time of the filing of the amendment…

8 Del. C. § 242(a). In addition, Section 242(b) of the General Corporation Law provides:

Every amendment [to the Certificate of Incorporation] … shall be made and effected in the following manner: (1) [i]f the corporation has capital stock, its board of directors shall adopt a resolution setting forth the amendment proposed, declaring its advisability, and either calling a special meeting of the stockholders entitled to vote in respect thereof for the consideration of such amendment or directing that the amendment proposed be considered at the next annual meeting of the stockholders.… If a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class has been voted in favor of the amendment, a certificate setting forth the amendment and certifying that such amendment has been duly adopted in accordance with this section shall be executed, acknowledged and filed and shall become effective in accordance with § 103 of this title.

8 Del. C. § 242(b) (emphasis added). Thus, Section 242(a) grants Delaware corporations broad statutory power to amend their certificates of incorporation to the extent permitted under Delaware law, including to the extent contemplated by the Certificate of Amendment, subject to compliance with the amendatory procedures set forth in Section 242(b). Implicit in the language of Section 242 is that the power to amend the certificate of incorporation is a fundamental power of Delaware corporations vested in directors and stockholders of a corporation. Nothing in Section 242 suggests that this statutory power may be entirely eliminated by a provision of the certificate of incorporation with respect to certain provisions thereof. Indeed, the mandatory language in Section 242(b) supports the proposition that the corporation’s broad power to amend the certificate of incorporation cannot be eliminated. Section 242(b) mandates that, absent a provision permitting the board to abandon a proposed amendment, “a certificate setting forth the amendment … shall be executed, acknowledged and filed and shall become effective” upon obtaining the requisite board and stockholder approvals. 8 Del. C. § 242(b)(1) (emphasis added).

In our opinion, the provisions in (i) the last sentence of Article Third, (ii) the last sentence of Article Fifth, and (iii) the first sentence of Article Sixth of the Certificate of Incorporation that effectively eliminate the statutory power of the Company (and, consequently, of the directors and stockholders of the Company) to amend (i) Article Third of the Certificate of Incorporation, (ii) Article Fifth of the Certificate of Incorporation, and (iii) paragraphs A through F of Article Sixth of the Certificate of Incorporation, respectively, are contrary to the laws of the State of Delaware and, therefore, are invalid pursuant to Section 102(b)(1) of the General Corporation Law. Section 102(b)(1) provides that a certificate of incorporation may contain

[a]ny provision for the management of the business and for the conduct of the affairs of the corporation, and any provision creating, defining, limiting and regulating the powers of the corporation, the directors, and the stockholders, or any class of the stockholders…; if such provisions are not contrary to the laws of [the State of Delaware].

8 Del. C. § 102(b)(1) (emphasis added). Thus, the ability to curtail the powers of the corporation, the directors and the stockholders through the certificate of incorporation is not without limitation. Any provision in the certificate of incorporation that is contrary to Delaware law is invalid. See Lions Gate Entm’t Corp. v. Image Entm’t Inc., 2006 WL 1668051, at *7 (Del. Ch. June 5, 2006) (footnote omitted) (noting that a charter provision “purport[ing] to give the Image board the power to amend the charter unilaterally without a shareholder vote” after the corporation had received payment for its stock “contravenes Delaware law [i.e., Section 242 of the General Corporation Law] and is invalid”). In Sterling v. Mayflower Hotel Corp., 93 A.2d 107, 118 (Del. 1952), the Court found that a charter provision is “contrary to the laws of [Delaware]” if it transgresses “a statutory enactment or a public policy settled by the common law or implicit in the General Corporation Law itself.” The Court in Loew’s Theatres, Inc. v. Commercial Credit Co., 243 A.2d 78, 81 (Del. Ch. 1968), adopted this view, noting that “a charter provision which seeks to waive a statutory right or requirement is unenforceable.4

[4]	We note that Section 102(b)(4) of the General Corporation Law expressly permits a Delaware corporation to include in its certificate of incorporation provisions that modify the voting rights of directors and stockholders set forth in other provisions of the General Corporation Law. 8 Del. C. § 102(b)(4) (“the certificate of incorporation may also contain … [p]rovisions requiring for any corporate action, the vote of a larger portion of the stock … or a larger number of the directors, than is required by this chapter”). While Section 102(b)(4) permits certificate of incorporation provisions to require a greater vote of directors or stockholders than is otherwise required by the General Corporation Law, in our view, nothing in Section 102(b)(4) purports to authorize a certificate of incorporation provision that effectively eliminates the power of directors and stockholders to amend the certificate of incorporation (with respect to certain provisions thereof or otherwise) as expressly permitted by Section 242. See also Sellers v. Joseph Bancroft & Sons Co., 2 A.2d 108, 114 (Del. Ch. 1938) (where the Court questioned the validity of a certificate of incorporation provision requiring the vote or consent of 100% of the preferred stockholders to amend the certificate of incorporation in any manner that reduced the pecuniary rights of the preferred stock because the 100% vote requirement made such provision “practically irrepealable”).

That the statutory power to amend the certificate of incorporation is a fundamental power of Delaware corporations is supported by Delaware case law. Delaware courts have repeatedly held that a reservation of the right to amend the certificate of incorporation is a part of any certificate of incorporation, whether or not such reservation is expressly included therein.5 See, e.g., Maddock v. Vorclone Corp.¸147 A. 255 (Del. Ch. 1929); Coyne v. Park & Tilford Distillers Corp., 154 A.2d 893 (Del. 1959); Weinberg v. Baltimore Brick Co., 114 A.2d 812, 814 (Del. 1955); Morris v. American Public Utilities Co., 122 A. 696, 701 (Del. Ch. 1923). See also 2 David A. Drexler, Lewis S. Black, Jr. & A. Gilchrist Sparks, III, Delaware Corporation Law & Practice, § 32.02 (2005) (“No case has ever questioned the fundamental right of corporations to amend their certificates of incorporation in accordance with statutory procedures. From the earliest decisions, it has been held that every corporate charter implicitly contains as a constituent part thereof every pertinent provision of the corporation law, including the provisions authorizing charter amendments.”); 1 R. Franklin Balotti & Jesse A. Finkelstein, The Delaware Law of Corporations & Business Organizations § 8.1 (2007 Supp.) (“The power of a corporation to amend its certificate of incorporation was granted by the original General Corporation Law and has continued to this day.”) (footnotes omitted); 1 Edward P. Welch, Andrew J. Turezyn & Robert S. Saunders, Folk on the Delaware General Corporation Law § 242.2.2, GCL-VIII-13 (2007-1 Supp.) (“A corporation may … do anything that section 242 authorizes because the grant of amendment power contained in section 242 and its predecessors is itself a part of the charter.”) (citing Goldman v. Postal Tel., Inc., 52 F.Supp. 763, 769 (D. Del. 1943); Davis v. Louisville Gas & Electric Co., 142 A. 654, 656-58 (Del. Ch. 1928); Morris, 122 A. at 701; Peters v. United States Mortgage Co., 114 A. 598, 600 (Del. Ch. 1921)); Peters, 114 A. at 600 (“There is impliedly written into every corporate charter in this state, as a constituent part thereof, every pertinent provision of our Constitution and statutes. The corporation in this case was created under the General Corporation Law … That law clearly reserves to this corporation the right to amend its certificate in the manner proposed.”).

In Davis v. Louisville Gas & Electric Co., 142 A. 654 (Del. Ch. 1928), the Court of Chancery interpreted this reserved right to amend the certificate of incorporation broadly and observed that the legislature, by granting broad powers to the stockholders to amend the certificate of incorporation, “recognized the unwisdom of casting in an unchanging mould the corporate powers which it conferred touching these questions so as to leave them fixed for all time.” Id. at 657. Indeed, the Court queried, “[m]ay it not be assumed that the Legislature foresaw that the interests of the corporations created by it might, as experience supplied the material for judgment, be best subserved by an alteration of their intracorporate and in a sense private powers,” i.e., by an alteration of the terms of the certificate of incorporation? Id. The Court further confirmed the important public policy underlying the reservation of the right to amend the certificate of incorporation:

The very fact that the [General Corporation Law]… deal[s] in great detail with innumerable aspects of the [certificate of incorporation] in what upon a glance would be regarded as relating to its private as distinguished from its public character, has some force to suggest that the state, by dealing with such subjects in the statute rather than by leaving them to be arranged by the corporate membership, has impliedly impressed upon such matters the quality of public interest and concern.

[5]	This principle is also codified in Section 394 of the General Corporation Law. See 8 Del. C. § 394.

Id.

While there is no definitive case law addressing the enforceability or validity, under Delaware law or otherwise, of a certificate of incorporation provision that effectively prohibits amendments to certain provisions thereof, in our view such a provision would be invalid. Indeed, in confirming the fundamental importance of a corporation’s power to amend the certificate of incorporation, Delaware courts have suggested, in dicta, that such provision might be unenforceable. See, e.g., Jones Apparel Group, Inc. v. Maxwell Shoe Co., 883 A.2d 837 (Del. Ch. 2004) (indicating that the statutory power to recommend to stockholders amendments to the certificate of incorporation is a core duty of directors and noting that a certificate of incorporation provision purporting to eliminate a core duty of the directors would likely contravene Delaware public policy); Triplex Shoe Co. v. Rice & Hutchins, Inc., 152 A. 342, 347, 351 (Del. 1930) (finding that, despite the absence of common stockholders who held the “sole” power to vote on amendments to the certificate of incorporation, an amendment to the certificate of incorporation nonetheless had been validly approved by the preferred stockholders given that the holders of preferred stock, by “the very necessities of the case,” had the power to vote where no common stock had been validly issued because the corporation would otherwise be “unable to function”); Sellers v. Joseph Bancroft & Sons Co., 2 A.2d 108, 114 (Del. Ch. 1938) (questioning the validity of a certificate of incorporation provision requiring the vote or consent of 100% of the preferred stockholders to amend the certificate of incorporation in any manner that reduced the pecuniary rights of the preferred stock because the 100% vote requirement made such provision “practically irrepealable”).

More recently, the Court in Jones Apparel suggested that the right of directors to recommend to stockholders amendments to the certificate of incorporation is a “core” right of fundamental importance under the General Corporation Law. In Jones Apparel, the Delaware Court of Chancery examined whether a certificate of incorporation provision eliminating the power of a board of directors to fix record dates was permitted under Section 102(b)(1) of the General Corporation Law. While the Court upheld the validity of the record date provision, it was quick to point out that not all provisions in a certificate of incorporation purporting to eliminate director rights would be enforceable. Jones Apparel, 883 A.2d at 848. Rather, the Court suggested that certain statutory rights involving “core” director duties may not be modified or eliminated through the certificate of incorporation. The Jones Apparel Court observed:

[Sections] 242(b)(1) and 251 do not contain the magic words [“unless otherwise provided in the certificate of incorporation”] and they deal respectively with the fundamental subjects of certificate amendments and mergers. Can a certificate provision divest a board of its statutory power to approve a merger? Or to approve a certificate amendment? Without answering those questions, I think it fair to say that those questions inarguably involve far more serious intrusions on core director duties than does [the record date provision at issue]. I also think that the use by our judiciary of a more context- and statute-specific approach to police “horribles” is preferable to a sweeping rule that denudes § 102(b)(1) of its utility and thereby greatly restricts the room for private ordering under the DGCL.

Id. at 852. While the Court in Jones Apparel recognized that certain provisions for the regulation of the internal affairs of the corporation may be made subject to modification or elimination through the private ordering system of the certificate of incorporation and bylaws, it suggested that other powers vested in directors — such as the power to amend the certificate of incorporation — are so fundamental to the proper functioning of the corporation that they cannot be so modified or eliminated. Id.

As set forth above, the statutory language of Section 242 and Delaware case law confirm that the statutory power to amend the certificate of incorporation is a fundamental power of Delaware corporations as a matter of Delaware public policy. Moreover, Delaware case law also suggests that the fundamental power to amend the certificate of incorporation is a core right of the directors of a Delaware corporation. Because the provisions in (i) the last sentence of Article Third, (ii) the last sentence of Article Fifth, and (iii) the first sentence of Article Sixth of the Certificate of Incorporation effectively eliminate the fundamental power of the Company (and the “core” right of the Company’s directors) to amend those provisions of the Certificate of Incorporation, such provisions are contrary to the laws of the State of Delaware and therefore are invalid.

Given our conclusion that Articles Third, Fifth and Sixth may be amended as provided in the Certificates of Amendment, subject to compliance with the amendatory procedures set forth in Section 242(b) of the General Corporation Law, you have asked our opinion as to the vote required for approval of the Certificates of Amendment. Section 242(b) of the General Corporation Law provides the default voting requirements for an amendment to the certificate of incorporation. Under Section 242(b)(1), the board of directors of the Company (the “Board”) would be required to adopt a resolution setting forth the amendments proposed (i.e., the amendments set forth in the Certificates of Amendment) and declaring their advisability prior to submitting such amendments to the stockholders entitled to vote on amendments to the Certificate of Incorporation. The Board may adopt such resolution by the affirmative vote of a majority of the directors present at a meeting at which a quorum is present or, alternatively, by unanimous written consent of all directors. See 8 Del. C. §§ 141(b), 141(f). After such amendments have been duly approved by the Board, they must then be submitted to the stockholders of the Company for a vote thereon. The affirmative vote (or written consent) of a majority of the outstanding stock entitled to vote thereon would be required for approval of such amendments. See 8 Del. C. §§ 242(b)(1), 228(a). The default voting requirements set forth above may be increased to require a greater vote of the directors or stockholders by a provision in the certificate of incorporation or the bylaws (in the case of the Board). See 8 Del. C. §§ 102(b)(4), 141(b), 216, 242(b)(4). However, any certificate of incorporation or bylaw provision purporting to impose a supermajority or unanimous voting requirement must otherwise be valid under the General Corporation Law. As discussed above, in our opinion, the provisions in (i) the last sentence of Article Third, (ii) the last sentence of Article Fifth, and (iii) the first sentence of Article Sixth of the Certificate of Incorporation, which purport to require the approval of 95% of the IPO Shares to amend those provisions of the Certificate of Incorporation, are not valid certificate of incorporation provisions under the General Corporation Law. Because there is no valid provision in the Certificate of Incorporation or Bylaws purporting to impose a different or greater vote of the directors or stockholders for the approval of an amendment to the Certificate of Incorporation, in our view, the statutory default voting requirements would apply to the approval of the Certificates of Amendment by the directors and stockholders of the Company.

CONCLUSION

Based upon and subject to the foregoing, and subject to the limitations stated herein, it is our opinion that the Certificates of Amendment, if duly adopted by the Board of Directors of the Company (by vote of the majority of the directors present at a meeting at which a quorum is present or, alternatively, by unanimous written consent) and duly approved by the holders of a majority of the outstanding stock of the Company entitled to vote thereon, all in accordance with Section 242(b) of the General Corporation Law, would be valid and effective when filed with the Secretary of State in accordance with Sections 103 and 242 of the General Corporation Law.

The foregoing opinion is limited to the General Corporation Law, including the Delaware case law promulgated thereunder. We have not considered and express no opinion on any other laws or the laws of any other state or jurisdiction, including federal laws regulating securities or any other federal laws, or the rules and regulations of stock exchanges or of any other regulatory body.

The foregoing opinion is rendered for your benefit in connection with the matters addressed herein. We understand that you may furnish a copy of this opinion letter to the SEC in connection with the matters addressed herein. We further understand that you may include this opinion letter as an annex to your Proxy Statement for the special meeting of stockholders of the Company to consider and vote upon, among other things, the Certificates of Amendment, and we consent to your doing so.

Very truly yours,

/s/ Richards, Layton & Finger P.A.

Exhibit A

First Certificate of Amendment to the Amended and Restated Certificate of Incorporation

See Annex B to the proxy statement

Exhibit B

Second Certificate of Amendment to the Amended and Restated Certificate of Incorporation

See Annex C to the proxy statement

Exhibit C

Third Certificate of Amendment to the Amended and Restated Certificate of Incorporation

See Annex D to the proxy statement

ANNEX I

[FORM OF LETTER AGREEMENT]

Sports Properties Acquisition Corp.

437 Madison Avenue

New York, New York 10022

and

Banc of America Securities LLC

As representative of the underwriters

9 W. 57th Street

New York, New York 10019

Re: Initial Public Offering

Ladies and Gentlemen:

The undersigned stockholder, officer and/or director of Sports Properties Acquisition Corp., a Delaware corporation (the “Company”), in consideration of Banc of America Securities LLC (the “Underwriter”) agreeing to underwrite an initial public offering (“IPO”) of the Company’s units (“Units”), each comprised of one share of the Company’s common stock, par value $0.001 per share (“Common Stock”), and one warrant exercisable for one share of Common Stock (“Warrant”), hereby agrees as follows (certain capitalized terms used herein are defined in Schedule 1 hereto):

1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned shall vote [FOR FOUNDING STOCKHOLDERS ONLY—(i) all Insider Shares owned by such person and any shares of Common Stock acquired in the IPO in accordance with the majority of the votes cast by the holders of the IPO shares and] (ii) any shares of Common Stock acquired following the IPO, in favor of the Business Combination.

2. If a Transaction Failure occurs, the undersigned shall take all reasonable actions within such person’s power to cause (i) the Trust Account to be liquidated and distributed to the holders of the IPO Shares as soon as reasonably practicable and, in any event, no later than the Termination Date, and (ii) the Company to dissolve and liquidate as soon as practicable (the earliest date on which the conditions in clauses (i) and (ii) are both satisfied being the “Liquidation Date”). The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any liquidating distributions by the Company, except with respect to any of the IPO Shares acquired by the undersigned in connection with or following the IPO, and any remaining net assets of the Company as a result of such liquidation, and hereby further waives any claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and agrees to not seek recourse against the Trust Account for any reason whatsoever. [FOR MEDALLION FINANCIAL CORP. ONLY—The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendors, service providers, providers of financing or other entities that are owed money by the Company for services or financing provided, or contracted for, or products sold to us or the claims of any target businesses, but only to the extent such vendors, service providers, providers of financing or other entities have not executed waivers or have executed waivers that are held to be invalid or unenforceable, and only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Account. To the extent required to indemnify the Company hereunder, the undersigned will pay any claims for indemnification directly to the Trust Account.] [FOR FOUNDING STOCKHOLDERS ONLY—The undersigned hereby agrees that the Company shall be entitled to a reimbursement from the undersigned for any distribution of the Trust Account received by the undersigned in respect of such person’s Insider Shares.]

3. [FOR OFFICERS AND DIRECTORS ONLY—In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, opportunities to acquire entities, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company. The undersigned’s obligations to the Company shall be subject to any pre-existing fiduciary or contractual obligations.] [FOR MEDALLION FINANCIAL CORP. ONLY—In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, opportunities to acquire any operating business in the sports, entertainment or leisure industry, the value of which the undersigned reasonably determines exceeds $160 million, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be a stockholder of the Company.]

4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders.

5. [FOR ALL, EXCEPT AS OTHERWISE DISCLOSED IN THE REGISTRATION STATEMENT—Neither the undersigned, any member of the Immediate Family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive, and will not accept, any compensation for services rendered to the Company prior to, or in connection with, the consummation of the Business Combination; provided that the undersigned shall be entitled to reimbursement from the Company for their reasonable out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.]

6. [FOR ALL, EXCEPT AS OTHERWISE DISCLOSED IN THE REGISTRATION STATEMENT—The undersigned agrees that none of the undersigned, any member of the Immediate Family of the undersigned or any Affiliate of the undersigned will be entitled to receive or accept, and the undersigned, on behalf of the undersigned and the aforementioned parties, hereby waives any rights to, a finder’s fee or any other compensation in the event the undersigned, any member of the Immediate Family of the undersigned or any Affiliate of the undersigned originates a Business Combination.]

7. [FOR FOUNDING STOCKHOLDERS ONLY—The undersigned will, as specified in the Securities Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company, escrow its, his or her Insider Shares for the period commencing on the Effective Date and ending (i) one year after the consummation of a Business Combination or (ii) the date on which the Company gives the escrow agent notice that the Company is being liquidated, at which time the escrow agent will destroy such Insider Shares.]

8. The undersigned agrees to be a [POSITION] of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned’s biographical information furnished to the Company and the Underwriter and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated by the Securities and Exchange Commission. The undersigned’s questionnaire furnished to the Company and the Underwriter is true and accurate in all respects.

9. The undersigned represents and warrants to the Company and the Underwriter that:

(a) The undersigned is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

(b) The undersigned has never been convicted of or pleaded guilty to any crime (i) involving any fraud, (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities, and such person is not currently a defendant in any such criminal proceeding; and

(c) The undersigned has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

10. The undersigned has full right and power, without violating any agreement by which the undersigned is bound, to enter into this letter agreement and to serve as a [POSITION] of the Company.

11. The undersigned acknowledges and understands that the Underwriter and the Company will rely upon the agreements, representations and warranties set forth herein in proceeding with the IPO.

12. This letter agreement shall be binding on the undersigned and such person’s respective successors, heirs, personal representatives and assigns. This letter agreement shall terminate on the earlier of (i) the Business Combination Date, or (ii) the Termination Date; provided, however, that [(a)] any such termination shall not relieve the undersigned from any liability resulting from or arising out of any breach of any agreement or covenant hereunder occurring prior to the termination of this letter agreement [FOR MEDALLION FINANCIAL CORP. ONLY—and (b) the undersigned’s indemnification obligations hereunder shall survive the termination of this letter agreement.]

13. The undersigned authorizes any employer, financial institution or consumer credit reporting agency to release to the Underwriter and its legal representatives or agents (including any investigative search firm retained by the Underwriter) any information they may have about the undersigned’s background and finances (“Information”), solely for the purposes of the IPO. Neither the Underwriter nor its agents shall be violating the undersigned’s right of privacy in any manner in requesting and obtaining the Information, and the undersigned hereby releases them from liability for any damage whatsoever in that connection. The undersigned shall be entitled to a copy of such Information, upon request. The Underwriter shall not release such Information to any third-party, other than the Company or the Underwriter’s or the Company’s respective legal representative, without the prior written consent of the undersigned. The Underwriter shall use the same measures to protect the Information as it takes to protect its own similar confidential information, but in no event less than reasonable care.

14. [FOUNDING STOCKHOLDERS ONLY—The undersigned hereby agrees that, on a date that is within the five-day period following the date that is 30 days after the date of the Underwriting Agreement between the Company and the Underwriter (the “Underwriting Agreement”) or, if earlier, the date the Underwriter terminates its option to purchase Optional Units (as defined in the Underwriting Agreement) pursuant to the terms of the Underwriting Agreement, the undersigned will sell to the Company, and the Company shall accept from the undersigned, at no cost, the number of shares of Common Stock determined by multiplying (a) [15% OF INSIDER SHARES PURCHASED BY FOUNDING STOCKHOLDER] by (b) a fraction, (i) the numerator of which is 3,000,000 minus the number of units purchased by the Underwriter upon the exercise of its option to purchase Optional Units, and (ii) the denominator of which is 3,000,000.]

15. This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles and rules would require or permit the application of the laws of another jurisdiction. The undersigned hereby agrees that any action, proceeding or claim against the undersigned arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The undersigned hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

16. No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the undersigned, the Company and the Underwriter [FOR MEDALLION FINANCIAL CORP. ONLY—; provided, however, that in no event shall any term or provision of the undersigned’s indemnification obligations hereunder (including, without limitation, the survival of such indemnification obligations after the termination of this letter agreement) be amended, changed, waived, altered or modified].

[FOUNDING STOCKHOLDER, OFFICER OR DIRECTOR]

ACCEPTED AND AGREED:

BANC OF AMERICA SECURITIES LLC

By:
Name:
Title:

ACCEPTED AND AGREED:

SPORTS PROPERTIES ACQUISITION CORP.

By:
Name: Larry D. Hall
Title: Chief Financial Officer

SCHEDULE 1

SUPPLEMENTAL COMMON DEFINITIONS

Unless the context shall otherwise require, the following terms shall have the following respective meanings for all purposes, and the following definitions are equally applicable to both the singular and the plural forms of the terms defined.

“Affiliate” shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

“Business Combination” shall mean the acquisition by the Company, whether by merger, capital stock exchange, asset acquisition, exchangeable share transaction, stock purchase or other similar type of transaction, or any combination of the foregoing, of one or more domestic or international operating businesses, having, collectively, a fair market value equal to at least 80% of the Company’s net assets (excluding deferred underwriting discounts and commissions) at the time of such merger, capital stock exchange, asset acquisition, exchangeable share transaction, stock purchase or other similar business combination.

“Business Combination Date” shall mean the date upon which a Business Combination is consummated.

“Effective Date” shall mean the date upon which the Registration Statement is declared effective under the Securities Act of 1933, as amended, by the SEC.

“Immediate Family” shall mean, with respect to any person, such person’s spouse, lineal descendents, father, mother, brothers or sisters (including any such relatives by adoption or marriage).

“Insiders” shall mean all of the officers, directors and stockholders of the Company immediately prior to the Company’s IPO.

“Insider Shares” shall mean all shares of Common Stock of the Company owned by an Insider immediately prior to the Private Placement and the Company’s IPO. For the avoidance of doubt, Insider Shares shall not include any IPO Shares purchased by Insiders in connection with or subsequent to the Company’s IPO.

“IPO Shares” shall mean all shares of Common Stock issued by the Company in its IPO, regardless of whether such shares were issued to an Insider or otherwise.

“Private Placement” shall mean the private placement by the Company of 6,000,000 warrants to purchase Common Stock prior to the IPO.

“Prospectus” shall mean the final prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and included in the Registration Statement.

“Registration Statement” shall mean the registration statement filed by the Company on Form S-1 with the SEC in connection with the Company’s IPO and any amendment or supplement thereto.

“SEC” shall mean the United States Securities and Exchange Commission.

“Termination Date” shall mean the date that is 90 calendar days immediately following the Transaction Failure Date.

“Transaction Failure” shall mean the failure to consummate a Business Combination within 24 months of the Effective Date.

“Transaction Failure Date” shall mean the 24-month anniversary of the Effective Date.

“Trust Account” shall mean that certain trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee, and in which the Company deposited the “funds to be held in trust,” as described in the Prospectus.

EXHIBIT A

BIOGRAPHY

PROXY

SPORTS PROPERTIES ACQUISITION CORP.

437 Madison Avenue

New York, NY 10022

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SPORTS PROPERTIES ACQUISITION CORP.

The undersigned appoints Andrew M. Murstein and Larry D. Hall as proxies, and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of common stock of Sports Properties Acquisition Corp. (“Sports Properties”) held of record by the undersigned at the close of business on                     , at the Special Meeting of Stockholders to be held on                     , or any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NUMBERS 1, 2, 3, 4 AND 5 (INCLUDING ALL SUB-PROPOSALS). THE SPORTS PROPERTIES BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS (INCLUDING ALL SUB-PROPOSALS). EACH SUB-PROPOSAL WILL BE VOTED UPON SEPARATELY AND INDEPENDENTLY.

PROPOSAL NO. 1—PLEASE MARK EACH OF SUB-PROPOSALS 1A–1D BELOW

1.	To approve amendments to Sports Properties’ amended and restated certificate of incorporation (the “charter”) to allow for the Sports Properties to consummate the transactions contemplated by the Framework Agreement, dated as of November 18, 2009 (the “Framework Agreement”), by and between Sports Properties and Medallion Financial Corp., a Delaware corporation, consisting of the following sub-proposals (the “Initial Charter Proposals”):

1A	to revise the definition of “Business Combination” under Article Sixth of the charter so that the consummation of substantially all of the transactions contemplated by the Framework Agreement (the “Framework Transactions”) will also constitute a “Business Combination” even though the Framework Transactions do not involve the acquisition by Sports Properties of one or more assets or operating businesses in the sports, leisure and entertainment industries whose fair market value is at least equal to 80% of its net assets held in trust (calculated as provided in the charter) at the time of such acquisition.	FOR ☐	AGAINST ☐	ABSTAIN ☐

1B	to delete the provision that prohibits Sports Properties from consummating a “Business Combination” (as defined in the charter) with any entity affiliated with any person who was a stockholder prior to Sports Properties’ initial public offering or its officers or directors.	FOR ☐	AGAINST ☐	ABSTAIN ☐

1C	to increase the threshold regarding the maximum amount of the shares Sports Properties issued in its initial public offering (“IPO Shares”) that may vote against a “Business Combination” and seek conversion prior to Sports Properties consummating a “Business Combination” from less than 30% to less than 50%.	FOR ☐	AGAINST ☐	ABSTAIN ☐

1D	to remove the requirement that only holders of IPO Shares that vote against a “Business Combination” may convert their IPO Shares into cash.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL NO. 2—PLEASE MARK EACH OF SUB-PROPOSALS 2A–2B BELOW

2.	To approve the Framework Transactions and provide for Sports Properties’ perpetual existence, consisting of the following sub-proposals:

2A	to approve the transactions contemplated by the Framework Agreement which, among other things, sets forth the steps to be taken by Sports Properties to continue its business as a corporation that acquires and actively manages transferable licenses that permit the operation of taxicabs in major metropolitan cities in the United States, or medallions, leases the medallions to fleet taxi operators, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry (and to approve a related amendment to the agreement that governs Sports Properties’ trust account to allow for the release of funds from its trust account once the Framework Transactions are consummated).	FOR ☐	AGAINST ☐	ABSTAIN ☐

If you voted either “FOR” or “AGAINST” Proposal Number 2A and you hold shares of Sports Properties common stock issued in the initial public offering of Sports Properties, you may exercise your conversion rights and demand that Sports Properties convert your shares of common stock into a pro rata portion of the trust account by marking the “Exercise Conversion Rights” box below. If you exercise your conversion rights, then you will be exchanging your shares of Sports Properties common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if the transactions contemplated by the Framework Agreement are completed and you affirmatively vote “FOR” or “AGAINST” Proposal Number 2A, demand that Sports Properties convert your shares into cash and deliver your stock to Sports Properties’ transfer agent physically or electronically at least one business day prior to the meeting. Failure to (a) vote for or against Proposal Number 2A, (b) check the following box, (c) own your shares through the closing of the Framework Transactions, (d) deliver your stock certificate to Sports Properties’ transfer agent or deliver your shares electronically using Depository Trust Company’s DWAC (Deposit Withdrawal at Custodian) System and (e) submit this proxy in a timely manner will result in the loss of your conversion rights.

I HEREBY EXERCISE MY CONVERSION RIGHTS				☐

2B	to approve an amendment to Sports Properties’ charter to provide that its corporate existence will be perpetual instead of terminating on January 17, 2010.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL NO. 3—PLEASE MARK EACH OF SUB-PROPOSALS 3A–3C BELOW

3.	To approve amendments to Sports Properties’ charter which (i) eliminate certain provisions applicable only to special purpose acquisition corporations and (ii) revise certain other provisions in anticipation of Sports Properties’ existence as an operating company, consisting of the following three sub-proposals:

3A	to eliminate the provisions only applicable to Sports Properties as a special purpose acquisition corporation prior to the completion of a “Business Combination,” as defined in the charter after giving effect to the Initial Charter Proposals.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3B	to change Sports Properties’ name from “Sports Properties Acquisition Corp.” to “Medallion Management, Inc.”	FOR ☐	AGAINST ☐	ABSTAIN ☐

3C	to increase the number of authorized shares of Sports Properties capital stock from 101,000,000 to 550,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To adopt a proposed equity incentive plan, to be effective upon completion of the transactions contemplated by the Framework Agreement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, it appears that Sports Properties cannot consummate the transactions contemplated by the Framework Agreement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

	MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT	☐

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

Signature	Signature	Date

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in full name by an authorized officer, giving full title as such. If stockholder is a partnership, please sign in partnership name by authorized person.

PROXY

SPORTS PROPERTIES ACQUISITION CORP.

437 Madison Avenue

New York, NY 10022

SPECIAL MEETING OF WARRANTHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SPORTS PROPERTIES ACQUISITION CORP.

The undersigned appoints Andrew M. Murstein and Larry D. Hall as proxies, and each of them with full power to act without the other, each with the power to appoint a substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all warrants of Sports Properties Acquisition Corp. (“Sports Properties”) held of record by the undersigned at the close of business on                     , at the Special Meeting of Warrantholders to be held on                     , or any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NUMBERS 1 AND 2 (INCLUDING ALL SUB-PROPOSALS). THE SPORTS PROPERTIES BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS (INCLUDING ALL SUB-PROPOSALS). EACH SUB-PROPOSAL WILL BE VOTED UPON SEPARATELY AND INDEPENDENTLY.

PROPOSAL NO. 1—PLEASE MARK EACH OF SUB-PROPOSALS 1A–1D BELOW

1.	To approve amendments to the Warrant Agreement, dated as of January 17, 2008, between Sports Properties and Continental Stock Transfer & Trust Company, which governs the terms of Sports Properties’ outstanding warrants, in connection with the consummation of the transactions contemplated by the Framework Agreement, dated as of November 18, 2009 (the “Framework Agreement”), by and between Sports Properties and Medallion Financial Corp., a Delaware corporation, which, among other things, sets forth the steps to be taken by Sports Properties to continue its business as a corporation that acquires, actively manages and leases taxicab medallions, operates, on a selective basis, the taxicab fleets associated with those medallions and provides a range of services to and otherwise participates in the taxi industry, consisting of the following sub-proposals (the “Warrant Amendment Proposals”):

1A	to provide that the exercise price of Sports Properties’ warrants will be increased from $7.00 to $12.00 per share.	FOR ☐	AGAINST ☐	ABSTAIN ☐

1B	to provide that the expiration date of Sports Properties’ warrants will be extended from January 17, 2012 to January 17, 2015.	FOR ☐	AGAINST ☐	ABSTAIN ☐

1C	to provide that the price at which Sports Properties’ common stock must trade before Sports Properties is able to redeem the warrants it issued in its initial public offering (“IPO”) will be increased from $14.25 to $18.75.	FOR ☐	AGAINST ☐	ABSTAIN ☐

1D	to eliminate the cashless exercise feature of the warrants Sports Properties issued in its IPO.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the special meeting, Sports Properties is not authorized to consummate any of the Warrant Amendment Proposals or it otherwise appears that Sports Properties cannot consummate the transactions contemplated by the Framework Agreement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

	MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT	☐

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

Signature	Signature	Date

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in full name by an authorized officer, giving full title as such. If stockholder is a partnership, please sign in partnership name by authorized person.